     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 20, 1997

                                                        REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                ---------------

                       AMERICAN BAR ASSOCIATION MEMBERS/
                         STATE STREET COLLECTIVE TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

      MASSACHUSETTS                   6722                   04-6691601
     (STATE OR OTHER      (PRIMARY STANDARD INDUSTRIAL     (IRS EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
     INCORPORATION OR
      ORGANIZATION)

                225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                                 (617) 985-3000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              JOHN R. TOWERS, ESQ.
       EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY
                      STATE STREET BANK AND TRUST COMPANY
                              225 FRANKLIN STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 985-3000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH A COPY TO:
                             JUDITH R. THOYER, ESQ.
                    PAUL, WEISS, RIFKIND, WHARTON & GARRISON
                          1285 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10019-6064
                                 (212) 373-3000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
  Pursuant to Rule 429 under the Securities Act, the prospectus contained in this Registration Statement also relates to Registration Statement No. 33-92120.

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               PROPOSED
                                 AMOUNT TO     MAXIMUM       PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF          BE     OFFERING PRICE      AGGREGATE          AMOUNT OF
  SECURITIES TO BE REGISTERED    REGISTERED    PER UNIT       OFFERING PRICE    REGISTRATION FEE
------------------------------------------------------------------------------------------------
Units of beneficial interest....     (1)(2)        (1)     $1,000,000,000(1)(2)     $303,031

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The Collective Trust may offer and sell an unlimited number of units representing interests in separate funds and portfolios of the Collective Trust, each unit to be offered and sold at the per unit net asset value of the corresponding fund or portfolio.
(2) Does not include $435,744,016.55 of units previously registered and remaining unsold as of December 31, 1996. The units are being carried forward pursuant to Rule 429 under the Securities Act.

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY IS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                  SUBJECT TO COMPLETION, DATED MARCH 19, 1997

                            AMERICAN BAR ASSOCIATION
                           MEMBERS RETIREMENT PROGRAM

                          UNITS OF BENEFICIAL INTEREST
                     AMERICAN BAR ASSOCIATION MEMBERS/STATE
                            STREET COLLECTIVE TRUST

  The units offered hereby ("Units") represent pro rata beneficial interests in eight collective investment funds ("Funds") and three portfolios of the Structured Portfolio Service established under the American Bar Association Members/State Street Collective Trust (the "Collective Trust"). The Funds and the portfolios of the Structured Portfolio Service are investment options under the American Bar Association Members Retirement Program (the "Program"), a comprehensive retirement program sponsored by the American Bar Retirement Association ("ABRA") in which members of the American Bar Association ("ABA") and certain affiliated organizations and employees and partners of such members are eligible to participate.

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 ("State Street"), the trustee of the Collective Trust, operates and administers the Funds and the Structured Portfolio Service and provides administrative services to the Program. The following Funds are available through the Program:

  STABLE ASSET RETURN FUNDSM invests primarily in high quality money market instruments, investment contracts and funding agreements issued by insurance companies, banks or other financial institutions, with the objective of providing current income consistent with preserving principal and maintaining liquidity.

  INTERMEDIATE BOND FUND invests generally in debt securities of varying maturities, with an average portfolio duration of 3 to 6 years, with the objective of achieving a competitive total return from current income and capital appreciation.

  BALANCED FUND invests primarily in common stocks, other equity-type securities, medium to long-term debt securities and money market instruments, with the objective of achieving both long-term capital appreciation and current income.

  VALUE EQUITY FUNDSM invests primarily in common stocks of larger companies believed to be attractively priced relative to their future earnings power, with the objective of achieving long-term growth of capital and dividend income.

  GROWTH EQUITY FUND invests primarily in common stocks and other equity-type securities issued by large, well-established companies, with the primary objective of achieving long-term growth of capital and the secondary objective of realizing income.

  INDEX EQUITY FUND invests primarily in common stocks included in the Russell 3000 Index (the "Russell Index"), with the objective of replicating the total return of the broader stock market represented by the Russell Index.

  AGGRESSIVE EQUITY FUND invests primarily in common stocks and other equity-type securities issued by small to medium sized companies believed to have a strong potential for appreciation, with the objective of maximizing long-term growth of capital.

  INTERNATIONAL EQUITY FUND invests primarily in common stocks of established non-U.S. companies, with the objective of achieving long-term growth of capital.

  Assets contributed under the Program may also be invested in portfolios of the STRUCTURED PORTFOLIO SERVICESM, an investment service that offers three distinct approaches to diversifying investments in the Program by giving Investors the opportunity to select conservative, moderate or aggressive allocations of assets among the Funds described above.

  In addition, assets contributed under the Program may be invested (i) in any publicly traded debt and equity securities and shares of numerous mutual funds through Self-Managed Accounts or (ii) at certain times as described herein, in investment contracts with varying maturities that are issued by insurance companies that meet certain credit quality standards. The Self-Managed Accounts and the insurance investment contracts are not registered under the Securities Act of 1933 (the "Securities Act") and are described in this Prospectus for information purposes only.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  FUNDS AND THE PORTFOLIOS OF THE STRUCTURED PORTFOLIO SERVICE UNDER THE COLLECTIVE TRUST ARE NOT REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940 AND, THEREFORE, ARE NOT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT. UNITS ARE NOT "REDEEMABLE SECURITIES" WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940. SEE "REGULATION OF COLLECTIVE TRUST."

                      The date of this Prospectus is

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Description of Investment Options..........................................  16
Stable Asset Return Fund...................................................  17
Intermediate Bond Fund.....................................................  20
Balanced Fund..............................................................  24
Value Equity Fund..........................................................  25
Growth Equity Fund.........................................................  26
Index Equity Fund..........................................................  28
Aggressive Equity Fund.....................................................  30
International Equity Fund..................................................  32
Certain Information with Respect to the Funds..............................  35
Derivative Instruments.....................................................  37
Investment Advisors........................................................  39
Structured Portfolio Service...............................................  42
Self-Managed Accounts......................................................  43
Insurance Investment Contracts.............................................  49
Equitable Real Estate Account..............................................  50
Transfers between Investment Options and Withdrawals.......................  51
The Program................................................................  52
Adoption of Program........................................................  53
State Street ..............................................................  54
American Bar Retirement Association........................................  54
Contributions and Investment Selection.....................................  55
Deductions and Fees........................................................  57
Employer and Participant Responsibilities..................................  64
Provisions of ABA Members Plans............................................  65
Benefits and Distributions From ABA Members Plans..........................  71
Benefits and Distributions From Individually Designed Plans................  78
ERISA and Fiduciary Obligations............................................  78
Regulation of Collective Trust.............................................  82
Federal Income Tax Considerations..........................................  83
Taxation of Collective Trust...............................................  86
Legal Matters..............................................................  86
Experts....................................................................  86
Available Information......................................................  86
Glossary of Terms Used in Prospectus.......................................  88
Index to Financial Statements.............................................. F-1

  For additional information regarding all aspects of the Program and the investment options offered thereunder, contact State Street at (800) 826-8901.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY STATE STREET.

  UNITS OF BENEFICIAL INTEREST IN THE FUNDS AND THE PORTFOLIOS OF THE STRUCTURED PORTFOLIO SERVICE UNDER THE COLLECTIVE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET, AND UNITS OF BENEFICIAL INTEREST ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Glossary of Terms Used in Prospectus" for a definition of certain capitalized terms used in this Prospectus.

  THE FUNDS AND THE PORTFOLIOS OF THE STRUCTURED PORTFOLIO SERVICE UNDER THE COLLECTIVE TRUST ARE NOT REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940 AND, THEREFORE, ARE NOT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT. UNITS ARE NOT "REDEEMABLE SECURITIES" WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940. SEE "REGULATION OF COLLECTIVE TRUST."

INVESTMENT OPTIONS

  State Street, a wholly owned subsidiary of State Street Boston Corporation, a Massachusetts corporation and a holding company registered under the Federal Bank Holding Company Act of 1956, makes available eight collective investment Funds and three portfolios in a Structured Portfolio Service under the Collective Trust. The Funds and the portfolios offered by the Structured Portfolio Service are Investment Options (as hereinafter defined) for the investment of assets under the Program, a comprehensive retirement program sponsored by ABRA.

  The Stable Asset Return Fund invests primarily in money market instruments, investment contracts and funding agreements. See "Stable Asset Return Fund." The Intermediate Bond Fund (the "Bond Fund") invests primarily in debt securities of varying maturities. See "Intermediate Bond Fund." The Index Equity Fund (the "Index Equity Fund") invests primarily in common stocks included in the Russell Index. See "Index Equity Fund." The Value Equity Fund, Growth Equity Fund, Aggressive Equity Fund and International Equity Fund invest primarily in equity securities. The Balanced Fund invests in a combination of equity and debt securities. See "Value Equity Fund," "Growth Equity Fund," "Aggressive Equity Fund," "International Equity Fund" and "Balanced Fund."

  State Street may make additional Funds available as Investment Options from time to time, subject to the approval of ABRA, and State Street may terminate or amend the terms of the Investment Options from time to time upon notice to, and in consultation with, ABRA.

  State Street also makes available three portfolios in a Structured Portfolio Service, an investment service that offers three distinct approaches to diversifying investments in the Program by giving Investors the opportunity to select conservative, moderate or aggressive allocations of assets among the Funds (the "Structured Portfolio Service"). See "Structured Portfolio Service."

  Under the Program, certain Participants, Employers or Plan trustees (each, as hereinafter defined) may also utilize a self-managed brokerage account to direct State Street to purchase and sell a wide variety of publicly traded debt and equity securities and shares of numerous mutual funds (the "Self-Managed Account"). The Self-Managed Account is available only to (i) Participants in the ABA Retirement Plan (as hereinafter defined) and to Employers with respect to the ABA Defined Benefit Plan (as hereinafter defined), provided that in either case the Employer has designated the Self-Managed Account as an Investment Option for its plan (such Participants and Employers are collectively referred to as "Eligible Investors"), and (ii) Participants, Employers and Plan trustees of certain Individually Designed Plans (as hereinafter defined). Self-Managed Accounts are not registered under the Securities Act and are described in this Prospectus for information purposes only. See "Self-Managed Accounts."

  At certain times, State Street may also arrange to make available interests in investment contracts ("Insurance Investment Contracts") issued by insurance companies (commonly known as "guaranteed investment contracts" or "GICs") that meet certain credit quality standards. There are significant restrictions on withdrawals and transfers from Insurance Investment Contracts prior to maturity. The interests in Insurance Investment Contracts are not registered under the Securities Act and are described in this Prospectus for information purposes only. See "Insurance Investment Contracts." The Funds, the Structured Portfolio Service, the Self-Managed Accounts and the Insurance Investment Contracts are collectively referred to as "Investment Options."

  Certain assets contributed to the Program prior to January 1, 1992 are held by The Equitable Life Assurance Society of The United States ("Equitable Life") in a separate account that invests primarily in real estate (the "Equitable Real Estate Account"). See "Equitable Real Estate Account." Equitable Life will continue to hold and invest assets allocated to the Equitable Real Estate Account until they are withdrawn from the Program or transferred to another Investment Option available under the Program. Restrictions may apply to withdrawals and transfers from the Equitable Real Estate Account that may delay a withdrawal or transfer for a significant period of time following a withdrawal or transfer request. No contributions or transfers to the Equitable Real Estate Account are permitted. For more detailed information relating to the Equitable Real Estate Accounts, see "Contributions and Investment Selection--Additional Information." State Street has no control over the management of assets held by Equitable Life and is not responsible for the investment of such assets or Equitable Life's performance of its obligations under the Program with respect to such assets.

  Interests in the respective Funds and the Structured Portfolio Service portfolios are represented by units of beneficial interest ("Units"). Each Unit represents an equal pro rata interest in the net assets of a Fund or a portfolio in the Structured Portfolio Service. Although the Funds and the portfolios of the Structured Portfolio Service are similar in certain respects to registered open-end management investment companies (commonly referred to as "mutual funds"), the Funds and the portfolios of the Structured Portfolio Service are not registered as investment companies under the Investment Company Act of 1940 (the "Investment Company Act") and, therefore, are not subject to compliance with the requirements of such act. Units are not "redeemable securities" as defined in the Investment Company Act. See "Description of Investment Options" and "Regulation of Collective Trust." Units representing interests in the Funds or in each of the three portfolios of the Structured Portfolio Service are held by State Street, as trustee of the ABA Members Trusts (as hereinafter defined), for the benefit of Investors. Neither the Units nor the assets of the Funds or the portfolios of the Structured Portfolio Service are subject to the claims of State Street's creditors. The Units are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. State Street's activities in connection with the operation of the Collective Trust are subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a federal statute specifically designed to regulate the activities of pension plan fiduciaries. See "Regulation of Collective Trust."

THE PROGRAM

  Attorneys who are sole practitioners and partnerships and professional corporations engaged in the practice of law may adopt the Program for their law practices if they or one of their partners or shareholders is a member or associate of the ABA or of a state or local bar association that is represented in the ABA's House of Delegates. Such a bar association or an organization closely associated with the legal profession that has as an owner or member of its governing board a member or associate of the ABA may also be eligible to adopt the Program. The law practices, bar associations and other organizations that are eligible to adopt the Program are referred to herein as "Eligible Employers." See "The Program--Eligibility."

  Eligible Employers who elect to participate in the Program may do so by adopting an individual plan (an "Individual Master Plan") under one or both of two employee benefit plans sponsored by ABRA (the "ABA Members Plans"). The ABA Members Plans consist of the American Bar Association Members Retirement Plan, a defined contribution master plan (the "ABA Retirement Plan"), and the American Bar Association Members Defined Benefit Plan, a defined benefit master plan (the "ABA Defined Benefit Plan"). See "Provisions of ABA Members Plans" for a description of the terms of the ABA Members Plans. Eligible Employers that maintain their own individually designed employee benefit plans (the "Individually Designed Plans") (together with Eligible Employers that participate in the ABA Members Plans, referred to as "Employers") may also participate in certain aspects of the Program through such plans. The ABA Members Plans and the Individually Designed Plans are collectively referred to as the "Plans." Participants are employees (together with their beneficiaries where the context so requires) of Employers and self-employed individuals who have adopted the Program for their practices.

  Assets contributed under the Program are held by State Street as trustee of the American Bar Association Members Retirement Trust (the "Master Trust") in the case of assets contributed under Individual Master Plans and the American Bar Association Members Pooled Trust for Retirement Plans (the "Pooled Trust") in the case of assets contributed under Individually Designed Plans (the Master Trust and the Pooled Trust are collectively referred to as the "ABA Members Trusts"). Such assets are allocated among the Investment Options available under the Program in accordance with the instructions of the person or entity vested with responsibility for determining the investment allocation of the assets of a Plan held in the Master Trust or Pooled Trust (the "Investor"). The terms of each Plan determine who is the Investor with respect to the assets of the Plan. In the case of the ABA Retirement Plan, each Participant is an Investor. Generally, in the case of the ABA Defined Benefit Plan, the Employer is the Investor, except that with respect to certain prior plan accounts under the ABA Defined Benefit Plan, the Participant is the Investor. In the case of Individually Designed Plans, the Investor may be the Participant, the Employer or the Plan trustee.

  State Street, 225 Franklin Street, Boston, Massachusetts 02110, (617) 985-3000, administers and provides the Investment Options for the Program. As of December 31, 1996, State Street and its affiliates held over $2.9 trillion of assets in trust or under custody and had over $292 billion of assets under management. See "State Street." State Street is also responsible for certain recordkeeping and administrative services required by the Program. State Street's administrative and recordkeeping responsibilities include maintenance of individual account records or accrued benefit information for Participants whose Employers choose to have State Street maintain such account records. State Street also provides account and investment information to Employers and Participants, receives all plan contributions, effects investment and transfer transactions and distributes all benefits provided by the Plans to the Participants or, in the case of some Individually Designed Plans, to the trustees of such Plans ("Plan Trustees").

  The following chart provides a summary of the features of the Investment Options that are available under the Program.

                         SUMMARY OF INVESTMENT OPTIONS*

             STABLE ASSET   INTERMEDIATE    BALANCED     VALUE EQUITY       GROWTH     INDEX EQUITY   AGGRESSIVE   INTERNATIONAL
             RETURN FUND**   BOND FUND        FUND           FUND        EQUITY FUND     FUND***     EQUITY FUND    EQUITY FUND
             -------------  ------------  ------------  --------------   ------------  ------------  ------------  -------------
Investment    Current        Total return  Current        Long-term       Long-term     Replication   Long-term     Long-term
 Objective:   income         from current  income and     growth of       growth of     of the total  growth of     growth of
              consistent     income and    long-term      capital and     capital and   return of     capital       capital
              with           capital       capital        dividend        some          the Russell
              preserving     appreciation  appreciation   income          dividend      Index
              principal                                                   income
              and
              maintaining
              liquidity
Invests       High quality   Debt          Common         Common stocks,  Common        Most of the   Common        Common
 Primarily    money market   securities,   stocks,        primarily of    stocks and    common        stocks of     stocks and
 In:          instruments,   2/3 actively  other          large           equity-type   stocks        small to      other equity
              investment     managed and   equity-type    capitalization  securities    included in   medium sized  securities
              contracts      1/3 invested  securities     companies,      of large,     the Russell   companies     of
              and funding    to replicate  and debt       believed to be  well          Index         believed to   established
              agreements     the Lehman    securities     undervalued     established                 have strong   non-U.S.
              of insurance   Brothers                                     companies                   appreciation  companies
              companies,     Government/                                                              potential
              banks and      Corporate
              financial      Bond Index
              institutions
Risk to       Low risk to    Average       Lower than a   Average for an  Average for   Average for   Higher than   Higher than
 Principal:   principal      credit risk   fund           equity fund     an equity     an equity     average for   average for
                             for a debt-   investing                      fund          fund          an equity     an equity
                             oriented      primarily in                                               fund          fund,
                             intermediate  equities                                                                 including
                             bond fund;                                                                             risks due to
                             also risk of                                                                           currency
                             loss related                                                                           fluctuations
                             to movements
                             in interest
                             rates
Primary       Interest       Interest      Interest       Capital         Capital       Capital       Capital       Capital
 Source       income         income and    income,        appreciation    appreciation  appreciation  appreciation  appreciation
 of                          capital       dividend       and dividend    and dividend  and dividend
 Potential                   appreciation  income and     income          income        income
 Return:                                   capital
                                           appreciation
Estimated     1.2 years+     Generally 3   For debt       N/A             N/A           N/A           N/A           N/A
 Maturity                    to 6 years    securities,
 or                          duration      generally
 Duration:                                 5 to 6 years
                                           duration
Volatility    Subject to     Below         Generally      Average for a   Average for   Comparable    Above         Above
 of           interest       average       less           fund investing  a fund        to the        average for   average for
 Return:      rate           volatility    volatile       in equities     investing in  Russell       a fund        a fund
              fluctuation    for a fund    than a fund                    equities      Index         investing in  investing in
                             investing in  investing                                                  equities      equities
                             debt          exclusively
                             securities;   in equities
                             volatility
                             subject to
                             fluctuations
                             in interest
                             rates
Transfer      Daily          Daily         Daily          Daily           Daily         Daily         Daily         Daily
 Permitted:

-------
* In addition, certain Plans permit Investors to establish a self-managed brokerage account. See "Self-Managed Accounts."
** Invests through the State Street Bank and Trust Company ABA Members/Pooled
   Stable Asset Fund Trust, a collective investment fund maintained by State Street.
*** Invests through the State Street Bank Flagship S&P 500 Index Fund and the
    State Street Bank Russell Special Small Company Common Trust Fund, collective investment funds maintained by State Street.
+  Average weighted maturity as of December 31, 1996.

                         SUMMARY OF INVESTMENT OPTIONS

                                               STRUCTURED PORTFOLIO SERVICE
                        ----------------------------------------------------------------------------
                              CONSERVATIVE                 MODERATE                AGGRESSIVE
                        -------------------------  ------------------------ ------------------------
Investment Objectives:  Higher current investment  High current investment  Long-term growth of
                        income and some capital    income and greater       capital and lower
                        appreciation               capital appreciation     current investment
                                                                            income
Allocates Assets        Stable Asset Return Fund.  Stable Asset Return      Intermediate Bond Fund..
                         30%                        Fund............... 10%  15%
 To:                    Intermediate Bond          Intermediate Bond Fund.. Value Equity Fund... 15%
                         Fund.................35%   30%
                        Value Equity Fund..... 7%  Value Equity Fund... 11% Growth Equity Fund.. 15%
                        Growth Equity Fund.... 7%  Growth Equity Fund.. 11% Index Equity Fund... 30%
                        Index Equity Fund.... 14%  Index Equity Fund... 23% Aggressive Equity Fund..
                                                                             5%
                        International Equity       International Equity     International Equity
                         Fund................. 7%   Fund............... 15%  Fund............... 20%
Transfer Permitted:     Daily                      Daily                    Daily

SUMMARY OF FEES AND DEDUCTIONS

  The table set forth below is provided to assist Eligible Employers, Investors and Participants in understanding the various costs and expenses they will bear directly or indirectly under the Program with respect to an investment in each of the Investment Options. Such estimated expenses are stated as a percentage of the assets of each Investment Option. Certain non-recurring fees and plan administrative fees, which will be assessed against Employers or Participant account balances, are not reflected in the table and are described elsewhere in this Prospectus. For a discussion of the manner in which fees and deductions are calculated and the amount of such fees and deductions to be received by various parties in connection with the Program, see "Deductions and Fees."

                         STABLE INTER-                                            INTER-
                         ASSET  MEDIATE          VALUE  GROWTH INDEX  AGGRESSIVE NATIONAL STRUCTURED
                         RETURN  BOND   BALANCED EQUITY EQUITY EQUITY   EQUITY    EQUITY  PORTFOLIO
                          FUND   FUND     FUND    FUND   FUND   FUND     FUND      FUND    SERVICE
                         ------ ------- -------- ------ ------ ------ ---------- -------- ----------
ESTIMATED EXPENSES:
Program Expense Fee(1)..  .423%  .423%    .423%   .423%  .423%  .423%    .423%     .423%      NA (2)
Trustee, Management and
 Administrative Fees;
 Investment Advisor
 Fees; and, where
 applicable, Structured
 Portfolio Service
 Fee(1).................  .200%  .460%    .449%   .469%  .378%  .172%    .526%     .957%     .100%(2)
Other Expenses(3).......  .087%  .090%    .090%   .082%  .089%  .085%    .087%     .082%       -- (4)
                          ----   ----     ----    ----   ----   ----    -----     -----     ------
Total...................  .710%  .973%    .962%   .974%  .890%  .680%   1.036%    1.462%     .100%

--------
(1) The table is based on approximate assets of the Program on December 31, 1996, which total $2,390,000,000. The total includes $635,000,000 for the Stable Asset Return Fund, $49,000,000 for the Intermediate Bond Fund, $295,000,000 for the Balanced Fund, $48,000,000 for the Value Equity Fund, $752,000,000 for the Growth Equity Fund, $83,000,000 for the Index Fund, $276,000,000 for the Aggressive Equity Fund, $33,000,000 for the International Equity Fund, $199,000,000 for the Self-Managed Account, $16,000,000 for Insurance Investment Contracts, and $4,000,000 for the Equitable Real Estate Account. Of the above amounts indicated for each Fund, an aggregate of $69,000,000 is invested through the portfolios of the Structured Portfolio Service. See Note 2 below. These fees vary based on the size of the Funds or, as applicable, the portfolios of the Structured Portfolio Service.
(2) Represents the Structured Portfolio Service fee. There are no other fees directly attributable to the Structured Portfolio Service. However, the Funds in which the portfolios of the Structured Portfolio Service are invested bear the Program Expense Fees, the Trustee, Management and Administrative Fees and the Investment Advisor Fees, as applicable.
(3) Includes the amortization of organizational expenses and fees and deductions relating to recurring operational expenses, such as printing, legal and accounting expenses. The foregoing chart does not include fees and expenses payable by the Employer and the Participant. It also does not include fees charged for the Self-Managed Account.
(4) No other expenses were paid for 1996 by the Structured Portfolio Service. State Street may, in the future upon consultation with ABRA, determine the amount of such other expenses attributable to, and to be paid by, the Structured Portfolio Service.

  Assets invested through a Self-Managed Account, Insurance Investment Contracts and the Equitable Real Estate Account are subject to the Program Expense Fee of .423%. Transaction costs, such as brokerage fees, commissions and other expenses attributable to a Participant's or Employer's Self-Managed Account, are charged in accordance with the schedule provided to the Employer and the Participant from time to time. See "Deductions and Fees."

                            SELECTED FINANCIAL DATA*

  The selected financial data below provide information with respect to income, expenses and capital changes for each Fund attributable to each Unit outstanding for the periods indicated. The selected financial data for each of the years ended December 31 have been derived from financial statements audited by Price Waterhouse LLP, independent accountants of the Collective Trust. The selected financial data should be read in conjunction with the financial statements of the Funds, which appear elsewhere in this Prospectus.

STABLE ASSET RETURN FUND:**

                                               YEAR ENDED
                                              DECEMBER 31,
                              ------------------------------------------------
                                1996      1995      1994      1993      1992
                              --------  --------  --------  --------  --------
SELECTED FINANCIAL DATA FOR
 EACH UNIT OUTSTANDING FOR
 THE PERIODS INDICATED:
Investment income...........  $   .058    $ .061  $   .043  $   .035  $   .042
Expenses....................     (.007)    (.007)    (.007)    (.008)    (.008)
                              --------  --------  --------  --------  --------
Net investment income.......      .051      .054      .036      .027      .034
Reinvestment of net
 investment income..........     (.051)    (.054)    (.036)    (.027)    (.034)
                              --------  --------  --------  --------  --------
Net asset value at beginning
 and end of period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========  ========  ========  ========  ========
Ratio of expenses to average
 net assets.................       .68%      .73%      .73%      .75%      .79%
Ratio of net investment
 income to average net
 assets.....................      5.15%     5.32%     3.55%     2.77%     3.45%
Net assets at end of period
 (in thousands).............  $634,763  $630,208  $491,979  $509,905  $589,882

INTERMEDIATE BOND FUND:

                                                              SEPTEMBER 5, 1995
                                                  YEAR ENDED  (COMMENCEMENT OF
                                                 DECEMBER 31,  OPERATIONS) TO
                                                     1996     DECEMBER 31, 1995
                                                 ------------ -----------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED:
Investment income...............................   $   .67         $   .34
Expenses........................................      (.06)           (.02)
                                                   -------         -------
Net investment income...........................       .61             .32
Net realized and unrealized gain (loss) on in-
 vestments......................................      (.30)            .26
                                                   -------         -------
Net increase in unit value......................       .31             .58
Net asset value at beginning of period..........     10.58           10.00
                                                   -------         -------
Net asset value at end of period................   $ 10.89         $ 10.58
                                                   -------         -------
Ratio of expenses to average net assets.........       .58%            .69%***
Ratio of net investment income to average net
 assets.........................................      5.82%           9.17%***
Portfolio turnover****..........................     22.37%           1.60%
Total return....................................      2.93%           5.80%
Net assets at end of period (in thousands)......   $49,612         $36,457

--------
   * Per-Unit calculations have been prepared using the monthly average number of units outstanding during the period.
  ** As of September 5, 1995, the Blended Rate Fund ("Blended Rate") was merged into the Enhanced Short Term Investment Fund ("ESTIF") and ESTIF's name was changed to the Stable Asset Return Fund. The Financial Statements of the Fund reflect a combination of the assets and liabilities of ESTIF and Blended Rate as of the effective date of the merger. As of such date, Units previously outstanding of Blended Rate were deemed exchanged for Units of ESTIF and all Units of ESTIF outstanding were deemed Units of Stable Asset Return Fund.
 *** Ratios annualized.
**** Reflects purchases and sales of shares of the registered investment companies in which the Fund invests rather than the turnover of the underlying portfolios of such registered investment companies.

BALANCED FUND:

                                      YEAR ENDED                   JANUARY 2, 1992
                                     DECEMBER 31,                 (COMMENCEMENT OF
                          --------------------------------------   OPERATIONS) TO
                            1996      1995      1994      1993    DECEMBER 31, 1992
                          --------  --------  --------  --------  -----------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......  $   1.30  $   1.19  $   1.08  $   1.00      $    .89
Expenses................      (.33)     (.29)     (.26)     (.26)         (.25)
                          --------  --------  --------  --------      --------
Net investment income...       .97       .90       .82       .74           .64
Net realized and
 unrealized gain (loss)
 investments............      3.78      6.07      (.82)      .82         (1.56)
                          --------  --------  --------  --------      --------
Net increase (decrease)
 in unit value..........      4.75      6.97       --       1.56          (.92)
Net asset value at
 beginning of period....     32.01     25.04     25.04     23.48         24.40
                          --------  --------  --------  --------      --------
Net asset value at end
 of period..............  $  36.76    $32.01  $  25.04  $  25.04      $  23.48
                          ========  ========  ========  ========      ========
Ratio of expenses to av-
 erage net assets.......       .96%     1.00%     1.03%     1.07%         1.10%
Ratio of net investment
 income to average net
 assets.................      2.85%     3.08%     3.32%     3.05%         2.82%
Portfolio turnover......    180.67%   154.73%   112.51%   153.14%       119.18%
Total return............     14.84%    27.84%      0.0%     6.64%       (3.77)%
Net assets at end of
 period.................  $295,401  $264,526  $198,945  $193,362      $167,242

VALUE EQUITY FUND:

                                                             SEPTEMBER 5 , 1995
                                                 YEAR ENDED   (COMMENCEMENT OF
                                                DECEMBER 31,   OPERATIONS) TO
                                                    1996     DECEMBER 31, 1995
                                                ------------ ------------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED:
Investment income..............................   $   .40         $   .13
Expenses.......................................      (.14)           (.04)
                                                  -------         -------
Net investment income..........................       .26             .09
Net realized and unrealized gain on
 investments...................................      2.54             .84
                                                  -------         -------
Net increase in unit value.....................      2.80             .93
Net asset value at beginning of period.........     12.93           12.00
                                                  -------         -------
Net asset value at end of period...............   $ 15.73          $12.93
                                                  =======         =======
Ratio of expenses to average net assets........       .99%           1.00%*
Ratio of net investment income to average net
 assets........................................      1.85%           2.12%*
Portfolio turnover.............................     16.73%            3.8%
Total return...................................     21.66%           7.75%
Net assets at end of period (in thousands).....   $48,131         $20,617

--------
*  Ratios annualized

GROWTH EQUITY FUND:

                                     YEAR ENDED                  JANUARY 2, 1992
                                    DECEMBER 31,                 (COMMENCEMENT OF
                         --------------------------------------   OPERATIONS) TO
                           1996      1995      1994      1993    DECEMBER 31,1992
                         --------  --------  --------  --------  ----------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income....... $   5.07  $   3.88  $   3.48  $   3.16      $   3.20
Expenses................    (2.22)    (1.88)    (1.60)    (1.52)        (1.45)
                         --------  --------  --------  --------      --------
Net investment income...     2.85      2.00      1.88      1.64          1.75
Net realized and
 unrealized gain
 investments............    46.14     57.72       .61     12.99          3.00
                         --------  --------  --------  --------      --------
Net increase in unit
 value..................    48.99     59.72      2.49     14.63          4.75
Net asset value at
 beginning of period....   229.27    169.55    167.06  $ 152.43      $ 147.68
                         --------  --------  --------  --------      --------
Net asset value at end
 of period.............. $ 278.26   $229.27  $ 169.55  $ 167.06      $ 152.43
                         ========  ========  ========  ========      ========
Ratio of expenses to
 average net assets.....      .88%      .92%      .95%      .96%         1.01%
Ratio of net investment
 income to average net
 assets.................     1.13%      .98%     1.12%     1.03%         1.22%
Portfolio turnover......    63.70%    60.38%    58.78%    81.50%        46.26%
Total return............    21.37%    35.23%     1.49%     9.60%         3.22%
Net assets at end of
 period (in thousands).. $752,798  $637,834  $479,435  $471,398      $427,933

INDEX EQUITY FUND:*

                                             YEAR ENDED        APRIL 30, 1994
                                            DECEMBER 31,      (COMMENCEMENT OF
                                           ----------------    OPERATIONS) TO
                                            1996     1995     DECEMBER 31, 1994
                                           -------  -------   -----------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED:
Investment income......................... $   .28  $   .02        $   --
Expenses..................................    (.11)    (.08)          (.04)
                                           -------  -------        -------
Net investment income (loss)..............     .17     (.06)          (.04)
Net realized and unrealized gain invest-
 ments....................................    2.72     3.68            .39
                                           -------  -------        -------
Net increase in unit value................    2.89     3.62            .35
Net asset value at beginning of period....   13.97    10.35          10.00
                                           -------  -------        -------
Net asset value at end of period.......... $ 16.86  $ 13.97        $ 10.35
                                           =======  =======        =======
Ratio of expenses to average net assets...     .69%     .68 %          .94%**
Ratio of net investment income to average
 net assets...............................    1.15%    (.52)%          .94%**
Portfolio turnover***.....................   17.48%  131.73 %        53.55%
Total return..............................   20.68%   34.98 %         3.50%
Net assets at end of period (in thou-
 sands)................................... $82,881  $48,020        $11,662

--------
* Commencing September 5, 1995, this Fund was invested to replicate the Russell Index. Prior to that date, the Fund was invested to replicate the S&P 500 Index (as defined herein).
** Ratios annualized.
*** Reflects purchases and sales of units of the collective investment funds in which the Fund invests rather than the turnover of the underlying portfolios of such collective investment funds.

AGGRESSIVE EQUITY FUND:

                                      YEAR ENDED                    JANUARY 2, 1992
                                     DECEMBER 31,                  (COMMENCEMENT OF
                          ---------------------------------------   OPERATIONS) TO
                            1996       1995      1994      1993    DECEMBER 31, 1992
                          --------   --------  --------  --------  -----------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......  $    .36   $    .32  $    .28  $    .25      $    .30
Expenses................      (.39)      (.32)     (.28)     (.28)         (.26)
                          --------   --------  --------  --------      --------
Net investment income
 (loss).................      (.03)       --        --       (.03)          .04
Net realized and
 unrealized gain (loss)
 investments............      7.47       7.81     (1.00)     3.60          1.43
                          --------   --------  --------  --------      --------
Net increase (decrease)
 in unit value..........      7.44       7.81     (1.00)     3.57          1.47
Net asset value at
 beginning of period....     33.57      25.76     26.76  $  23.19      $  21.72
                          --------   --------  --------  --------      --------
Net asset value at end
 of period..............  $  41.01   $  33.57  $  25.76  $  26.76      $  23.19
                          ========   ========  ========  ========      ========
Ratio of expenses to av-
 erage net assets.......      1.04%      1.10%     1.10%     1.15%         1.25%
Ratio of net investment
 income to average net
 assets.................      (.06)%      .01%      .02%    (.12)%          .17%
Portfolio turnover......        48%        63%       48%       42%           43%
Total return............     22.16%     30.32%   (3.74)%    15.39%         6.77%
Net assets at end of
 period (in thousands)..  $275,915   $214,539  $163,678  $153,465      $116,426

INTERNATIONAL EQUITY FUND:

                                                             SEPTEMBER 5, 1995
                                                 YEAR ENDED    (COMMENCEMENT
                                                DECEMBER 31, OF OPERATIONS) TO
                                                    1996     DECEMBER 31, 1995
                                                ------------ -----------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED:
Investment income..............................   $   .70         $   .49
Expenses.......................................      (.10)           (.03)
                                                  -------         -------
Net investment income..........................       .60             .46
Net realized and unrealized gain (loss) on
 investments...................................      1.83            (.09)
                                                  -------         -------
Net increase...................................      2.43             .37
Net asset value at beginning of period.........     15.37           15.00
                                                  -------         -------
Net asset value at end of period...............   $ 17.80         $ 15.37
                                                  =======         =======
Ratio of expenses to average net assets........       .59%            .57%*
Ratio of net investment income to average net
 assets........................................      3.58%            9.2%*
Portfolio turnover**...........................     73.42%           3.51%
Total return...................................     15.81%           2.47%
Net assets at end of period (in thousands).....   $33,268         $10,849

--------
 * Ratios annualized.
** Reflects purchases and sales of shares of the registered investment company in which the Fund invests rather than turnover of the underlying portfolio of the registered investment company.

STRUCTURED PORTFOLIO SERVICE--CONSERVATIVE PORTFOLIO

                                                           SEPTEMBER 5, 1995
                                              YEAR ENDED    (COMMENCEMENT OF
                                             DECEMBER 31,     OPERATIONS)
                                                 1996     TO DECEMBER 31, 1995
                                             ------------ --------------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED
Investment income...........................   $   --            $ .001
Expenses....................................      (.01)           (.003)
                                               -------           ------
Net investment loss.........................      (.01)           (.002)
Net realized and unrealized gain on invest-
 ments......................................      1.00             .472
                                               -------           ------
Net increase................................       .99              .47
Net asset value at beginning of period......     10.47            10.00
                                               -------           ------
Net asset value at end of period............   $ 11.46           $10.47
                                               =======           ======
Ratio of expenses to average net assets.....       .10%             .09%*
Ratio of net investment loss to average net
 assets.....................................      (.10)%           (.06)%*
Portfolio turnover**........................     34.18%            2.53%
Total return................................      9.46%             4.7%
Net assets at end of period (in thousands)..   $11,201           $5,372

STRUCTURED PORTFOLIO SERVICE--MODERATE PORTFOLIO

                                                           SEPTEMBER 5, 1995
                                              YEAR ENDED    (COMMENCEMENT OF
                                             DECEMBER 31,     OPERATIONS)
                                                 1996     TO DECEMBER 31, 1995
                                             ------------ --------------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED
Investment income...........................   $   --            $ .001
Expenses....................................      (.01)           (.003)
                                               -------          -------
Net investment (loss).......................      (.01)           (.002)
Net realized and unrealized gain on invest-
 ments......................................      1.40             .542
                                               -------          -------
Net increase................................      1.39              .54
Net asset value at beginning of period......     10.54            10.00
                                               -------          -------
Net asset value at end of period............   $ 11.93          $ 10.54
                                               =======          =======
Ratio of expenses to average net assets.....       .10%             .09%*
Ratio of net investment loss to average net
 assets.....................................      (.10)%           (.06)%*
Portfolio turnover**........................     26.97%            3.57%
Total return................................     13.19%             5.4%
Net assets at end of period (in thousands)..   $32,617          $12,379

--------
 * Ratios annualized.
** Reflects purchases and sales of units of the Funds in which the Portfolios invest rather than the turnover of such underlying Funds.

STRUCTURED PORTFOLIO SERVICE--AGGRESSIVE PORTFOLIO

                                                           SEPTEMBER 5, 1995
                                              YEAR ENDED    (COMMENCEMENT OF
                                             DECEMBER 31,     OPERATIONS)
                                                 1996     TO DECEMBER 31, 1995
                                             ------------ --------------------
SELECTED FINANCIAL DATA FOR EACH UNIT
 OUTSTANDING FOR THE PERIODS INDICATED
Investment income...........................   $   --            $ .001
Expenses....................................      (.01)           (.003)
                                               -------           ------
Net investment loss.........................      (.01)           (.002)
Net realized and unrealized gain on invest-
 ments......................................      1.85             .572
                                               -------           ------
Net increase................................      1.84              .57
Net asset value at beginning of period......     10.57            10.00
                                               -------           ------
Net asset value at end of period............   $ 12.41           $10.57
                                               =======           ======
Ratio of expenses to average net assets.....       .10%             .09%*
Ratio of net investment loss to average net
 assets.....................................      (.10)%           (.06)%*
Portfolio turnover**........................     27.95%            2.71%
Total return................................     17.41%             5.7%
Net assets at end of period (in thousands)..   $25,558           $9,999

--------
 *Ratios annualized.
** Reflects purchases and sales of units of the Funds in which the Portfolios invest rather than turnover of such underlying Funds.

CONTRIBUTIONS TO THE INVESTMENT OPTIONS

  Contributions may be allocated to the Funds or to any of the portfolios of the Structured Portfolio Service on a daily basis and are credited on the day of receipt if accompanied or preceded by proper allocation instructions. Such contributions are used to purchase Units of the Funds and the portfolios of the Structured Portfolio Service based on the relevant per Unit net asset value of each Fund or the portfolios of the Structured Portfolio Service, as applicable. Contributions may not be allocated directly to the Self-Managed Account, but must first be allocated to one or more of the other available Investment Options and then transferred to the Self-Managed Account.

TRANSFERS AMONG INVESTMENT OPTIONS

  Transfers may be made among the Funds, the Structured Portfolio Service and Self-Managed Accounts generally on a daily basis based on the relevant per Unit net asset value of each Fund or each portfolio of the Structured Portfolio Service, as applicable. Amounts invested in an Insurance Investment Contract may not be transferred from an Insurance Investment Contract to any of the other Investment Options prior to the maturity date of the Insurance Investment Contract. No transfers may be made to the Equitable Real Estate Account. There is no charge for transfers.

BENEFITS AND DISTRIBUTIONS

  A Participant's eligibility for benefits depends on the terms of the applicable Plan. For information regarding the terms of an Individually Designed Plan, a Participant should contact his or her Employer.

  Under the ABA Members Plans, Participants are generally eligible for vested benefits upon retirement, disability, death or termination of employment. If an eligible Participant's vested benefit is $3,500 or less, the Participant will receive a lump sum distribution. Otherwise, the Participant may either choose to leave the assets invested under the Program or request a distribution of benefits. A Participant eligible to receive a distribution will generally receive a distribution in the form of a Qualified Joint and Survivor Annuity if the Participant is married and a Life Annuity if the Participant is single. With the written consent of the Participant's spouse, the Participant may request a lump sum payment or periodic installment payments from the Program, or may choose among other types of annuities that are available through the Program. A Participant with assets allocated to a Self-Managed Account may be eligible to elect an in-kind distribution of assets held in such Self-Managed Account, in accordance with the rules established by State Street. All annuity forms of payment are subject to certain additional administrative charges. Notwithstanding the foregoing, an Employer that adopts the ABA Retirement Plan may elect in the participation agreement not to have annuity forms of payment under the Plan, in which case Participants eligible to receive a distribution in excess of $3,500 from such a profit sharing plan may request only a lump sum payment or periodic installment payments. Payments for any distribution from a Participant's account are made by check to a Participant, as directed. The taxable portion of lump sum payments and certain installment payments from the ABA Members Plans may be directly rolled over to an individual retirement account established on the Participant's behalf, or to another employer's qualified retirement plan, the terms of which accept direct rollover contributions. See "Benefits and Distributions from ABA Members Plans."

  Depending on the terms of the Plan, the type of contribution under a Plan and the age of the Participant, withdrawals from a Participant's account balance in an ABA Retirement Plan may be permitted prior to retirement, disability, death or termination of employment. Under certain circumstances, a Participant may be permitted to borrow a portion of the Participant's account balance in an ABA Retirement Plan. See "Benefits and Distributions from ABA Members Plans--In-Service Withdrawals and Loans."

ADDITIONAL INFORMATION

  Persons who are already Employers or Investors may obtain administrative and investment allocation and transfer forms or additional information by calling State Street at (800) 348-2272 between 9:00 a.m. and 8:00 p.m. Eastern time or by writing to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. Participants may also obtain such forms from their Employers.

  For information regarding enrollment in the Program, Eligible Employers may call State Street at (800) 826-8901 between 9:00 a.m. and 5:00 p.m. Eastern time or write to State Street Bank and Trust Company, P.O. Box 2236, Boston, Massachusetts 02209-9109.

  A recorded message providing current account information can be obtained by calling State Street at (800) 348-2272.

                       DESCRIPTION OF INVESTMENT OPTIONS

  State Street makes available eight collective investment Funds and three portfolios in a Structured Portfolio Service under the Collective Trust. The Funds and the portfolios of the Structured Portfolio Service are Investment Options under the Program. Assets contributed under the Program are held in the Master Trust and the Pooled Trust, of which State Street is the sole trustee. Assets invested through the ABA Members Plans are held under the Master Trust, and assets invested through the Individually Designed Plan are held under the Pooled Trust.

  The following are Investment Options under the Program. The Stable Asset Return Fund invests primarily in money market instruments, investment contracts and funding agreements. The Intermediate Bond Fund (the "Bond Fund") invests primarily in debt securities of varying maturities, with approximately 2/3 of such portfolio to be actively managed and 1/3 of such portfolio to be invested to replicate the Lehman Brothers Government/Corporate Bond Index (the "LB Bond Index"). The Index Equity Fund invests primarily in common stocks included in the Russell Index. The Balanced Fund, Value Equity Fund, Growth Equity Fund, Aggressive Equity Fund and International Equity Fund invest primarily in equity securities or, in the case of the Balanced Fund, a combination of equity and debt securities. Assets contributed under the Program may also be invested in the portfolios of the Structured Portfolio Service, which offer three approaches to diversifying investments in the Program by giving Investors the opportunity to select conservative, moderate or aggressive allocations of assets among the Program's Funds. In addition, assets contributed under the Program may be invested (i) in any publicly traded debt and equity securities and shares of numerous mutual funds through a Self-Managed Account and (ii) when offered, in Insurance Investment Contracts of varying maturities (commonly known as "guaranteed investment contracts" or "GICs") that are issued by insurance companies that meet certain credit quality standards.

  The Stable Asset Return Fund commenced operations on September 5, 1995 through a merger of the Enhanced Short-Term Investment Fund ("ESTIF") and the Blended Rate Fund, each of which, preceding such merger, was a fixed income Fund under the Program. As of such date, Units previously outstanding of the Blended Rate Fund were deemed exchanged for Units of ESTIF and all Units of ESTIF outstanding were deemed to be Units of Stable Asset Return Fund. The Index Equity Fund commenced operations on April 30, 1994 and was originally invested to replicate the return of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Effective as of September 5, 1995 the Fund Declaration of the S&P 500 Index Fund was amended to provide for its investment to substantially replicate the return of the Russell Index, a broader market index, and the name of the Fund was changed to Index Equity Fund. The Intermediate Bond Fund, Value Equity Fund, International Equity Fund and Structured Portfolio Service commenced operations on September 5, 1995.

  Interests in the respective Funds and the portfolios of the Structured Portfolio Service are represented by Units, each of which represents an undivided pro rata share of the net assets of underlying Funds. Although the Funds and the portfolios of the Structured Portfolio Service are similar in certain respects to registered open-end management investment companies (commonly referred to as "mutual funds"), the Funds and the portfolios of the Structured Portfolio Service are not registered as investment companies under the Investment Company Act and, therefore, are not subject to the requirements of such act. The Units representing interests in the Funds and the portfolios of the Structured Portfolio Service are held by State Street, as trustee of the ABA Members Trusts, for the benefit of Investors of the Plans held in the Master Trust or the Pooled Trust. Neither the Units nor the assets of the Funds or a portfolio of the Structured Portfolio Service, as applicable, are subject to the claims of State Street's creditors. The Units are not insured by the Federal Deposit Insurance Corporation or any governmental agency. State Street's activities as trustee of the Collective Trust are subject to the requirements of ERISA. There are no voting rights connected with the ownership of Units. See "Regulation of Collective Trust."

  Units in the Funds and the portfolios of the Structured Portfolio Service are not "redeemable securities" within the meaning of the Investment Company Act. However, each Unit entitles an Investor to exercise rights that are substantially similar to the rights of holders of "redeemable securities" issued by a mutual fund. Units in each Fund and in each portfolio of the Structured Portfolio Service may be withdrawn on each Business Day (subject to applicable restrictions under the terms of the Program) for cash equal to the per Unit net asset value of the Fund or the portfolio in the Structured Portfolio Service, respectively. In addition, transfers may be made among the Funds and the portfolios in the Structured Portfolio Service based on the relevant per Unit net asset values.

  For purposes of the descriptions of the Funds herein, investments by a Fund in collective investment funds maintained by State Street are deemed to be investments in the underlying securities held by such collective investment funds.

                            STABLE ASSET RETURN FUND

  INVESTMENT OBJECTIVE. The investment objective of the Stable Asset Return Fund is to provide current income consistent with the preservation of principal and liquidity. The Stable Asset Return Fund will invest in investment contracts and high quality money market instruments through collective investment funds maintained by State Street. THERE CAN BE NO ASSURANCE THAT THE STABLE ASSET RETURN FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Stable Asset Return Fund invests in obligations of the United States government and the agencies and instrumentalities thereof ("U.S. Government Obligations"), notes, bonds and similar debt instruments of corporations, commercial paper, certificates of deposit and time deposits, bankers' acceptances, variable and indexed interest notes and repurchase agreements (collectively, "Short-Term Investment Products"). The Fund also invests in investment contracts issued by insurance companies, funding agreements issued by insurance companies, banks or other financial institutions or investment contracts or longer-term certificates of deposit issued by domestic and foreign banks or trust companies. Funding agreements (also known as "synthetic GICs") are arrangements comprised of an investment in one or more underlying securities and a contract issued by an insurance company, bank or other financial institution that provides for the return of principal and an agreed upon rate of interest for purposes of permitting the Fund to be benefit responsive (i.e., responsive to withdrawal, transfer and benefit payment requests). The underlying securities generally consist of fixed income debt instruments. As of December 31, 1996, approximately 52% of the Fund's assets were invested in Short-Term Investment Products and 48% of the Fund's assets were invested in insurance contracts and funding agreements. As of December 31, 1996, the average weighted maturity of the Stable Asset Return Fund was 1.2 years. The Fund's portfolio will be structured to provide cash flow to assist liquidity management and to limit the volatility of movement in interest rates received by the Fund while maintaining a rate of return that is sensitive to current interest rates.

  INVESTMENT GUIDELINES AND RESTRICTIONS AND CERTAIN RISK FACTORS. The Fund may invest in a variety of U.S. Government Obligations, including bills and notes issued by the U.S. Treasury and securities issued by agencies of the U.S. Government, such as the Farmers Home Administration, the Export Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. Not all U.S. Government Obligations are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, and securities issued by the Federal Home Loan Bank are supported only by the credit of the issuing agency. There is no guarantee that the U.S. Government will support these types of securities, and, therefore, they involve more risk than U.S. Government Obligations that are supported by the full faith and credit of the United States.

  The Stable Asset Return Fund may enter into repurchase agreements with a variety of banks and broker-dealers. In a repurchase agreement transaction, the Fund acquires securities (usually U.S. Government Obligations) for cash and obtains a simultaneous commitment from the seller to repurchase the securities at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. The difference between the sale and the repurchase price is, in effect, interest for the period of the agreement. In such transactions, the securities purchased by the Stable Asset Return Fund will have a total value at least equal to the amount of the repurchase price and will be held by State Street until repurchased. State Street will continually monitor the value of the underlying securities to verify that their value, including accrued interest, always equals or exceeds the repurchase price.

  The Stable Asset Return Fund may invest in U.S. dollar-denominated instruments issued by foreign banks and foreign branches of U.S. banks, which may involve special risks. Foreign banks may not be required to maintain the same financial reserves or capital that are required of U.S. banks. Restrictions on loans to single borrowers, prohibitions on certain self-dealing transactions and other regulations designed to protect the safety and solvency of U.S. banks may not be applicable to foreign banks. Furthermore, investments in foreign banks may involve additional risks similar to those associated with investments in foreign securities described in "International Equity Fund--Certain Risk Factors." Foreign branches of U.S. banks are generally subject to the U.S. banking laws, but obligations issued by such branches, which are sometimes payable only by the branch, may be subject to country risks relating to actions by foreign governments that may restrict or even shut down the operations of some or all banks.

  The Stable Asset Return Fund may commit to purchasing securities on a "when-issued" basis, such that payment for and delivery of a security will occur after the date that the Fund commits to purchase the security. The payment obligation and the interest rate that will be received on the security are each fixed at the time of the purchase commitment. Prior to payment and delivery, however, the Stable Asset Return Fund will not receive interest on the security, and will be subject to the risk of a loss if the value of the when-issued security is less than the purchase price at the time of delivery.

  Except with respect to U.S. Government Obligations, the Stable Asset Return Fund may invest in a Short-Term Investment Product only if at the time of purchase, the instrument is (i) rated in one of the two highest rating categories applicable to corporate bonds by at least two nationally recognized statistical rating organizations ("NRSROs"), at least one of which must be Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (ii) rated in the highest rating category applicable to commercial paper by at least two NRSROs, at least one of which must be S&P or Moody's, or (iii) if unrated, issued or guaranteed by an issuer that has other comparable outstanding instruments that are so rated or is itself rated in one of the two highest rating categories by at least two NRSROs, at least one of which must be S&P or Moody's. For purposes of this restriction, an investment in a repurchase agreement will be considered to be an investment in the securities that are the subject of the repurchase agreement. Except with respect to certain U.S. Government Obligations, each instrument purchased will be subject to the risks of default by the issuer and the non-payment of interest or principal that are usually associated with unsecured borrowings.

  The Stable Asset Return Fund may not invest in any investment contract or funding agreement, unless, at the time of purchase, the investment contract or funding agreement or the issuer thereof is rated in one of the two highest rating categories by at least two NRSROs, at least one of which must be S&P or Moody's. Although these rating standards must be satisfied at the time an investment contract or funding agreement is issued, the financial condition of an issuer may change prior to maturity. The Stable Asset Return Fund will generally be unable to dispose of an investment contract or a funding agreement prior to its maturity in the event of the deterioration of the financial condition of the issuer.

  Except for investment contracts and funding agreements, the Fund generally does not invest more than 5% of its assets in securities of a single issuer, determined at the time of purchase, other than U.S. Government Obligations. For purposes of this 5% limitation, investments in collective investment funds maintained by State Street are considered to be investments in the underlying securities held by such collective investment funds, and investments in repurchase agreements are considered to be investments in the securities that are the subject of such repurchase agreements. Other than investment contracts and funding agreements, the Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days or portfolio securities that are not readily marketable or redeemable, determined at the time of purchase. The proportion of the assets of the Fund invested in investment contracts or funding agreements of any one insurance company, bank or financial institution may generally not be greater than 15% of the aggregate value of investment contracts and funding agreements included in the Fund's portfolio, and in no event greater than 20%, in each case determined at the time of purchase. To the extent that the assets of the Stable Asset Return Fund are committed to investment contracts or funding agreements of a single issuer, the Fund will be subject to a greater risk that a default by such issuer will have a material adverse effect on the Fund. The Stable Asset Return Fund will not acquire warrants or make any other investment that is inconsistent with the restrictions applicable to the other Funds described under "Certain Information with Respect to the Funds--Investment Prohibitions." Except as explicitly set forth above and in "Derivative Instruments," there are no other investment restrictions applicable to the Stable Asset Return Fund.

  VALUATION OF UNITS. When an Investor allocates assets to the Stable Asset Return Fund, the account of the Investor is credited with that number of Units with an aggregate price equal to the value of such assets allocated to the Fund. Each Business Day the net income accrued by the Stable Asset Return Fund is calculated and additional Units of the Fund with an aggregate value equal to the accrued net income of the Fund are issued in proportion to the Investors' interests.

  THE STABLE ASSET RETURN FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. Consistent with this objective, the Short-Term Investment Products of the Stable Asset Return Fund are valued on the basis of a valuation method known as "Amortized Cost Pricing." Amortized Cost Pricing involves valuing an instrument initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in the overvaluation or undervaluation of a particular instrument relative to the market value of the instrument. The longer the maturity of an instrument, the greater the exposure to such risk of overvaluation or undervaluation. Investment contracts and funding agreements are valued at contract value (cost plus accrued interest).

  If an Investor were to receive a distribution from, or transfer out of, the Stable Asset Return Fund at a time when the Stable Asset Return Fund was overvalued, the Investor would be overpaid (based on market price) and the value of the investments of remaining Investors would be diluted. Conversely, if an Investor were to receive a distribution from, or transfer out of, the Stable Asset Return Fund at a time when the Stable Asset Return Fund was undervalued, the Investor would be underpaid (based on market price) and the value of the investments of remaining Investors would be increased. If State Street determines that the per Unit net asset value of the Stable Asset Return Fund to the extent such value is determined based on Amortized Cost Pricing method deviates from the net asset value determined by using available market quotations or market equivalents (market value) to a large enough extent that it may result in a material dilution or other unfair result to Investors, State Street may adjust the per Unit net asset value of the Fund or take other action that it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or other unfair result. For this purpose, only the Short-Term Investment Products are tested on a mark to market basis. Such valuations for the Investment Contracts are not required by generally accepted accounting principles because of the benefit responsive structure of the Investment Contracts held in the Fund.

  PERFORMANCE INFORMATION. The Stable Asset Return Fund may, from time to time, report its performance in terms of its "yield" and "effective yield." The Fund's yield is determined based upon historical earnings and is not intended to indicate future performance. The "yield" of the Fund refers to the annualized income generated by a daily investment in the Fund. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A recorded message providing performance information for the Stable Asset Return Fund is available at (800) 826-8905.

  INVESTMENT ADVISOR. State Street is sole manager of the Stable Asset Return Fund. State Street may in the future employ investment advisors, at its discretion, to manage portions of the Fund, subject to consultation with ABRA.

                             INTERMEDIATE BOND FUND

  INVESTMENT OBJECTIVE. The investment objective of the Bond Fund is to achieve a total return from current income and capital appreciation by investing primarily in a diversified portfolio of fixed-income securities. A portion of the Bond Fund (approximately 2/3) will be actively managed, investing in fixed-income securities with a portfolio duration generally from 3 to 6 years. The other portion of the Bond Fund--the index portion--will be invested to replicate the LB Bond Index, which is composed of approximately 5,000 issues of fixed-income securities, including U.S. Government Obligations and investment grade corporate bonds, each with an outstanding market value of at least $25 million and remaining maturity of greater than one year. As of December 31, 1996, U.S. Government Obligations and corporate debt securities represented 74% and 26%, respectively, of the LB Bond Index. The actively managed portion seeks to achieve, over an extended period of time, total returns comparable or superior to broad measures of the domestic bond market. LEHMAN BROTHERS, INC. DOES NOT SPONSOR THE BOND FUND, NOR IS IT AFFILIATED IN ANY WAY WITH THE BOND FUND OR STATE STREET. THERE CAN BE NO ASSURANCE THAT THE BOND FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The actively managed portion of the Bond Fund is expected to invest its assets in fixed-income securities of varying maturities with a portfolio duration generally from 3 to 6 years. The level of investments in fixed income securities of this portion of the Bond Fund will vary, depending upon many factors, including economic conditions, interest rates and other relevant considerations. In selecting securities, economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other security selection techniques will be taken into account.

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payment prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  The portion of the Fund's assets committed to investment in debt securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the outlook for the U.S. and foreign economies, the financial markets and other factors. The portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that are believed to be relatively undervalued.

   The index portion of the Bond Fund will attempt to hold a representative sample of the securities in the LB Bond Index so that, in the aggregate, the investment characteristics of this portion of the Bond Fund's portfolio will resemble those of the LB Bond Index. However, the index portion of the Bond Fund is not expected to track the LB Bond Index with the same degree of accuracy that complete replication of such index would provide. Over time, the portfolio composition of the index portion of the Bond Fund will be altered (or "rebalanced") to reflect changes in the characteristics of the LB Bond Index.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The actively managed portion of the Bond Fund will invest primarily in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies (subject to a 20% limit on foreign securities, as described below): U.S. Government Obligations; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency denominated securities. The Bond Fund may hold different percentages of the assets in these various types of securities.

  For the purpose of achieving income, the actively managed portion of the Bond Fund may enter into repurchase agreements, but may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days. See "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors."

  The index portion of the Bond Fund will invest its assets so as to replicate the LB Bond Index. Under normal market conditions, at least 90% of the value of the total assets of the index portion will be invested in securities comprising the LB Bond Index. For temporary defensive purposes, the index portion of the Bond Fund may invest without limitation in U.S. Government Obligations, commercial paper, and other money market instruments of the type purchased by the Stable Asset Return Fund, as described in "Stable Asset Return Fund." The index portion of the Bond Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  For information with respect to the use of derivative instruments, see "Derivative Instruments." In addition, the Bond Fund is subject to the same investment restrictions that are applicable to the other Funds. See "Certain Information with Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS WITH RESPECT TO THE BOND FUND. As to certain risk factors with respect to investing in U.S. Government Obligations, see "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors," and, as to risk factors with respect to the use of derivative instruments, see "Derivative Instruments."

  The Bond Fund may purchase or sell securities on a when-issued or delayed delivery basis. As to certain risks involved, see "Stable Asset Return Fund-- Investment Guidelines and Restrictions and Certain Risk Factors."

  The actively managed portion of the Bond Fund will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. See "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund increase, which may adversely affect the Fund's performance. Because the types and proportions of the Bond Fund's assets may change frequently in accordance with market conditions, an annual portfolio turnover rate cannot be predicted.

  Index funds, such as the index portion of the Bond Fund, seek to create a portfolio which substantially replicates the total sum of the securities comprising the applicable index. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. Therefore, brokerage costs, transfer taxes and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds.

  Portfolio turnover for 1996 was 22.37% and for the period from September 5, 1995 to December 31, 1995 was 1.60%. Such turnover reflects purchases and sales of shares of the registered investment companies in which the Fund invests rather than the turnover of the underlying portfolios of such registered investment companies. See "--Investment Advisors and Initial Investments in Registered Investment Companies."

  PERFORMANCE INFORMATION. The Fund's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all Fund's dividends and capital gain distributions are reinvested. The "total return" sought by the Bond Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities and futures and options. A recorded message providing current unit values and yield for the Bond Fund is available at (800) 348-2272. While the Bond Fund is invested in registered investment companies (as described below) the yield for the Bond Fund will be calculated by taking the weighted average annualized yield of such registered investment companies and adjusting for the Fund's expenses. It is expected that when the Fund is no longer invested in registered investment companies, the Fund's "yield" will be calculated by dividing its net investment income per Unit earned during the specified period by its net asset value per Unit on the last day of such period and annualizing the result.

  INVESTMENT ADVISORS AND INITIAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. State Street expects to select Pacific Investment Management Company ("PIMCO") to serve as Investment Advisor to provide investment advice and arrange for the execution of purchases and sales of securities for the actively managed portion of the Bond Fund, subject to the supervision and approval of State Street.

  State Street, however, based upon the advice of PIMCO, has determined that until a minimum level of assets (the "Minimum Level") (in this case approximately $75 million) have been allocated to the actively managed portion of the Bond Fund, in order to provide for efficient investment of the Bond Fund's assets, PIMCO's advice will be obtained by investing approximately 2/3 of the funds directed by Investors into the Bond Fund in the PIMCO Total Return Fund, an open-end management investment company registered under the Investment Company Act and managed by PIMCO (the "Total Return Fund"). As of December 31, 1996, $33.4 million in assets were allocated to the actively managed portion of the Bond Fund and such assets are currently invested in the Total Return Fund. The Total Return Fund invests at least 65% of its assets in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration generally from 3 to 6 years. The Total Return Fund has substantially similar investment objectives to the actively managed portion of the Bond Fund. After the Minimum Level is attained by the actively managed portion of the Bond Fund, State Street expects that such portion will be managed as a separate collective trust portfolio by State Street, with the advice of PIMCO.

  With respect to the index portion of the Bond Fund, State Street expects to select Barclay's Global Investors ("BGI") to serve as Investment Advisor to provide investment advice and arrange for the execution of purchases and sales of securities for the index portion of the Bond Fund, subject to the supervision and approval of State Street.

  State Street, however, upon the advice of BGI has determined that in order for the index portion of the Bond Fund to meet its investment objective, until the Minimum Level (in this case approximately $200 million) is attained, in order to provide for efficient investment of the index portion of the Bond Fund's assets, BGI's advice will be obtained by investing approximately 1/3 of the funds directed by Investors into the Bond Fund in the MasterWorks Bond Index Fund, an open-end management investment company registered under the Investment Company Act (the "Bond Index Fund"), which invests in the securities represented in the LB Bond Index. As of December 31, 1996, $16.1 million in assets were allocated to the index portion of the Bond Fund and such assets are currently invested in the Bond Index Fund. The Bond Index Fund is managed by BGI and has substantially similar investment objectives to the index portion of the Bond Fund. The Bond Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the LB Bond Index. After the Minimum Level is attained by the index portion of the Bond Fund, State Street expects that such portion will be managed as a separate collective trust portfolio by State Street with the advice of BGI.

  State Street will monitor the performance of the Total Return Fund and the Bond Index Fund, in light of the Bond Fund's investment objectives, to determine whether the continued investment by the Bond Fund in such registered investment companies is appropriate. If State Street concludes that the investment objectives or performance of the Total Return Fund and the Bond Index Fund are no longer consistent with those of the actively managed portion and index portion of the Bond Fund, respectively, State Street may transfer a portion or all of the assets of the Bond Fund that are invested in such registered investment companies to other registered investment companies or collective investment funds managed by State Street, which, in light of the investment objectives of the Bond Fund, State Street deems to be more appropriate. After the Minimum Level is reached for each portion of the Bond Fund, State Street and the Investment Advisors will determine appropriate redemption procedures from the Total Return Fund and the Bond Index Fund.

  State Street has determined the percentage of the assets in the Bond Fund to be allocated to each portion of the Bond Fund. Unless altered by State Street, contributions to and withdrawals from the Bond Fund will be allocated 2/3 to PIMCO and 1/3 to BGI. Income and realized gains attributable to the assets allocated to each Investment Advisor will remain allocated to such Investment Advisor thereby changing the percentage of total assets of the Bond Fund allocated to each Investment Advisor. An Investment Advisor with superior performance may thus provide investment advice with respect to a larger percentage of the assets of the Bond Fund than originally allocated to such advisor. For additional information with respect to the Investment Advisors, see "Investment Advisors."

                                 BALANCED FUND

  INVESTMENT OBJECTIVE. The investment objective of the Balanced Fund is to achieve both current income and capital appreciation. The Balanced Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to an appropriate combination of broad measures of the domestic stock and bond markets. THERE CAN BE NO ASSURANCE THAT THE BALANCED FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Balanced Fund invests in publicly traded common stocks, other equity-type securities, long-term debt securities with varying maturities and money market instruments. The Balanced Fund normally maintains at least 40%, but not more than 70%, of its total assets in common stocks and other equity-type instruments, including convertible securities, and at least 30%, but not more than 60%, of its total assets in nonconvertible debt securities and money market instruments. The Balanced Fund invests only in long-term debt securities of varying maturities that are rated investment grade by an NRSRO or, if unrated, determined by State Street to be of comparable quality. The Balanced Fund varies the portion of its assets invested in equity securities, debt securities and money market instruments to achieve the Fund's investment objective based upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The Balanced Fund invests in equity securities of the same types as those in which the Growth Equity Fund invests. See "Growth Equity Fund." The Balanced Fund also invests in Short-Term Investment Products. See "Stable Asset Return Fund--Strategy." Such investments, however, may include certificates of deposit and time deposits of London branches of U.S. banks (these investments are usually referred to as "Eurodollars") and certificates of deposit and commercial paper issued by Canadian chartered bank subsidiaries of U.S. banks.

  To the extent that the assets of the Balanced Fund are invested in securities of a single issuer, there is a greater risk that a deterioration in performance or default by such issuer will have a material adverse effect on the Fund.

  For temporary defensive purposes, the Balanced Fund may invest without limitation in U.S. Government Obligations, commercial paper and other money market instruments of the types purchased by the Stable Asset Return Fund, as described in "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of bond or equity markets, an extreme financial calamity or the threat of any such event. Additional investment restrictions applicable to the Balanced Fund are described in "Certain Information with Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS. For information and risk factors associated with investing in equity and debt securities, see "Index Equity Fund--Certain Risk Factors," and "Stable Asset Return Fund." For information with respect to the use of derivative instruments, see "Derivative Instruments." In addition, investments in foreign securities involve special risks. For certain risk factors associated with investing in foreign securities, see "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. Because the types and proportions of the Balanced Fund's assets may change frequently in accordance with market conditions, an annual portfolio turnover rate cannot be predicted. The turnover was 180.67%, 154.73% and 112.51% for 1996, 1995 and 1994, respectively.

  INVESTMENT ADVISORS. State Street has retained Lincoln Capital Management Company ("Lincoln Capital") and Miller, Anderson & Sherrerd to serve as Investment Advisors to provide investment advice and arrange for the execution of purchases and sales of securities for the Balanced Fund. State Street will determine the percentage of the assets in the Balanced Fund to be allocated to each Investment Advisor. Unless altered by State Street, contributions to and withdrawals from the Balanced Fund will be allocated 50% to Lincoln Capital and 50% to Miller, Anderson & Sherrerd. Income and realized gains attributable to the assets allocated to each Investment Advisor remain allocated to such Investment Advisor, thereby changing the percentage of total assets of the Balanced Fund allocated to each Investment Advisor. An Investment Advisor with superior performance may thus provide investment advice with respect to a larger percentage of the assets of the Balanced Fund than originally allocated to such advisor. For additional information regarding the Investment Advisors, see "Investment Advisors."

                               VALUE EQUITY FUND

  INVESTMENT OBJECTIVE. The Value Equity Fund's investment objective is to invest in common stocks of larger companies believed to be attractively priced relative to their future earnings power with the goal of achieving long-term growth of capital and dividend income. The Value Equity Fund seeks to outperform, over extended periods of time, broad measures of the domestic stock market. The Value Equity Fund is broadly diversified and emphasizes sectors and securities State Street and its Investment Advisor consider undervalued. THERE CAN BE NO ASSURANCE THAT THE VALUE EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Fund invests primarily in common stocks of companies that in the opinion of State Street and its Investment Advisor are undervalued in the market place. The Value Equity Fund seeks to achieve growth of capital through investing primarily in common stocks of larger companies believed to be attractively priced relative to their future earnings power. The Fund's Investment Advisor seeks to limit the Fund's divergence from the market's performance over full market cycles to moderate levels.

  INVESTMENT GUIDELINES AND RESTRICTIONS. Although the assets of the Value Equity Fund are generally invested in common stocks and other equity-type securities, including convertible securities, the Value Equity Fund may invest in non-equity securities, including investment grade bonds and debentures and high quality money market instruments of the same types as those in which the Stable Asset Return Fund may invest, when State Street and the Investment Advisor determine that such investments may contribute to the attainment of the Fund's investment objective. The Value Equity Fund will not invest more than 35% of its assets in non-equity securities, except for temporary defensive purposes. The Fund may invest in non-equity securities when, in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed income securities and the level of interest rates, it appears that the Value Equity Fund's investment objective will not be met by buying equity securities. To the extent that the Value Equity Fund's assets are invested in non-equity securities, the Fund's net asset value may be adversely affected by a rise in interest rates.

  The Value Equity Fund may invest in securities of U.S. companies or foreign companies whose stocks are traded on the U.S. stock exchanges or on the over-the-counter markets. For many foreign securities, there are dollar-denominated American Depository Receipts ("ADRs"), which are issued by domestic banks and are traded on the U.S. stock exchanges or on over-the-counter markets and represent interest in securities issued by foreign corporations. The Value Equity Fund may invest in foreign securities directly and through ADRs. The Fund may not make an investment if that investment would cause more than 15% of the Fund's assets to be invested in foreign securities, including ADRs, determined at the time of purchase.

  For temporary defensive purposes, the Value Equity Fund may invest without limitation in U.S. Government Obligations, short-term commercial paper and other money market instruments of the types purchased by the Stable Asset Return Fund. See "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event. Additional investment restrictions applicable to the Value Equity Fund are described in "Certain Information with Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS. For risk factors associated with investment in equity securities, see "Index Equity Fund--Certain Risk Factors." For information with respect to the use of derivative instruments, see "Derivative Instruments." In addition, investments in foreign securities involve special risks. For certain risk factors associated with investing in foreign securities, see "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. The Value Equity Fund generally holds its investments for an extended period, and the average annual rate of portfolio turnover is expected to be under 50%. However, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 50%. Such turnover was 16.73% for 1996 and 3.8% for the period September 5, 1995 to December 31, 1995. The 1995 turnover rate reflects the buildup of the Fund's portfolio during its first three months of operations.

  INVESTMENT ADVISOR. State Street has retained Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein") to serve as Investment Advisor to provide investment advice and arrange for the execution of purchases and sales of securities for the Value Equity Fund. For additional information regarding the Investment Advisor, see "Investment Advisors."

                              GROWTH EQUITY FUND

  INVESTMENT OBJECTIVE. The Growth Equity Fund has a primary investment objective of achieving long-term growth of capital and a secondary investment objective of realizing income. The Growth Equity Fund seeks to achieve growth of capital through increases in the value of the securities it holds and to realize income principally from dividends on such securities. The Growth Equity Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to those attained by broad measures of the domestic stock market. THERE CAN BE NO ASSURANCE THAT THE GROWTH EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Growth Equity Fund invests primarily in common stocks and other equity-type securities issued by large, well-established companies. The Growth Equity Fund may invest a portion of its assets in convertible securities. Convertible securities, such as preferred stocks and convertible debt instruments, contain both debt and equity features. Convertible securities may provide some protection when stock prices generally decline, but may experience less appreciation in value when stock prices generally increase.

  INVESTMENT GUIDELINES AND RESTRICTIONS. Although the assets of the Growth Equity Fund will generally be invested in equity securities, the Growth Equity Fund may invest in non-equity securities, including investment grade bonds and debentures and high quality money market instruments of the same types as those in which the Stable Asset Return Fund may invest, when State Street determines that such investments may contribute to the attainment of the Fund's investment objective. The

Growth Equity Fund will not invest more than 35% of its assets in non-equity securities, except for temporary defensive purposes. The Fund may invest in non-equity securities when, in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed income securities and the level of interest rates, it appears that the Growth Equity Fund's investment objective will not be met by buying equity securities. To the extent that the Growth Equity Fund's assets are invested in non-equity securities, the Fund's net asset value may be adversely affected by a rise in interest rates.

  For temporary defensive purposes, the Growth Equity Fund may invest without limitation in U.S. Government Obligations, short-term commercial paper and other money market instruments of the types purchased by the Stable Asset Return Fund. See "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  Although the Growth Equity Fund invests primarily in securities of U.S. companies or foreign companies doing substantial business in the United States, the Growth Equity Fund may invest a portion of its assets in the securities of established foreign companies that do not do a substantial amount of business in the United States. The Fund may invest in foreign securities directly and through ADRs and may hold some foreign securities outside of the United States. State Street has directed the Investment Advisors to the Growth Equity Fund not to make an investment if that investment would cause more than 15% of the Fund's assets allocated to the Investment Advisor to be invested in foreign securities, including ADRs, determined at the time of purchase.

  Additional investment restrictions applicable to the Growth Equity Fund are described in "Certain Information with Respect to the Funds--Investment Prohibitions" and "Derivative Instruments."

  CERTAIN RISK FACTORS. See "Index Equity Fund--Certain Risk Factors" for risk factors associated with investing in equity securities. In addition, investments in foreign securities involve special risks. For certain risk factors associated with investing in foreign securities, see "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. The Growth Equity Fund generally holds its investments for an extended period, and the average annual rate of portfolio turnover is expected to be under 80%. However, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 80%. Such turnover was 63.70%, 60.38% and 58.78% in 1996, 1995 and 1994, respectively.

  INVESTMENT ADVISORS. State Street has retained Capital Guardian Trust Company ("Capital Guardian"), Columbus Circle Investors ("Columbus Circle") and RCM Capital Management ("RCM Capital") to serve as Investment Advisors to provide investment advice and arrange for the execution of purchases and sales of securities for the Growth Equity Fund. State Street will determine the percentage of the assets in the Growth Equity Fund to be allocated to each Investment Advisor. Unless altered by State Street, contributions to and withdrawals from the Growth Equity Fund will be allocated 40% to Capital Guardian, 30% to Columbus Circle and 30% to RCM Capital. Income and realized gains attributable to the assets allocated to each Investment Advisor remain allocated to such Investment Advisor, thereby changing the percentage of total assets of the Growth Equity Fund allocated to each Investment Advisor. An Investment Advisor with superior performance may thus provide investment advice with respect to a larger percentage of the assets of the Growth Equity Fund than originally allocated to such advisor. For additional information regarding the Investment Advisors, see "Investment Advisors."

                               INDEX EQUITY FUND

  INVESTMENT OBJECTIVE. The investment objective of the Index Equity Fund is to replicate the total return of the Russell Index by investing in stocks included in the Russell Index, with the overall objective of achieving long-term growth of capital. The Index Equity Fund invests indirectly in such common stocks through collective investment funds maintained by State Street. The Russell Index represents approximately 98% of the U.S. equity market based on the market capitalization of the companies in the Russell Index. As of June 30, 1996 the largest company had a market capitalization of approximately $137 billion and the smallest company had a market capitalization of approximately $162 million. The Russell Index is reconstituted annually on June 30 based on market capitalizations rankings as of the preceding May 31. THERE CAN BE NO ASSURANCE THAT THE INDEX FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE OF REPLICATING THE RUSSELL INDEX.

  STRATEGY. To control costs, the Index Equity Fund does not attempt to own all 3,000 securities included in the Russell Index; instead, the Fund attempts to replicate the Russell Index by dividing the Russell Index into two categories: the S&P 500 Index and the extended market. The Fund then subdivides the extended market portion of the Russell Index into the largest 1,500 companies and the remaining 1,000 smaller companies. The Index Equity Fund invests in common stocks included in the Russell Index by fully replicating the S&P 500 Index and the next largest 1,500 companies and by using sampling techniques to track the performance of the remaining 1,000 companies. Deviation of the Fund's performance from the performance of the Russell Index ("tracking error") may result because the Fund does not fully replicate the Russell Index. Tracking error may also result from Investor purchases and redemptions of Units of the Index Equity Fund, as well as from the expenses borne by the Index Equity Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Index Equity Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. Tracking error may also occur due to factors such as the size of the portfolio and changes made in the Russell Index or the manner in which the Russell Index is calculated.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The Index Equity Fund invests predominantly in common stocks of U.S. companies. The Index Equity Fund, however, may invest temporarily for defensive purposes without limitation in certain short term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to provide for Investor redemptions. State Street will not cause the Index Equity Fund to make an investment if that investment would cause the Fund to purchase warrants or make any other investment that is inconsistent with the restrictions applicable to the other Funds described under "Certain Information with Respect to the Funds--Investment Prohibitions." The Fund concentrates in particular industries to the extent the Russell Index concentrates in those industries. The Index Equity Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes or to facilitate redemption (not for leveraging or investment).

  CERTAIN RISK FACTORS. By investing primarily in the equity market, the Index Equity Fund is subject to a variety of market and financial risks that may affect its return. The Unit price of the Index Equity Fund could be volatile, and Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that Investors will be protected from the risks inherent in equity investing. The Fund is intended to be a long-term investment vehicle and is not designed to provide Investors with the means of speculating on short-term market movement.

  In addition, it should be noted that the stocks of small companies included in the Russell Index have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in their earnings and prospects.

  For information with respect to the use of derivative instruments, see "Derivative Instruments."

  PORTFOLIO TURNOVER. Ordinarily, securities will be sold from the Index Equity Fund only to reflect certain changes in the Russell Index (including mergers or changes in the composition of the Russell Index) or to accommodate cash flows into and out of the Index Equity Fund while maintaining the similarity of the Index Equity Fund to the Russell Index. Accordingly, the turnover rate for the Index Equity Fund is not expected to exceed 50%. However, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 50%. The turnover of the Fund was 17.48% and 131.73% in 1996 and 1995, respectively, and reflects purchases and sales of units of the collective investment funds in which the Fund invests rather than the turnover of the underlying portfolios of such collective investment funds. See "--Investment Advisor." Higher than expected turnover in 1995 is partly attributable to adjustments caused by the change in the Fund's replicated index from the S&P 500 to the Russell Index. See "Intermediate Bond Fund--Portfolio Turnover" for information applicable to portfolio turnover of index funds.

  INVESTMENT ADVISOR. State Street is sole manager and trustee of the Index Equity Fund. State Street may in the future employ investment advisors, at its discretion, subject to consultation with ABRA. The assets of the Fund are currently invested in the State Street Bank Flagship S&P 500 Index Fund and the State Street Bank Russell Special Small Company Common Trust Fund, each a collective investment fund maintained by State Street.

  INFORMATION ABOUT THE RUSSELL INDEX. The criteria used by Frank Russell & Company ("Russell") in developing the Russell Index to determine the initial list of securities eligible for inclusion in the Russell Index is total market capitalization adjusted for large private holdings and cross-ownership. Companies are not selected for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to any member of the public regarding the advisability of investing in the Russell Index or the ability of the Russell Index to track general market performance of large and small capitalization stocks.

  "STANDARD & POOR'S (R)," "S&P (R)," "S&P 500 (R)," "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF MCGRAW-HILL, INC. AND HAVE BEEN LICENSED FOR USE BY STATE STREET. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

  "RUSSELL 3000 INDEX" IS A TRADEMARK OF RUSSELL. THE RUSSELL INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY RUSSELL, NOR DOES RUSSELL GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, ANY PERSON OR ANY ENTITY FROM THE USE OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN.

                             AGGRESSIVE EQUITY FUND

  INVESTMENT OBJECTIVE. The investment objective of the Aggressive Equity Fund is to maximize long-term growth of capital. The Aggressive Equity Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to those attained by broad measures of the domestic stock market. THERE CAN BE NO ASSURANCE THAT THE AGGRESSIVE EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Aggressive Equity Fund's investments may include securities of relatively small to medium sized companies, new companies and companies that may benefit from new technologies, new product or service developments or management changes. The Fund may also invest in newly issued securities and securities of seasoned, established companies that appear to have unusual value or appreciation potential. Industry diversification is not an objective of the Aggressive Equity Fund and the Fund, may, at times, be less diversified than the other Funds.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The Aggressive Equity Fund invests primarily in common stocks and other equity-type securities, including convertible securities, that are believed to have strong potential for appreciation.

  Although the assets of the Aggressive Equity Fund will generally be invested in equity securities, the Aggressive Equity Fund may also invest in non-equity securities, including investment grade bonds and debentures and high quality money market instruments of the same types as those in which the Stable Asset Return Fund may invest, when State Street determines that in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed income securities and the level of interest rates, such investments may contribute to the attainment of the Fund's investment objective. See "Stable Asset Return Fund." The Aggressive Equity Fund will not invest more than 35% of its assets in non-equity securities, except for temporary defensive purposes. To the extent that the Aggressive Equity Fund's assets are invested in non-equity securities, the Fund's net asset value may be adversely affected by a rise in interest rates.

  For temporary defensive purposes, the Aggressive Equity Fund may invest without limitation in U.S. Government Obligations, short-term commercial paper and other money market instruments of the types purchased by the Stable Asset Return Fund. See "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  Although the Aggressive Equity Fund invests primarily in securities of U.S. companies or foreign companies doing substantial business in the United States, the Aggressive Equity Fund may invest a portion of its assets in the securities of established foreign companies that do not do a substantial amount of business in the United States. The Fund may invest in foreign securities directly and through ADRs and may hold some foreign securities outside of the United States. State Street has directed the Investment Advisors to the Aggressive Equity Fund not to make an investment if that investment would cause more than 15% of the portion of the Fund's assets allocated to such Investment Advisor to be invested in foreign securities, including ADRs, determined at the time of purchase. Additional investment restrictions applicable to the Aggressive Equity Fund are described in "Certain Information With Respect to the Funds--Investment Prohibitions" and "Derivative Instruments."

  CERTAIN RISK FACTORS. Generally, the Aggressive Equity Fund poses a greater risk to principal than the other Funds. Investors should consider their investments in the Aggressive Equity Fund as relatively long-term and involving high risk to principal commensurate with potential for substantial gains. There is no certainty regarding which companies and industries will in fact experience capital growth, and such companies and industries may lose their potential for capital growth at any time. To the extent that the assets of the Aggressive Equity Fund are invested in the securities of a single issuer or a single industry, there is a greater risk that a deterioration in the performance of such issuer or industry will have a material adverse effect on the Fund. See "Index Equity Fund--Certain Risk Factors" for a description of risk factors associated with investing in equity securities generally. See "International Equity Fund--Certain Risk Factors" for a description of the risks associated with investments in foreign securities.

  A significant portion of the Aggressive Equity Fund's investments may be in securities of small to medium sized companies, which typically have greater market and financial risk than larger, more diversified companies. These companies are often dependent on one or two products in rapidly changing industries and may be more vulnerable to competition from larger companies with greater resources and to economic conditions that affect their market sector. Therefore, consistent earnings for such companies may not be as likely as for more established companies. The smaller companies may not have adequate resources to react optimally to change or to exploit opportunities. Small and medium sized companies may also be more dependent on access to equity markets to raise capital than are larger companies that have a greater ability to support relatively larger debt burdens. The securities of such companies may be held primarily by insiders or institutional investors, which may have an impact on their marketability. These securities may be more volatile than the overall market. Relatively new companies and companies which have recently made an initial public offering may be perceived by the market as unproven. The Aggressive Equity Fund's focus on appreciation potential will result in an emphasis on securities of companies that may pay little or no dividends and reinvest all or a significant portion of their earnings. The low expected dividend level may also contribute to greater than average volatility.

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. Portfolio turnover of the Aggressive Equity Fund may be high. Although it is not expected to exceed 150% per year on average, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 150%. The possibility of high turnover reflects, in part, the volatility of the securities in which the Fund invests and the probability that the circumstances prompting investment in certain companies may change more rapidly than in the case of larger, more diversified companies. Portfolio turnover was 48%, 63% and 48% in 1996, 1995 and 1994, respectively.

  INVESTMENT ADVISORS. State Street has retained Capital Guardian and Sit Investment Associates, Inc. ("Sit Associates") to serve as Investment Advisors to provide investment advice and arrange for the execution of purchases and sales of securities for the Aggressive Equity Fund. State Street will determine the percentage of the assets in the Aggressive Equity Fund to be allocated to each Investment Advisor. Unless altered by State Street, contributions to and withdrawals from the Aggressive Equity Fund will be allocated 50% to Capital Guardian and 50% to Sit Associates. Income and realized gains attributable to the assets allocated to each Investment Advisor remain allocated to such Investment Advisor, thereby changing the percentage of total assets of the Aggressive Equity Fund allocated to each Investment Advisor. An Investment Advisor with superior performance may thus provide investment advice with respect to a larger percentage of the assets of the Aggressive Equity Fund than originally allocated to such advisor. For additional information regarding the Investment Advisors, see "Investment Advisors."

                           INTERNATIONAL EQUITY FUND

  INVESTMENT OBJECTIVE. The International Equity Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of established non-U.S. companies. Common stocks of foreign companies offer a way to seek long-term growth of capital. Total return will consist of capital appreciation or depreciation, dividend income and currency gains or losses. The International Equity Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to broad measures of the international (non-U.S.) stock market. THERE CAN BE NO ASSURANCE THAT THE INTERNATIONAL EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  Over the last 30 years many foreign countries' economies have grown faster than the United States' economy, and the average return from equity investments in such countries has often exceeded the return on similar investments in the U.S. Moreover, over the same period there has frequently been a wide and largely unrelated variation in performance among international equity markets. Within the framework of diversification, the International Equity Fund seeks to identify and invest in companies participating in the faster growing foreign economies and markets. State Street believes that because more than half of the world's stock market value is traded abroad, investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification.

  STRATEGY. The International Equity Fund intends to diversify investments broadly among developed, newly industrialized and emerging countries and generally to have at least three different countries represented in the portfolio. It may invest in countries of the Far East and Europe, as well as in South Africa, Australia, Canada, Latin America and other areas. Under unusual circumstances, however, it may invest substantially all its assets in only one or two countries. Under exceptional economic or market conditions abroad, the International Equity Fund may temporarily invest all or a major portion of its assets in U.S. Government Obligations or debt obligations of U.S. companies of the type described under "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  INVESTMENT GUIDELINES AND RESTRICTIONS. In seeking to accomplish its objective, the International Equity Fund will invest primarily in common stocks of established foreign companies that are believed to have the potential for growth of capital and in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities of such foreign companies, as well as foreign corporate and governmental debt securities (when considered consistent with its investment objective). The International Equity Fund may invest in non-equity securities when, in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed-income securities and the level of interest rates, it appears that the International Equity Fund's investment objective will not be met by buying equity securities. Under normal conditions the International Equity Fund's investments in securities other than common stocks and other equity-related securities are limited to no more than 35% of total assets. Within this limitation, the Fund will also maintain a small cash reserve which will be invested in Short-Term Investment Products. See "Stable Asset Return Fund."

  The International Equity Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into forward contracts to purchase or sell foreign currencies. See "Derivative
Instruments."

  The International Equity Fund is subject to the same investment prohibitions and restrictions as the other Funds. See "Certain Information With Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS. Foreign stock prices are subject to many of the same influences as U.S. stocks, such as general economic conditions, company and industry earnings prospects, and investor psychology. See "Index Equity Fund--Certain Risk Factors." International investing also involves additional risks that can increase the potential for the losses in the Fund. These risks can be significantly magnified for investments in emerging markets.

  Currency Fluctuations. Transactions in foreign securities are conducted in local currencies, so dollars usually must be exchanged for another currency each time a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information will reflect conversion into dollars. Accordingly, fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to approximately 5%. This is the result because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs. Exchange rate movements can be large and endure for extended periods of time.

  Costs. It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Investment pools offer a very efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

  Political and Economic Factors. The economies, markets and political structures of a number of the countries in which the Fund can invest do not compare favorably with U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. This is especially true for emerging markets, such as those found in Latin America, Asia, Eastern Europe and Africa. Even investments in countries with highly developed economies are subject to risk. For example, the Japanese stock market historically has experienced wide swings in value. Moreover, while certain countries have made progress in economic growth, liberalization, fiscal discipline and political and social stability, there is no assurance these trends will continue.

  Some economies of the countries in which investments may be made are less developed, less diverse (for example, various countries in Latin America, Eastern Europe, Africa and Asia), overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia, Latin America, Eastern Europe and Africa). Some countries, particularly in Latin America and other emerging markets have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affect returns to U.S. investors.) Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the countries in Eastern Europe, China and Africa, should be regarded as speculative.

  Certain countries in which investments may be made will have histories of instability and upheaval (for example, various countries in Latin America and Africa) with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing an industry or company, expropriating assets, or imposing punative taxes could have a severe adverse effect on security prices and impair the International Equity Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to some degree in their economies and securities markets.

  Legal, Regulatory and Operational. Certain countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S. and have settlement practices, such as delays, which may subject the International Equity Fund to risks of loss not customary in U.S. markets. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

  Pricing. Portfolio securities may be listed on foreign exchanges that are open on days (such as Saturdays or U.S. legal holidays) when the International Equity Fund does not compute its prices. As a result, the Fund's net asset value may be significantly affected by trading on days when Investors cannot make transactions.

  Investing in International Stocks. Like U.S. stock investments, common stock of foreign companies offer investors a way to build capital over time. Nevertheless, the long-term rise of foreign stock prices as a group has been punctuated by periodic declines. Share prices of all companies, even the best managed and most profitable, whether U.S. or foreign, are subject to market risk, which means they can fluctuate widely. In less well developed stock markets, such as those in some Asian and most Latin American, Eastern European and African countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, fund share prices. For this reason investors in foreign stocks should have a long-term investment horizon and be willing to wait out declining markets. The International Equity Fund should not be relied upon as a complete investment program or used to play short-term swings in the stock or foreign exchange markets.

  The values of foreign fixed-income securities fluctuate in response to changes in U.S. and foreign interest rates. Income received by the International Equity Fund from sources within foreign countries may also be reduced by withholding and other taxes imposed by such countries although tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Any such taxes paid by the International Equity Fund will reduce the net income earned by it. State Street will consider available yields, net of any required taxes, in selecting foreign dividend paying securities.

  In addition, short-term movements in currency exchange rates could adversely impact the availability of funds to pay for Investors' redemptions of investments in the International Equity Fund. For example, if the exchange rate for a currency declines after a security has been sold to provide funds for a redemption from the Fund but before such funds are translated into U.S. dollars, it could be necessary to liquidate additional portfolio securities in order to finance the redemption.

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the International Equity Fund (such as brokerage commissions) will increase, which may adversely affect the Fund's overall performance. The International Equity Fund generally will hold its investments for an extended period of time, and the average annual rate of portfolio turnover is expected to be under 50%. It is difficult, however, to predict the rate of portfolio turnover in view of the potential for unexpected market conditions, and securities may be purchased and sold without regard to the length of time held when circumstances warrant. Therefore, in any given year, the portfolio turnover rate may be substantially less or substantially more, than 50%. Portfolio turnover was 73.42% for 1996 and 3.51% for the period from September 5, 1995 to December 31, 1995. Such turnover reflects purchases and sales of shares of the registered investment company in which the Fund invests rather than the turnover of the underlying portfolio of such registered investment company. See "--Investment Advisor and Initial Investment in Registered Investment Companies."

  INVESTMENT ADVISOR AND INITIAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. State Street expects to select Rowe Price-Fleming International, Inc. ("Price-Fleming") to be the Investment Advisor for the International Equity Fund to provide investment advice and arrange for the execution of purchases and sales of securities for the International Equity Fund, subject to the supervision and approval of State Street to accept or reject any recommended investment.

  State Street, however, upon the advice of Price-Fleming has determined that in order for the International Equity Fund to meet its investment objective, until a sufficient level of assets in the Fund is attained to provide for efficient investment of the Fund's assets, Price-Fleming's advice will be obtained by investing the funds directed by Investors into the International Equity Fund in the

T. Rowe Price International Stock Fund (the "T. Rowe International Fund"), a registered investment company that is managed by Price-Fleming and that has substantially the same investment objectives as the International Equity Fund. As of December 31, 1996, $33.27 million in assets were invested in the Fund and such assets are invested in the T. Rowe International Fund. After a sufficient asset level is attained, which State Street currently expects to be approximately $75 to $100 million (an increase from an original estimate of $25 million) the International Equity Fund will be managed as a separate collective trust portfolio by State Street with the advice of Price-Fleming.

  State Street, however, will monitor the performance of the T. Rowe International Fund, in the light of the International Equity Fund's investment objectives, to determine whether the continued investment by the International Equity Fund in such registered investment company is appropriate. If State Street concludes that the investment objectives or performance of the T. Rowe International Fund are no longer consistent with those of the International Equity Fund, State Street may transfer a portion of or all the assets of the International Equity Fund to other registered investment companies or collective investment funds maintained by State Street that, in light of the investment objectives of the International Equity Fund, State Street deems to be more appropriate.

  It is anticipated that after a sufficient level of assets is reached, at State Street's discretion, funds may be withdrawn from the T. Rowe International Fund in such a manner as to not require the liquidation of portfolio securities by the T. Rowe International Fund, although there can be no assurance that this goal will be met. With the consent of Price-Fleming, all or part of the International Equity Fund's withdrawals may consist of portfolio securities valued at their current market value on the date of distribution, which would then become portfolio securities in the International Equity Fund. If a liquidation of the portfolio securities occurs, Price-Fleming will recommend securities that it believes reflect a representative sample of the T. Rowe International Fund's portfolio. State Street will have the authority to approve or disapprove of Price-Fleming's recommendations. For additional information with respect to the Investment Advisor, see "Investment Advisors."

                 CERTAIN INFORMATION WITH RESPECT TO THE FUNDS

  INVESTMENT PROHIBITIONS

  None of the Funds will:

  . trade in foreign currency, except transactions incidental to the settlement of purchases or sales of securities for the Funds;

  . make an investment in order to exercise control or management over a company;

  . make short sales, unless the Funds have, by reason of ownership of other securities, the right to obtain securities of a kind and amount equivalent to the securities sold, which right will continue so long as a Fund is in a short position;

  . trade in commodities or commodity contracts, except options or futures contracts (including options on futures contracts) with respect to securities or securities indices for hedging purposes;

  . write uncovered options;

  . purchase real estate or mortgages, provided that the Funds may buy shares of real estate investment trusts listed on U.S. stock exchanges or reported on Nasdaq National Market if such purchases are consistent with the investment objective and restrictions set forth in the fund declaration for the Fund;

  . except for the initial investments by the Bond Fund and the International
    Equity Fund (see "Intermediate Bond Fund--Investment Advisors and Initial Investments in Registered Investment Companies" and "International Equity Fund--Investment Advisor and Initial Investments in Registered Investment Companies"), invest in the securities of registered investment companies;

  . invest in oil, gas or mineral leases;

  . purchase any security on margin or borrow money, except for short-term credit necessary for clearance of securities transactions or, in the case of the Index Fund, for redemption purposes; or

  . make loans, except by (i) the purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and
    (ii) engaging in repurchase agreement transactions.

  State Street has directed the Investment Advisors not to recommend an investment, and State Street will not cause the Funds to make an investment, if that investment would cause (1) more than 5% of the portion of such Fund's net assets to be invested in warrants generally, or more than 2% of such net assets to be invested in warrants not listed on a nationally recognized U.S. securities exchange, or (2) other than Investment Contracts, more than 10% of the portion of such Fund's net assets to be invested in illiquid securities, including repurchase agreements with maturities in excess of seven days or portfolio securities that are not readily marketable, in each case determined at the time of purchase. State Street has also directed the Investment Advisors not to recommend an investment, and State Street will not cause the Funds to make an investment, in an industry if that investment would cause more than 25% of the portion of such Fund's assets allocated to such Investment Advisor to be invested in that industry, determined at the time of purchase. In addition, State Street has directed the Investment Advisors not to recommend an investment, and State Street will not cause the Funds to make an investment, in the securities of an issuer if that investment would cause more than 5% of the portion of the assets of such Fund allocated to the Investment Advisor to be invested in the securities of that issuer, determined at the time of purchase. Except as described under "Derivative Instruments," State Street has no present intention of causing the Funds to invest in options and financial futures contracts and other derivatives, and will not do so without prior notification to Investors.

  Although none of the foregoing restrictions apply to the Initial Investment Vehicles (as defined below), each such Initial Investment Vehicle has restrictions that are set forth in its respective prospectus.

  VALUATION OF UNITS. An Investor's interest in a Fund is represented by the value of the Units credited to such Investor's account for that Fund. The number of Units purchased with a contribution or transfer or allocation of assets to a Fund (except for the Stable Asset Return Fund, which is generally maintained at $1.00) is the quotient of (i) the amount allocated to the Fund divided by (ii) the Unit Value of such Fund calculated as of the end of the regular trading session of the New York Stock Exchange on the Business Day the contribution is credited by State Street. Once a number of Units has been credited to an Investor's account, this number will not vary because of any subsequent fluctuation in the Unit Value. The value of each Unit, however, will fluctuate with the investment experience of the particular Fund, which reflects the investment income and realized and unrealized capital gains and losses of that Fund.

  Unit Values for the Funds are determined as of the close of the regular trading session of the New York Stock Exchange on each Business Day. The Unit Value for each Fund is the value of all assets of the Fund, less all liabilities of such Fund, divided by the number of outstanding Units of such Fund. The value of each Fund is determined by State Street based on the market value of each Fund's portfolio of securities. The value of securities and other assets that do not have readily available market prices is determined in good faith by State Street. See "Stable Asset Return Fund--Valuation of Units" for information as to the valuation of Units in such Fund.

  TRANSFERS. Transfers to and from any of the Funds, as well as transfers to and from the Structured Portfolio Service and the Self-Managed Accounts, may be made on any Business Day. Transfers, however, cannot be made from an Insurance Investment Contract to any other Investment Option prior to the maturity of such Insurance Investment Contract. For additional information relating to transfers and withdrawals from the Investment Options, see "Transfers Between Investment Options and Withdrawals."

  PERFORMANCE INFORMATION. Each Fund may, from time to time, report its performance in terms of the Fund's total return. A Fund's total return is determined based on historical results and is not intended to indicate future performance. A Fund's total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period. Each Fund may also report a total return computed in the same manner but without annualizing the result. A recorded message providing current Unit Values for the Funds is available at (800) 348-2272.

                             DERIVATIVE INSTRUMENTS

  FUNDS MANAGED DIRECTLY BY STATE STREET. The Funds will not engage, when managed as separate portfolios by State Street (with or without the assistance of Investment Advisors), in investments in derivative securities except as described in this paragraph. The Index Fund may engage in limited transactions in stock index futures and options as a substitute for comparable market positions in the securities held by such Fund (with respect to the portion of its portfolio that is held in cash items pending investment or to pay for redemption requests). In addition, the International Equity Fund and, to a lesser extent, the Balanced Fund, the Value Equity Fund, the Growth Equity Fund and the Aggressive Equity Fund may enter into foreign currency hedging transactions in connection with their purchase or sale of foreign securities as described in the next paragraph. In addition, the Balanced Fund may continue to hold current investments in the collateralized mortgage obligations ("CMOs") that are included in its portfolio and that may be considered to be derivative securities. However, no such additional investments may be made.

  All such Funds that may invest in securities denominated in foreign currencies may, when they enter into, and incidental to the settlement of, a contract for the purchase or sale of a security denominated in a foreign currency, enter into forward foreign currency exchange contracts to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund can use such contracts to reduce its exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency into which it will be exchanged. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Dollar-denominated ADRs, which are issued by domestic banks and are traded in the United States on exchanges or over-the-counter, are available with respect to many foreign securities. ADRs do not lessen the foreign exchange risk inherent in investment in the securities of foreign issuers; however, by investing in ADRs rather than directly in the foreign issuers' stock, a Fund can avoid currency risks during the settlement period for purchases or sales without having to engage in separate foreign currency hedging transactions.

  FUNDS INVESTING IN REGISTERED INVESTMENT COMPANIES. While the assets of the Bond Fund are invested in the Total Return Fund or the Bond Index Fund (or in such other registered investment companies as State Street may select) (the "Initial Bond Fund Investment Vehicles"), investments by such registered investment companies will be subject to the derivatives policies adopted by such companies. Such policies are described in the prospectuses of such registered investment companies and are set forth herein as interpreted by State Street. Such registered investment companies may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired investment objective at a lower cost than if the investment company had invested directly in an instrument that yielded that desired return and may utilize any of the strategies referred to below, and may use foreign currency exchange contracts to lock in the exchange rate for a purchased security in the manner described in the preceding paragraph. Separately, while the assets of the International Equity Fund are invested in the T. Rowe International Fund (or in such other registered investment companies as State Street may select) (together with the Initial Bond Fund Investment Vehicles, the "Initial Investment Vehicles"), the Initial Investment Vehicles may enter into contracts designed to increase or decrease their exposure to a particular currency, in an amount approximating the value of some or all of the portfolio securities denominated in such currency, if their managers believe that such currency may suffer or enjoy a substantial movement against another currency. The Initial Investment Vehicles may also invest in CMOs and other mortgage-related securities that may be considered to be derivative securities. The Initial Bond Investment Vehicles may effect short sales as part of their overall portfolio management strategies or to offset potential declines in value of long positions in similar securities as those sold short. To the extent that the Initial Bond Investment Vehicles engage in uncovered short sales, they will maintain asset coverage in the form of liquid assets in a segregated account.

  The Initial Investment Vehicles may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts, and may sell previously purchased options and futures contracts. The Initial Investment Vehicles also may enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Initial Investment Vehicles may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies, and may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country's currency to another's.

  The purchase and writing of options involves certain risks. During the option period, a writer of a covered call option gives up, in return for the premium on the option, the opportunity to profit from a price increase in the underlying security above the exercise price but retains, as long as its obligations as a writer continues, the risk of loss should the price of the underlying security decline. The writer of an option traded on an option exchange in the United States has no control over the time when it may be required to fulfill the writer's obligation. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the investor will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, there can be no assurance that a liquid market will exist when an investor seeks to close out an option position. If trading restrictions or suspensions are imposed on the options markets, an investor may be unable to close out a position.

  Because swap agreements are two-party contracts and may have terms of greater than seven days, such agreements may be considered to be illiquid. Moreover, an investor bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated, and it is possible that developments in the swaps market, including potential government regulation, could adversely affect an investor's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when an investor seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an investor from liquidating an unfavorable position even though the investor would remain obligated to meet margin requirements until the position is closed.

  The Initial Investment Vehicles may, if their managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). There can be no assurance, however, that this strategy will be successful as currency movement can be difficult to predict. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries and other emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  Mortgage-related securities include securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. The yield to maturity on an interest only class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an investor's yield to maturity from these securities. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.

                              INVESTMENT ADVISORS

  State Street has retained the services of various Investment Advisors to advise it with respect to its investment responsibility with respect to several Funds. Each Investment Advisor recommends to State Street investments and reinvestments of the assets allocated to it in accordance with the investment policies of the respective Funds. State Street exercises discretion with respect to the selection and retention of the Investment Advisors and may remove upon consultation with ABRA an Investment Advisor at any time. State Street may also change at any time the allocation of assets among Investment Advisors to a single Fund, subject to consultation with ABRA.

  The Investment Advisors are:

  BARCLAY'S GLOBAL INVESTORS. Anticipated future advisor to the index portion of the Bond Fund, BGI is located at 45 Fremont Street, San Francisco, California 94105. As of January 2, 1996, Wells Fargo Nikko Investment Advisors became a part of BGI, an indirect subsidiary of Barclays PLC, one of the United Kingdom's largest companies and one of the world's foremost providers of financial services. BGI is responsible for managing or providing investment advice for assets aggregating in excess of $386 billion.

  CAPITAL GUARDIAN TRUST COMPANY. Advisor to the Growth Equity Fund and the Aggressive Equity Fund, Capital Guardian, a wholly-owned subsidiary of The Capital Group Companies, Inc., is a California state chartered trust company incorporated in 1968. Its principal place of business is 333 South Hope Street, Los Angeles, California 90071. Capital Guardian provides investment management, trust and other fiduciary services to corporate and public employee benefit accounts, nonprofit organizations, a number of personal clients and trustee services to certain retirement plans invested in the American Funds family of mutual funds. As of December 31, 1996, it had approximately $57 billion in assets under its management.

  COLUMBUS CIRCLE INVESTORS. Advisor to the Growth Equity Fund, Columbus Circle is a division of PIMCO Advisors, L.P., a Delaware limited partnership ("PIMCO Advisors"). See "Pacific Investment Management Company" below. Columbus Circle's principal place of business is Metro Center, One Station Place, Stamford, Connecticut 06902. As of December 31, 1996, Columbus Circle had approximately $14 billion of assets under management.

  LINCOLN CAPITAL MANAGEMENT COMPANY. Advisor to the Balanced Fund, Lincoln Capital is an Illinois sub-chapter S corporation. Its principal place of business is 200 South Wacker Drive, Chicago, Illinois 60606. As of December 31, 1996, Lincoln Capital had approximately $42 billion of assets under management.

  MILLER, ANDERSON & SHERRERD. Advisor to the Balanced Fund, Miller, Anderson & Sherrerd was established in 1969 and was acquired by Morgan Stanley Group on January 3, 1996. Its principal place of business is One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of December 31, 1996, Miller, Anderson & Sherrerd had approximately $41 billion of assets under management, primarily for tax-exempt pension funds and profit-sharing plans, Taft-Hartley plans, foundations and endowments.

  PACIFIC INVESTMENT MANAGEMENT COMPANY. Anticipated future advisor to the actively managed portion of the Bond Fund, PIMCO is an investment counseling firm founded in 1971, and currently has over $88 billion of assets under management. PIMCO is a subsidiary partnership of PIMCO Advisors. A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660.

  RCM CAPITAL MANAGEMENT. Advisor to the Growth Equity Fund, RCM Capital is a Delaware limited liability company solely involved in asset management services. The firm is a wholly owned subsidiary of Dresdner Bank A.G. ("Dresdner"). Dresdner is an international banking organization. As the successor to the business and operations of RCM Capital Management, a California limited partnership, and its predecessors, RCM Capital was founded in 1970 and has been continuously registered with the Commission since 1972. RCM Limited L.P., a California limited partnership, is the managing agent of RCM Capital and has responsibility for making business and investment decisions for RCM Capital, subject to oversight by its Board of Managers. RCM General Corporation is the general partner of RCM Limited L.P. and is owned solely by the 26 RCM Capital principals, all located in the firm's principal place of business at Suite 2900, Four Embarcadero Center, San Francisco, California 94111. RCM Capital is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. As of December 31, 1996, RCM Capital had approximately $27 billion of assets under management.

  ROWE PRICE-FLEMING INTERNATIONAL, INC. Anticipated future advisor to the International Equity Fund, Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Ltd. ("Flemings"). T. Rowe Price was incorporated in Maryland in 1947 as a successor to the investment counselling business founded by the late Thomas Rowe Price, Jr., in 1937. Flemings is a diversified investment organization that participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok and Johannesberg. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. As of December 31, 1996, Price-Flemming managed more than $29 billion of assets. The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by a subsidiary of Jardine Fleming Group Limited ("Jardine Fleming"). Half of Jardine Fleming is owned indirectly by Flemings and half is indirectly owned by Jardine Matheson Holdings Limited. Price-Fleming's U.S. office is located at 100 E. Pratt Street, Baltimore, Maryland 21202.

  SANFORD C. BERNSTEIN & CO., INC. Advisor to the Value Equity Fund, Sanford Bernstein was founded in 1967. As of December 31, 1996, the firm had approximately $51 billion in domestic, global and international equity, balanced and fixed-income accounts for pension funds, endowments, trusts, foundations, insurance companies, individuals and families. Independent and staff owned, with 141 employees currently sharing in the profits, the firm has a staff of 985, including 361 investment professionals.

  SIT INVESTMENT ASSOCIATES, INC. Advisor to the Aggressive Equity Fund, Sit Associates is a Minnesota corporation formed in 1981. Its principal place of business is 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. Sit Associates provides investment advice, management and related services to mutual funds, tax exempt investors, taxable investors and individual investors. As of December 31, 1995, Sit Associates had over $5.3 billion of assets under management. Eugene C. Sit is the controlling shareholder of Sit Associates.

  Recommendations to buy and sell securities for the Funds are made by each Investment Advisor in accordance with investment policies and restrictions of the Funds and subject to the supervision of State Street. Investment recommendations for the Funds are made independently from those of other investment accounts managed by the Investment Advisors. Occasions may arise, however, when the same investment recommendation is made for more than one client's account. It is the practice of each Investment Advisor to allocate such purchases or sales to be executed in connection with such recommendations insofar as feasible among its several clients in a manner it deems equitable. The principal factors which the Investment Advisors consider in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of an Investment Advisor may also be held by one or more of its other clients. When two or more of its clients are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

  Transactions on stock exchanges on behalf of the Funds involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

  In executing portfolio transactions, the Investment Advisors seek the most favorable execution available. The agreements between State Street and the Investment Advisors provide that, in assessing the best overall terms available for any transaction, the Investment Advisor may consider factors it deems relevant, including the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Funds, viewed in terms of either that particular transaction or the broker or dealer's overall responsibilities to the Fund.

  State Street will periodically review the brokerage commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to each Fund. It is possible that certain of the services received from a broker or dealer in connection with the execution of transactions will primarily benefit one or more other accounts for which the Investment Advisor exercises discretion, or a Fund other than that for which the transaction was executed. Conversely, any given Fund may be the primary beneficiary of the service received as a result of portfolio transactions effected for such other accounts or Funds. The fees of the Investment Advisors are not reduced by reason of receipt of such brokerage and research services.

                          STRUCTURED PORTFOLIO SERVICE

  INVESTMENT OBJECTIVE. The Structured Portfolio Service provides investment diversification by utilizing the Funds available to the Program. The Conservative, Moderate and Aggressive portfolios offer Investors three distinct approaches to diversifying investments in the Program. Each portfolio has a different investment strategy and represents different risk and reward characteristics that reflect an Investor's tolerance for investment risk. THERE CAN BE NO ASSURANCE THAT THE STRUCTURED PORTFOLIO SERVICE WILL ACHIEVE ITS INVESTMENT OBJECTIVE. The portfolios utilize seven of the Program's Funds: the Stable Asset Return Fund, the Bond Fund, the Value Equity Fund, the Growth Equity Fund, the Index Fund, the Aggressive Equity Fund and the International Equity Fund. For information regarding the investment objectives, guidelines and restrictions of each of the above Funds, refer to the description of such Funds in this Prospectus.

  STRATEGY. While there can be no guarantee, the overall volatility of the three portfolios may be reduced by spreading investments over several types of assets. However, the volatility of the Aggressive Portfolio may be greater than that of the other two portfolios. As prices of stocks and bonds may respond differently to changes in economic conditions and interest rate levels, a rise in bond prices, for example, could help offset a fall in stock prices. Money market securities, which are held in varying percentages by all the Funds, have a stabilizing influence in comparison to stocks since their price fluctuations are expected to be small. In addition, the income provided by bonds and money market securities is expected to contribute positively to a portfolio's total return, cushioning the impact of price declines or enhancing the effect of price increases.

  The Conservative Portfolio emphasizes shorter-term and fixed-income securities and is intended for Investors with lower risk tolerance who seek returns based primarily on higher current investment income. Funds in the Conservative Portfolio are allocated as follows:

     Stable Asset Return Fund...............................................  30%
     Intermediate Bond Fund.................................................  35%
     Value Equity Fund......................................................   7%
     Growth Equity Fund.....................................................   7%
     Index Equity Fund......................................................  14%
     International Equity Fund..............................................   7%

  The Moderate Portfolio takes a more balanced approach (in comparison to the Conservative Portfolio) and is intended for Investors who seek returns based upon relatively stable investment income but who also desire an increased potential for growth. Its investments are allocated as follows:

     Stable Asset Return Fund...............................................  10%
     Intermediate Bond Fund.................................................  30%
     Value Equity Fund......................................................  11%
     Growth Equity Fund.....................................................  11%
     Index Equity Fund......................................................  23%
     International Equity Fund..............................................  15%

  The Aggressive Portfolio emphasizes stocks and is intended for Investors who have a higher degree of risk tolerance and seek capital appreciation. Its investments are allocated as follows:

     Intermediate Bond Fund.................................................  15%
     Value Equity Fund......................................................  15%
     Growth Equity Fund.....................................................  15%
     Index Equity Fund......................................................  30%
     Aggressive Equity Fund.................................................   5%
     International Equity Fund..............................................  20%

  Allocations of Investor funds to the portfolios of the Structured Portfolio Service are readjusted by State Street on the first Business Day of each month to maintain the percentage allocations indicated above.

  CERTAIN RISK FACTORS. For information and risk factors associated with each of the Funds utilized in the Structured Portfolio Service, refer to such disclosure in this Prospectus for each particular Fund.

  VALUATION OF INVESTOR'S INTEREST. Investor's Units in the portfolios of the Structured Portfolio Service are valued based upon the collective values of the Units of the included Funds credited to such Investor's account in the Structured Portfolio Service.

  LIQUIDITY AND TRANSFERS. Transfers to or from any of the three portfolios may be made on any Business Day. See "Transfers Between Investment Options and Withdrawals."

  PERFORMANCE INFORMATION. The Structured Portfolio Service may, from time to time, report the value of a Unit in each of the portfolios. Such value will be determined based on historical results and will not be intended to indicate future performance. A recorded message providing current values for an Investor's Units in each portfolio in the Structured Portfolio Service is available at (800) 348-2272.

                             SELF-MANAGED ACCOUNTS

  As an additional Investment Option under the Program, State Street makes available to Employers, Plan trustees and to Participants whose Employers elect to make such option available to them, a Self-Managed Account. Self-Managed Accounts are not included in the Collective Trust and are not registered under the Securities Act and are described in this Prospectus for information purposes only.

PLANS ELIGIBLE TO ESTABLISH A SELF-MANAGED ACCOUNT

  The Self-Managed Account is available as an Investment Option for Participants in Individual Master Plans established under the ABA Retirement Plan and for Employers of Individual Master Plans established under the ABA Defined Benefit Plan, provided that the Employer has designated the Self-Managed Account as an Investment Option for its Plan by executing a Self-Managed Account Employer Enrollment Form. Additionally, the Self-Managed Account is available as an Investment Option for Participants, Employers and Plan trustees of Individually Designed Plans for which State Street provides individual recordkeeping services, provided that the Employer/Plan trustee has designated the Self-Managed Account as an Investment Option for its Plan. Employers/Plan trustees may elect to make the Self-Managed Account available as an Investment Option for their respective Plans by executing a Self-Managed Account Employer Enrollment Form. The Self-Managed Account is not available as an Investment Option for Individually Designed Plans for which State Street provides aggregate recordkeeping services.

PARTICIPANTS, EMPLOYERS AND PLAN TRUSTEES ELIGIBLE TO ESTABLISH A SELF-MANAGED ACCOUNT

  The Self-Managed Account offers investment flexibility by permitting an Eligible Investor who is a Participant (in the case of a Plan where an Employer has elected to make such an option available to Participants), an Employer (in the case of a defined benefit plan for which State Street does not provide individual recordkeeping services) or a Plan trustee (in the case of certain Individually Designed Plans) to build an investment portfolio that is a product of the Eligible Investor's own investment decisions. Under this Investment Option, an Eligible Investor may transfer a portion of the amount of such Eligible Investor's respective account or Plan balance to a Self-Managed Account for the purchase, at the Eligible Investor's discretion, of a wide variety of publicly traded debt and equity securities and shares of numerous mutual funds.

ESTABLISHING A SELF-MANAGED ACCOUNT FOR PARTICIPANTS IN PLANS ESTABLISHED UNDER THE ABA RETIREMENT PLAN

  An Eligible Investor who is a Participant in a Plan established under the ABA Retirement Plan may establish a Self-Managed Account by completing a Self-Managed Account Application, which may be obtained by calling (800) 348-2272. Once the requisite forms have been properly completed and returned to State Street, the Participant will receive confirmation of the establishment of a brokerage account with State Street Brokerage Services, Inc. ("State Street Brokerage"), a registered broker-dealer affiliated with State Street. The brokerage account will be used to effect transactions in securities for the Self-Managed Account. State Street has entered into an agreement with National Financial Services Corporation, a New York Stock Exchange member firm and a registered broker-dealer that is not affiliated with State Street or State Street Brokerage, to act as sub-custodian of all securities held in the Self-Managed Account.

  The Self-Managed Account generally is funded, in accordance with Program rules established by State Street, through the "Base Plan," which is defined as all Investment Options, including the Equitable Real Estate Account, but excluding the Self-Managed Account. To establish a Self-Managed Account, a Participant must transfer initially a minimum of $2,500 from the Participant's Base Plan to the Self-Managed Account, provided that the Participant must at all times maintain in the Participant's Base Plan the greater of $1,000 and 5% of the Participant's entire account balance (including for purposes of the 5% calculation the assets in the Participant's Self-Managed Account). After the initial transfer, a Participant may make transfers of not less than $500 from the Base Plan to the Self-Managed Account. No transfer from the Base Plan will be permitted to the extent that such transfer would cause the Participant's Base Plan to fall below the required minimum. Transfers to a Self-Managed Account from the Base Plan will be made pro-rata from the various contribution accounts which may have been established on behalf of such Participant under the Base Plan. Separate contribution accounts are established on behalf of each Participant for Employer contributions, 401(k) non-elective contributions, matching contributions, 401(k) elective salary deferral contributions, voluntary after-tax contributions or rollover contributions, as the case may be.

  Satisfaction of the requirement for maintenance of a minimum account balance of a Participant's Base Plan described above will be based on the most recent valuations of the Investment Options, which are daily except for the Self-Managed Account, which is monthly. If the value of a Participant's Base Plan falls below the greater of $1,000 and 5% of the Participant's aggregate account balances in all Investment Options (including for purposes of the 5% calculation the assets in the Participant's Self-Managed Account), the Participant will not be permitted to transfer assets to the Self-Managed Account until the required minimum in the Participant's Base Plan is again met.

  Additionally, at the discretion of the Trustee, a Self-Managed Account may be funded through in-kind transfers from other tax-qualified retirement plans. The foregoing account balance minimums and transfer restrictions with regard to the Base Plan remain in effect.

ESTABLISHING A SELF-MANAGED ACCOUNT FOR EMPLOYERS SPONSORING A PLAN UNDER THE ABA DEFINED BENEFIT PLAN

  An Eligible Investor who is an Employer sponsoring a Plan under the ABA Defined Benefit Plan may establish a Self-Managed Account by completing a Self-Managed Account Employee Enrollment Form and a Self-Managed Account Application, which may be obtained by calling (800) 348-2272. Once the requisite forms have been properly completed and returned to State Street, the Employer will receive confirmation of the establishment of a brokerage account with State Street Brokerage. The brokerage account will be used to effect transactions in securities for the Self-Managed Account.

  The Self-Managed Account generally is funded, in accordance with Program rules established by State Street, through the Base Plan, which is defined as all Investment Options, including the Equitable Real Estate Account, but excluding the Self-Managed Account. To establish a Self-Managed Account, an Employer must transfer initially a minimum of $2,500 from the Employer's Base Plan to the Self-Managed Account, provided that the Employer must at all times maintain in the Employer's Base Plan the greater of $1,000 and 5% of the Employer's entire account balance (including for purposes of the 5% calculation the assets in the Employer's Self-Managed Account). After the initial transfer, an Employer may make transfers of not less than $500 from the Base Plan to the Self-Managed Account. No transfer from the Base Plan will be permitted to the extent that such transfer would cause the Employer's Base Plan to fall below the required minimum. Satisfaction of the requirement for maintenance of a minimum account balance of an Employer's Base Plan described above will be based on the most recent valuations of the Investment Options, which are daily except for the Self-Managed Account, which is monthly. If the value of an Employer's Base Plan falls below the greater of $1,000 or 5% of the Employer's Plan balances in all Investment Options (including, for purposes of the 5% calculation the assets in the Employer's Self-Managed Account) the Employer will not be permitted to transfer assets to the Self-Managed Account until the required minimum in the Employer's Base Plan is again met.

  Additionally, at the discretion of the Trustee, a Self-Managed Account may be funded through in-kind transfers from other tax-qualified retirement plans. The foregoing account balance minimums and transfer restrictions with regard to the Base Plan remain in effect.

ESTABLISHING A SELF-MANAGED ACCOUNT FOR PARTICIPANTS, EMPLOYERS OR PLAN TRUSTEES UNDER AN INDIVIDUALLY DESIGNED PLAN

  An Eligible Investor who is either a Participant, Employer or Plan trustee under an Individually Designed Plan may establish a Self-Managed Account by completing a Self-Managed Account Application (and a Self-Managed Account Employee Enrollment Form, in the case of an Eligible Investor who is an Employer or Plan trustee), which may be obtained by calling (800) 348-2272. Once the requisite forms have been properly completed and returned to State Street, the Eligible Investor will receive confirmation of the establishment of a brokerage account with State Street Brokerage. The brokerage account will be used to effect transactions in securities for the Self-Managed Account.

  The Self-Managed Account generally is funded, in accordance with Program rules established by State Street, through the "Base Plan," which is defined as all Investment Options, including the Equitable Real Estate Account, but excluding the Self-Managed Account. To establish a Self-Managed Account, an Eligible Investor must transfer initially a minimum of $2,500 from the Eligible Investor's Base Plan to the Self-Managed Account, provided that the Eligible Investor must at all times maintain in the Eligible Investor's Base Plan the greater of $1,000 and 5% of the Eligible Investor's entire account balance (including for purposes of the 5% calculation the assets in the Eligible Investor's Self-Managed Account). After the initial transfer, an Eligible Investor may make transfers of not less than $500 from the Base Plan to the Self-Managed Account. No transfer from the Base Plan will be permitted to the extent that such transfer would cause the Eligible Investor's Base Plan to fall below the required minimum. For an Eligible Investor who is a Participant, all transfers to a Self-Managed Account from the Base Plan will be made pro-rata from the various contribution accounts established on behalf of such Eligible Investor under the Base Plan. Separate contribution accounts are established on behalf of each Participant for Employer contributions, 401(k) non-elective contributions, matching contributions, 401(k) elective salary deferral contributions, voluntary after-tax contributions, or rollover contributions, as the case may be.

  Satisfaction of the requirement for maintenance of a minimum account balance of an Eligible Investor's Base Plan described above will be based on the most recent valuations of the Investment Options, which are daily except for the Self-Managed Account, which is monthly. If the value of an Eligible Investor's Base Plan falls below the greater of $1,000 and 5% of the Eligible Investor's aggregate account balances in all Investment Options (including for purposes of the 5% calculation the assets in the Eligible Investor's Self-Managed Account), the Eligible Investor will not be permitted to transfer assets to the Self-Managed Account until the required minimum in the Eligible Investor's Base Plan is again met.

  Additionally, at the discretion of the trustee, a Self-Managed Account may be funded through in-kind transfers from other tax-qualified retirement plans. The foregoing account balance minimums and transfer restrictions with regard to the Base Plan remain in effect.

CONTRIBUTIONS, WITHDRAWALS, TRANSFERS AND DISTRIBUTIONS

  Contributions may not be made directly to a Self-Managed Account; all contributions first must be allocated to one or more of the other Investment Options in the Collective Trust and then transferred to the Self-Managed Account. In-service withdrawals, loans and benefit distributions from an Eligible Investor's contribution accounts are not permitted directly from a Self-Managed Account; assets first must be transferred from the Self-Managed Account to one or more of the other Investment Options prior to arranging for such a withdrawal or loan. Transfers to or from a Self-Managed Account may be effected by calling (800) 348-2272 or by providing to State Street a Request to Transfer Between Investment Options form. See "Transfers Between Investment Options and Withdrawals." Similarly, withdrawals from an Individual Master Plan established under the ABA Defined Benefit Plan are not permitted from the Self-Managed Account for purposes of benefit distributions, and assets must first be transferred from the Self-Managed Account to one or more of the other Investment Options prior to arranging for benefit distributions.

  Notwithstanding the foregoing, an Eligible Investor who is a participant of the ABA Retirement Plan may arrange for an in-kind distribution of securities held in the Participant's Self-Managed Account upon the Participant's retirement, disability, death or termination of employment, as authorized by the Employer and subject to rules and procedures established from time to time by State Street. In-kind distributions from an Employer's Self-Managed Account relating to a Plan established under the ABA Defined Benefit Plan are not available other than upon withdrawal of such Employer's Plan from the Program. In-kind distributions from an Eligible Investor's Self-Managed Account relating to an Individually Designed Plan are governed by the terms of the individual plan document.

  All transfers from a Self-Managed Account to any other Investment Option must be made pro-rata based on the allocation in each of the Participant's contribution accounts in the Self-Managed Account.

THIRD PARTY TRADE AUTHORIZATION

  State Street permits Eligible Investors to authorize a third party "Investment Manager," as defined in section 3(38) of ERISA, to trade the Eligible Investor's Self-Managed Account. An Eligible Investor may authorize such an investment manager by completing, along with the Investment Manager, a State Street Brokerage Trading Authorization Form, which may be obtained by calling

(800) 348-2272. By executing and providing to State Street Brokerage a State Street Brokerage Trading Authorization Form, the Eligible Investor ratifies and confirms any and all transactions made on the Eligible Investor's behalf by the authorized Investment Manager for the Eligible Investor's Self-Managed Account, and the Investment Manager acknowledges that he/she is a fiduciary with respect to such Account. Such trading authorization shall remain in full force and effect until revoked by the Eligible Investor by a written notice delivered to State Street Brokerage. The Investment Manager shall have the full discretion, power, and authority to sell, purchase, exchange, convert, tender, trade or otherwise acquire or dispose of stocks, bonds, and any other securities related to the Eligible Investor's Self-Managed Account, in accordance with the terms and conditions for the Eligible Investor's account and risk in the Eligible Investor's name and/or number on State Street Brokerage's books.

  The Eligible Investor establishing and authorizing an Investment Manager to trade the Eligible Investor's Self-Managed Account retains the sole responsibility for all investment decisions relating to the purchase or sale of securities through a Self-Managed Account. Neither State Street, nor State Street Brokerage, nor any representative of State Street or State Street Brokerage may offer investment advice to the Eligible Investor.

ADDITIONAL INFORMATION

  An Eligible Investor with a Self-Managed Account will receive:

  . a confirmation notice of each securities transaction

  . notification of all optional corporate actions, including, but not limited to, tenders and calls

  . proxy material and all other corporate communications intended for the shareholders of the securities in the Self-Managed Account

  . monthly statements showing transaction history and end-of-month portfolio positions, for months in which there is portfolio activity

  . quarterly statements for inactive accounts

  An Investment Manager of an Eligible Investor's Self-Managed Account may request to receive:

  . a duplicate confirmation notice of each securities transaction

  . duplicate monthly statements showing transaction history and end-of-month portfolio positions

  Fees applicable to a Self-Managed Account are set forth in "Deductions and Fees."

PERMISSIBLE INVESTMENTS

  An Eligible Investor may invest through the Self-Managed Account in a wide variety of publicly traded debt and equity securities, including U.S. Government Obligations, corporate bonds, and equity securities listed on the New York Stock Exchange, American Stock Exchange or many regional exchanges, or included for quotation on the Nasdaq National Market. In addition, an Eligible Investor may invest through a Self-Managed Account in shares of many mutual funds. A State Street Brokerage representative will tell you whether investment in a particular mutual fund is available under the Self-Managed Account.

  The following investments cannot be made by the Self-Managed Account:

  . tax-exempt mutual funds and unit investment trusts

  . tax-exempt bonds

  . options, futures and commodity contracts

  . private limited partnerships

  . foreign securities, except exchange-listed ADRs

  . commercial paper

  . bank investments (including certificates of deposit, treasury deposits, bankers acceptances and bank investment contracts)

  . insurance investments or insurance investment funds

  . physical assets (such as coins, art, jewelry, and similar property)

INVESTMENT THROUGH THE SELF-MANAGED ACCOUNT

  To transfer funds from the Base Plan to a Self-Managed Account, the Eligible Investor should first call (800) 348-2272 and speak with a State Street customer service representative who will process the transfer of funds to the Self-Managed account. Transfer instructions received prior to 3:00 p.m. Eastern time on a Business Day will be effective as of the close of business on the date of receipt. Any transfer requests received after 3:00 p.m. Eastern time will be effective as of the close of business on the following Business Day. Amounts to be transferred to a Self-Managed Account will be withdrawn from an Eligible Investor's Base Plan contribution accounts or the Base Plan of the Employer's Plan. Such withdrawn amounts will be available for investment the Business Day following the effective date of the transfer. Receipt and execution of instructions from Eligible Investors are subject to the same rules applicable to other Investment Options. See "Transfers Between Investment Options and Withdrawals" and "Contributions and Investment Selection-- Allocation Instructions." No order to purchase securities shall be accepted or executed unless an account has been properly established and there are sufficient funds in the Self-Managed Account to pay for the securities.

  To execute a purchase or a sale of securities in a Self-Managed Account, an Eligible Investor or his/her authorized Investment Manager should call State Street Brokerage and speak with a State Street Brokerage representative at
(800) 892-4514. Orders for the purchase of securities of a specific dollar amount or share amount are permissible provided the value of the order is less than or equal to the available funds in the Self-Managed Account. All instructions will be provided to the State Street Brokerage representative by telephone and all conversations will be recorded. Market orders, buy-limit day orders and sell-limit day orders are permitted. However, the following transactions are prohibited:

  . purchases on margin

  . short sales

  The Eligible Investor establishing and directing the investment of the Self-Managed Account has responsibility for all investment decisions relating to the purchase or sale of securities through a Self-Managed Account. Neither State Street nor State Street Brokerage, nor any representative of State Street or State Street Brokerage may offer investment advice to the Eligible Investor.

  Cash held in the Self-Managed Account of an Eligible Investor that is derived from any sales for the account, or from dividends or interest received with respect to securities (except for mutual fund shares) held in the account will be deposited at the end of each Business Day in a money market fund (the "Sweep Account"). The Sweep Account will be the SSgA Money Market Fund. Other short-term investment funds may be made available as a Sweep Account as disclosed from time to time to the Employer by State Street. Dividends and interest earned from mutual fund shares will be reinvested in the respective mutual fund generating such income unless prohibited by the fund. In the case of transfers from other Investment Options to the Self-Managed Account, cash will be transferred to the Sweep Account. Cash deposited in the Sweep Account will remain invested therein unless and until otherwise directed by the Eligible Investor. The Eligible Investor establishing and directing the investment of the Self-Managed Account must provide specific directions pursuant to normal procedures to transfer some or all of the amount held in the Sweep Account to other investments in the Self-Managed Account or to any other Investment Option. Assets held in the Sweep Account may be expected to yield a money market rate of return.

                         INSURANCE INVESTMENT CONTRACTS

  Whenever made available by State Street, Investors may allocate assets to Insurance Investment Contracts issued by insurance companies pursuant to which the insurance company agrees to pay to the purchaser, upon the maturity of the Insurance Investment Contract, the principal amount of the Insurance Investment Contract plus interest accrued during the term of the Insurance Investment Contract. The Insurance Investment Contracts are not registered under the Securities Act and are described in this Prospectus for information purposes only.

  If available, State Street will select one or more insurance companies to issue Insurance Investment Contracts to the ABA Members Trusts on behalf of Investors that elect to invest in such Insurance Investment Contracts during a designated investment period (the "Investment Period"). Each Investor that elects to invest in an Insurance Investment Contract during the Investment Period will be credited with a pro rata share of each Insurance Investment Contract (of equal maturity) issued under the Program at the end of such Investment Period.

  Interest on each Insurance Investment Contract accrues for the full term of the Insurance Investment Contract at the fixed rate in effect on the Business Day the assets are credited to the Insurance Investment Contract. The interest rates for Insurance Investment Contracts are expressed as effective annual rates, reflecting daily compounding, but before deduction of fees and expenses, which vary in relation to aggregate Program assets. See "Deductions and Fees." The insurance company issuing each Insurance Investment Contract will be obligated to repay the amount of all contributions by Investors and the interest credited thereon. At the time an Insurance Investment Contract is purchased, the issuing insurance company will be rated in either of the two highest rating categories by at least two NRSROs, at least one of which must be Moody's or S&P. No federal agency or insurance fund guarantees repayment of principal and interest on Insurance Investment Contracts upon the default of the issuing insurance company.

  New Insurance Investment Contract rates are established prior to each Investment Period and are available for the entire Investment Period. Interest accrues from the day after a contribution is credited, or an amount is transferred from another Investment Option, through the maturity date of the Insurance Investment Contract. At maturity, the amount accumulated will automatically be transferred to the Stable Asset Return Fund or such other Fund as is designated by the Employer in the participation agreement or by notice, unless the Investor provides other instructions. The identity of the Insurance Investment Contract issuers for the current Investment Period and current Insurance Investment Contract rates may be obtained by calling (800) 348-2272.

  An Insurance Investment Contract is a general obligation of an insurance company. Therefore, the financial risk associated with the interests in Insurance Investment Contracts held by an Investor depends on the ongoing financial condition of the insurance company or companies that issued Insurance Investment Contracts. Although the Insurance Investment Contracts available under the Program are issued by highly rated insurance companies, the financial condition of the issuers may vary during the life of the Insurance Investment Contracts and assets generally may not be withdrawn prior to maturity.

  TRANSFERS. Transfers may not be made from one Insurance Investment Contract prior to maturity to another or from an Insurance Investment Contract to another Investment Option.

  Assets invested in an Insurance Investment Contract generally may not be withdrawn from the Insurance Investment Contract at the time the Plan under which the Insurance Investment Contract investment was made ceases to participate in the Program. In such a case, an Investor's interest in an Insurance Investment Contract will continue to be held by State Street as custodian on behalf of the Plan until the Insurance Investment Contract matures or the assets invested in the Insurance Investment Contract are withdrawn pursuant to a permitted withdrawal. See "--Withdrawals." State Street will receive a fee from the Plan for administrative services it provides in connection with the custody of any such Insurance Investment Contract.

  WITHDRAWALS. Withdrawals from an Insurance Investment Contract generally are not permitted prior to maturity. However, assets may be withdrawn from an Insurance Investment Contract prior to its maturity if benefit payments are to be made from the Plan because of one of the following events:

  . the Participant terminates employment with the Employer, including retirement;

  . the Participant becomes disabled (as defined in the Plan);

  . the Participant attains age 70 1/2; or

  . the Participant dies.

  MATURING INSURANCE INVESTMENT CONTRACTS. An Investor may allocate the assets of maturing Insurance Investment Contracts among Investment Options by providing State Street with a Change of Investment Allocation form. An Investor may also provide allocation instructions to a customer service representative by calling (800) 348-2272. The Change of Investor Allocation form must be received by State Street from the Employer. The maturity date of each Insurance Investment Contract of an Investor is reported on the quarterly maturity schedule. An Investor may allocate the assets of maturing Insurance Investment Contracts in whole percentages or whole dollar amounts among any number of Investment Options and may allocate the assets of Insurance Investment Contracts attributable to employer contributions in different percentages than the assets of Insurance Investment Contracts attributable to employee contributions. Allocation instructions remain in effect for all Insurance Investment Contracts that mature before State Street receives new allocation instructions related to maturing Insurance Investment Contracts. State Street must receive allocation instructions with respect to a maturing Insurance Investment Contract before the maturity date of the Insurance Investment Contract in order for it to be effective for that particular Insurance Investment Contract. If an Investor allocates a maturing Insurance Investment Contract to a new Insurance Investment Contract, if available, the new Insurance Investment Contract rate will be the rate available on the date the original Insurance Investment Contract matures. If an Investor does not provide allocation instructions with respect to a maturing Insurance Investment Contract, amounts released upon the maturity of the Insurance Investment Contract will be allocated to the Stable Asset Return Fund or such other Fund as may be designated by the Employer in the participation agreement or by notice. An Investor may then transfer these amounts to any Investment Option.

                         EQUITABLE REAL ESTATE ACCOUNT

  Certain assets contributed to the Program prior to January 1, 1992 are held by Equitable Life in the Equitable Real Estate Account. Such assets will remain invested in this account until they are transferred to another Investment Option available under the Program. Restrictions apply to withdrawals and transfers from the Equitable Real Estate Account that may delay a withdrawal or transfer for a significant period of time following a withdrawal or transfer request. No transfers or contributions to the Equitable Real Estate Account are permitted.

  State Street has no control over the management of assets held by Equitable Life and is not responsible for the investment of such assets or Equitable Life's performance of its obligations under the Program with respect to such assets. State Street, however, maintains the recordkeeping on the sale of such account and provides notice to Investors, when appropriate. Interests in the Equitable Real Estate Account are not registered under the Securities Act and are described in this Prospectus for information purposes only. Information relating to assets held in the Equitable Real Estate Account may be obtained by writing or calling State Street. See "Contributions and Investment Selection-- Additional Information."

              TRANSFERS BETWEEN INVESTMENT OPTIONS AND WITHDRAWALS

  Investors may direct State Street to transfer amounts between Investment Options at any time, subject to the terms and restrictions applicable to each Investment Option. A specified whole percentage, whole dollar amount or the total investment in an Investment Option may be transferred. Transfers will be made on the day State Street receives properly authorized instructions from the Investor, provided that such instructions are received not later than 3:00 p.m. Eastern time on a Business Day. Transfer requests received after that hour will be made on the next Business Day. Transfers involving Funds are effected based upon the relative Unit Values of the Funds, as determined at the close of the regular trading session of the New York Stock Exchange on the effective date of the transfer. There is no fee for transfers between Investment Options.

  The Equitable Real Estate Account contains certain transfer restrictions that may delay a withdrawal or transfer for a significant period of time following a withdrawal or transfer request. No transfers to the Equitable Real Estate Account are permitted. Additional information relating to the Equitable Real Estate Account may be obtained by writing or calling State Street.

  Investors may request telephone transfer service either via the Voice Response Unit ("VRU") or through a customer service representative. Investors should call (800) 348-2272 in order to make telephone transfers. ALL TELEPHONE TRANSFER INSTRUCTIONS ARE RECORDED. BY AUTHORIZING TELEPHONE TRANSFERS, THE INVESTOR CONSENTS TO SUCH RECORDING. State Street will accept telephone transfer instructions from any person who provides the correct identifying information. Consequently, this service may entail additional risks. State Street reserves the right, subject to the approval of ABRA, to cancel telephone transfer services at any time without advance notice to Investors. Investors may also complete a Request to Transfer Between Investment Options form, which should be sent by the Employer to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109.

  State Street reserves the right to suspend withdrawals or transfers to or from any Fund, portfolio of the Structured Portfolio Service or Self-Managed Account at any time during which any market or stock exchange on which a significant portion of the investments of a Fund, Structured Portfolio Service or Self-Managed Account are quoted is closed (other than for ordinary holidays) or during which dealings thereon are restricted or suspended. In addition, State Street reserves the right to suspend withdrawals or transfers to or from any Fund at any time during which (a) there exists any state of affairs, which, in the reasonable opinion of State Street, constitutes an emergency as a result of which disposition of the assets of a Fund would not be reasonably practicable or would be seriously prejudicial to the holders of Units of a Fund, (b) there has been a breakdown in the means of communication normally employed in determining the price or value of any of the investments of a Fund, or of current prices on any stock exchange on which a significant portion of the investment of such a Fund are quoted, or when for any reason the prices or values of any investments owned by such Fund cannot reasonably be promptly and accurately ascertained, or (c) the transfer of funds involved in the realization or acquisition of any investment cannot, in the reasonable opinion of State Street, be effected at normal rates of exchange. In addition, transfers and withdrawals from the Stable

Asset Return Fund may be suspended or limited temporarily in the event that the amount of liquid assets in the Stable Asset Return Fund are insufficient to satisfy all withdrawal or transfer requests.

  With respect to the Stable Asset Return Fund, State Street will utilize a tiered liquidity structure in the following sequence to satisfy withdrawal and transfer requests: cash flows (contributions, transfers-in, maturities and interests); and sales of Short-Term Investment Products. In the unlikely event that the amount of liquid assets held by the Stable Asset Return Fund is insufficient to satisfy all withdrawal and transfer requests immediately, State Street may be forced to limit or suspend withdrawals and transfers from the Stable Asset Return Fund. In such cases, withdrawals by Investors from the Program because of death, disability, retirement or termination of employment will be given priority and will be honored from available liquid assets, including the benefit responsive features of the Investment Contracts, in the order in which withdrawal instructions were received by State Street. Subject to any applicable legal requirements, after all such withdrawals have been effected, transfers to other allowable Investment Options will be honored from available liquid assets in the order that transfer instructions were received by State Street. The length of any suspension or limitation on withdrawals or transfers could vary and would depend, on the one hand, on the aggregate amount of assets that Investors have requested to withdraw or transfer and, on the other hand, on the rate at which assets become available for withdrawal or transfer through the exercise of permitted withdrawal rights under the Investment Contracts and through the maturity of Investment Contracts and the rate at which additional moneys are contributed to the Stable Asset Return Fund by Investors.

                                  THE PROGRAM

  The Program is sponsored by ABRA, an Illinois not-for-profit corporation organized by the ABA to sponsor retirement programs for self-employed individuals and employers who are members or associates of the ABA or certain affiliated organizations. The Program is a comprehensive retirement program that provides employers who adopt the Program with tax-qualified employee retirement plans, a variety of Investment Options and related recordkeeping and administrative services.

ELIGIBILITY

  Sole practitioners, partnerships and professional corporations engaged in the practice of law may adopt the Program if they or at least one of their partners or shareholders, as the case may be, is a member or associate of the ABA or of a state or local bar association that is represented in the ABA's House of Delegates. These bar associations may also adopt the Program for their own employees subject to certain limitations imposed by the Internal Revenue Code. An organization that is not engaged in the practice of law may also be eligible to adopt the Program if it is closely associated with the legal profession, receives the approval of ABRA, and has, as an owner or a member of its governing board, a member or associate of the ABA. State Street's retirement program specialists are available to help individuals and organizations determine whether they are eligible to adopt the Program.

ABA MEMBERS TRUSTS

  Assets contributed under the Program are held in the ABA Members Trusts. Assets contributed to the ABA Members Trusts are invested in the Investment Options available under the Program in accordance with the instructions of Investors. Assets invested through Individual Master Plans adopted under the ABA Members Plans are held under the Master Trust and assets invested through Individually Designed Plans are held under the Pooled Trust. In accordance with the Plans, assets of the ABA Members Trusts are held for the benefit of the Participants. The ABA Members Trusts have been determined by the Internal Revenue Service (the "IRS") to be tax-exempt trusts under section 501(a) of the Internal Revenue Code.

                              ADOPTION OF PROGRAM

  Eligible Employers who elect to participate in the Program may do so either through their own Individually Designed Plans or by adopting one or both of two ABA Members Plans sponsored by ABRA. The ABA Members Plans are master plans designed to allow Eligible Employers to establish and maintain Individual Master Plans that are qualified under section 401(a) of the Internal Revenue Code.

  Under the ABA Retirement Plan, an Eligible Employer may adopt a profit sharing plan, a money purchase pension plan or a target benefit plan. The available forms of the ABA Members Plans have been determined by the IRS to be qualified under section 401(a) of the Internal Revenue Code for use by employers for the benefit of their employees.

  To adopt either the ABA Defined Benefit Plan or the ABA Retirement Plan, an Eligible Employer must complete and execute a participation agreement. The participation agreement contains the basic features that must be considered in designing an appropriate Individual Master Plan under the Program and effects the Eligible Employer's adoption of the Master Trust to hold assets of the Individual Master Plan. State Street's retirement program specialists will assist Eligible Employers in the preparation of a participation agreement. However, State Street is not authorized to give tax or legal advice and Eligible Employers should consult with their tax advisor prior to executing a participation agreement. Depending on the form of participation agreement adopted by an Eligible Employer and the other retirement plans, if any, maintained by the Eligible Employer, it may be necessary to apply to the IRS for a determination of the qualified status of the Individual Master Plan as adopted by the Eligible Employer.

  An Eligible Employer that maintains an Individually Designed Plan that is qualified under section 401(a) of the Internal Revenue Code may also participate in the Program and make use of the Investment Options available under the Program by causing a participation agreement for the Pooled Trust to be executed by the trustee of the Individually Designed Plan. Such trustee must demonstrate to State Street that the participating trust is exempt from tax under section 501(a) of the Internal Revenue Code and that the related Individually Designed Plan is qualified under section 401(a) of the Internal Revenue Code. State Street's retirement program specialists will assist in preparation of a participation agreement. However, State Street is not authorized to give tax or legal advice and Eligible Employers and the trustees of an Individually Designed Plan should consult with their tax advisor prior to executing a participation agreement.

  For copies of the appropriate participation agreements and further information concerning the steps to be taken to adopt the Program, call State Street at (800) 826-8901 between 9:00 a.m. and 5:00 p.m. Eastern time or write to State Street Bank and Trust Company, P.O. Box 2236, Boston, Massachusetts 02209-2236.

                                 STATE STREET

  State Street provides certain administrative and recordkeeping services required by the Program. As trustee of the Collective Trust, State Street is responsible for the operation and management of Funds under the Collective Trust. State Street also acts as the sole trustee of each of the ABA Members Trusts, and at certain times arranges to make available Insurance Investment Contracts as Investment Options under the Program.

  State Street's principal offices are located at 225 Franklin Street, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Boston Corporation, a Massachusetts corporation and a holding company registered under the Federal Bank Holding Company Act of 1956. State Street is a highly capitalized Massachusetts trust company, and as of the year ending December 31, 1996, State Street and its affiliates had a total risk-based capital ratio of 13.6%, which is far in excess of applicable regulatory requirements. As of December 31, 1996, State Street together with its affiliates had over $2.9 trillion of assets in trust or under custody and had over $292 billion of assets under management. State Street together with its affiliates is the largest mutual fund custodian in the world, the largest master trust custodian bank and the largest custodian of international/global assets for U.S. pension funds.

  The following is a biographical summary of the experience of each of the officers of the Collective Trust:

    JAMES S. PHALEN. Mr. Phalen is the President and Chief Executive Officer of the Collective Trust and Executive Vice President and Division Head of Retirement Investment Services, a part of State Street Global Advisors, a division of State Street. From June 1989 to August 1992 Mr. Phalen, age 46, served as the President of Boston Financial Data Services, a subsidiary of State Street. Mr. Phalen also serves as a director of Wellspring Resources LLP.

    NANCY P. ANTIN. Ms. Antin is the Vice President and Chief Financial Officer of the Collective Trust, a Vice President of State Street and the Director of ABRA Program Services. From January 1994 to June 1995, Ms. Antin, age 37, was Vice President of ABRA Marketing and Client Services. From June 1991 to January 1994, Ms. Antin was the Assistant Vice president of ABRA Client Services. Prior to coming to State Street, Ms. Antin was employed by IBM in Marketing and Administrative Management.

    SUSAN C. DANIELS. Ms. Daniels is the Treasurer and Chief Accounting Officer of the Collective Trust and a Vice President of State Street for ABRA Program Services, Retirement Investment Services, a part of State Street Global Advisors, a division of State Street. Prior to joining State Street, Ms. Daniels, age 39, was Vice President of Internal Control and Compliance at First Data Investor Services Group. From April 1990 to November 1993, Ms. Daniels was Director of Internal Audit at Boston Financial Data Services, a subsidiary of State Street.

                      AMERICAN BAR RETIREMENT ASSOCIATION

  As sponsor of the Program, ABRA is responsible for the design of the Program, the maintenance of the ABA Members Plans and the ABA Members Trusts, and the designation of investment options to be made available under the Program. Pursuant to an agreement between ABRA and State Street, as of January 1, 1992, ABRA has engaged State Street to provide administrative and investment services and to make the Investment Options available under the Program for a seven-year term. ABRA may terminate its agreement with State Street prior to the end of its term in certain circumstances, including failure by State Street to satisfy certain service standards or standards regarding its financial condition. ABRA has also appointed State Street as trustee of each of the ABA Members Trusts.

  ABRA retains the right to make recommendations to State Street regarding the addition or deletion of Funds as Investment Options. ABRA, with or without the assistance of a consultant, will monitor the performance of State Street and its Investment Advisors and may make recommendations to State Street regarding the engagement and termination of Investment Advisors. State Street is required to give full good faith consideration to all such recommendations from ABRA, although State Street retains exclusive management and control over Funds and Investment Advisors. ABRA has certain rights to direct State Street to establish or terminate Investment Options that are not Funds. In specified cases when State Street fails to satisfy minimum investment performance standards, ABRA also has certain additional rights to discontinue a Fund as an Investment Option or to direct the establishment of another Investment Option that is not a Fund.

  State Street and ABRA have reviewed and negotiated the terms and conditions of the documents establishing the respective rights and obligations of the parties, including fees payable in connection with the Program. ABRA will monitor State Street's administration and marketing of the Program and will approve the hiring by State Street of certain other major service providers, such as actuaries.

                     CONTRIBUTIONS AND INVESTMENT SELECTION

CONTRIBUTIONS

  The Investor is responsible for allocating the assets of the Plan among the Investment Options. The Investor may be either the Participant, the Employer or the Plan trustee depending on the terms of the Plan. In the case of the ABA Retirement Plan, the Participant is the Investor and, generally, in the case of the ABA Defined Benefit Plan, the Employer is the Investor. However, with respect to certain prior plan accounts under the ABA Defined Benefit Plan, the Participant is the Investor. In the case of an Individually Designed Plan, the Participant, Employer or Plan trustee may be the Investor. Employee-Investors may not send contributions directly to State Street, but should direct all contributions through their Employer. Contributions may be made by check or money order payable to "State Street Bank and Trust Company, Trustee" and should be sent to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. Contributions sent by registered or certified mail and items sent by overnight delivery services that do not deliver to post office boxes should be sent to State Street Bank and Trust Company, ABRA Program Services, Batterymarch Park III, 3 Pine Hill Drive, Quincy, Massachusetts 02169. Employers who wish to transmit contributions to State Street by wire transfer should provide wire notification and a contribution remittance form to State Street at least two Business Days before funds are wired.

  All contributions must be received by State Street from the Employer within the time specified by applicable law and must be accompanied by proper instructions as to the allocation of such contributions to Participants' individual accounts or the Plan account.

  Contributions are credited on the day of receipt if they are accompanied or preceded by proper allocation instructions and are received by 3:00 p.m. Eastern time on a Business Day. Contributions received after that time will be credited on the following Business Day. Remittance of a contribution which State Street believes to be incorrect or failure to provide instructions as to the particular Investor account to which a contribution should be deposited may result in a delay in crediting contributions.

  Contributions allocated to Funds or to any of the portfolios of the Structured Portfolio Service are used to purchase Units in those Funds or in the portfolios of the Structured Portfolio Service at the Unit Values of the Fund or the portfolios of the Structured Portfolio Service, calculated as of the close of the regular trading session of the New York Stock Exchange on the Business Day on which the contributions are credited. Contributions allocated to Insurance Investment Contracts begin to accrue interest on the day the carrier begins to credit interest. Contributions may not be made directly to the Self-Managed Account.

ALLOCATION INSTRUCTIONS

  Investors must provide instructions relating to contributions, assets of maturing Insurance Investment Contracts and assets transferred from the Equitable Real Estate Account either via the VRU or by completing the appropriate allocation instruction form. All allocation instruction forms should be sent by the Employer to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. If State Street has received notice satisfactory to it that there is no Employer to forward such instructions, State Street may accept such instructions directly from non-Employer Investors. Investment instructions sent by registered or certified mail and items sent by overnight delivery services that do not deliver to post office boxes should be sent to State Street Bank and Trust Company, ABRA Program Services, Batterymarch Park III, 3 Pine Hill Drive, Quincy, Massachusetts 02169.

  Investors may allocate contributions in whole percentages among any number of Investment Options and may direct the allocation of employer contributions in different percentages than employee contributions. Investment percentages elected for employer contributions will apply to profit sharing, pension plan and rollover contributions. If a Plan includes a 401(k) feature, the investment percentages elected for employer contributions will also apply to 401(k) qualified non-elective contributions and all matching contributions. Contributions may not be allocated directly to a Self-Managed Account, but must first be allocated to one or more of the other available Investment Options in the Collective Trust and then transferred to a Self-Managed Account. See "Self-Managed Accounts." The allocation percentages elected for employee contributions will automatically apply to both voluntary after-tax contributions and 401(k) salary deferral contributions. Investors should make sure that the percentages requested add up to 100% for each type of contribution. To the extent that State Street does not receive what it considers proper allocation instructions or if such instructions are unclear or ambiguous, State Street will endeavor to obtain a clarification or correction of the instructions. To the extent State Street has not received allocation instructions for either employer or employee contributions, State Street will allocate the assets to the Stable Asset Return Fund or to such other Fund as may be designated by the Employer in the participation agreement or by notice. If transfers are required upon the maturity of Insurance Investment Contracts or for any other reason and State Street has not received allocation instructions, State Street will allocate the assets to be transferred to the Stable Asset Return Fund or to such other Fund as may be designated by the Employer in the participation agreement or by notice.

  To change allocation instructions, Investors should complete the change of investment allocation form indicating new investment allocation instructions in whole percentages, which should then be forwarded by the Employer to State Street at the appropriate address set forth above or Investors may change such allocations via the VRU. Instructions become effective on the date of receipt, provided that State Street receives them by 3:00 p.m. Eastern time on a Business Day. Investment allocation instructions received after that time will become effective on the following Business Day. Investment allocation instructions remain in effect until State Street receives a subsequent request to change investment allocations.

ADDITIONAL INFORMATION

  Persons who are already Investors, Employers or Participants may obtain administrative and investment forms or information relating to assets held in the Equitable Real Estate Account or additional information by calling State Street at (800) 348-2272 between 9:00 a.m. and 8:00 p.m Eastern time or by writing to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. Participants may also obtain such forms from their Employers.

  For information regarding enrollment in the Program, Eligible Employers may call State Street at (800) 826-8901 between 9:00 a.m. and 5:00 p.m. Eastern time or write to State Street Bank and Trust Company, P.O. Box 2236, Boston, Massachusetts 02209-2236.

  A recorded message providing current account information can be obtained by calling State Street at (800) 348-2272.

                              DEDUCTIONS AND FEES

  Under the Program, certain fees are determined based upon a fixed percentage of all assets in the Program or all assets in specified Investment Options. Except as described below with respect to the Structured Portfolio Service fee, these fees are charged to the appropriate Investment Option and paid as an operating expense thereof. Other fees are charged at a fixed dollar amount on a per-Participant, per-Plan, or per-transaction basis and are paid by the Employer or the Participant, as the case may be, through the withdrawal of assets from the Program. Such withdrawals for the purpose of paying fixed dollar fees are made in accordance with the following sequence (the "Withdrawal Sequence"): first, from the Stable Asset Return Fund, next from the Bond Fund, next from the Index Fund, next from the Value Equity Fund, next from the Growth Equity Fund, next from the Balanced Fund, next from the Aggressive Equity Fund, next from the International Equity Fund, next from the Structured Portfolio Service, next from Insurance Investment Contracts (with amounts being deducted first from the most recently purchased Insurance Investment Contract), and finally from the Self-Managed Account.

  State Street Brokerage is authorized to cause securities or other assets in the Self-Managed Account to be sold or redeemed to satisfy any charges, deductions or fees due from an Eligible Investor's Self-Managed Account which may be necessary or for which the assets in the Eligible Investor's Base Plan are insufficient. Such sales or redemptions are made first from the Eligible Investor's balance in the Sweep Account, if any, and then by sales or redemption of securities most recently purchased by the Eligible Investor's Self-Managed Account. The fees described below may be changed at any time upon the mutual consent of State Street and ABRA.

PROGRAM EXPENSE FEE

  A fee is paid to State Street and ABRA based upon the combined value of Program assets in the Investment Options (including the Self-Managed Account) and the Equitable Real Estate Account. In all instances, the fee is accrued daily and paid monthly. For all Investment Options other than the Self-Managed Account, the fee is paid directly from the assets of the Funds or as a deduction from amounts accruing on the Insurance Investment Contracts and the Equitable Real Estate Account. With respect to the Self-Managed Account, the program expense fee is paid from the Investment Options in accordance with the Withdrawal Sequence.

  Benefit payments under the Program generally are made by check. Within five Business Days before the check is payable, funds for the payment of benefits are transferred to a non-interest bearing account with State Street. There is no separate fee charged for benefit payments; rather, State Street retains any earnings attributable to outstanding benefit checks and this has been taken into account in setting State Street's fees under the Program.

  All fees are determined at the following annual rates:

                                VALUE OF                              RATE FOR
                             PROGRAM ASSETS                         STATE STREET
                             --------------                         ------------
     First $500 million............................................     .564%
     Next $850 million.............................................     .40
     Next $1.15 billion............................................     .25
     Next $1.5 billion.............................................     .175
     Over $4.0 billion.............................................     .15
                                VALUE OF                                RATE
                             PROGRAM ASSETS                           FOR ABRA
                             --------------                         ------------
     First $500 million............................................     .075%
     Next $850 million.............................................     .065
     Next $1.15 billion............................................     .035
     Next $1.5 billion.............................................     .025
     Over $4.0 billion.............................................     .015

TRUSTEE, MANAGEMENT AND ADMINISTRATION FEES

  A fee is paid to State Street for its management, administration and custody of the assets in the Investment Options (other than Self-Managed Accounts). This fee is accrued on a daily basis and paid monthly from the assets of the Funds or as a deduction from amounts accruing on Insurance Investment Contracts. Such trustee, management and administrative fees attributable to the Funds held by the Structured Portfolio Service are also accrued and paid from the Funds. Fees are payable at the following annual rates:

                      VALUE OF ASSETS IN BALANCED FUND,
                   VALUE EQUITY FUND, GROWTH EQUITY FUND,
                         AGGRESSIVE EQUITY FUND AND
                          INTERNATIONAL EQUITY FUND                      RATE
                   --------------------------------------                ----
     First $500 million................................................. .10 %
     Next $500 million.................................................. .075
     Over $1.0 billion.................................................. .05
                               VALUE OF ASSETS
                               IN STABLE ASSET
                                RETURN FUND*                             RATE
                               ---------------                           ----
     First $750 million................................................. .20 %
     Next $250 million.................................................. .10
     Over $1.0 billion.................................................. .075
                               VALUE OF ASSETS
                                IN BOND FUND                             RATE
                               ---------------                           ----
     First $500 million................................................. .10 %
     Next $500 million.................................................. .075
     Over $1.0 billion.................................................. .05
                               VALUE OF ASSETS
                                IN INDEX FUND                            RATE
                               ---------------                           ----
     First $50 million.................................................. .20 %
     Over $50 million................................................... .13
                               VALUE OF ASSETS
                                IN INSURANCE
                            INVESTMENT CONTRACTS*                        RATE
                            ---------------------                        ----
     First $500 million................................................. .20 %
     Next $1.0 billion.................................................. .10
     Over $1.5 billion.................................................. .075

--------
* For the purpose of determining the management fees charged to assets invested in the Stable Asset Return Fund and administrative fees charged to assets invested in Insurance Investment Contracts, the amount of the assets held in these two Investment Options is aggregated.

STRUCTURED PORTFOLIO SERVICE FEES

  Assets allocated to portfolios of the Structured Portfolio Service will be subject to an annual service fee of .10% for the first $100 million and .05% over $100 million of the aggregate assets allocated to any of the portfolios in the Structured Portfolio Service. There are no other fees directly attributable to the Structured Portfolio Service. However, the Funds in which the portfolios of the Structured Portfolio Service will be invested will bear the Program Fees and the Trustee, Management and Administrative Fees described above, as well as the Investment Advisor Fees, as applicable, described below.

  The annual service fee is charged directly to the Structured Portfolio Service as an expense thereof. The fee is accrued daily and paid monthly from the assets of the portfolios in the Structured Portfolio Service.

SELF-MANAGED ACCOUNT FEES

  Transaction fees for the purchase or sale of securities for the account of an Eligible Investor are charged in accordance with the schedule of rates communicated from time to time to Eligible Investors with Self-Managed Accounts. Additionally, assets invested through a Self-Managed Account are subject to the Program expense fee, which is currently .423%. The Program Expense Fee allocable to the Self-Managed Account will not be deducted or charged against the Self-Managed Account. Instead, the program expense fee for the Self-Managed Account will be paid from the Investment Options in accordance with the Withdrawal Sequence or paid by the Employer if so elected.

INVESTMENT ADVISOR FEE

  A fee is paid to each Investment Advisor based on the value of the assets allocated to that Investment Advisor, as set forth below. These fees are accrued on a daily basis and paid monthly from the assets of the Funds.

                             VALUE OF ASSETS IN
                       BOND FUND ALLOCATED TO PIMCO*                    RATE
                       -----------------------------                    -----
     First $25 million................................................. .50  %
     Next $25 million.................................................. .375
     Over $50 million.................................................. .25
                        VALUE OF ASSETS IN BOND FUND
                             ALLOCATED TO BGI*                          RATE
                        ----------------------------                    -----
     First $.5 million................................................. .60  %
     Next $1.5 million................................................. .40
     Next $48 million.................................................. .10
     Next $25 million.................................................. .06
     Over $75 million.................................................. .04

--------
* During the time that the assets of the Bond Fund and the International Equity Fund are invested in shares of registered investment companies, no separate investment advisory fees will be paid by the applicable Funds. Such Funds, however, will indirectly bear their proportionate share of the investment advisory fees and annual operating expenses payable by such registered investment companies. See "Intermediate Bond Fund-- Investment Advisors and Initial Investments in Registered Investment Companies," and "International Equity Fund--Investment Advisor and Initial Investment in Registered Investment Companies." In the most recent periods for which information is available, the Total Return Fund paid total asset management and administration fees of .43%, the Bond Index Fund paid total asset management and administration fees of .23% and the T. Rowe International Fund paid total asset management and administration fees of .88%. Such fees vary with the amount of assets held in such registered investment companies and as a result of changes in the underlying fee structure of such investment companies. However, Program Fees and Trustee, Management and Administrative Fees are paid during the time that the Funds are invested in such registered investment companies.

                             VALUE OF ASSETS IN
                           BALANCED FUND ALLOCATED
                             TO LINCOLN CAPITAL                          RATE
                           -----------------------                       -----
     First $20 million.................................................. .4675%
     Next $130 million.................................................. .35
     Next $350 million.................................................. .25
     Next $500 million.................................................. .20
     Over $1000 million................................................. .15
                             VALUE OF ASSETS IN
                         BALANCED FUND ALLOCATED TO
                         MILLER, ANDERSON & SHERRERD                     RATE
                         ---------------------------                     -----
     First $25 million.................................................. .60  %
     Next $25 million................................................... .40
     Next $50 million................................................... .375
     Next $100 million.................................................. .25
     Over $200 million.................................................. .20
                          VALUE OF ASSETS IN VALUE
                                 EQUITY FUND
                                ALLOCATED TO
                              SANFORD BERNSTEIN                          RATE
                          ------------------------                       -----
     First $10 million.................................................. .50  %
     Next $10 million................................................... .40
     Next $30 million................................................... .35
     Next $50 million................................................... .30
     Next $50 million................................................... .25
     Next $50 million................................................... .225
     Next $50 million................................................... .20
     Next $50 million................................................... .175
     Over $300 million.................................................. .15
                             VALUE OF ASSETS IN
                             GROWTH EQUITY FUND
                        ALLOCATED TO COLUMBUS CIRCLE                     RATE
                        ----------------------------                     -----
     First $50 million.................................................. .50  %
     Next $50 million................................................... .40
     Over $100 million.................................................. .30
                             VALUE OF ASSETS IN
                            GROWTH EQUITY  FUND
                          ALLOCATED TO RCM CAPITAL                       RATE
                          ------------------------                       -----
     First $10 million.................................................. .70  %
     Next $10 million................................................... .60
     Next $20 million................................................... .50
     Next $20 million................................................... .35
     Next $40 million................................................... .30
     Over $100 million.................................................. .25

                              VALUE OF ASSETS IN
                            GROWTH EQUITY FUND AND
                            AGGRESSIVE EQUITY FUND
                        ALLOCATED TO CAPITAL GUARDIAN                     RATE
                        -----------------------------                     -----
     First $20 million................................................... .50  %
     Next $30 million.................................................... .35
     Over $50 million.................................................... .225

                            VALUE OF ASSETS IN
                          AGGRESSIVE EQUITY FUND
                        ALLOCATED TO SIT ASSOCIATES                     RATE
                        ---------------------------                    ------
     First $10 million................................................ 1.00  %
     Next $10 million.................................................  .70
     Over $20 million.................................................  .60
                            VALUE OF ASSETS IN
                         INTERNATIONAL EQUITY FUND
                        ALLOCATED TO PRICE-FLEMING*                     RATE
                        ---------------------------                    ------
     First $20 million................................................  .75  %
     Next $30 million.................................................  .60
     Over $50 million.................................................  .50

    --------

     * See footnote on page 59

ORGANIZATIONAL EXPENSES

  Expenses initially incurred in connection with the organization of certain of the Funds, including state and federal securities law registration fees, legal and accounting fees and expenses and printing costs, totalled approximately $1,135,000. These expenses were borne equally by the initial Funds and were capitalized by each Fund and amortized over the period beginning January 1992 and ending May 1996.

  Expenses incurred in connection with the organization of the Stable Asset Return Fund, the Bond Fund, the Value Equity Fund, the Index Fund, the International Equity Fund and the Structured Portfolio Service, including state and federal securities law registration fees, legal and accounting fees and expenses and printing costs, totaled approximately $1,765,970. These expenses were allocated to the Funds based on net asset value, were capitalized by each Fund and will be amortized over the period beginning September 1995 and ending September 1998. If a Fund should terminate prior to the full amortization of its organizational expenses, the amount per Unit that will be realized by Investors upon the liquidation of the Fund will be less than the per Unit Value at the time of liquidation.

ABA RETIREMENT PLAN AND INDIVIDUALLY DESIGNED PLAN FEES

  ENROLLMENT FEE. A one time enrollment fee will be charged upon the enrollment of a Plan in the Program, a Plan's addition of a 401(k) feature or the addition of a Participant to a Plan at the following rates:

                             ABA RETIREMENT PLAN AND       INDIVIDUALLY DESIGNED
                           INDIVIDUALLY DESIGNED PLANS     PLANS FOR WHICH STATE
     ENROLLMENT AND          FOR WHICH STATE STREET           STREET DOES NOT
      401(K) FEES         MAINTAINS PARTICIPANT RECORDS MAINTAIN PARTICIPANT RECORDS
     --------------       ----------------------------- ----------------------------
Enrollment fee for Plan
 with 401(k) feature....       $50 per Participant              $25 per Plan
Enrollment fee for Plan
 without 401(k) feature.       $25 per Participant              $25 per Plan
Fee for adding 401(k)
 feature to existing
 Plan under the Program.       No charge                        No charge

  If these fees are not paid by the Employer, they will be deducted from Participant account balances in accordance with the Withdrawal Sequence.

  ANNUAL RECORD MAINTENANCE AND REPORT FEE. A record maintenance and report fee of $8 per year will be charged for each Participant in a Plan for which State Street maintains Participant records that does not have a 401(k) feature. This fee will be $16 per year for each Participant in a Plan with a 401(k) feature. This fee will be deducted quarterly from each Participant's account balance in accordance with the Withdrawal Sequence.

  RECHARACTERIZATION FEE. If contributions to an Individually Designed Plan with a 401(k) feature must be recharacterized as another type of contribution, a fee of $10 per Participant will be charged for the recharacterization and deducted from the Participant's account balance in accordance with the Withdrawal Sequence.

  TARGET BENEFIT FEE. Each Employer establishing a target benefit plan through adoption of the ABA Retirement Plan will be charged a set-up fee at the time the plan is adopted. This fee covers the initial set-up cost and the first year's payment of the administration and actuarial fee. Beginning with the second plan year, an annual administration and actuarial fee will be charged in addition to the fees and charges applicable to Plans adopted under the ABA Retirement Plan. If this fee is not paid directly by the Employer, a pro rata portion of such fee will be deducted from each Participant's account balance in accordance with the Withdrawal Sequence. Fees charged for establishing and maintaining a target benefit plan are identical to the ABA Defined Benefit Plan fees described below. Additionally, an annual record maintenance and report fee of $8 per year will be charged for each Participant in a target benefit plan, for which State Street maintains Participant records. This fee will be deducted quarterly from each Participant's account balance in accordance with the Withdrawal Sequence.

ABA DEFINED BENEFIT PLAN FEES

  INITIAL SETUP AND FIRST YEAR ADMINISTRATION AND ACTUARIAL FEE. Each Employer adopting the ABA Defined Benefit Plan for 10 or fewer Participants must pay a fee of $1,500 at the time the Plan is adopted. If the plan has from 11 to 24 Plan members, the fee is $2,500. For Plans with 25 or more Participants, State Street will establish the amount of the fee to be charged. If this fee is not paid directly by the Employer, such fee will be deducted from the Plan's assets in accordance with the Withdrawal Sequence. This fee covers the initial setup cost and the first year's payment of the administration and actuarial fee.

  ANNUAL ADMINISTRATION AND ACTUARIAL FEE. Beginning with the second Plan year, an annual administration and actuarial fee of $750 will be deducted from the assets of each Plan with 10 or fewer Participants under the ABA Defined Benefit Plan. If the Plan has from 11 to 24 Participants the annual fee is $1,250. For Plans with 25 or more Participants, State Street will establish the amount of the fee to be charged. If this fee is not paid directly by the Employer, such fee will be deducted from the Plan's assets in accordance with the Withdrawal Sequence.

MISCELLANEOUS FEES

  ANNUITY ADMINISTRATIVE FEES. If a Participant elects an annuity option, an administrative fee of $50 will be charged by State Street to obtain an annuity quote. An additional administrative fee may be charged by the insurance company providing the annuity. Such fees will be deducted from the Participant's account balance or benefit in accordance with the Withdrawal Sequence.

  PREMIUM TAXES. In certain jurisdictions, amounts used to purchase an annuity are subject to a premium tax. Such taxes depend, among other things, on a Participant's place of residence at the time distributions under the Program begin and are subject to change.

  CONVERSION FEE. An employer may be charged a one-time fee in connection with the transfer of its Plan records from its previous recordkeeper to State Street's computer system.

  SPECIAL FEES. An Employer may incur certain one-time fees in connection with the review and analysis of a prior plan conducted by or on behalf of State Street. Such fees must be paid separately at the time of the service.

FEE RECIPIENTS

  The following information with respect to fees is based on the approximate assets of the Program on December 31, 1996, which total $2,390,000,000. The total includes $635,000,000 for the Stable Asset Return Fund, $49,000,000 for the Bond Fund, $295,000,000 for the Balanced Fund, $47,000,000 for the Value Equity Fund, $752,000,000 for the Growth Equity Fund, $83,000,000 for the Index Fund, $276,000,000 for the Aggressive Equity Fund, $34,000,000 for the International Equity Fund, $199,000,000 for the Self-Managed Account, $16,000,000 for Insurance Investment Contracts, and $4,000,000 for the Equitable Real Estate Account. Of the above amounts indicated for each Fund, an aggregate of approximately $69,000,000 is invested through the portfolios of the Structured Portfolio Service. These fees vary based on the size of the Funds or, as applicable, the portfolios of the Structured Portfolio Service. State Street in its capacity as administrator of the Program and manager of the Funds would receive fees of $11,456,200 on an annual basis (exclusive of certain non-recurring fees and the Structured Portfolio Service fee). ABRA would receive fees of $1,291,500 on an annual basis in its capacity as sponsor of the Program. Assuming the allocation of the assets of the Funds among the Investment Advisors is as set forth above, the following advisory fees would have been payable: Capital Guardian -- $1,231,000; Columbus Circle -- $717,000; Lincoln Capital -- $545,000, Miller, Anderson & Sherrerd -- $552,500; RCM Capital -- $640,000; Sit Associates -- $920,000; and Sanford Bernstein -- $184,500. In addition, based on the published fee schedules of the Initial Investment Vehicles, the following anticipated Investment Advisors would have received the following fees from registered investment companies into which certain funds were invested: PIMCO -- $141,900; Price-Fleming -- $299,200; and BGI -- $36,800.

                   EMPLOYER AND PARTICIPANT RESPONSIBILITIES

EMPLOYER RESPONSIBILITIES

  The Employer has the following principal responsibilities under the Program:

  . serving as Plan Administrator;

  . making and forwarding contributions within the time periods specified by applicable law to State Street, with instructions as to the proper allocation of such contributions to Participant accounts and appropriate Investor allocation instructions;

  . securing adequate fidelity bonding, as required, for every fiduciary and every person (other than State Street personnel) who handles funds of the Plan (See "ERISA and Fiduciary Obligations");

  . maintaining personnel records necessary for Plan administration;

  . determining employees' eligibility for participation in the Plan;

  . determining eligibility for benefit distributions, including withdrawals;

  . determining Participants' eligibility for, and amount of, top-heavy contributions or benefits;

  . monitoring the Plan's operational compliance with the qualification requirements of the Internal Revenue Code;

  . distributing summary plan descriptions, summaries of material modifications and summary annual reports to all Participants and, if applicable, former Participants;

  . distributing Plan notices and forms to Participants and promptly forwarding all such completed forms to State Street;

  . distributing prospectuses regarding the Program to all Participants who are permitted to direct the investment of their account balances under the Plan;

  . distributing State Street confirmation notices and statements to the Participants, if Participants are permitted to direct the investment of their account balances under the Plan;

  . distributing notices to employees if the Individual Master Plan is adopted or amended;

  . filing a Form 5500 annual report for the Plan with the IRS, if required;

  . administering the Participant loan program, if any;

  . submitting the Plan to the IRS for a favorable determination letter, if required (See "Federal Income Tax Considerations.");

  . reviewing qualified domestic relations orders submitted by Participants or alternate payees to the Plan;

  . filing Forms 5310-A upon transfer of assets from plan to plan, if required; and

  . administering the claims procedure for the Plan.

  ABA RETIREMENT PLAN. Under the ABA Retirement Plan, the Employer is also responsible for complying with special non-discrimination rules if the Plan accepts 401(k) salary deferral contributions, voluntary after-tax contributions or employer matching contributions, determining the amount of each year's contributions, allocating such contributions to eligible Participants and determining compliance of such allocations with Internal Revenue Code section 415 requirements, and completing voluntary after-tax contribution worksheets if such contributions are received. The Employer sponsoring a target benefit plan must also provide timely and accurate information to State Street so that the actuarially required contribution for each year can be calculated. The Employer is also responsible for electing the Self-Managed Account option, if desired.

  ABA DEFINED BENEFIT PLAN. Under the ABA Defined Benefit Plan, the Employer is also responsible for providing timely and accurate information to State Street so that the actuarially required contribution for each year can be calculated and directing State Street as to the allocation of the Plan assets among Investment Options. The Employer is also responsible for electing the Self-Managed Account option, if desired.

  INDIVIDUALLY DESIGNED PLANS. An Employer that maintains an Individually Designed Plan that is a defined contribution plan has responsibilities similar to those of an Employer who has adopted the ABA Retirement Plan, and an Employer that maintains an Individually Designed Plan that is a defined benefit plan has responsibilities similar to those of an Employer who has adopted the ABA Defined Benefit Plan. These responsibilities will not be increased by adoption of the Pooled Trust and participation in the Program. Under some Individually Designed Plans, it may be the Plan trustee rather than the Employer that is responsible for the performance of the duties of the Employer under the Program. The Plan trustee is responsible for electing the Self-Managed Account option, if desired.

ASSISTANCE WITH EMPLOYER RESPONSIBILITIES

  State Street will provide the following information and other assistance to Employers with respect to the fulfillment of their responsibilities:

  . assist Employers with the completion of the Form 5500 annual report;

  . provide a summary plan description for each Individual Master Plan;

  . provide a form of summary annual report, as requested;

  . provide instructions and available financial information to assist the Employer in filing an IRS determination application;

  . monitor compliance with section 415 of the Internal Revenue Code for Individual Master Plans;

  . provide available data to an Employer to enable such Employer to monitor the compliance of its Individually Designed Plan with section 415;

  . perform 401(k) and 401(m) testing for certain Plans for which the Employer provides all relevant data; and

  . perform top heavy testing for certain Plans for which the Employer provides all relevant data.

  In all cases, State Street's assistance will be based upon the data and information provided to it by the Employer and by Equitable Life, as the prior recordkeeper. The ultimate responsibility for the proper completion of these tasks rests with the Employer. Employers are encouraged to seek individual tax advice in connection with enrollment in the Program.

PARTICIPANT RESPONSIBILITIES

  Participants are responsible for designating a beneficiary, selecting a form of benefit payment and properly completing forms relating to Plan and Program administration and forwarding them to their Employer. Under some Plans, Participants are also responsible for directing State Street as to the allocation of their accounts among the Investment Options. See "Contributions and Investment Selection."

                        PROVISIONS OF ABA MEMBERS PLANS

  The following description of the provisions of the ABA Members Plans, as well as the description of benefits and distributions under the ABA Members Plans, are intended as an overview of the terms of the ABA Members Plans. For information regarding the applicable provisions of a particular Employer's Plan, a Participant should refer to the summary plan description provided by his or her Employer. All rights of a Participant under an Individual Master Plan are governed in all respects by the detailed terms of the ABA Members Plans as adopted by his or her Employer.

PLAN ELIGIBILITY REQUIREMENTS

  Under the ABA Defined Benefit Plan and the ABA Retirement Plan, the Employer specifies the eligibility requirements for its Individual Master Plan in the participation agreement. The Employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which the employee completed 1,000 hours of service. If the Employer adopts the 401(k) arrangement as part of a profit sharing plan, no more than twelve months of service may be required for eligibility purposes.

  The Employer may also, if allowed under the participation agreement, exclude associate attorneys, employees of related employers, leased employees and certain other types of employees at the Employer's election. However, the exclusion of selected employees should only be elected if the Employer's Individual Master Plan passes the Internal Revenue Code coverage and benefits tests as implemented by regulations. A Participant may elect not to participate in the ABA Members Plans. Any such election must be made when the individual is first employed by the Employer (or, if later, when the individual first becomes eligible to participate in the Plan), and will apply for the duration of such individual's service with the Employer.

CONTRIBUTIONS AND BENEFITS

  ABA RETIREMENT PLAN. Three types of plans are available under the ABA Retirement Plan: a profit sharing plan, a defined contribution pension plan and a target benefit plan. An Employer may establish one or more of the foregoing plans by signing and completing the appropriate participation agreement or agreements. The provisions of the ABA Retirement Plan and the Employer's elections in the participation agreement determine the type, and amount, of annual contributions that may be made under each Individual Master Plan. Under a profit sharing plan, apart from Employer contributions and rollover contributions, an Employer may authorize Participants to make 401(k) salary deferral contributions and voluntary non-deductible after-tax contributions. The Employer may also make matching contributions to a profit sharing plan based on the 401(k) salary deferral and/or voluntary non-deductible after-tax contributions made by Participants. Under a defined contribution pension plan and a target benefit plan, only Employer contributions and rollover contributions may be made.

  An Employer that adopts the ABA Retirement Plan as a profit sharing plan makes contributions in discretionary amounts to be determined annually. The aggregate employer contribution to the Plan is limited to 15% of all Participants' taxable compensation for the plan year (excluding, in the case of self-employed persons, all deductible plan contributions, other than 401(k) salary deferral contributions, and one-half of self-employment (SECA) taxes paid). Any sole practitioner, partner or shareholder may elect to have his contribution reduced. However, any election to reduce or eliminate a contribution on behalf of a sole practitioner, partner or shareholder must be made when the individual is first employed by the Employer (or, if later, when the individual first becomes eligible to participate in the Plan), and will apply for the duration of such individual's service with the Employer.

  If the Employer selects a 401(k) arrangement under its profit sharing plan participation agreement, employees may make salary deferral contributions to the Plan on a pre-tax basis. Salary deferral contributions are subject to special non-discrimination rules under which the maximum amount that may be contributed by highly compensated employees is limited, depending upon the amount contributed by non-highly compensated employees. The Employer may assist its Plan in meeting these non-discrimination rules by making a special non-forfeitable 401(k) contribution. In any event, the maximum amount each employee may defer under the Plan and any other plan that includes a 401(k) arrangement is limited to $7,000 per calendar year, as adjusted for inflation, reduced by that employee's contributions to simplified employee pension (SEPs) and tax deferred (section 403(b)) annuities, and contributions deductible by the employee under a trust described under section 501(c)(18) of the Internal Revenue Code. The inflation adjusted figure for the maximum amount of salary deferral for an employee in 1997 is $9,500.

  An Employer that adopts the ABA Retirement Plan as a profit sharing plan may also permit Participants to make voluntary non-deductible after-tax contributions. Voluntary after-tax contributions are subject to special non-discrimination rules under which the maximum amount that may be contributed by highly compensated employees is limited, depending upon the amount contributed by non-highly compensated employees. In addition, the Employer may make matching contributions to a profit sharing plan which are based upon the amount of voluntary after-tax or 401(k) salary deferral contributions made by Participants. Special non-discrimination rules also apply to matching contributions and may limit the amount of matching contributions that may be made on behalf of highly compensated employees.

  For 1997, a "highly compensated" employee for purposes of the non-discrimination rules referenced above is generally (a) anyone who is an owner of 5% or more of the practice in 1997 or was an owner of 5% or more of the practice in 1996 or (b) anyone with earnings of more than $80,000 from the practice in 1996 and, if the Employer elects, who is among the highest-paid 20% of employees. The foregoing dollar figures are adjusted periodically by the IRS to reflect increases in cost of living.

  Notwithstanding the foregoing, if the Employer adopts a Savings Incentive Match Plan for Employees (a "SIMPLE 401(k) Plan") under its profit sharing plan participation agreement, the following provisions apply. A SIMPLE 401(k) Plan is not subject to the special non-discrimination rules applicable to 401(k) plans described above and is not subject to the top-heavy rules discussed below. Employees may make 401(k) salary deferral contributions to the Plan up to $6,000 per calendar year, as adjusted for inflation. The Employer is required to contribute a matching contribution up to a limit of 3% of the employee's compensation for the calendar year. Alternatively, the Employer may elect, on an annual basis, to contribute 2% of compensation for the calendar year for each eligible employee who received at least $5,000 (or such lesser amount as may be elected by the Employer) in compensation for that year. All contributions made to a SIMPLE 401(k) Plan must be non-forfeitable. In order to adopt a SIMPLE 401(k) Plan, the Employer can employ no more than 100 employees whose compensation from the employer in the preceding calendar year was at least $5,000. In general, if the Employer ceases to satisfy this requirement for two calendar years, the Employer will no longer be eligible to maintain a SIMPLE 401(k) Plan. In addition, no contributions may be made, or benefits accrued for services, on behalf of any eligible employee under any other plan or arrangement described in section 219(g) of the Internal Revenue Code during any calendar year during which the SIMPLE 401(k) Plan is maintained. In the event that the SIMPLE 401(k) Plan requirements are not met, the Plan will be treated as a profit sharing plan with a 401(k) feature in accordance with the provisions discussed above.

  An Employer that adopts the ABA Retirement Plan as a defined contribution pension plan is required to make an annual contribution for each Participant in an amount equal to the percentage of such Participant's compensation that is specified in the participation agreement.

  An Employer may choose to adopt a target benefit plan under the ABA Retirement Plan. The level of target benefit at normal retirement age for each Participant is determined by a formula selected by the Employer in the participation agreement. The Employer is required to make an annual contribution to the account of each Participant in an amount equal to the amount needed each year to accumulate a fund sufficient to pay the target benefit to such Participant at normal retirement age. This determination is made based on the Participant's age, and the interest rate and actuarial factors selected in the participation agreement. The benefit payable to the Participant upon retirement may be higher or lower than the target benefit, depending on the investment performance of the Participant's account.

  Under each type of plan, compensation in excess of statutory limits must be disregarded in making contributions. The compensation limit for 1993 was $235,840. Because of the changes to the Internal Revenue Code made by the Omnibus Budget Reconciliation Act of 1993, the compensation limit for

1994, 1995 and 1996 was $150,000 and for 1997 is $160,000. This limit will increase in future years based on increases in the cost of living, in $10,000 increments. Under each type of plan, Employer contributions may be integrated with Social Security, which means that contributions with respect to each Participant's compensation in excess of the integration level may exceed contributions made with respect to compensation below the integration level, within limits imposed by the Internal Revenue Code. If an Employer maintains more than one Plan, the Employer may only integrate one Plan.

  Generally, if an Employer's defined contribution plan is top heavy (as defined in the Internal Revenue Code), Employer contributions on behalf of non-key employees must be at least 3% of compensation or the highest percentage contributed (including salary deferrals) on behalf of key employees, if less than 3%. A "key employee" generally means (a) an owner of one of the ten largest (but more than 1/2%) interests in the practice with earnings of more than $30,000, (b) an officer of the practice with earnings of at least $62,500, (c) an owner of 5% or more of the practice, or (d) an owner of more than 1% of the practice with earnings of more than $150,000. If the Employer also maintains a defined benefit pension plan, Employer contributions in an amount as high as 7 1/2% of compensation may be required to be made on behalf of non-key employees under the defined contribution plan unless a minimum benefit is provided in the defined benefit pension plan for the non-key employees.

  For 1997, the annual contributions and forfeitures allocated to a Participant's accounts under all tax-qualified defined contribution plans of an Employer are limited to the lesser of $30,000 and 25% of the Participant's taxable compensation (excluding, in the case of self-employed persons, all deductible plan contributions, other than 401(k) salary deferral contributions, and one-half of self-employment (SECA) taxes paid). The Participant's 401(k) salary deferral contributions and voluntary after-tax contributions are taken into account for purposes of applying this limitation.

  Each Participant's account balance equals the sum of the amounts accumulated in each Investment Option. State Street will maintain separate records of each Participant's interest in each of the Investment Options attributable to Employer profit sharing contributions, 401(k) non-elective contributions, matching contributions, 401(k) salary deferral contributions and voluntary after-tax contributions. Any amounts rolled over from the plan of a previous employer will also be accounted for separately. State Street's records will reflect each Participant's degree of vesting (see below) in his account balance attributable to Employer profit sharing contributions and matching contributions. The foregoing recordkeeping will not be performed by State Street for Aggregate Recordkeeping Plans.

  Each Participant will receive an individual confirmation of each transaction pursuant to which debits and credits are made to a Participant's account (excluding the deduction of annual administrative fees, which will be reported on the quarterly statements). The Participant will also receive, on a quarterly basis, a statement showing cumulative activity for the quarter, the account balance in each Investment Option, including market value by contribution source and quarter-to-date and year-to-date contributions by source. The Participant will also receive certain special statements and communications with regard to a Self-Managed Account. These confirmation notices and statements will be sent by State Street to the Employers for distribution to the Participants.

  ABA DEFINED BENEFIT PLAN. An Employer may establish a defined benefit plan by completing and signing the appropriate participation agreement. The provisions of the ABA Defined Benefit Plan and the benefit formula designated by the Employer in the participation agreement determine the amount of the benefit which may be accrued by a Participant each year. Such a Plan is subject to the minimum funding requirements imposed by the Internal Revenue Code, and the Employer must make contributions to the Plan each year at such times and in such amounts necessary to comply with such funding requirements. The amount of the minimum funding required each year is determined on an actuarial basis. Such a Plan may also be required to be insured by the Pension Benefit Guaranty Corporation. In such case, the Employer must make premium payments to the Pension Benefit Guaranty Corporation each year on behalf of the Participants.

  The benefit formula may be integrated with Social Security. This means that benefits with respect to compensation above the integration level may be greater than benefits with respect to compensation below the integration level. Only one plan of each Employer may be integrated. In the case of top heavy plans (as defined in the Internal Revenue Code), Participants must accrue a benefit of at least 2% of compensation for each of their first ten years of service. This required top heavy minimum benefit may be greater if the Employer also adopts the ABA Retirement Plan, or otherwise maintains a defined contribution plan.

  Voluntary after-tax contributions are not accepted under the ABA Defined Benefit Plan. However, rollover contributions (including direct transfers from other qualified plans) may be made.

  The Internal Revenue Code imposes certain limits on the amount of the annual benefit that may be provided under a defined benefit plan. For 1997, each Participant's maximum annual benefit payable at the Participant's social security retirement age is limited to the lesser of $125,000 or 100% of earnings (excluding, in the case of self-employed persons, all deductible plan contributions, other than 401(k) salary deferral contributions, and one-half of self-employment (SECA) taxes paid). Earnings for this purpose means the Participant's highest average compensation for any three consecutive years of Plan participation. Compensation in excess of statutory limits is disregarded for all Plan purposes. The compensation limit for 1997 is $160,000. This limit will increase in future years based on increases in the cost of living, in $10,000 increments. The maximum benefit is reduced on a pro rata basis if the Participant has fewer than 10 years of participation (where the $125,000 limit applies) or 10 years of service (where the 100% limit applies). This maximum benefit is further reduced for retirement prior to a Participant's social security retirement age (or, in the case of a tax-exempt Employer, age 62), and is increased for retirement after a Participant's social security retirement age (or, in the case of a tax-exempt Employer, age 65).

  State Street will maintain records of the Plan's interest in each of the Investment Options. State Street will also maintain separate accounts for each Participant reflecting amounts rolled over from a defined contribution plan or from the plan of a previous employer. The Employer will receive a confirmation of each transaction pursuant to which debits and credits are made to the Plan's account (excluding the deduction of the annual administration and actuarial fees), as well as a quarterly statement showing the amount of assets of the Plan in each Investment Option, unless the Employer elects to have such statements sent only annually. The Employer will also receive certain special statements and communications with regard to its Self-Managed Account, if any.

VESTING

  Vesting refers to the non-forfeitable portion of a Participant's accrued benefit under the ABA Defined Benefit Plan or of the Participant's account balance attributable to Employer contributions and matching contributions under the ABA Retirement Plan. The Participant's account balance attributable to 401(k) salary deferral contributions, qualified non-elective contributions, qualified matching contributions, voluntary after-tax contributions and rollover contributions is non-forfeitable at all times.

  A Participant will become fully vested in all benefits if still employed by the Employer at death, disability, attainment of normal retirement age or to the extent funded upon termination of the Plan. If the Participant terminates employment before that time, any benefits that have not yet become vested under the Plan's vesting schedule will be forfeited. The normal retirement age is 65 under the ABA Retirement Plan and may be 65 with up to 5 years of participation under the ABA Defined Benefit Plan.

  A Participant's benefits must vest in accordance with the schedule elected by the Employer in its participation agreement, which schedule may be any of the schedules below, or a schedule at least as favorable as one below:

                        SCHEDULE A VESTED SCHEDULE B VESTED SCHEDULE C VESTED
     YEARS OF SERVICE      PERCENTAGE        PERCENTAGE        PERCENTAGE
     ----------------   ----------------- ----------------- -----------------
       1                         0%                0%                0%
       2                       100                20                 0
       3                       100                40               100
       4                       100                60               100
       5                       100                80               100
       6                       100               100               100

  If the Plan requires more than one year of service for participation, it must use Schedule A or one at least as favorable to Participants.

               BENEFITS AND DISTRIBUTIONS FROM ABA MEMBERS PLANS

RETIREMENT, DISABILITY AND TERMINATION OF EMPLOYMENT

  Under either ABA Members Plan, Participants are eligible for benefits upon retirement or disability, or upon termination of employment with a vested benefit. In addition, Participants in a profit sharing plan established under the ABA Members Retirement Plan are eligible (a) to receive a distribution of their vested matching and employer contributions, and earnings thereon, upon reaching age 59 1/2 unless an earlier age (not less than 55) has been elected by the Employer in its participation agreement and (b) to receive a distribution of their 401(k) salary deferral contributions and 401(k) qualified employer contributions, and earnings thereon, upon reaching age 59 1/2. Participants are eligible to receive a distribution of their after-tax contributions and their rollover contributions at any time. Participants in a defined contribution pension plan or target benefit plan under the ABA Members Retirement Plan who continue employment beyond age 65 are eligible to begin receiving their benefits at any time after age 65 (or such earlier age designated by the Employer in its defined contribution pension plan participation agreement as the Plan's normal retirement age). If the value of the Participant's vested benefit is $3,500 or less, the Employer must direct State Street to make a lump sum distribution to the Participant within a reasonable time after termination of employment. If the value of the Participant's vested benefit is more than $3,500, the Participant may request distribution of vested benefits by filing a benefits election form with the Employer. If the Participant does not request distribution at that time, the Participant's benefits will remain in the Investment Options until the Participant elects to take distribution. If a Participant fails to otherwise elect, payment of the Participant's benefit will automatically commence no later than 60 days after the end of the plan year in which the Participant attains normal retirement age, the Participant terminates employment or the 10th anniversary of the date the Participant commenced participation in the Plan, whichever is later. Prior to distribution, assets in the Program may be transferred among the Investment Options, subject to the restrictions that normally apply to each Investment Option. Special restrictions apply to a Participant's ability to receive distributions from the Equitable Real Estate Account. See "Equitable Real Estate Account."

  For years beginning after December 31, 1996, Participants must generally begin to receive benefits on the later of April 1 of the year after (i) the calendar year in which they reach age 70 1/2 or (ii) the calendar year in which they retire. This rule does not apply to Participants (other than a more than 10% partner or a sole proprietorship in an unincorporated practice) who have filed a special contrary election with their Employer prior to January 1, 1984. Notwithstanding the foregoing, a 5% owner must begin to receive benenfits no later than April 1 of the year after the calendar year in which they reach age 70 1/2.

  For a general explanation of the federal income tax treatment of benefit distributions see "Federal Income Tax Considerations."

  If the value of the Participant's vested benefit is more than $3,500, the normal form of distribution is a Qualified Joint and Survivor Annuity (as described below) in the case of a married Participant, and a Life Annuity (as described below) in the case of a single Participant. In either case, the Participant may, within 90 days before his annuity starting date, select one or more of the following forms of distribution in lieu of the normal form. If a married Participant selects a form other than the Qualified Joint and Survivor Annuity, the Participant's spouse must consent in writing to such selection. See "--Spousal Consent Requirements." Notwithstanding the foregoing, an Employer that adopts the ABA Retirement Plan as a profit sharing plan or SIMPLE 401(k) Plan may elect in the participation agreement not to have annuity forms of payment under the Individual Master Plan. A Participant eligible to receive a distribution in excess of $3,500 from such a profit sharing plan may request a lump sum payment or periodic installment payments but may not elect an annuity form of payment.

  QUALIFIED JOINT AND SURVIVOR ANNUITY. This benefit option consists of an annuity providing monthly payments for the duration of a Participant's life and, after the Participant's death, for the Participant's surviving spouse's life. Effective January 1, 1993, a Participant may elect that the surviving annuity payable be 50% of the amount of annuity payable during the life of the Participant. Payments will cease after the Participant and the Participant's spouse die, even if the Participant has received only one payment. The law requires that if the value of a married Participant's vested benefits exceeds $3,500, the Participant must receive a Qualified Joint and Survivor Annuity unless the Participant's spouse consents in writing to a contrary election. Those requirements do not apply, however, in the case of a profit sharing plan or SIMPLE 401(k) Plan that does not provide for annuity forms of payment, as described above. See "--Spousal Consent Requirements" below for an explanation of the procedures for electing not to receive a Qualified Joint and Survivor Annuity.

  LIFE ANNUITY. This benefit option consists of an annuity providing equal monthly payments for the Participant's life. Payments will cease upon the Participant's death, regardless of the number of payments received by the Participant.

  LUMP SUM PAYMENT. This benefit option consists of a single payment of all or part of a Participant's vested benefits. A Participant who elects to receive a lump sum payment of only part of such Participant's balance must elect to receive at least $1,000. If a Participant has more than one Insurance Investment Contract, amounts held in the Participant's most recently purchased Insurance Investment Contract will first be used to make payment. If a Participant's vested benefit is $3,500 or less, the Participant will automatically receive a lump sum payment of the entire amount.

  PERIODIC INSTALLMENTS. This benefit option consists of monthly, quarterly, semi-annual or annual payments over a period of at least three years. A Participant may choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout which provides level payments over a variable period of time. During the installment period, a Participant's remaining account balance will be invested in whatever Investment Options the Participant designates. Each payment will be drawn pro rata from all the Investment Options that the Participant has selected. If a Participant has more than one Insurance Investment Contract, amounts held in the Participant's most recently purchased Insurance Investment Contract will first be used to make installment payments. If a Participant dies before receiving all the installments, the remaining payments will be made to the Participant's beneficiary. Except in the case of Participant accounts transferred from certain defined contribution plans, this periodic installment benefit option is not available for Plans under the ABA Defined Benefit Plan or Individually Designed Plans.

  LIFE ANNUITY-PERIOD CERTAIN. This benefit option consists of an annuity providing monthly payments for the Participant's life, or if longer, a specified period of time. If the Participant dies before the end of that specified period, payments will continue to the Participant's beneficiary until the end of the period. Subject to certain limitations, a Participant may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

  JOINT AND SURVIVOR ANNUITY. This benefit option consists of an annuity providing monthly payments for the Participant's life and that of the Participant's beneficiary if the beneficiary survives the Participant. The Participant may specify the percentage of the annuity payment to be made to the Participant's beneficiary. Subject to certain legal limitations, that percentage may be 50% or 100%.

  JOINT AND SURVIVOR ANNUITY-PERIOD CERTAIN. This benefit option consists of an annuity providing monthly payments for the Participant's life and that of the Participant's surviving beneficiary or, if longer, a specified period of time. If the Participant and the Participant's beneficiary both die before the end of the specified period, payments will continue to the Participant's contingent beneficiary until the end of the period. Subject to legal limitations, the Participant may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage (either 50% or 100%) of the annuity payment to be made to the Participant's surviving beneficiary. The longer the specified period, the smaller the monthly payments will be.

  CASH REFUND ANNUITY. This benefit option consists of an annuity providing equal monthly payments for the Participant's life with a guarantee that the sum of those payments will be at least equal to the portion of the Participant's vested benefits used to purchase the annuity. If upon the Participant's death, the sum of the monthly payments to the Participant is less than that amount, the Participant's beneficiary will receive a lump sum payment of the remaining guaranteed amount. Except in the case of Participant accounts transferred from certain defined contribution plans, cash refund annuities are not available under the ABA Defined Benefit Plan.

  IN-KIND DISTRIBUTIONS. If a Participant has allocated assets to a Self-Managed Account, the Participant may be able to elect to receive an in-kind distribution of securities in the Self-Managed Account upon retirement, death, disability or termination of employment. In-kind distributions are subject to administrative rules and procedures established by State Street from time to time. In-kind distributions are not available under ABA Defined Benefit Plan, other than upon withdrawal of such Plan from the Program. In-kind distributions from an Eligible Investor's Self-Managed Account relating to an Individually Designed Plan are governed by the terms of the individual plan document.

  Under a Qualified Joint and Survivor Annuity or Cash Refund Annuity, the amount of the monthly payment is fixed at retirement and remains level throughout the distribution period. In the case of the ABA Retirement Plan, and the prior plan accounts under the ABA Defined Benefit Plan the Participant may select either fixed or variable payments under the Life Annuity, Life Annuity-Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity-Period Certain. If a variable annuity is selected, the monthly payments may vary with the investment performance of the insurance company annuity product.

  Under any form of annuity payment that involves payment of a survivor annuity (other than to the Participant's spouse under the Qualified Joint and Survivor Annuity), the term "beneficiary" refers to the joint annuitant specified by the Participant rather than to the person or persons named by the Participant in the beneficiary designation form.

  In order for a Participant to begin receiving benefits under an ABA Members Plan, the Participant must complete and submit to his Employer a properly completed Benefit Request Form, which the Employer must then forward to State Street. Distributions will generally be paid as soon as practicable after State Street receives properly completed forms. In the event that a Participant elects payment in the form of in-kind distributions from a Participant's Self-Managed Account, payment may be delayed to permit State Street to arrange for such distributions. Similarly, if a Participant elects a form of annuity distribution, commencement of benefit payments may be delayed in order for State Street to arrange for the purchase of an annuity from an insurance company. Annuity payments will be paid by the insurance company directly to the Participant.

  State Street will purchase annuities from insurance companies at commercially available rates. In addition to the rates offered by the insurance companies and the rating of such insurance companies, State Street may consider such other factors as it deems relevant in the exercise of its fiduciary duty in the purchase of such annuities. The amount of payments depends on the form of annuity selected, the Participant's age, the age of the Participant's beneficiary if the Participant selects a joint and survivor annuity, and the guarantee feature, if any.

  The minimum amount that may be used to purchase any type of annuity is $3,501. State Street will charge a fee of $50 against the Investor's account balance in accordance with the Withdrawal Sequence for providing annuity quotes. An insurance company may charge an annuity administrative fee, which will be deducted by the insurance company from the amount used to purchase the annuity.

  Once State Street has applied the Participant's interest in the Plan towards the purchase of an annuity from an insurance company, the Participant ceases to be covered by the ABA Members Trusts and the Participant must look to the insurance company for benefit payments. An annuity is a general obligation of an insurance company. Therefore the financial risk associated with a Participant's interest in an annuity will depend on the ongoing financial condition of the issuing insurance company.

  State Street uses the value of the Participant's vested benefits as of the end of the regular trading session of the New York Stock Exchange on the day payment is due to determine the amount of benefits the Participant is to receive. State Street will not, therefore, begin processing the Participant's check until the following Business Day. Participants should expect their check to be mailed within five Business Days after processing begins (longer in the case of a first annuity payment or certain in-kind distributions).

  Distributions under a qualified retirement plan such as those under the Program are subject to extremely complicated legal requirements. When a Participant is ready to retire, the Participant should discuss the available payment options with the Participant's Employer and tax advisor.

DEATH BENEFITS

  If a Participant dies after benefits have commenced, the Participant's spouse or other designated beneficiary can continue to receive benefits based on the payment option selected by the Participant if such payment option provides for survivor benefits. If a Participant dies before benefits have commenced, the terms of the ABA Retirement Plan and the ABA Defined Benefit Plan differ in certain respects, as described below. State Street's customer service representatives can provide information regarding these and other requirements affecting death benefits by phone at (800) 348-2272.

  ABA RETIREMENT PLAN. Under the ABA Retirement Plan, if the Participant dies before benefits have commenced and the Participant is married at the date of his or her death, then the Participant's entire account balance will be used to provide the Participant's surviving spouse with a pre-retirement survivor annuity. Effective January 1, 1993, however, a Participant may elect that only 50% of the Participant's account balance be used to provide a pre-retirement survivor annuity for his or her surviving spouse, and that the remaining 50% of the Participant's account balance be paid to the Participant's designated beneficiary. The pre-retirement survivor annuity is paid in the form of a life annuity providing monthly payments for the life of the Participant's surviving spouse. The spouse generally may elect to receive such survivor benefit in one of the optional forms of benefit available under the Plan in lieu of a life annuity. However, effective January 1, 1993, the Participant may elect not to permit his or her spouse to make this election (of an alternative form of benefit payment) after the Participant's death.

  The requirement to provide all or a portion of a Participant's account balance to the Participant's surviving spouse in the form of a pre-retirement survivor annuity does not apply if the Employer has elected not to have the annuity forms of payment under its Individual Master Plan. In this case, the Participant's account balance will be payable to the Participant's surviving spouse as the Participant's sole beneficiary in the form of a lump sum payment, or any other option form of benefit available under the Plan as elected by such surviving spouse.

  A married Participant has the right to have his or her spouse waive the right to receive a death benefit in the event of the Participant's death, and designate another beneficiary to receive the Participant's entire account balance. To designate a beneficiary or to change an earlier designation, a Participant's employer must send State Street a beneficiary designation form. A Participant's spouse must consent in writing to a designation of any non-spouse beneficiary. See "--Spousal Consent Requirements." The marriage of a Participant is deemed to revoke a prior beneficiary designation, and a Participant's divorce is deemed to revoke the divorced spouse as the beneficiary designated under the Plan. If no valid beneficiary designation is on file with State Street on the date of the Participant's death, the Participant's account balance will be paid to the Participant's spouse, or if the Participant is not married, to the first surviving class of (a) the Participant's children per stirpes, (b) the Participant's parents and (c) the Participant's siblings per stirpes. If none of them survive the Participant, the Participant's accrued benefit will be paid to the Participant's estate.

  The law requires benefits to be completely distributed by the end of the calendar year which contains the fifth anniversary of the Participant's death unless the Participant's account balance is paid to the Participant's spouse in the form of an annuity or installments over a period not exceeding the spouse's life expectancy and commencing no later than the end of the calendar year in which the Participant would have attained age 70 1/2, or in the case of a non-spouse beneficiary, is paid over a period not exceeding the non-spouse beneficiary's life expectancy and commencing before the end of the calendar year following the year in which the Participant died.

  Under the ABA Retirement Plan, on the Business Day State Street receives proof of a Participant's death, State Street will automatically transfer a Participant's account balance in the Funds or the portfolios of the Structured Portfolio Service to the Stable Asset Return Fund or such other Fund as is designated by the Employer in the participation agreement. See "Stable Asset Return Fund." Any amounts held for the Participant in Insurance Investment Contracts are transferred upon maturity to the Stable Asset Return Fund or such other Fund as is designated by the Employer in the participation agreement. All such amounts are held in such Fund until the Participant's beneficiary requests a distribution or transfer. However, a Participant may elect, by providing State Street with written notice, that these automatic transfers to the Stable Asset Return Fund or such other Fund designated by the Employer in the participation agreement not take place upon the Participant's death. If the Participant so elects, upon the Participant's death all amounts in the Participant's account balance will remain allocated to the Investment Options to which they were allocated on the date of the Participant's death. After the Participant's death, the Participant's beneficiary will have the right to direct the investment of the Participant's account balance by providing State Street with written instructions along with the proof of death.

  ABA DEFINED BENEFIT PLAN. Under the ABA Defined Benefit Plan, if the Participant dies before benefits have commenced, and the Participant is married on the date of his or her death, then the Participant's surviving spouse will be eligible to receive a pre-retirement survivor annuity. This survivor annuity is a life annuity providing monthly payments for the surviving spouse's lifetime in the amount equal to the greater of (i) the amount which would have been payable had the Participant retired at the date of his or her death (or if the Participant had not attained his or her earliest retirement age under the Plan as of such date, as if the Participant terminated employment and survived until such earliest retirement age), elected to receive payment of his or her benefit in the form of a Qualified Joint and Survivor Annuity, and died immediately thereafter, or (ii) the actuarial equivalent of the Participant's entire accrued benefit. The Participant's surviving spouse may elect to receive this survivor benefit in one of the optional forms of benefit provided under the Plan in lieu of a life annuity, and may elect to defer the commencement of payment of such benefit to a later date, but in no event later than the end of the calendar year in which the Participant would have attained age 70 1/2. A married Participant and his or her spouse can waive this pre-retirement survivor annuity, and designate another beneficiary to receive such benefit. To designate a beneficiary or to change an earlier designation, a Participant's employer must send State Street a beneficiary designation form. A Participant's spouse must consent in writing to a designation of any non-spouse beneficiary. See "--Spousal Consent Requirements."

  If a Participant dies before benefits have commenced, and the Participant is not married on such date or his or her spouse has waived the right of his or her spouse to receive a pre-retirement survivor annuity, payment of the Participant's accrued benefit under the Plan will be paid to the Participant's designated beneficiary. Such beneficiary may elect to receive the actuarial equivalent of such benefit in the form of a lump sum, or some other optional form of benefit available under the Plan. If paid in the form of a lump sum, payment of such benefit must be made no later than the end of calendar year which contains the fifth anniversary of the Participant's death. Alternatively, such benefit may be made in the form of an annuity commencing no later than the end of the calendar year following the year in which the Participant died. If no valid beneficiary designation is on file with State Street on the date of the Participant's death, the Participant's accrued benefit will be paid to the Participant's spouse, or if the Participant is not married, to the first surviving class of (a) the Participant's children per stirpes, (b) the Participant's parents and (c) the Participant's siblings per stirpes. If none of them survive the Participant, the Participant's accrued benefit will be paid to the Participant's estate.

  The Employer is responsible for ensuring that the ABA Defined Benefit Plan has sufficient cash available under the Plan to pay a Participant's death benefits. State Street accepts no responsibility for such matters.

SPOUSAL CONSENT REQUIREMENTS

  If the Employer has adopted the ABA Defined Benefit Plan or has adopted the ABA Retirement Plan and has elected not to have the annuity forms of payments under its Plan, a Participant may designate a non-spouse beneficiary any time after the earlier of the first day of the plan year in which the Participant attains age 35 or the date on which the Participant separates from service with the Participant's Employer. If the Participant designates a beneficiary other than the Participant's spouse prior to the last day of the plan year preceding the plan year in which the Participant reaches age 35, the Participant's spouse must consent to the designation and, upon the Participant's reaching age 35, must again give his or her consent or the designation will lapse. A Participant may elect a benefit (or make a withdrawal) in a form other than a Qualified Joint and Survivor Annuity within the 90-day period before the Participant's annuity starting date. In order to elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, the Participant's spouse must consent to the Participant's election in writing. To consent, the Participant's spouse must sign the appropriate line on the Participant's election of benefits or beneficiary designation form. The Participant's spouse's signature must be witnessed by a notary public or plan representative.

  A Participant may revoke such election and elect a Qualified Joint and Survivor Annuity or designate the Participant's spouse as beneficiary simply by filing the appropriate form. The Participant's spouse's consent is not required for this revocation.

  It is also possible for a Participant's spouse to sign a blanket consent form. By signing this form, the Participant's spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives the Participant the right to name any beneficiary or, if applicable, any form of distribution the Participant wants. Once the Participant files such a form, the Participant may change the election whenever the Participant wants, even without spousal consent.

  If the Employer has elected not to have the annuity forms of payment under its Plan, the Participant's spouse must be Participant's sole primary beneficiary unless the spouse has consented (in the manner described above for Plans with annuity forms of payment) to any primary beneficiary other than the spouse. This can occur at any time, regardless of the Participant's age.

IN-SERVICE WITHDRAWALS AND LOANS

  VOLUNTARY AFTER-TAX CONTRIBUTIONS. Participants in a profit sharing plan established under the ABA Retirement Plan may withdraw their voluntary after-tax contributions and earnings thereon at

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

any age without proof of hardship, subject to any withdrawal restrictions applicable to the Investment Options. Each withdrawal must be of at least $300 (or if less, the Participant's entire account balance attributable to voluntary after-tax contributions).

  ROLLOVER CONTRIBUTIONS. Participants in a plan established under the ABA Retirement Plan may withdraw their rollover contributions and earnings thereon at any age without proof of hardship, subject to any withdrawal restrictions applicable to the Investment Options. Each withdrawal must be of at least $300 (or, if less, the Participant's entire account balance attributable to rollover contributions).

  401(K) SALARY DEFERRAL CONTRIBUTIONS. Participants in a 401(k) plan established under the ABA Retirement Plan are eligible to withdraw their 401(k) salary deferral account contributions, 401(k) employer account contributions and earnings accrued thereon, subject to any withdrawal restrictions applicable to the Investment Options. Such withdrawal will be permitted by the Employer only if the Participant has attained age 59 1/2 or (if so elected by the Employer in its participation agreement with respect to 401(k) salary deferral account contributions) the Employee can demonstrate that he has a financial hardship which cannot be met from other reasonably available resources. Under current Internal Revenue Service regulations, financial hardship will be deemed to exist with respect to:

  . medical expenses for the Participant, the Participant's spouse or dependents;

  . the purchase of the principal residence for the Participant;

  . the payment of tuition, room and board and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse or dependents; or

  . the need to prevent an eviction from, or mortgage foreclosure on, the Participant's principal residence.

  Even after a Participant has demonstrated to the Employer that he has an immediate and heavy financial need, the Employer may only permit a hardship distribution in an amount not in excess of the Participant's financial need (plus amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) if the Participant has obtained all distributions and nontaxable loans available under all plans maintained by the Employer and if the Participant suspends all salary deferral contributions and voluntary after-tax contributions to all plans maintained by the Employer for twelve months (including nonqualified deferred compensation, stock purchase and stock option plans).

  EMPLOYER CONTRIBUTIONS (OTHER THAN QUALIFIED NON-ELECTIVE AND QUALIFIED MATCHING CONTRIBUTIONS) AND ROLLOVER CONTRIBUTIONS. Participants in a profit sharing plan established under the ABA Retirement Plan who are fully vested may be eligible to withdraw their employer, matching and rollover contributions, and earnings thereon, subject to any withdrawal restrictions applicable to the Investment Options. Such a withdrawal will be permitted by the Employer only if the Participant has attained such age specified by Employer in the participation agreement (not earlier than age 55 and not later than age 59 1/2) or can demonstrate that he has a financial hardship (as defined above), the Participant has withdrawn the full available amount of his voluntary after-tax contribution, and the Employer has elected this hardship withdrawal option under its participation agreement.

  No in-service withdrawals are permitted from an ABA Defined Benefit Plan.

  LOANS. Under the ABA Retirement Plan, a Participant may borrow a portion of his vested account balance if the Employer has elected the loan option under its participation agreement. Each Participant is limited to two loans per plan year and is not eligible for additional loans if such Participant already has five or more loans outstanding. The granting of loans to Participants is administered by the Employer and may be subject to additional restrictions and limitations set forth in the ABA Retirement Plan. The total amount of outstanding loans (plus accrued interest) to a

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

Participant may not exceed the lesser of (a) $50,000 (reduced by the highest outstanding loan balance during the twelve (12) months ending on the day before the loan is made), or (b) fifty percent (50%) of the vested interest of the Participant's accounts. The minimum amount a Participant may borrow is $1,000. Each loan must be evidenced by a promissory note and secured by fifty percent (50%) of a Participant's vested interest in the Plan. Each loan must be made at a reasonable rate of interest and repaid within five (5) years unless the loan is used to acquire the Participant's personal residence. Whenever a Participant becomes entitled to benefits from the Plan because he retires, becomes disabled, dies or terminates employment, the Employer will direct the Trustee to apply the amount of the distribution to pay off the outstanding loan (and accrued interest), whether or not then due, before distributing the balance, if any, to the Participant. Pursuant to IRS rules, sole proprietors, more than 10% partners and shareholder-employees of an S corporation who own more than 5% of the practice may not receive a loan (or continue to hold an outstanding loan) from the Plan without first obtaining a prohibited transaction exemption from the Department of Labor.

  The amount of an in-service withdrawal or loan will be drawn from the Investment Options selected by the Participant. In-service withdrawals and loans are restricted from Insurance Investment Contracts and the Equitable Real Estate Account.

  No in-service withdrawals or loans are permitted unless the Participant has obtained the requisite spousal consent. Notwithstanding the foregoing, spousal consent requirements are not applicable with respect to an Employer that adopts the ABA Retirement Plan as a profit sharing plan and elects in the participation agreement not to have annuity forms of payment. See "--Spousal Consent Requirements." State Street will process an in-service withdrawal or loan only upon receipt of specific written instructions from the Employer.

          BENEFITS AND DISTRIBUTIONS FROM INDIVIDUALLY DESIGNED PLANS

  The foregoing discussion regarding eligibility, contributions and benefits, vesting and time and form of benefit distributions apply only to the ABA Members Plans. The terms and provisions of an Individually Designed Plan are governed by the terms of such Plan, which may vary significantly from the foregoing description. Participants in Individually Designed Plans should address questions regarding such Plans to their Employer.

  For a Participant to receive a distribution of benefits under an Individually Designed Plan, the Participant's Employer must send State Street a request for disbursement form. State Street will send single sum payments to the trustee of an Individually Designed Plan as of the close of business on the Business Day State Street receives a properly completed form. If the Participant wishes to receive annuity payments, the trustee of the Individually Designed Plan may purchase an annuity contract through the Program. Commencement of payments may be delayed in order for State Street to arrange for the purchase of an annuity from an insurance company. Annuity payments will be paid by the insurance company directly to the Participant.

  Throughout this Prospectus, reference is made to the requirement that all allocation instructions and benefit payment forms must be submitted by the Employer to State Street. In the case of Individually Designed Plans, State Street may accept such forms and instructions directly from the Trustee of such Plan in accordance with procedures established by State Street.

                        ERISA AND FIDUCIARY OBLIGATIONS

  Each Employer's plan and trust, as well as the Master Trust, the Pooled Trust and the Collective Trust, are subject to the requirements of ERISA, and the underlying assets are considered ERISA plan assets. The obligations imposed by ERISA apply to those persons who have discretionary authority or control regarding the management or administration of ERISA plan assets. Accordingly, each Employer, each trustee of an Individually Designed Plan, State Street, as trustee of the ABA Members Trusts and the Collective Trust, ABRA and each Investment Advisor will be considered ERISA fiduciaries to the extent that they exercise any discretionary authority or control over plan assets.

  Fiduciaries must manage ERISA plan assets consistent with the fiduciary requirements set forth in Part 4 of Title I of ERISA, including the requirement that (a) the investments satisfy the diversification standard for a plan set forth in section 404(a) of ERISA, (b) the investments be prudent and be in the best interests of a plan and its members and beneficiaries, (c) the investment be permissible under the terms of the underlying plan and trust documents, and
(d) the plan not engage in a transaction described in section 406 of ERISA (commonly referred to as a "prohibited transaction"), unless an exemption applies. Therefore, each Employer must determine that the Investment Options meet the applicable fiduciary requirements of ERISA.

  In determining whether an investment is prudent for purposes of ERISA, the appropriate fiduciary for each plan who makes investment decisions should consider all facts and circumstances, including, without limitation, whether the investment provides sufficient liquidity in light of the foreseeable needs of the plan, and whether the investment is reasonably designed, as part of the plan assets with respect to which the fiduciary has investment duties, to further the purposes of the plan, taking into consideration the risk of loss and the opportunity for gain or other return associated with the investment. The assets of the Collective Trust and the Funds will be invested in accordance with the investment policies and objectives expressed herein and each Self-Managed Account will be invested in accordance with the investment directions of the respective Participant, Employer or Plan trustee. None of State Street, ABRA and the Investment Advisors has any responsibility for developing any overall investment strategy of any Plan. In addition, under ERISA, no plan fiduciary is liable for any loss which results from the individual investment election of a Participant or beneficiary to the extent that a plan and a particular transaction complies with section 404(c) of ERISA and the Department of Labor regulations thereunder.

  As a fiduciary, State Street must manage the assets of the Collective Trust consistent with the applicable fiduciary requirements of ERISA, including the prudent man requirement, the exclusive benefit requirement and the prohibited transaction rules. With respect to the prohibited transaction rules, State Street intends to rely on several prohibited transaction class exemptions. In addition, it is contemplated that State Street and the Investment Advisors will each meet the requirements of a "qualified professional asset manager" as defined in Prohibited Transaction Class Exemption 84-14, issued by the Department of Labor.

  BONDING. As a fiduciary, each Employer must secure adequate bonding as required by section 412 of ERISA for every fiduciary of the Plan and for every person (other than for State Street personnel) who handles funds or property of the Plan (a "Plan official"). The bond must protect the Plan against loss due to acts of fraud or dishonesty by Plan officials. The amount of the bond is determined at the beginning of each Plan year, and must be at least 10% of the amount of the funds handled. The amount must, however, be at least $1,000, and generally is not required to be more than $500,000.

ERISA SECTION 404(C)

  IN GENERAL. The ABA Retirement Plan is intended to be a plan described in section 404(c) of ERISA and the Department of Labor regulations thereunder. Each adopting Employer intends, by adopting the ABA Retirement Plan, to have section 404(c) of ERISA apply to the plan as so adopted. Under section 404(c) of ERISA, a Participant (or beneficiary) who exercises control over assets in his or her plan account generally is not deemed to be a plan fiduciary, and persons who are otherwise plan fiduciaries, including the adopting Employer, ABRA and State Street may be relieved of ERISA fiduciary liability for any loss which are the direct and necessary result of investment instructions given by the Participant (or beneficiary). However, such relief may not be available for investments made pursuant to the default provisions applicable to cases where a Participant (or beneficiary) has not made an investment election.

  The Department of Labor regulations under section 404(c) of ERISA describe the standards for determining whether a plan, and a particular transaction, is afforded this relief. The regulations define an "ERISA Section 404(c) plan" as an individual account plan, such as the ABA Retirement Plan, that (i) provides participants (or beneficiaries) an opportunity to exercise control over assets in their individual plan accounts, and (ii) provides participants (or beneficiaries) an opportunity to choose, from a broad range of investment alternatives, the manner in which some or all of the assets in their accounts are invested. Set forth below is a summary of the manner in which the ABA Retirement Plan satisfies the requirement of the regulations.

  OPPORTUNITY TO EXERCISE CONTROL. The ABA Retirement Plan provides Participants (or beneficiaries) an opportunity to give investment instructions to a fiduciary designated by the Employer, which is State Street unless the Employer designates another fiduciary for this purpose. Participants (or beneficiaries) also are provided (or have the opportunity to obtain) certain information intended to enable them to make informed decisions as to available investment alternatives. This information includes: (i) identification and description of the investment options available under the plan, including a general description of the investment objectives and risk and return characteristics of each option; (ii) identification of any investment managers designated by the Employer; (iii) a description of plan procedures under which Participants may give investment instructions, including limitations on frequency or number of directions; (iv) identification of certain transaction fees and expenses which are charged to a Participant's account; (v) copies of prospectuses with respect to any mutual fund where a Participant's account has no previous investment in such option; and (vi) copies of certain materials (such as voting forms and proxy information) necessary for a Participant to exercise pass-through voting, tender and similar rights.

  Upon request, certain additional information must be provided to Participants by the Plan fiduciary designated by the Employer (or person or persons designated by the Plan fiduciary to act on its behalf), and the Employer must identify the name, address and phone number of such person or persons. For an Employer which has not designated a fiduciary other than State Street for this purpose, requests should be made to State Street Bank and Trust Company, ABRA Program Services, P.O. Box 9109, Boston, MA 02209-9109 or by calling the ABRA Customer Service Line at State Street at (800) 348-2272. This information includes: (i) a description of the annual operating expenses of each Investment Option, such as investment management fees, administrative fees and transaction costs, which may reduce a Participant's account, and the aggregate amount of such expenses expressed as a percentage of net assets of the Investment Option;
(ii) copies of prospectuses, financial statements and reports and other materials relating to Investment Options; (iii) a list of the underlying assets of an Investment Option that holds "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101), and the value of each such asset (or the proportion of the investment alternative which it comprises), and with respect to certain fixed rate investment contracts, the name of the issuer of the contract and the contract term and rate of return; (iv) information concerning the value of shares or units in available Investment Options, including their past and current investment performance; and (v) information concerning the value of shares or units in investment options held in a Participant's account.

  The Department of Labor regulations permit fiduciaries to decline to implement a Participant's investment instructions under certain circumstances, for example, if the result would be a transaction prohibited under ERISA or the Internal Revenue Code, or would generate taxable income to the plan. State Street, as plan trustee, may, therefore, decline to follow the investment instructions of a

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

Participant under certain circumstances. It is generally not anticipated, however, that the exercise of investment elections allowed under the ABA Retirement Plan, including Self-Managed Accounts, would result in such circumstances.

  RANGE OF INVESTMENT ALTERNATIVES. The Department of Labor regulations require a plan to offer at least three "core" investment alternatives which (i) are diversified as to type of investment; (ii) have materially different risk and return characteristics; (iii) in the aggregate enable a Participant to achieve an investment portfolio with appropriate aggregate risk and return characteristics; and (iv) tend to minimize through diversification the overall risk to Participants' portfolios. The Stable Asset Return Fund, the Bond Fund, the Balanced Fund, the Value Equity Fund, the Growth Equity Fund, the Index Fund, the Aggressive Equity Fund and the International Equity Fund are intended to constitute "core" investment options. See "Stable Asset Return Fund," "Intermediate Bond Fund," "Balanced Fund," "Value Equity Fund," "Growth Equity Fund," "Index Equity Fund," "Aggressive Equity Fund" and "International Equity Fund." A plan also may offer additional "non-core" investment options, such as Insurance Investment Contracts and, if the Employer has so provided, the Self-Managed Account. The relief from fiduciary liability provided by section 404(c) of ERISA is applicable to all investment elections under a plan, including any elections to invest in any of the "non-core" investments described above.

  The Department of Labor regulations require a plan to allow Participants to transfer among the "core" investment options at least once during any three-month period. The ABA Retirement Plan generally permits Participants to make investment elections and make transfers among investment options on a daily basis.

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

                         REGULATION OF COLLECTIVE TRUST

  Although Funds and the Structured Portfolio Service are similar in certain respects to registered open-end management investment companies (commonly referred to as "mutual funds"), Funds and the Structured Portfolio Service under the Collective Trust are exempt from registration under the Investment Company Act because they are "collective trust funds" maintained by a bank consisting solely of assets of the Plans. For this reason, the Funds and the Structured Portfolio Service are not subject to compliance with the requirements of the Investment Company Act that apply to mutual funds.

  A typical mutual fund is operated by a board of trustees through contractual arrangements with one or more investment advisers, administrators, custodians and similar service providers. Under the Investment Company Act, a mutual fund is required to provide shareholders with voting rights with respect to a variety of matters, including the election of the mutual fund's trustees, the approval of the fund's contracts with its investment advisers and the approval of changes to the mutual fund's fundamental investment policies.

  Unlike the typical mutual fund, the Collective Trust is operated by a single corporate trustee (State Street), which is responsible for all aspects of each Fund and the Structured Portfolio Service, including portfolio management, administration and custody. Under the Collective Trust, Investors have no voting rights with respect to the selection of State Street, as trustee, the selection of the Fund's Investment Advisors or changes to any investment policy of a Fund and the Structured Portfolio Service. State Street may make additional Funds available as Investment Options from time to time subject to the approval of ABRA, and State Street may terminate or amend the terms of the Funds from time to time upon notice to, and in consultation with, ABRA. On behalf of the Investors, however, ABRA will exercise independent oversight of State Street with respect to certain aspects of the Program. In particular, none of the fees charged by State Street or the Investment Advisors may be changed without the prior approval of ABRA. For additional information concerning the role of ABRA under the Program, see "American Bar Retirement Association."

  Under the Investment Company Act, the investment advisor to a mutual fund and its affiliates are prohibited from engaging in principal transactions with the mutual fund. Although these provisions of the Investment Company Act do not apply to the Funds and the Structured Portfolio Service, similar prohibitions on self-dealing are applicable to State Street and each Investment Advisor under ERISA.

  A mutual fund is required to issue "redeemable securities" within the meaning of the Investment Company Act. To satisfy this requirement, a mutual fund may not invest more than 10% of its assets in illiquid securities and may not suspend or postpone the redemption of shares for more than seven days, except under certain extraordinary circumstances. Similar provisions have been adopted with respect to each of the Funds, except the Stable Asset Return Fund, which may invest more than 10% of its assets in illiquid securities and may temporarily suspend or postpone withdrawals or transfers if there are insufficient liquid assets to satisfy withdrawal or transfer requests. For additional information concerning the risks associated with an investment in the Stable Asset Return Fund, see "Stable Asset Return Fund."

  The Stable Asset Return Fund relies on Amortized Cost Pricing as the method for valuing portfolio securities of the Fund. Unlike a mutual fund, however, the Fund and the Structured Portfolio Service are not subject to Rule 2a-7 under the Investment Company Act, which requires a mutual fund, as a condition to the use of Amortized Cost Pricing, to satisfy certain quality diversification and maturity standards with respect to its portfolio. For a more complete description of the risks associated with the use of Amortized Cost Pricing, see "Stable Asset Return Fund--Valuation of Units."

  Finally, because the Funds and the Structured Portfolio Service are not registered under the Investment Company Act, the Funds and the Structured Portfolio Service are not subject to the periodic reporting requirements of the Investment Company Act and the operations of the Funds and the Structured Portfolio Service are not subject to inspection by the Securities and Exchange

Commission. State Street, however, is subject to supervision and examination by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Massachusetts Commissioner of Banks. Furthermore, State Street is required to comply with the provisions of ERISA, to the extent applicable, in connection with the administration of the Program.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The provisions of the Internal Revenue Code relating to contributions and distributions under qualified retirement plans are outlined briefly below. For purposes of this outline it is assumed that Participants are not participants in any other qualified retirement plan. Provisions of the Internal Revenue Code that govern participation, vesting, funding or prohibited transactions are generally not discussed herein, although some information on these subjects appears elsewhere. There is also no discussion herein of the reporting and disclosure or fiduciary requirements of ERISA. In addition, there is no discussion of the impact, if any, of state laws that may apply. For information on these matters, Employers, Plan trustees and Participants should consult their tax advisors.

  An Eligible Employer's adoption of the Pooled Trust does not require IRS approval. If an Eligible Employer adopts an ABA Members Plan, the Eligible Employer will not need IRS approval unless the Eligible Employer adopts certain provisions or maintains another plan. State Street will inform Eligible Employers whether they need to submit their plan to the IRS for approval. If such a submission is required, Eligible Employers will have to pay the IRS a user fee, which is currently $125. This fee is subject to change at the discretion of the IRS.

CONTRIBUTIONS

  Employer contributions to a Plan are deductible in the fiscal year for which they are made if the limitations of section 404 of the Internal Revenue Code are met. As a general rule, Employer contributions must be made for any fiscal year by the due date (including extensions) for filing the Employer's federal income tax return for that fiscal year. However, Participants' salary deferral contributions under a 401(k) plan and Participants' voluntary after-tax contributions must be contributed by the Employer as soon as practicable after the payroll period for which the deferral or contribution is made and within the time specified by applicable law.

  An Employer that has adopted the ABA Retirement Plan as a profit sharing plan makes contributions in discretionary amounts to be determined annually. An individually designed profit sharing plan may provide for contributions that are either discretionary or fixed by a formula contained in the Plan. The aggregate Employer contribution to the Plan, including Participants' salary deferrals under a 401(k) arrangement, is limited to 15% of all Participants' taxable compensation for the plan year.

  An Employer that has adopted the ABA Retirement Plan as a defined contribution pension plan must contribute a percentage of each Participant's compensation as specified by the Employer in the participation agreement. An Employer that has adopted the ABA Retirement Plan as a target benefit pension plan must contribute an amount actuarially determined necessary to fund the benefit targeted at normal retirement age. In either a defined contribution pension plan or a target benefit plan, the Employer deductible contribution is limited by the formula specified in the participation agreement.

  Contributions on behalf of each Participant in one or more Plans established under the ABA Retirement Plan are limited to the lesser of $30,000 and 25% of taxable compensation (excluding, in the case of self-employed persons, all deductible plan contributions, other than 401(k) salary deferral contributions, and one-half of self-employment (SECA) taxes paid). The Participant's after-tax employee contributions, and salary deferrals under a 401(k) plan and forfeitures are taken into account for purposes of applying this limitation. Employer contributions under the ABA Retirement Plan or an individually designed defined contribution plan that are in excess of the foregoing limits are not deductible.

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

  A Participant's deferrals under a 401(k) plan may not exceed $7,000 as adjusted for inflation ($9,500 for 1997) when combined with his elective contributions to simplified pensions (SEPs) and tax deferred (section 403(b)) annuities and contributions deductible by the employee under a trust described under section 501(c)(18) of the Internal Revenue Code.

  Under the ABA Defined Benefit Plan or any individually designed defined benefit pension plan, the Plan's actuary determines the amount of the annual contribution. If the Employer adopts both the ABA Defined Benefit Plan and the ABA Retirement Plan (or any other combination of defined benefit and defined contribution plans), its deductible contribution is limited to 25% of all Participants' taxable compensation or the amount necessary to meet the minimum funding standard under the defined benefit plan, whichever is greater.

  If the Employer contributes more to the Plan than is deductible under the above rules, the Employer may be liable for a 10% penalty tax on that non-deductible amount and may risk disqualifying the plan.

  Elective deferrals to a 401(k) plan are subject to applicable FICA (social security) and FUTA (unemployment) taxes.

DISTRIBUTIONS

  Income or gains on contributions are generally not subject to federal income tax until benefits are distributed to the Participant or the Participant's beneficiary. Generally, distributions in excess of an employee's after-tax contributions are taxed as ordinary income to the recipient.

  LUMP SUM PAYMENT. If a Participant's benefits are paid as a lump sum distribution after the Participant participates in a Plan for at least five taxable years, the recipient may be able to use five-year income averaging. Under this method, the lump sum distribution is taxed in the year of receipt as though it were the recipient's only income and were received over a five-year period. To qualify for five-year income averaging, the distribution must consist of the Participant's entire interest in the Plan and must be made in one taxable year of the recipient after attainment of age 59 1/2. Five-year income averaging is available only for one lump sum distribution, and only after age 59 1/2. Through 1991, a recipient may elect capital gain treatment with respect to a percentage of the portion of the Participant's lump sum distribution attributable to pre-1974 contributions. Note: Effective for tax years beginning after December 31, 1999, five-year income averaging is repealed.

  If a Participant was born before 1936, the Participant may elect to have special rules apply to one lump sum distribution provided it is made after attainment of age 59 1/2 or on account of death, disability (if the Participant is self-employed), or separation from service if the Participant is an employee. Under these special rules, a Participant may elect either ten-year income averaging using 1986 rates or five-year income averaging using then current rates. Furthermore, a Participant may elect separately to pay tax on the portion of the Participant's distribution attributable to pre-1974 contributions at a flat 20% rate.

  Any part of the taxable portion of a Participant's account balance or benefit may qualify for a tax-deferred rollover into an IRA or another employer's qualified plan that accepts rollovers if the rollover is completed within 60 days, unless the distribution is one of a series of substantially equal payments (such as annuity payments or installments) made (1) over the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, or (2) over a specified period of 10 years or more. In addition, installment payments from a Plan required to be made because a Participant has attained age 70 1/2 are not eligible for rollover. Amounts that are rolled over into an IRA cannot generally be withdrawn without penalty before the Participant reaches age 59 1/2 and any such withdrawals will be taxable as ordinary income and will be ineligible for the preferential five-year averaging for lump-sum distributions. A rollover can be made "directly" from the plans to an IRA or to another employer's qualified plan that accepts rollovers. The amount of any eligible rollover distribution that is not transferred in a "direct" rollover is subject to mandatory 20% withholding. Additionally, any amount that is not rolled over is includible in the Participant's gross income and may be subject to the 10% additional income tax on premature distributions described below.

  ANNUITY PAYMENTS AND MONTHLY INSTALLMENTS. Each annuity or installment payment a Participant receives is treated as ordinary income except where the Participant has a "cost basis" in the benefit. A Participant's cost basis is equal to the amount of the Participant's voluntary after-tax contributions, plus any Employer contributions the Participant was required to include in gross income in prior years. A portion of each payment a Participant receives will be excluded from gross income to reflect the recovery of the Participant's cost basis.

  IN-SERVICE WITHDRAWALS OF AFTER-TAX CONTRIBUTIONS. The portion of each in-service withdrawal of voluntary after-tax employee contributions that is attributable to earnings will be included in a Participant's gross income. Amounts contributed before January 1, 1987 to employer plans that on May 5, 1986 permitted active employees to withdraw their after-tax contributions are taxable upon withdrawal only to the extent that they exceed the amount of the Participant's cost basis. Amounts included in gross income under this rule may also be subject to the additional 10% income tax on premature distributions described below.

  PREMATURE DISTRIBUTIONS. A Participant may be liable for an additional 10% income tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.

  The exceptions to the penalty tax include (a) distributions made on account of the Participant's death or disability, (b) distributions in the form of a life annuity or installments over the Participant's life expectancy (or the joint life expectancy of the Participant and the Participant's beneficiary),
(c) distributions due to separation from active service after age 55 and (d) distributions used to pay deductible medical expenses.

  EXCESS DISTRIBUTIONS. For tax years beginning on and after January 1, 2000, a Participant may be liable for a 15% excise tax on all distributions in excess of a threshold amount.

  EXCESS ACCUMULATION. The estate of a Participant may be liable for a 15% additional estate tax if upon the Participant's death, the aggregate amounts accumulated on the Participant's behalf in qualified plans, IRAs and tax deferred annuities exceed a threshold amount which varies depending on the Participant's age and applicable interest rate in effect at death. The estate of a Participant who made a special grandfather election on his 1987 or 1988 Federal income tax return may be subject to a different threshold.

FEDERAL INCOME TAX WITHHOLDING

  Under the ABA Members Plans, federal income tax will be withheld from all taxable payments unless, where permitted, the recipient elects otherwise. The rate of withholding will depend on the type and, in certain cases, the amount of the distribution. A person receiving periodic monthly payments of less than $1,200 in 1997 will generally be exempt from withholding, although he may elect to have tax withheld. A person receiving monthly payments of $1,200 or more will generally be subject to withholding as if the benefit payments were wages, unless he elects not to have tax withheld. Where a person whose monthly payments are $1,200 or more makes no withholding election whatsoever, tax will be withheld as if the person were married and claiming three withholding allowances. A special withholding table may be used to determine the withholding liability of a periodic payment. Although the amount of any periodic payment that will be withheld is determined as if the periodic payment were a payment of wages to the Participant for a payroll period, the amount to be withheld is calculated separately from any amounts that are actually paid to the Participant as wages for the same period. Non-periodic distributions from a Plan will be subject to mandatory withholding at the rate of 20%, unless the distribution is transferred directly to another employer's qualified plan or to an IRA. A Participant will receive additional information and appropriate forms for withholding when he requests the necessary forms for a distribution or withdrawal.

  Under an Individually Designed Plan that uses the Pooled Trust for investment only, State Street will pay the full amount of the distribution to the Plan's trustee. The Plan's trustee is responsible for withholding federal income tax upon distribution to the Participant.

                          TAXATION OF COLLECTIVE TRUST

  The Collective Trust is a tax-exempt group trust established pursuant to Revenue Ruling 81-100, 1981-1 C.B. 326. State Street has received from the IRS on behalf of the Collective Trust a favorable determination letter with respect to the tax-exempt status of the Collective Trust.

  As a tax-exempt group trust, the Collective Trust is not subject to federal income tax unless the Collective Trust generates unrelated business taxable income as defined in the Internal Revenue Code ("UBTI"). It is the policy of State Street not to invest any portion of the assets of the Collective Trust in a manner that will generate UBTI. However, if State Street determines that a proposed investment cannot be structured to avoid UBTI and that the projected after-tax return on that investment is sufficient to justify the making of such investment, then State Street may elect to make that investment. In the unlikely event that any UBTI is incurred by the Collective Trust, it is anticipated that any tax thereon would be reported and paid by the Collective Trust as an expense of the Collective Trust.

                                 LEGAL MATTERS

  The validity of the issuance of the Units offered hereby has been passed upon for the Collective Trust by Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York. Paul Weiss, Rifkind, Wharton & Garrison will rely, as to matters of Massachusetts law, upon the opinion of Goodwin, Procter & Hoar LLP, Boston, Massachusetts.

                                    EXPERTS

  The financial statements of each of the Funds, appearing in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

  The Collective Trust is subject to the informational requirements of the Exchange Act and in accordance therewith, it files reports and other information with the Commission in Washington, D.C.

  Registration Statements on Form S-1, including amendments thereto, relating to the Units offered hereby have been filed by the Collective Trust with the Commission. This Prospectus does not contain all the information set forth in the Registration Statements to which they relate and the exhibits and schedules thereto. Statements contained in this Prospectus as to the contents of any contract or any other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference. For further information with respect to the Collective Trust and State Street and the Units offered by the Prospectus reference is hereby made to the Registration Statements, exhibits and schedules.

  The Collective Trust's reports and other information filed in accordance with the Exchange Act and the Registrations Statements and exhibits and schedules thereto may be inspected, without charge, and copied at at the public reference facility maintained at the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and on request, at the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and the Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a site on the World Wide Web that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission (including the Collective Trust). The address of such site is http://www.sec.gov.

                      GLOSSARY OF TERMS USED IN PROSPECTUS

ABA--American Bar Association.

ABA DEFINED BENEFIT PLAN--The American Bar Association Members Defined Benefit Plan, a defined benefit master plan.

ABA MEMBERS PLANS--The ABA Defined Benefit Plan and the ABA Retirement Plan, collectively.

ABA MEMBERS TRUSTS--The Master Trust and the Pooled Trust, collectively.

ABA RETIREMENT PLAN--The American Bar Association Members Retirement Plan, a defined contribution master plan.

ABRA--The American Bar Retirement Association, an Illinois not-for-profit corporation established by the ABA to sponsor retirement programs for its members and members of certain affiliated organizations.

ADRS--American Depository Receipts, which are securities representing interests in securities issued by foreign corporations that are traded in U.S. dollars on U.S. markets.

AGGREGATE RECORDKEEPING PLANS--Any Plan for which State Street keeps records on an aggregate Plan basis, but does not keep records of separate accounts of Participants under the Plan.

AGGRESSIVE EQUITY FUND--A Fund under the Collective Trust.

AMORTIZED COST PRICING--A method of valuing debt securities in which the security is valued initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact on fluctuating interest rates on the market value of the security.

BALANCED FUND--A Fund under the Collective Trust.

BASE PLAN--The Investment Options, including the Equitable Real Estate Account but excluding the Self-Managed Account, to which a Participant or Employer has allocated assets.

BGI--BZW Barclay's Global Investors, anticipated future investment advisor to the index portion of the Bond Fund.

BOND FUND--A Fund under the Collective Trust.

BOND INDEX FUND--the MasterWorks Bond Index Fund, a registered investment company in which the Bond Fund invests.

BUSINESS DAY--Any day State Street is open and the New York Stock Exchange is open for trading.

CAPITAL GUARDIAN--Capital Guardian Trust Company, an Investment Advisor to the Growth Equity Fund and Aggressive Equity Fund.

COLLECTIVE TRUST--The American Bar Association Members/State Street Collective Trust, a collective trust established and maintained by State Street for the purpose of providing Investment Options to Investors under the Program.

COLUMBUS CIRCLE--Columbus Circle Investors, an Investment Advisor to the Growth Equity Fund.

COMMISSION--The U.S. Securities and Exchange Commission.

ELIGIBLE EMPLOYER--A law practice, bar association or other organization that is eligible to adopt the Program.

ELIGIBLE INVESTORS--Participants in Plans established under the ABA Retirement Plan, Employers that have established a Plan under the ABA Defined Benefit Plan and Plan trustees under certain Individually Designed Plans, provided that in such case the Employer or Plan trustee establishing such Plan has designated the Self-Managed Account as an available Investment Option for its Plan.

EMPLOYER--An employer that has adopted an ABA Members Plan or has caused the Pooled Trust to be adopted as part of its Individually Designed Plan. In some contexts, Employer may also refer to the trustee of a trust established pursuant to an Individually Designed Plan.

EQUITABLE LIFE--The Equitable Life Assurance Society of The United States, a New York stock life insurance company.

EQUITABLE REAL ESTATE ACCOUNT--An Equitable Life separate account offered by Equitable Life, as an Investment Option under the Program through December 31, 1991.

ERISA--The Employee Retirement Income Security Act of 1974, as amended.

FUNDS--Collective investment funds under the Collective Trust.

GIC--A guaranteed investment contract issued by an insurance company.

GROWTH EQUITY FUND--A Fund under the Collective Trust.

INDEX EQUITY FUND--A Fund under the Collective Trust.

INDIVIDUAL MASTER PLAN--A Plan adopted by an Eligible Employer under either the ABA Defined Benefit Plan or the ABA Retirement Plan.

INDIVIDUALLY DESIGNED PLAN--A qualified individual employee pension or profit sharing plan adopted by an Eligible Employer, other than an Individual Master Plan.

INITIAL BOND FUND INVESTMENT VEHICLES--The Bond Index Fund and the Total Return Fund.

INITIAL INVESTMENT VEHICLES--The Bond Index Fund, the Total Return Fund and the
T. Rowe International Fund.

INSURANCE INVESTMENT CONTRACT--Investment contracts issued by insurance companies (commonly known as "guaranteed investment contracts or "GICs") of three-year or five-year maturities and available as Investment Options under the Program.

INTERNAL REVENUE CODE--The Internal Revenue Code of 1986, as amended.

INTERNATIONAL EQUITY FUND--A Fund under the Collective Trust.

INVESTMENT ADVISOR--A person or entity appointed by State Street to make recommendations regarding the acquisition and disposition of assets in a Fund.

INVESTMENT COMPANY ACT--The Investment Company Act of 1940.

INVESTMENT CONTRACTS--Investment contracts or funding agreements issued by insurance companies or investment contracts or certificates of deposit issued by banks or trust companies.

INVESTMENT OPTION--Any investment vehicle to which assets contributed under the Program may be allocated.

INVESTMENT PERIOD--The specified period during which contributions are accepted under the Program for the next purchase of designated Insurance Investment Contracts.

INVESTOR--The person vested with the responsibility of determining the allocation of the assets of a Plan among the Investment Options available under the Program. The terms of each Plan determine the identity of the Investor for the assets of the Plan or portion thereof.

IRS--Internal Revenue Service.

LB BOND INDEX--The Lehman Brothers Government/Corporate Bond Index.

LINCOLN CAPITAL--Lincoln Capital Management Company, an Investment Advisor to the Balanced Fund.

MASTER TRUST--The American Bar Association Members Retirement Trust, which holds assets contributed to the Program by Employers and Participants under the Individual Master Plans.

MILLER, ANDERSON & SHERRERD--An Investment Advisor to the Balanced Fund.

MOODY'S--Moody's Investors Service, Inc.

NRSRO--Nationally recognized statistical rating organization.

PARTICIPANT--Employees (together with their beneficiaries where the context so requires) of Employers and self-employed individuals who have adopted the Program for their practices.

PIMCO--Pacific Investment Management Company, anticipated future Investment Advisor to the actively managed portion of the Bond Fund.

PLAN--Either an Individual Master Plan or an Individually Designed Plan.

PLAN TRUSTEE--The trustee of an Individually Designed Plan.

POOLED TRUST--The American Bar Association Members Pooled Trust for Retirement Plans, which holds assets contributed to the Program by Individually Designed Plans.

PRICE-FLEMING--Rowe Price-Fleming International, Inc., anticipated future Investment Advisor to the International Equity Fund.

PROGRAM--The American Bar Association Members Retirement Program.

RCM CAPITAL--RCM Capital Management, an Investment Advisor to the Growth Equity Fund.

RUSSELL INDEX--Russell 3000 Index, which the Index Fund seeks to replicate.

SANFORD BERNSTEIN--Sanford C. Bernstein & Co., Inc., an Investment Advisor to the Value Equity Fund.

S&P--Standard & Poor's Corporation.

S&P 500 INDEX--Standard & Poor's 500 Composite Stock Price Index.

SECURITIES ACT--The Securities Act of 1933.

SELF-MANAGED ACCOUNT--An Investment Option through which a Participant may direct the purchase and sale of publicly traded debt and equity securities and shares of mutual funds for the Participant's individual account.

SHORT TERM INVESTMENT PRODUCTS--U.S. Government Obligations, notes, bonds and similar debt instruments of corporations, commercial paper, certificate of deposit and time deposits, bankers' acceptances, variable and indexed interest notes and repurchase agreements.

SIT ASSOCIATES--Sit Investment Associates, Inc., an Investment Advisor to the Aggressive Equity Fund.

STABLE ASSET RETURN FUND--A Fund under the Collective Trust.

STATE STREET--State Street Bank and Trust Company, a trust company organized under the laws of The Commonwealth of Massachusetts that serves as trustee of the ABA Members Trusts and the Collective Trust and as administrator of the Program.

STRUCTURED PORTFOLIO SERVICE--three portfolios established under the Collective Trust that offer conservative, moderate and aggressive allocations, respectively, of assets among the Funds described herein.

SWEEP ACCOUNT--An account established for a Participant with a mutual fund or other short-term investment fund for the temporary investment of excess cash held in the Participant's Self-Managed Account.

T. ROWE INTERNATIONAL FUND--The T. Rowe Price International Stock Fund, a registered investment company in which the International Equity Fund invests.

TOTAL RETURN FUND--The PIMCO Total Return Fund, a registered investment company in which the Bond Fund invests.

UNIT--A pro rata beneficial interest in a Fund or a portfolio of the Structured Portfolio Service under the Collective Trust.

UNIT VALUe--The dollar value of a Unit of a Fund or of an interest in a portfolio of the Structured Portfolio Service.

U.S. GOVERNMENT OBLIGATIONS--Obligations of the United States and the agencies and instrumentalities thereof.

VALUE EQUITY FUND--A Fund under the Collective Trust.

VRU--The Voice Response Unit, which may be reached by dialing (800) 348-2272.

WITHDRAWAL SEQUENCE--The order in which Investment Options are chosen for the withdrawal of assets to pay fees under the Program.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         INDEX TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

                                                                         PAGE(S)
                                                                         -------
Report of Independent Accountants.......................................   F-3
 Financial Statements:
 AGGRESSIVE EQUITY FUND
  Statement of Assets and Liabilities...................................   F-4
  Statement of Operations...............................................   F-5
  Statement of Changes in Net Assets....................................   F-6
  Selected Per-Unit Data and Ratios.....................................   F-7
  Schedule of Investments...............................................   F-8
 BALANCED FUND
  Statement of Assets and Liabilities...................................  F-17
  Statement of Operations...............................................  F-18
  Statement of Changes in Net Assets....................................  F-19
  Selected Per-Unit Data and Ratios.....................................  F-20
  Schedule of Investments...............................................  F-21
 GROWTH EQUITY FUND
  Statement of Assets and Liabilities...................................  F-36
  Statement of Operations...............................................  F-37
  Statement of Changes in Net Assets....................................  F-38
  Selected Per-Unit Data and Ratios.....................................  F-39
  Schedule of Investments...............................................  F-40
 STABLE ASSET RETURN FUND
  Statement of Assets and Liabilities...................................  F-49
  Statement of Operations...............................................  F-50
  Statement of Changes in Net Assets....................................  F-51
  Selected Per-Unit Data and Ratios.....................................  F-52
  Schedule of Investments...............................................  F-53
 INDEX EQUITY FUND
  Statement of Assets and Liabilities...................................  F-55
  Statement of Operations...............................................  F-56
  Statement of Changes in Net Assets....................................  F-57
  Selected Per-Unit Data and Ratios.....................................  F-58
 INTERMEDIATE BOND FUND
  Statement of Assets and Liabilities...................................  F-59
  Statement of Operations...............................................  F-60
  Statement of Changes in Net Assets....................................  F-61
  Selected Per-Unit Data and Ratios.....................................  F-62

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         INDEX TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

                                                                         PAGE(S)
                                                                         -------
 INTERNATIONAL EQUITY FUND
  Statement of Assets and Liabilities...................................  F-63
  Statement of Operations...............................................  F-64
  Statement of Changes in Net Assets....................................  F-65
  Selected Per-Unit Data and Ratios.....................................  F-66
 VALUE EQUITY FUND
  Statement of Assets and Liabilities...................................  F-67
  Statement of Operations...............................................  F-68
  Statement of Changes in Net Assets....................................  F-69
  Selected Per-Unit Data and Ratios.....................................  F-70
  Schedule of Investments...............................................  F-71
 STRUCTURED PORTFOLIO SERVICE
  (CONSERVATIVE, MODERATE, AGGRESSIVE)
  Statement of Assets and Liabilities...................................  F-80
  Statement of Operations...............................................  F-81
  Statement of Changes in Net Assets....................................  F-82
  Selected Per-Unit Data and Ratios.....................................  F-84
  Notes to Financial Statements.........................................  F-86

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Unitholders of theAmerican Bar Association Members/State Street Collective Trust

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the selected per-unit data and ratios present fairly, in all material respects, the financial position of the Aggressive Equity Fund, Balanced Fund, Growth Equity Fund, Stable Asset Return Fund, Index Equity Fund, Intermediate Bond Fund, International Equity Fund, Value Equity Fund, Conservative Structured Portfolio Service, Moderate Structured Portfolio Service and Aggressive Structured Portfolio Service constituting the American Bar Association Members/State Street Collective Trust (hereafter referred to as the "Trust") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the selected per-unit data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per-unit data and ratios (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts

March 13, 1997

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost $210,446,953).........................  $276,817,407
Cash..............................................................           506
Receivable for investments sold...................................       708,938
Dividends and interest receivable.................................       207,092
Unamortized organizational costs..................................       130,150
                                                                    ------------
  Total Assets....................................................   277,864,093
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     1,483,352
Payable for fund units redeemed...................................        61,261
Investment advisory fee payable...................................       283,259
State Street Bank and Trust Co.--program fee payable..............        86,368
Trustee, management and administration fees payable...............        17,897
American Bar Retirement Association--program fee payable..........        13,220
Other accruals....................................................         3,268
                                                                    ------------
  Total Liabilities...............................................     1,948,625
                                                                    ------------
NET ASSETS (equivalent to $41.01 per unit based on 6,727,703 units outstanding).....................................................  $275,915,468
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment Income
  Dividends (net of foreign tax expense of $787)................... $ 1,506,725
  Interest.........................................................     900,043
                                                                    -----------
    Total investment income........................................   2,406,768
                                                                    -----------
Expenses
  Investment advisory fee..........................................   1,123,524
  State Street Bank and Trust Co.--program fee.....................     935,218
  Trustee, management and administration fees......................     195,990
  American Bar Retirement Association--program fee.................     137,248
  Amortization of organization costs...............................      92,875
  Reports to unitholders...........................................      22,678
  Legal and audit fees.............................................      59,699
                                                                    -----------
    Total expenses.................................................   2,567,232
                                                                    -----------
Net investment loss................................................    (160,464)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................  24,233,418
  Change in net unrealized appreciation............................  24,880,200
                                                                    -----------
    Net realized and unrealized gain on investments................  49,113,618
                                                                    -----------
Net increase in net assets resulting from operations............... $48,953,154
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                    --------------------------
                                                        1996          1995
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income (loss)..................... $   (160,464) $     21,542
  Net realized gain on investments.................   24,233,418    24,251,662
  Net change in unrealized appreciation on
   investments.....................................   24,880,200    25,668,269
                                                    ------------  ------------
  Net increase in net assets resulting from
   operations......................................   48,953,154    49,941,473
                                                    ------------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.......................   35,023,922    22,582,789
  Cost of units redeemed...........................  (22,600,318)  (21,663,086)
                                                    ------------  ------------
  Net increase in net assets resulting from
   unitholder transactions.........................   12,423,604       919,703
                                                    ------------  ------------
    Net increase in net assets.....................   61,376,758    50,861,176
NET ASSETS
  Beginning of year................................  214,538,710   163,677,534
                                                    ------------  ------------
  End of year...................................... $275,915,468  $214,538,710
                                                    ============  ============
NUMBER OF UNITS
  Outstanding--beginning of year...................    6,390,559     6,352,921
    Sold...........................................      937,668       762,699
    Redeemed.......................................     (600,524)     (725,061)
                                                    ------------  ------------
  Outstanding--end of year.........................    6,727,703     6,390,559
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                                                     FOR THE PERIOD
                                                                     JANUARY 2, 1992
                                 FOR THE YEAR ENDED                   (COMMENCEMENT
                                    DECEMBER 31,                     OF OPERATIONS)
                         -----------------------------------------   TO DECEMBER 31,
                           1996       1995       1994       1993          1992
                         --------   --------   --------   --------   ---------------
Investment income....... $    .36   $    .32   $    .28   $    .25      $    .30
Expenses................     (.39)      (.32)      (.28)      (.28)         (.26)
                         --------   --------   --------   --------      --------
Net investment income
 (loss).................     (.03)       --         --        (.03)          .04
Net realized and
 unrealized gain (loss)
 on investments.........     7.47       7.81      (1.00)      3.60          1.43
                         --------   --------   --------   --------      --------
Net increase (decrease)
 in unit value..........     7.44       7.81      (1.00)      3.57          1.47
Net asset value at
 beginning of period....    33.57      25.76      26.76      23.19         21.72
                         --------   --------   --------   --------      --------
Net asset value at end
 of period.............. $  41.01   $  33.57   $  25.76   $  26.76      $  23.19
                         ========   ========   ========   ========      ========
Ratio of expenses to
 average net assets.....     1.04 %     1.10 %     1.10 %     1.15 %        1.25 %
Ratio of net investment
 income (loss) to
 average net assets.....     (.06)%      .01 %      .02 %     (.12)%         .17 %
Portfolio turnover......       48 %       63 %       48 %       42 %          43 %
Total return............    22.16 %    30.32 %    (3.74)%    15.39 %        6.77 %
Net assets at end of
 period (in thousands).. $275,915   $214,539   $163,678   $153,465      $116,426

--------
* Calculations prepared using the monthly average number of units outstanding during the period.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCKS (95.6%)
BASIC INDUSTRIES (3.0%)
CHEMICALS
IMC Global Inc. .......................................     33,500 $  1,310,688
OM Group Inc. .........................................     42,000    1,134,000
R.P.M. Inc. Ohio.......................................     74,875    1,272,875
Scotts Co.*............................................     40,000      795,000
Valspar Corp. .........................................     18,000    1,019,250
                                                                   ------------
                                                                      5,531,813
                                                                   ------------
MINING
Oil Dri Corp. Amer. ...................................     32,000      480,000
Pittston Co. ..........................................     50,000    1,000,000
                                                                   ------------
                                                                      1,480,000
                                                                   ------------
PAPER
Pentair Inc. ..........................................     41,500    1,338,375
                                                                   ------------
TOTAL BASIC INDUSTRIES.................................               8,350,188
                                                                   ------------
CAPITAL GOODS (4.6%)
AGRICULTURAL MACHINERY
Lindsay Mfg Co. .......................................     28,650    1,339,388
                                                                   ------------
ELECTRICAL EQUIPMENT
ASM Lithography Hldg*..................................     30,000    1,494,375
Novellus Sys Inc.*.....................................     37,000    2,004,938
                                                                   ------------
                                                                      3,499,313
                                                                   ------------
INDUSTRIAL MACHINERY
Crane Co. .............................................     69,900    2,027,100
Integrated Process Equip Corp.*........................     45,000      810,000
NN Ball & Roller Inc. .................................     51,700      788,425
Silicon Vy Group Inc.*.................................     75,000    1,509,375
                                                                   ------------
                                                                      5,134,900
                                                                   ------------
POLLUTION CONTROL
Air & Water Tech Corp., Class A*.......................     86,200      495,650
USA Waste Svcs Inc.*...................................     30,400      969,000
Waste Mgmt Int'l. PLC ADR***...........................    150,900    1,188,338
                                                                   ------------
                                                                      2,652,988
                                                                   ------------
TOTAL CAPITAL GOODS....................................              12,626,589
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

CONSUMER BASICS (9.7%)
DRUGS AND HEALTH CARE
Apria Healthcare Group Inc.*...........................     30,000 $    562,500
Biogen Inc.*...........................................     83,000    3,216,250
Cardiac Pathways Corp.*................................      8,000       95,000
Cephalon Inc.*.........................................     86,000    1,763,000
Elan PLC ADR***........................................    102,000    3,391,500
FHP International Corp.*...............................      7,200      267,300
Gilead Sciences Inc.*..................................     56,500    1,412,500
Healthsouth Corp.*.....................................    113,000    4,364,625
Immune Response Corp. Del.*............................    137,700    1,136,025
Millenium Pharmaceuticals Inc.*........................     26,600      462,175
Oxford Health Plans Inc.*..............................     91,000    5,329,188
Physio Control Int'l. Corp.*...........................     54,700    1,230,750
Ultratech Stepper Inc.*................................     59,800    1,420,250
                                                                   ------------
                                                                     24,651,063
                                                                   ------------
FOOD AND BEVERAGES
Ben & Jerry's Homemade Inc.*...........................     50,000      543,750
Thorn Apple Vy Inc.*...................................     60,000      795,000
                                                                   ------------
                                                                      1,338,750
                                                                   ------------
MISCELLANEOUS
Urocor Inc.*...........................................     79,000      755,438
                                                                   ------------
TOTAL CONSUMER BASICS..................................              26,745,251
                                                                   ------------
CONSUMER DURABLE GOODS (3.6%)
AUTO PARTS
Standard Prods Co. ....................................     34,400      877,200
Walbro Corp. ..........................................     42,000      766,500
                                                                   ------------
                                                                      1,643,700
                                                                   ------------
AUTOMOBILES
Harley Davidson Inc. ..................................     60,500    2,843,500
United Auto Group Inc.*................................     28,700      739,025
                                                                   ------------
                                                                      3,582,525
                                                                   ------------
HOUSEHOLD APPLIANCES AND FURNISHINGS
Harman Int'l. Inds Inc. New............................     20,000    1,112,500
Libbey Inc. ...........................................     56,000    1,561,000
Williams Sonoma Inc.*..................................     25,000      909,375
                                                                   ------------
                                                                      3,582,875
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

TIRES AND RUBBER
Bandag Inc. ...........................................     23,000 $  1,089,625
                                                                   ------------
TOTAL CONSUMER DURABLE GOODS...........................               9,898,725
                                                                   ------------
CONSUMER NON-DURABLE GOODS (6.0%)
APPAREL AND TEXTILES
Donna Karan Int'l. Inc.*...............................     49,700      702,013
Jones Apparel Group Inc.*..............................     28,000    1,046,500
                                                                   ------------
                                                                      1,748,513
                                                                   ------------
COSMETICS AND TOILETRIES
Lauder Estee Cos. Inc., Class A........................     40,000    2,035,000
Paragon Trade Brands Inc.*.............................     39,900    1,197,000
                                                                   ------------
                                                                      3,232,000
                                                                   ------------
RETAIL TRADE
Cole Nat'l Corp., Class A*.............................     28,000      735,000
Kohls Corp.*...........................................     73,000    2,865,250
Micro Whse Inc.*.......................................     36,000      423,000
Nine West Group Inc.*..................................     14,100      653,888
Peoplesoft Inc.*.......................................     96,000    4,602,000
Petsmart Inc.*.........................................     54,000    1,181,250
Spiegel Inc., Class A..................................    100,000      706,250
                                                                   ------------
                                                                     11,166,638
                                                                   ------------
TOYS, AMUSEMENTS, SPORTING GOODS
Coleman Co. Inc.*......................................     33,600      462,000
                                                                   ------------
TOTAL CONSUMER NON-DURABLES............................              16,609,151
                                                                   ------------
CONSUMER SERVICES (2.7%)
AIR TRAVEL
Continental Airls Inc., Class B*.......................     55,000    1,553,750
                                                                   ------------
HOTELS AND RESTAURANTS
Buffets Inc.*..........................................     93,000      848,625
Foodmaker Inc.*........................................     83,000      736,625
Promus Hotel Corp.*....................................     46,100    1,365,713
Rio Hotel & Casino Inc.*...............................     87,000    1,272,375
Ruby Tuesday Inc.*.....................................     28,200      521,700
Sizzler Int'l. Inc.*...................................     69,500      199,813
                                                                   ------------
                                                                      4,944,851
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

LEISURE TIME
Cannondale Corp.*......................................     34,000 $    765,000
Casino America Inc.*...................................     54,400      173,400
                                                                   ------------
                                                                        938,400
                                                                   ------------
TOTAL CONSUMER SERVICES................................               7,437,001
                                                                   ------------
ENERGY (7.2%)
DOMESTIC OIL
Noble Affiliates Inc. .................................     58,000    2,776,750
                                                                   ------------
GAS EXPLORATION
Energen Corp. .........................................     37,500    1,134,375
Triton Energy Ltd., Class A*...........................     30,500    1,479,250
Vintage Petroleum Inc. ................................     37,800    1,304,100
                                                                   ------------
                                                                      3,917,725
                                                                   ------------
PETROLEUM SERVICES
Camco Int'l. Inc. .....................................     85,700    3,952,913
Coflexip ADR**.........................................     34,236      898,695
Global Marine Inc. New*................................     85,300    1,759,313
Parker & Parsley Petroleum Co. ........................    126,500    4,648,875
Petroleum Geo Svcs As ADR***...........................     47,500    1,852,500
                                                                   ------------
                                                                     13,112,296
                                                                   ------------
TOTAL ENERGY...........................................              19,806,771
                                                                   ------------
FINANCE (13.7%)
BANKS
Central Fid Bks Inc. ..................................     52,500    1,351,875
Charter One Finl Inc...................................     42,250    1,774,500
Coast Svgs Finl Inc.*..................................     30,000    1,098,750
Commerce Bancshares Inc................................     17,850      825,563
First Amern Corp. Tenn*................................      7,500      432,188
First Rep BanCorp. Inc.*...............................     50,923      852,960
Hibernia Corp., Class A................................     50,000      662,500
TCF Financial Corp.....................................    114,500    4,980,750
                                                                   ------------
                                                                     11,979,086
                                                                   ------------
FINANCIAL SERVICES
APS Hldg Corp., Class A*...............................     27,600      427,800
Green Tree Finl Corp...................................     42,700    1,649,288
Jefferies Group Inc. ..................................     25,000    1,009,375
Keystone Finl Inc......................................     34,500      862,500
                                                                   ------------
                                                                      3,948,963
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

INSURANCE
ACE Ltd. ..............................................     39,500 $  2,374,938
Blanch E W Hldgs Inc. .................................     13,100      263,638
First American Finl Corp. .............................     30,000    1,233,750
Harleysville Group Inc. ...............................     30,000      915,000
Mgic Invt Corp. Wis....................................     55,000    4,180,000
Mercury Gen Corp. New..................................     89,500    4,698,750
Nac Re Corp.*..........................................      6,000      203,250
Nymagic Inc. ..........................................     25,000      450,000
                                                                   ------------
                                                                     14,319,326
                                                                   ------------
INVESTMENT ADVISORS
CMAC Investment Corp. .................................     44,800    1,646,400
Price T Rowe & Assoc Inc. .............................    120,500    5,241,750
                                                                   ------------
                                                                      6,888,150
                                                                   ------------
SAVINGS AND LOAN
First Finl Corp. Inc...................................     31,750      777,875
                                                                   ------------
TOTAL FINANCE..........................................              37,913,400
                                                                   ------------
GENERAL BUSINESS (12.5%)
BROADCASTING
Comcast Corp., Class A.................................     40,539      722,101
Cox Radio Inc., Class A*...............................     45,000      787,500
Gaylord Entmt Co., Class A.............................     45,352    1,037,427
Global Star Telecom*...................................     36,200    2,280,600
Infinity Broadcasting Corp.*...........................     71,062    2,389,460
Macromedia Inc.*.......................................     49,000      882,000
Spelling Entmt Group Inc.*.............................     55,000      405,625
Westwood One Inc.*.....................................     62,000    1,030,750
                                                                   ------------
                                                                      9,535,463
                                                                   ------------
BUSINESS SERVICES
Acclaim Entertainment Inc.*............................    118,100      383,825
Accustaff Inc.*........................................     26,775      565,622
Corestaff Inc.*........................................     55,000    1,302,813
Fiserv Inc. ...........................................     83,100    3,053,925
Interim Svcs Inc.*.....................................     21,000      745,500
Jacobs Energy Group Inc.*..............................     30,000      708,750
Legato Systems Inc.*...................................     21,000      685,125
Loewen Group Inc. .....................................     58,000    2,269,250
National Data Corp. ...................................     28,500    1,239,750
Paychex Inc. ..........................................     48,000    2,469,000
Stewart Enterprises Inc., Class A......................     91,000    3,094,000
Team Rent Group Inc.*..................................     32,000      516,000
                                                                   ------------
                                                                     17,033,560
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

PUBLISHING
Hollinger International Inc., Class A..................     65,500 $    753,250
Pulitzer Pubg Co.......................................     17,000      788,375
Quebecor Prtg Inc. ....................................     74,200    1,298,500
Topps Inc.*............................................    162,200      648,800
                                                                   ------------
                                                                      3,488,925
                                                                   ------------
TELECOMMUNICATIONS SERVICES
Comstat Corp. .........................................     64,000    1,576,000
Netcom Online Communications*..........................     20,000      260,000
Paging Network Inc.*...................................     87,800    1,338,950
Premisys Communications Inc.*..........................     18,000      607,500
Vanguard Cellular Sys Inc., Class A*...................     37,900      596,925
                                                                   ------------
                                                                      4,379,375
                                                                   ------------
TOTAL GENERAL BUSINESS.................................              34,437,323
                                                                   ------------
MISCELLANEOUS (7.0%)
CONGLOMERATES
Chris Craft Inds. Inc.*................................     23,000      963,125
U S Inds Inc., New*....................................     45,300    1,557,188
                                                                   ------------
                                                                      2,520,313
                                                                   ------------
MISCELLANEOUS
Alyn Corp.*............................................     45,000      489,375
Cymer Inc.*............................................     40,000    1,925,000
Dendrite Int'l. Inc.*..................................     97,600      805,200
Depuy Inc.*............................................     40,000      810,000
Everest Reinsurance Hldgs..............................     29,000      833,750
Mark Bros. Jewelers Inc.*..............................     50,000      581,250
Martin Marietta Matls Inc. ............................     56,000    1,302,000
Moneygram Pmt Sys Inc.*................................     28,300      374,975
Mondavi Robert Corp., Class A*.........................     16,500      602,250
PFF BanCorp. Inc.*.....................................     70,000    1,041,250
Polymer Group Inc.*....................................     48,000      666,000
Scripps Howard Inc., Class A...........................     20,000      700,000
Superior Tele Com Inc.*................................     38,000      774,250
TMP Worldwide Inc.*....................................     65,000      828,750
TAG Heuer Int'l. Sa ADR* **............................     31,000      499,875
Transocean Offshore Inc................................     37,800    2,367,225
                                                                   ------------
                                                                     14,601,150
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

REAL ESTATE
Brooks Fiber Pptys Inc.*...............................     19,300 $    492,150
Irvine Apt Cmntys Inc. ................................     37,800      945,000
                                                                   ------------
                                                                      1,437,150
                                                                   ------------
ROYALTY TRUST
San Juan Basin Rty Tr. ................................     80,000      660,000
                                                                   ------------
TOTAL MISCELLANEOUS....................................              19,218,613
                                                                   ------------
SHELTER (0.4%)
CONSTRUCTION MATERIALS
Granite Const. Inc.....................................     60,000    1,140,000
                                                                   ------------
TOTAL SHELTER..........................................               1,140,000
                                                                   ------------
TECHNOLOGY (21.5%)
AEROSPACE
Computer Sciences Corp.*...............................     17,000    1,396,125
                                                                   ------------
COMPUTERS AND BUSINESS EQUIPMENT
Ceridian Corp.*........................................     93,800    3,798,900
Indus Group Inc.*......................................     35,200      906,400
Komag Inc.*............................................     40,000    1,085,000
Medic Computer Sys Inc.*...............................     62,000    2,499,375
Metromail Corp. New*...................................     16,400      299,300
Stormedia Inc., Class A*...............................     57,000      919,125
Sundstrand Corp. ......................................     38,500    1,636,250
3Com Corp.*............................................     58,500    4,292,438
Western Digital Corp.*.................................     10,000      568,750
                                                                   ------------
                                                                     16,005,538
                                                                   ------------
ELECTRONICS
ADC Telecommunications Inc.*...........................     59,000    1,836,375
Analog Devices Inc.*...................................    123,500    4,183,563
Aspen Technology Inc.*.................................      8,500      682,125
Avid Technology Inc.*..................................     41,100      426,413
Credence Systems Corp.*................................     51,000      981,750
Electronics For Imaging Inc.*..........................     30,000    2,467,500
Etec Sys Inc.*.........................................     37,200    1,422,900
Kulicke & Soffa Inds Inc...............................     85,000    1,615,000
LoJack Corp.*..........................................    110,000    1,100,000
Octel Communications Corp.*............................     71,000    1,242,500
Picturetel Corp. New*..................................    103,500    2,691,000
Teleflex Inc...........................................     22,400    1,167,600
Xilinx Inc.*...........................................     77,000    2,834,563
                                                                   ------------
                                                                     22,651,289
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

SOFTWARE
Baan Co. NVF*..........................................     48,000 $  1,668,000
Business Objects SA ADR* **............................     95,000    1,282,500
Cerner Corp.*..........................................     56,500      875,750
HBO & Co. .............................................     80,500    4,779,688
HCIA Inc.*.............................................     36,100    1,245,450
Informix Corp.*........................................     55,500    1,130,813
Intuit Inc.*...........................................     29,000      913,500
Microchip Technology Inc.*.............................     43,000    2,187,625
Parametric Technology Corp.*...........................    101,000    5,188,874
                                                                   ------------
                                                                     19,272,200
                                                                   ------------
TOTAL TECHNOLOGY.......................................              59,325,152
                                                                   ------------
TRANSPORTATION (2.0%)
RAILROADS AND EQUIPMENT
ABC Rail Prods Corp.*..................................     51,000    1,013,625
Railtex Inc.*..........................................     28,000      707,000
                                                                   ------------
                                                                      1,720,625
                                                                   ------------
TRUCKING AND FREIGHT FORWARDING
Landstar Sys Inc.*.....................................     54,800    1,274,100
Polaris Inds Inc. .....................................     38,000      902,500
Teekay Shipping Corp. .................................     29,500      966,125
US Freightways Corp. ..................................     27,000      740,801
                                                                   ------------
                                                                      3,883,526
                                                                   ------------
TOTAL TRANSPORTATION...................................               5,604,151
                                                                   ------------
UTILITIES (1.7%)
ELECTRONIC UTILITIES
Calenergy Inc.*........................................     50,000    1,681,250
                                                                   ------------
GAS AND PIPELINE UTILITIES
Enron Global Pwr Pipelines Llc.........................     30,000      810,000
                                                                   ------------
TELEPHONE
Lci International Inc.*................................    108,500    2,332,750
                                                                   ------------
TOTAL UTILITIES........................................               4,824,000
                                                                   ------------
TOTAL COMMON STOCKS (Cost $197,580,986)................             263,936,315
                                                                   ------------
                                                        PRINCIPAL
                                                        ----------
CONVERTIBLE BONDS (COST $275,000) (0.1%)
Trenwick Group Inc. ................................... $  275,000      290,125
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1996

                                                          UNITS       VALUE
                                                        ---------- ------------

SHORT TERM INVESTMENTS (COST $12,590,967) (4.6%)
State Street Bank Yield Enhanced Short Term Investment
 Fund.................................................  12,590,967 $ 12,590,967
                                                                   ------------
TOTAL INVESTMENTS (100.3%) (COST $210,446,953)........              276,817,407
Other Assets less Liabilities (-0.3%).................                 (901,939)
                                                                   ------------
NET ASSETS (100%).....................................             $275,915,468
                                                                   ============

--------
*  Non-income producing security.
** An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost $272,594,728)......................... $315,074,250
Cash..............................................................       32,414
Receivable for investments sold...................................    3,408,893
Receivable for fund units sold....................................      443,928
Dividends and interest receivable.................................    1,733,590
Unamortized organizational costs..................................      139,059
Other assets......................................................       30,377
                                                                   ------------
  Total Assets....................................................  320,862,511
                                                                   ------------
LIABILITIES
Payable for investments purchased.................................   25,098,449
Investment advisory fee payable...................................      229,995
State Street Bank and Trust Co.--program fee payable..............       93,413
Trustee, management and administration fees payable...............       19,538
American Bar Retirement Association--program fee payable..........       13,906
Other accruals....................................................        1,078
Other liabilities.................................................        4,800
                                                                   ------------
  Total Liabilities...............................................   25,461,179
                                                                   ------------
NET ASSETS (equivalent to $36.76 per unit based
 on 8,036,685 units outstanding).................................. $295,401,332
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment Income
  Dividends (net of foreign tax expense of $23,113)................ $ 3,175,652
  Interest.........................................................   7,485,491
  Other income.....................................................      12,160
                                                                    -----------
    Total investment income........................................  10,673,303
                                                                    -----------
Expenses
  Investment advisory fee..........................................   1,054,148
  State Street Bank and Trust Company--program fee.................   1,061,817
  Trustee, management and administration fees......................     222,594
  American Bar Retirement Association--program fee.................     155,832
  Amortization of organization costs...............................     107,401
  Reports to unitholders...........................................      23,150
  Legal and audit fees.............................................      60,940
                                                                    -----------
    Total expenses.................................................   2,685,882
                                                                    -----------
Net investment income..............................................   7,987,421
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................  26,015,161
  Change in net unrealized appreciation............................   5,122,866
                                                                    -----------
    Net realized and unrealized gain on investments................  31,138,027
                                                                    -----------
Net increase in net assets resulting from operations............... $39,125,448
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                    --------------------------
                                                        1996          1995
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income............................ $  7,987,421  $  7,226,056
  Net realized gain on investments.................   26,015,161    12,645,440
  Net change in unrealized appreciation on
   investments.....................................    5,122,866    36,248,116
                                                    ------------  ------------
  Net increase in net assets resulting from
   operations......................................   39,125,448    56,119,612
                                                    ------------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.......................   19,822,374    32,559,549
  Cost of units redeemed...........................  (28,072,708)  (23,097,710)
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from unitholder transactions....................   (8,250,334)    9,461,839
                                                    ------------  ------------
    Net increase in net assets.....................   30,875,114    65,581,451
NET ASSETS
  Beginning of year................................  264,526,218   198,944,767
                                                    ------------  ------------
  End of year...................................... $295,401,332  $264,526,218
                                                    ============  ============
NUMBER OF UNITS
  Outstanding--beginning of year...................    8,264,600     7,946,412
    Sold...........................................      584,936     1,122,266
    Redeemed.......................................     (812,851)     (804,078)
                                                    ------------  ------------
  Outstanding--end of year.........................    8,036,685     8,264,600
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout period)*

                                                                 JANUARY 2, 1992
                                 FOR THE YEAR ENDED               (COMMENCEMENT
                                    DECEMBER 31,                 OF OPERATIONS)
                         --------------------------------------  TO DECEMBER 31,
                           1996      1995      1994      1993         1992
                         --------  --------  --------  --------  ---------------
Investment income....... $   1.30  $   1.19  $   1.08  $   1.00     $    .89
Expenses................     (.33)     (.29)     (.26)     (.26)        (.25)
                         --------  --------  --------  --------     --------
Net investment income...      .97       .90       .82       .74          .64
Net realized and
 unrealized gain (loss)
 on investments.........     3.78      6.07      (.82)      .82        (1.56)
                         --------  --------  --------  --------     --------
Net increase (decrease)
 in unit value..........     4.75      6.97       --       1.56         (.92)
Net asset value at
 beginning of period....    32.01     25.04     25.04     23.48        24.40
                         --------  --------  --------  --------     --------
Net asset value at end
 of period.............. $  36.76  $  32.01  $  25.04  $  25.04     $  23.48
                         ========  ========  ========  ========     ========
Ratio of expenses to
 average net assets.....      .96%     1.00%     1.03%     1.07%        1.10%
Ratio of net investment
 income to average net
 assets.................     2.85%     3.08%     3.32%     3.05%        2.82%
Portfolio turnover......   180.67%   154.73%   112.51%   153.14%      119.18%
Total return............    14.84%    27.84%      0.0%     6.64%       (3.77%)
Net assets at end of
 period (in thousands).. $295,401  $264,526  $198,945  $193,362     $167,242

--------
* Calculations prepared using the monthly average number of units outstanding during the period.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCKS (57.0%)
BASIC INDUSTRIES (3.8%)
CHEMICALS
Cabot Corp. ...........................................      1,800 $     45,225
Dow Chem Co. ..........................................        600       47,025
Du Pont EI De Nemours & Co. ...........................     21,200    2,000,750
FMC Corp. New *........................................      8,800      617,100
Grace W R & Co. .......................................     36,300    1,878,525
Great Lakes Chemical Corp. ............................      2,800      130,900
Monsanto Co. ..........................................     80,500    3,129,438
Rhone Poulnec S A ADR**................................      3,170      107,384
Rohm & Haas Co. .......................................      1,500      122,438
                                                                   ------------
                                                                      8,078,785
                                                                   ------------
MINING
Cyprus Amax Minerals Co. ..............................      4,000       93,500
Phelps Dodge Corp. ....................................      6,200      418,500
Potash Corp. Sask Inc. ................................        400       34,000
                                                                   ------------
                                                                        546,000
                                                                   ------------
PAPER
Bowater Inc. ..........................................     10,200      383,775
Champion Int'l. Corp. .................................      9,900      428,175
Kimberly Clark Corp. ..................................      9,836      936,879
                                                                   ------------
                                                                      1,748,829
                                                                   ------------
PLASTICS
Illinois Tool Wks Inc. ................................      8,400      670,950
Premark Int'l. Inc. ...................................      3,700       82,325
                                                                   ------------
                                                                        753,275
                                                                   ------------
TOTAL BASIC INDUSTRIES.................................              11,126,889
                                                                   ------------
CAPITAL GOODS (1.1%)
AGRICULTURAL MACHINERY
Deere & Co. ...........................................      5,700      231,563
                                                                   ------------
CONSTRUCTION AND MINING EQUIPMENT
Caterpillar Inc. ......................................      1,100       82,775
Harnischfeger Inds Inc. ...............................      2,600      125,125
                                                                   ------------
                                                                        207,900
                                                                   ------------
ELECTRICAL EQUIPMENT
General Elec Co. ......................................      5,200      514,150
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

INDUSTRIAL MACHINERY
Cummins Engine Inc. ...................................     21,200 $    975,200
Ingersoll Rand Co. ....................................      9,600      427,200
Kennametal Inc. .......................................      1,300       50,538
Parker Hannifin Corp. .................................      2,200       85,250
Tecumseh Prods Co., Class A............................      2,500      143,438
Trinova Corp. .........................................     17,900      651,113
                                                                   ------------
                                                                      2,332,739
                                                                   ------------
TOTAL CAPITAL GOODS....................................               3,286,352
                                                                   ------------
CONSUMER BASICS (17.5%)
DRUGS AND HEALTH CARE
Abbott Labs............................................      3,200      162,400
American Home Products Corp. ..........................     59,000    3,458,875
Baxter Int'l. Inc. ....................................     10,800      442,800
Becton Dickinson & Co. ................................     14,200      615,925
Bergen Brunswig Corp., Class A.........................      4,300      122,550
Bristol Myers Squibb Co. ..............................     40,200    4,371,750
Cardinal Health Inc. ..................................     20,999    1,223,163
Columbia / HCA Healthcare Corp. .......................     15,486      631,055
Foundation Health Corp.*...............................      6,000      190,500
Fresenius Med Care Aktiengesel ADR***..................     27,900      784,688
Guidant Corp. .........................................      4,700      267,900
Healthcare Compare Corp.*..............................     12,500      529,688
Health Mgmt Assoc., Class A*...........................     20,200      454,500
Johnson & Johnson......................................     43,400    2,159,150
Mallinckrodt Inc. New..................................     15,900      701,588
Maxicare Health Plans Inc.*............................      3,100       68,975
Merck & Co. Inc. ......................................      7,900      626,075
Owen Healthcare Inc.*..................................      3,500       92,750
Pharmacia & Upjohn Inc. ...............................     22,000      871,750
Pfizer Inc. ...........................................     26,700    2,212,763
Schering Plough Corp. .................................      6,200      401,450
Smithkline Beecham PLC ADR**...........................     45,900    3,121,200
Tenet Healthcare Corp.*................................      4,800      105,000
                                                                   ------------
                                                                     23,616,495
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

FOOD AND BEVERAGE
Archer Daniels Midland Co. ............................      7,623 $    167,706
Campbell Soup Co. .....................................     29,000    2,327,250
Coca Cola Co. .........................................     79,700    4,194,213
Coca Cola Enterprises Inc. ............................      5,900      286,150
Conagra Inc. ..........................................      7,400      368,150
IBP Inc. ..............................................      4,000       97,000
Pepsico. Inc. .........................................     77,000    2,252,250
Unilever N V...........................................     17,200    3,014,300
                                                                   ------------
                                                                     12,707,019
                                                                   ------------
HOUSEHOLD PRODUCTS
Gillette Co. ..........................................     28,000    2,177,000
Procter & Gamble Co. ..................................     31,700    3,407,750
Tupperware Corp. ......................................      3,700      198,413
                                                                   ------------
                                                                      5,783,163
                                                                   ------------
TOBACCO
Philip Morris Cos. Inc. ...............................     70,800    7,973,850
RJR Nabisco Hldgs Corp. New............................     47,220    1,605,480
                                                                   ------------
                                                                      9,579,330
                                                                   ------------
TOTAL CONSUMER BASICS..................................              51,686,007
                                                                   ------------
CONSUMER DURABLE GOODS (1.7%)
AUTO PARTS
Eaton Corp. ...........................................     11,800      823,050
                                                                   ------------
AUTOMOBILES
Chrysler Corp. ........................................     29,600      976,800
Ford Mtr Co. Del. .....................................      3,700      117,938
General Mtrs Corp. ....................................     39,100    2,179,825
                                                                   ------------
                                                                      3,274,563
                                                                   ------------
TIRES AND RUBBER
Goodyear Tire and Rubber...............................     16,300      837,413
                                                                   ------------
TOTAL CONSUMER DURABLE GOODS...........................               4,935,026
                                                                   ------------
CONSUMER NON-DURABLES (3.7%)
APPAREL AND TEXTILES
Gucci Group N V........................................      7,700      491,838
Springs Inds Inc. .....................................      4,400      189,200
V F Corp. .............................................      4,000      270,000
Warnaco Group Inc. ....................................     14,200      420,675
                                                                   ------------
                                                                      1,371,713
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

PHOTOGRAPHY
Eastman Kodak Co. .....................................     33,500 $  2,688,375
                                                                   ------------
RETAIL TRADE
CVS Corp. .............................................     10,500      434,438
Dillard Dept Stores Inc., Class A......................      2,200       67,925
Home Depot Inc. .......................................     14,033      703,404
Lowes Cos Inc. ........................................     27,600      979,800
May Dept Stores Co. ...................................     26,500    1,238,875
Payless Shoesource Inc.*...............................      9,800      367,500
Pep Boys Manny Moe & Jack..............................     12,600      387,450
Sears Roebuck & Co. ...................................     32,200    1,485,225
                                                                   ------------
                                                                      5,664,617
                                                                   ------------
TOYS, AMUSEMENTS, SPORTING GOODS
Mattel Inc. ...........................................     46,700    1,295,925
                                                                   ------------
TOTAL CONSUMER NON-DURABLES............................              11,020,630
                                                                   ------------
CONSUMER SERVICES (2.5%)
AIR TRAVEL
AMR Corp. Del.*........................................     12,500    1,101,563
Delta Airlines Inc. Del. ..............................      5,700      403,988
UAL Corp.*.............................................      1,100       68,750
                                                                   ------------
                                                                      1,574,301
                                                                   ------------
HOTELS AND RESTAURANTS
Boston Chicken Inc.*...................................      6,300      226,013
Brinker Int'l. Inc.*...................................     20,400      326,400
HFS Inc.*..............................................     27,500    1,643,125
Mirage Resorts Inc.*...................................     13,200      285,450
                                                                   ------------
                                                                      2,480,988
                                                                   ------------
LEISURE TIME
Carnival Corp., Class A................................     37,000    1,221,000
Circus Circus Enterprises Inc.*........................      5,700      195,938
Disney Walt Co. .......................................     18,300    1,274,138
International Game Technology..........................     29,200      532,900
                                                                   ------------
                                                                      3,223,976
                                                                   ------------
TOTAL CONSUMER SERVICES................................               7,279,265
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

ENERGY (2.0%)
DOMESTIC OIL
Atlantic Richfield Co. ................................        800 $    106,000
Panenergy Corp. .......................................      1,200       54,000
Phillips Petroleum Co. ................................     20,600      911,550
Tenneco Inc. New.......................................      7,000      315,875
                                                                   ------------
                                                                      1,387,425
                                                                   ------------
GAS EXPLORATION
Enron Oil & Gas Co. ...................................      9,500      239,875
Union Pacific Res Group Inc. ..........................      8,711      254,797
                                                                   ------------
                                                                        494,672
                                                                   ------------
INTERNATIONAL OIL
Amoco Corp. ...........................................      2,400      193,200
British Petroleum PLC ADR**............................     11,400    1,611,675
Mobil Corp. ...........................................      3,600      440,100
Royal Dutch Petroleum Co. .............................      3,000      512,250
Texaco Inc. ...........................................      4,800      471,000
YPF Sociedad Anonima ADR**.............................      4,800      121,200
                                                                   ------------
                                                                      3,349,425
                                                                   ------------
PETROLEUM SERVICES
Mapco. Inc. ...........................................      7,800      265,200
Repsol S A ADR**.......................................     13,600      518,500
                                                                   ------------
                                                                        783,700
                                                                   ------------
TOTAL ENERGY...........................................               6,015,222
                                                                   ------------
FINANCE (8.2%)
BANKS
Bank New York Inc. ....................................      2,600       87,750
Citicorp...............................................      4,800      494,400
Crestar Finl Corp. ....................................      1,900      141,313
First Chicago Nbd Corp. ...............................     16,590      891,713
First UN Corp. ........................................     14,265    1,055,610
Mellon Bk Corp. .......................................      7,100      504,100
Nationsbank Corp. .....................................      7,300      713,575
Norwest Corp. .........................................     22,600      983,100
Republic NY Corp. .....................................      1,100       89,788
Signet Banking Corp. ..................................      7,400      227,550
Wells Fargo & Co. .....................................      2,700      728,325
                                                                   ------------
                                                                      5,917,224
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

FINANCIAL SERVICES
Allstate Corp. ........................................     19,659 $  1,137,765
American Express Co. ..................................      3,500      197,750
Capital One Finl Corp. ................................      9,400      338,400
Case Corp. ............................................     13,600      741,200
Chase Manhattan Corp. New..............................     33,800    3,016,650
Dean Witter Discover & Co. ............................      1,400       92,750
Federal Nat'l Mtg Assn ................................      6,400      238,400
Federal Home Ln Mtg Corp. .............................      1,700      187,213
Household Int'l. Inc. .................................     15,700    1,448,325
Reliastar Finl Corp. ..................................      1,300       75,075
Salomon Inc. ..........................................      1,000       47,125
                                                                   ------------
                                                                      7,520,653
                                                                   ------------
INSURANCE
Ace Ltd. ..............................................     11,400      685,425
Aetna Inc. ............................................     15,500    1,240,000
American Gen Corp. ....................................      5,700      232,988
American Int'l. Group Inc. ............................     20,400    2,208,300
Cigna Corp. ...........................................      8,200    1,120,325
Chubb Corp. ...........................................      1,100       59,125
Exel Ltd. .............................................     16,600      628,725
ITT Hartford Group Inc. ...............................     21,400    1,444,500
Loews Corp. ...........................................     10,600      999,050
Old Rep Int'l Corp. ...................................      2,850       76,238
Providian Corp. .......................................      5,700      292,838
St Paul Cos Inc. ......................................      4,000      234,500
Transamerica Corp. ....................................     10,187      804,773
Transatlantic Hldgs Inc. ..............................        900       72,450
                                                                   ------------
                                                                     10,099,237
                                                                   ------------
INVESTMENT ADVISORS
Bear Stearns Cos Inc. .................................      9,900      275,963
Lehman Brothers Hldgs Inc. ............................      9,100      285,513
                                                                   ------------
                                                                        561,476
                                                                   ------------
SAVINGS AND LOAN
Great Westn Finl Corp. ................................      3,700      107,300
                                                                   ------------
TOTAL FINANCE..........................................              24,205,890
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

GENERAL BUSINESS (3.0%)
BROADCASTING
Clear Channel Communications*..........................     15,800 $    570,775
Tele Communications Inc. New*..........................     32,300      421,919
                                                                   ------------
                                                                        992,694
                                                                   ------------
BUSINESS SERVICES
Automatic Data Processing Inc. ........................     64,300    2,756,863
First Data Corp. ......................................      8,400      306,600
Gtech Hldgs Corp.*.....................................     13,300      425,600
Olsten Corp. ..........................................      2,400       36,300
Sabre Group Hldgs Inc., Class A*.......................      8,000      223,000
Service Corp. Int'l. ..................................     47,400    1,327,200
                                                                   ------------
                                                                      5,075,563
                                                                   ------------
NEWSPAPERS
Gannett Inc. ..........................................      4,900      366,888
Reuters Hldgs PLC ADR**................................      7,900      604,350
                                                                   ------------
                                                                        971,238
                                                                   ------------
OFFICE FURNISHINGS AND SUPPLY
Standard Register......................................      7,600      247,000
                                                                   ------------
TELECOMMUNICATIONS
Lucent Technologies Inc. ..............................      9,074      419,673
MFS Communications Inc. ...............................     12,900      703,050
Tele Communications Liberty Media Group Inc.*..........     12,750      364,172
                                                                   ------------
                                                                      1,486,895
                                                                   ------------
TOTAL GENERAL BUSINESS.................................               8,773,390
                                                                   ------------
MISCELLANEOUS (0.5%)
CONGLOMERATES
Harcourt Gen Inc. .....................................      7,300      336,713
Textron Inc. ..........................................      8,500      801,125
                                                                   ------------
                                                                      1,137,838
                                                                   ------------
MISCELLANEOUS
Ultramar Diamond Shamrock..............................      6,300      199,238
                                                                   ------------
TOTAL MISCELLANEOUS....................................               1,337,076
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

TECHNOLOGY (9.3%)
AEROSPACE
Allied Signal Inc. ....................................      6,200 $    415,400
Boeing Co. ............................................     26,200    2,787,025
McDonnell Douglas Corp. ...............................      6,200      396,800
TRW Inc. ..............................................      2,000       99,000
United Technologies Corp. .............................     13,200      871,200
U.S. Robotics Corp.*...................................     11,600      835,200
                                                                   ------------
                                                                      5,404,625
                                                                   ------------
COMPUTERS AND BUSINESS EQUIPMENT
Cisco Sys Inc.*........................................     59,300    3,772,963
Compaq Computer Corp.*.................................      7,400      549,450
Hewlett Packard Co. ...................................     51,900    2,607,975
International Business Machines........................      1,800      271,800
Seagate Technology*....................................     14,600      576,700
Stratus Computer Inc.*.................................      2,500       68,125
                                                                   ------------
                                                                      7,847,013
                                                                   ------------
ELECTRONICS
Altera Corp.*..........................................     12,900      937,669
Beckman Instrs Inc. New................................      6,900      264,788
DSC Communications Corp.*..............................     13,800      246,675
Electronic Data Sys Corp. New..........................     18,800      813,100
Honeywell Inc. ........................................      9,400      618,050
Intel Corp. ...........................................     41,100    5,381,531
Molex Inc., Class A....................................     10,300      366,938
Raytheon Co. ..........................................      2,600      125,125
Tektronix Inc. ........................................      2,300      117,875
Xilinx Inc.*...........................................     22,700      835,644
                                                                   ------------
                                                                      9,707,395
                                                                   ------------
SOFTWARE
BMC Software Inc.*.....................................     13,500      558,563
Informix Corp.*........................................     26,900      548,088
Microsoft Corp.*.......................................     19,400    1,602,925
Oracle Sys Corp.*......................................     44,750    1,868,313
                                                                   ------------
                                                                      4,577,889
                                                                   ------------
TOTAL TECHNOLOGY.......................................              27,536,922
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

TRANSPORTATION (0.4%)
RAIL TRANSPORTATION
Burlington Northn Santa Fe.............................      2,700 $    233,213
CSX Corp. .............................................      4,600      194,350
Union Pacific Corp. ...................................     14,300      859,788
                                                                   ------------
                                                                      1,287,351
                                                                   ------------
TOTAL TRANSPORTATION...................................               1,287,351
                                                                   ------------
UTILITIES (2.5%)
ELECTRIC UTILITIES
Central Me Pwr Co. ....................................     10,600      123,225
DQE, Inc. .............................................      5,900      171,100
Entergy Corp. .........................................      4,500      124,875
GPU Inc. ..............................................     16,300      548,088
Peco Energy Co. .......................................     21,300      537,825
Unicom Corp. ..........................................     18,300      496,388
                                                                   ------------
                                                                      2,001,501
                                                                   ------------
GAS AND PIPELINE UTILITIES
Coastal Corp. .........................................     14,300      698,913
                                                                   ------------
TELEPHONE
AT&T Corp. ............................................     43,000    1,870,500
GTE Corp. .............................................     17,200      782,600
MCI Communications Corp. ..............................      2,800       91,525
SBC Communications Inc. ...............................     15,200      786,600
Sprint Corp. ..........................................     32,400    1,291,950
                                                                   ------------
                                                                      4,823,175
                                                                   ------------
TOTAL UTILITIES........................................               7,523,589
                                                                   ------------
COMMON STOCKS FOREIGN (0.8%)
CANADA
ENERGY
Renaissance Energy Ltd.*...............................     31,900    1,086,785
Talisman Energy Inc.*..................................     36,800    1,225,502
                                                                   ------------
TOTAL COMMON STOCKS FOREIGN............................               2,312,287
                                                                   ------------
TOTAL COMMON STOCKS (Cost $126,026,633)................             168,325,896
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                         PRINCIPAL     VALUE
                                                         ---------- ------------

FIXED INCOME (40.6%)
CORPORATE BONDS (4.6%)
ASSET BACKED
Nal Auto Tr 7.30% 12/15/00****.......................... $  189,883 $    190,416
Neiman Marcus Credit Master Tr 7.60% 06/15/03...........  1,310,000    1,357,894
Prime Cr Card Master Tr1 6.75% 11/15/05.................  1,240,000    1,243,484
Railcar Tr No 7.75% 06/01/04............................    634,100      662,000
World Finl Network Cr Card Tr 6.70% 02/15/04............    600,000      604,128
World Omni Automobile Lease 6.55% 06/25/02..............  1,000,000    1,007,180
                                                                    ------------
                                                                       5,065,102
                                                                    ------------
ELECTRIC UTILITIES
Edison Mission Energy Fdg Corp. 7.33% 09/15/08****......    100,000      100,344
Israel Elec Corp. Ltd. 7.25% 12/15/06****...............    225,000      223,700
                                                                    ------------
                                                                         324,044
                                                                    ------------
FINANCE AND BANKING
BT Instl Cap Tr A 8.09% 12/01/26****....................    150,000      148,595
Bankamerica Instl Cap A 8.07% 12/31/26****..............    175,000      176,519
Beverly Finance 8.36% 07/15/04..........................    250,000      262,278
Corestates Cap 8.00% 12/15/26****.......................    125,000      124,849
Creekwood Cap Corp. 8.47% 03/16/15****..................    244,511      261,994
Equitable Life Assur Soc USA 6.95% 12/01/05****.........    250,000      245,245
Excel Paralubes Fdg Corp. 7.43% 11/01/15****............    250,000      247,128
Farmers Ins Exch 8.625% 05/01/24****....................    250,000      255,583
FBS Cap 8.09% 11/15/26****..............................    100,000       97,751
First Chicago Nbd Instl Cap 7.95% 12/01/26****..........    225,000      223,117
First Un Instl Tr I 8.04% 12/01/26****..................    200,000      199,450
Hancock John Mut Life Ins Co. 7.375% 02/14/24...........    250,000      240,968
JPM Cap Tr I 7.54% 01/15/27.............................    305,000      298,073
Massachusetts Mut Life Ins Co. 7.625% 11/15/23****......    250,000      250,190
Metropolitan Life Ins Co. 7.45% 11/01/23****............    250,000      232,715
Nationwide Mutual Life 7.50% 02/15/24****...............    250,000      233,005
New York Life Ins Cor 7.50% 12/15/23****................    250,000      242,230
PNC Instl Cap Tr A 7.95% 12/15/26****...................    350,000      347,599
Principal Mut Life Ins Co. 7.875% 03/01/24****..........    400,000      392,124
Rhone Poulenc A3 8.62% 01/05/21.........................    250,000      268,688
Scotia Pacific Hldg Corp. 7.95% 07/20/15................    218,266      222,715
Town & Ctry Fdg Corp. 5.85% 08/15/98....................    450,000      444,704
Wells Fargo & Co.Mtn Bk Entry 5.562% 01/28/97...........    350,000      348,513
Wells Fargo Cap A 8.125% 12/01/26****...................    275,000      277,492
                                                                    ------------
                                                                       6,041,525
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                         PRINCIPAL     VALUE
                                                         ---------- ------------

INDUSTRIALS
Jet Equip Tr 10.0% 06/15/12****......................... $  350,000 $    401,965
Philip Morris Co. 6.375% 02/01/06.......................    250,000      237,660
RJR Nabisco Inc. 8.75% 04/15/04.........................    160,000      161,482
                                                                    ------------
                                                                         801,107
                                                                    ------------
MISCELLANEOUS
Alcoa Aluminio S A 7.50% 12/16/08.......................    300,000      296,598
                                                                    ------------
OTHER
Fifty Seventh Str Assocs LLC 7.125% 06/01/17****........    249,118      242,332
Oxymar 7.50% 02/15/16****...............................    175,000      168,499
Tele Communications Inc. 9.25% 01/15/23.................    175,000      170,091
                                                                    ------------
                                                                         580,922
                                                                    ------------
OTHER UTILITIES
Mobile Energy Svcs Co. LLC 8.665% 01/01/17..............    215,571      223,981
Ras Laffan Liquefied Nat Gas 8.294% 09/15/14****........    350,000      355,814
                                                                    ------------
                                                                         579,795
                                                                    ------------
TOTAL CORPORATE BONDS...................................              13,689,093
                                                                    ------------
MORTGAGE RELATED (18.7%)
FEDERAL RELATED
Fed Hm Ln PC G00035 10.50% 02/01/21.....................    172,274      190,041
Fed Hm Ln PC G00356 7.00% 06/01/25......................    439,460      432,732
Fed Hm Ln PC G00454 6.50% 02/01/26......................  5,280,986    5,076,348
Fed Hm Ln PC G00576 7.00% 12/01/24......................    683,813      670,644
Fed Hm Ln PC 554922 10.50% 12/01/20.....................    384,237      424,697
Fed Hm Ln PC 555283 10.00% 09/01/17.....................    480,221      526,062
Fed Hm Ln PC 555293 10.00% 11/01/20.....................    433,863      474,942
Fed Hm Ln PC C00291 7.00% 01/01/24......................    216,795      213,602
Fed Hm Ln PC TBA 7.50% 01/01/99***......................  2,200,000    2,202,063
Fed Hm Ln PC 549859 11.00% 09/01/20.....................    161,242      180,540
Fed Hm Ln PC D06744 10.50% 08/01/19.....................    146,216      160,880
Fed Hm Ln PC D06959 10.50% 04/01/16.....................    121,639      134,184
                                                                    ------------
                                                                      10,686,735
                                                                    ------------
GOVERNMENT SPONSORED
FNMA Pool 291293 6.50% 09/01/24.........................     42,075       40,300
FNMA Pool 303157 10.00% 05/01/22........................    246,817      271,921
FNMA Pool 303554 11.50% 09/01/25........................    178,089      202,781
FNMA Pool 311424 6.50% 03/01/26.........................     91,333       87,108
FNMA Pool 318558 6.50% 02/01/26.........................    336,850      321,271

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                         PRINCIPAL     VALUE
                                                         ---------- ------------

FNMA Pool 318974 6.50% 08/01/25......................... $   33,799 $     32,278
FNMA Pool 331874 6.50% 12/01/25.........................     90,880       86,791
FNMA Pool 335339 6.50% 02/01/26.........................    262,885      250,726
FNMA Pool 337423 6.50% 02/01/26.........................    814,143      777,507
FNMA Pool 337430 6.50% 03/01/26.........................    224,460      214,079
FNMA Pool 337434 6.50% 02/01/26.........................    817,668      780,873
FNMA Pool 337850 6.50% 03/01/26.........................    522,668      498,494
FNMA Pool 338197 6.50% 03/01/26.........................    327,178      312,046
FNMA Pool 338235 6.50% 03/01/26.........................    500,495      477,502
FNMA Pool 338305 6.50% 03/01/26.........................    823,084      785,271
FNMA Pool 338767 6.50% 03/01/26.........................    288,813      275,545
FNMA Pool 339230 6.50% 03/01/26.........................    807,217      770,100
FNMA Pool 339442 6.50% 03/01/26.........................    818,384      780,787
FNMA Pool 339837 6.50% 03/01/26.........................  1,351,719    1,289,621
FNMA Pool 343361 6.50% 09/01/24.........................    790,563      757,209
FNMA TBA 7.0% 01/01/99***...............................  6,775,000    6,622,563
FNMA TBA 7.0% 01/01/99***...............................    550,000      537,625
FNMA TBA 15 7.0% 01/01/99***............................  3,575,000    3,494,563
FNMA TBA 30 7.0% 01/01/99***............................  2,900,000    2,834,750
                                                                    ------------
                                                                      22,501,711
                                                                    ------------
OTHER COLLATERALIZED MORTGAGE OBLIGATIONS
AFC Mtg Ln Tr 8.07% 9/25/27.............................    299,999      307,592
Alps 94 1Pass Thru Tr 7.80% 9/15/04.....................    225,000      230,625
Alps 94 1Pass Thru Tr 9.35% 9/15/04.....................    248,732      257,748
Citicorp Mtg Secs Inc. 6.25% 04/25/24...................    550,000      461,137
Dlj Mtg Accep Corp. 7.40% 06/01/03......................    425,855      434,232
Dlj Mtg Accep Corp. 7.20% 07/14/03......................    274,303      277,674
Dlj Mtg Accep Corp. 7.58% 03/13/28......................    250,000      258,693
First Omni Cr Card Master Tst 6.65% 09/15/03............  1,290,000    1,300,875
GE Capital Mtg Svcs Inc. 6.50% 12/25/23.................    300,000      252,000
GE Capital Mtg Services Inc. 7.00% 07/25/24.............    194,106      177,122
Merrill Lynch Mtg Invs Inc. 7.523% 06/15/21.............    400,476      406,735
Mid St Tr II 9.625% 04/01/03............................    500,000      546,290
National Car Rental Finl Corp. 7.35% 10/20/03****.......    250,000      251,980
PNC Mtg Secs Corp. 7.50% 7/25/24........................    425,000      407,601
Rural Hsg Tr 1987 1 3.33% 04/01/26......................    421,962      395,625
Sears Cr Account Master Tr II 6.20% 03/15/02............  1,040,000    1,031,545
Sears Cr Account Master Tr II 6.50% 10/15/03............    600,000      605,058
Standard Cr Card Master Tr I 8.25% 01/07/07.............  1,140,000    1,237,960
Team Fleet Fing Corp. 6.65% 12/15/02****................    250,000      246,770
World Finl Pptys Tower B 6.91% 09/01/13.................    649,510      642,203
                                                                    ------------
                                                                       9,729,465
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                        PRINCIPAL     VALUE
                                                        ---------- ------------

OTHER MARKETABLE MORTGAGE-RELATED SECURITIES
Airplanes Passthrough Tr 6.596% 03/15/19............... $  135,976 $    136,656
FHA GMAC 195 7.43% 11/01/25............................    265,914      257,764
Federal Home Ln Mtg PC Gtd 9.50% 04/15/20..............    110,488      122,744
Federal Home Ln Mtg PC Gtd 10.00% 05/15/20.............    325,000      350,490
Federal Home Ln Mtg PC Gtd 10.00% 06/15/20.............    205,000      223,384
Federal Nat'l Mtg Assn Remic 8.50% 09/25/20............    342,806      352,446
Federal Nat'l Mtg Assn Remic 11.73% 03/25/22...........    100,000      104,312
Prime Ppty Fd 6.633% 07/23/03 ****.....................    250,000      247,760
                                                                   ------------
                                                                      1,795,556
                                                                   ------------
U.S. GUARANTEED
GNMA Pool 008927 6.50% 07/20/26........................  1,777,268    1,805,314
GNMA Pool 033635 11.00% 12/15/09.......................      2,924        3,277
GNMA Pool 034701 11.00% 01/15/10.......................     24,078       26,991
GNMA Pool 038109 11.00% 02/15/10.......................      1,328        1,488
GNMA Pool 040492 11.00% 07/15/10.......................     21,353       23,936
GNMA Pool 041749 11.00% 07/15/10.......................     35,364       39,769
GNMA Pool 041987 11.00% 08/15/10.......................      6,539        7,353
GNMA Pool 042354 11.00% 08/15/10.......................     19,929       22,411
GNMA Pool 048698 11.00% 09/15/10.......................      1,330        1,496
GNMA Pool 058816 11.00% 01/15/13.......................      1,767        1,991
GNMA Pool 134123 11.00% 09/15/15.......................     18,745       21,245
GNMA Pool 141387 11.00% 10/15/15.......................     11,027       12,498
GNMA Pool 232061 10.50% 09/15/17.......................    168,323      188,310
GNMA Pool 274800 10.50% 5/15/19........................      3,306        3,706
GNMA Pool 285191 10.50% 03/15/20.......................     51,565       57,745
GNMA Pool 287170 10.50% 08/15/20.......................    217,680      244,208
GNMA Pool 780488 10.00% 10/15/21.......................    175,000      192,550
GNMA Pool 080011 6.00% 11/20/26........................  1,010,000    1,011,899
GNMA Pool 080022 6.00% 12/20/26........................    353,500      354,165
GNMA TBA 7.50% 01/15/99***.............................  1,950,000    1,950,609
GNMA TBA 7.50% 12/20/99***.............................  2,700,000    2,700,844
GNMA TBA 7.50% 01/15/99***.............................  1,700,000    1,700,531
                                                                   ------------
                                                                     10,372,336
                                                                   ------------
TOTAL MORTGAGE RELATED.................................              55,085,803
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

                                                       PRINCIPAL     VALUE
                                                      ----------- ------------

U.S. TREASURY (17.3%)
DIRECT
United States Treasury Bonds 8.125% 08/15/19......... $ 4,215,000 $  4,875,575
United States Treasury Bonds 8.75% 08/15/20..........   2,080,000    2,562,622
United States Treasury Notes 7.00% 04/15/99..........   2,750,000    2,811,435
United States Treasury Notes 7.125% 09/30/99.........   2,100,000    2,158,086
United States Treasury Notes 7.875% 11/15/04.........   5,520,000    6,023,700
United States Treasury Notes 7.50% 02/15/05..........   6,245,000    6,679,215
United States Treasury Notes 7.125% 2/29/00..........   3,670,000    3,778,375
United States Treasury Notes 6.75% 04/30/00..........   3,770,000    3,841,291
United States Treasury Notes 6.125% 07/31/00.........   3,480,000    3,480,000
United States Treasury Notes 5.875% 04/30/98.........  10,980,000   10,997,129
                                                                  ------------
                                                                    47,207,428
                                                                  ------------
GUARANTEED
Guaranteed Expt Trusts Pdvsa 6.550% 06/15/04.........     917,643      925,135
Resolution Fdg Corp. 8.875% 07/15/20.................   2,560,000    3,116,006
                                                                  ------------
                                                                     4,041,141
                                                                  ------------
TOTAL U.S. TREASURY..................................               51,248,569
                                                                  ------------
TOTAL FIXED INCOME (Cost $119,843,206)...............              120,023,465
                                                                  ------------
SHORT TERM INVESTMENTS (9.1%)
COMMERCIAL PAPER
Commercial Credit Co. 01/14/97.......................   1,800,000    1,796,516
Ford Mtr Cr Co. 01/10/97.............................   1,800,000    1,797,575
General Elec Cap Corp. Disc 01/14/97.................   1,800,000    1,796,490
Household Fin Corp. 01/14/97.........................   1,800,000    1,796,484
Raytheon Co. 01/14/97................................   1,800,000    1,796,516
Siemens Cap Corp. 01/14/97...........................   1,800,000    1,796,516
Toyota Mtr Cr Co. 01/14/97...........................   1,800,000    1,796,516
                                                                  ------------
                                                                    12,576,613
                                                                  ------------
                                                         UNITS
                                                      -----------
OTHER
State Street Bank Yield Enhanced Short Term
 Investment Fund.....................................  14,148,276   14,148,276
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (Cost $26,724,889)......               26,724,889
                                                                  ------------
TOTAL INVESTMENTS (COST $272,594,728) (106.7%).......              315,074,250
Other Assets less Liabilities (-6.7%)................              (19,672,918)
                                                                  ------------
NET ASSETS (100%)....................................             $295,401,332
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

        AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1996

--------
   * Non-income producing security
  ** An American Depository Receipt (ADR) is a certificate issued by a U.S.
     bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States and Canada.
 *** To be announced (TBA) securities are purchased (sold) on a forward commitment basis with an appropriate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement. Unsettled TBA purchase commitments are valued at the current market value of the underlying security. The maturity date disclosed represents the maturity date of the underlying security and the principal amount disclosed represents the contractual amount. The Fund may rollover the TBA commitment into a new TBA commitment prior to settlement if the fund manager deems it appropriate to do so.
**** Security is restricted in accordance with Rule 144A under the Securities
     Act of 1933, which allows for the resale of such securities only to certain qualified buyers. The total cost and market value of Rule 144A securities owned at December 31, 1996 were $6,334,052 and $6,385,166 (2.16% of net assets), respectively.


  The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost $564,888,296)......................... $752,791,114
Cash..............................................................      424,895
Receivable for investments sold...................................      806,506
Receivable for fund units sold....................................      647,332
Dividends and interest receivable.................................      845,555
Unamortized organizational costs..................................      354,713
Other receivables.................................................       47,140
                                                                   ------------
  Total Assets....................................................  755,917,255
                                                                   ------------
LIABILITIES
Payable for investments purchased.................................    2,278,350
Investment advisory fee payable...................................      496,249
State Street Bank and Trust Co.--program fee payable..............      238,431
Trustee, management and administration fees payable...............       49,437
American Bar Retirement Association--program fee payable..........       36,774
Other accruals....................................................       16,093
Other liabilities.................................................        3,872
                                                                   ------------
  Total Liabilities...............................................    3,119,206
                                                                   ------------
NET ASSETS (equivalent to $278.26 per unit based on 2,705,373 units outstanding)............................................... $752,798,049
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment Income
  Dividends (net of foreign tax expense of $90,113)............... $ 12,437,990
  Interest........................................................    1,590,969
                                                                   ------------
    Total investment income.......................................   14,028,959
                                                                   ------------
Expenses
  Investment advisory fee.........................................    2,131,138
  State Street Bank and Trust Company--program fee................    2,628,715
  Trustee, management and administration fees.....................      550,986
  American Bar Retirement Association--program fee................      385,778
  Amortization of organization costs..............................      245,775
  Reports to unitholders..........................................       55,425
  Legal and audit fees............................................      145,901
                                                                   ------------
    Total expenses................................................    6,143,718
                                                                   ------------
Net investment income.............................................    7,885,241
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain...............................................   77,526,269
  Change in net unrealized appreciation...........................   50,117,149
                                                                   ------------
    Net realized and unrealized gain on investments...............  127,643,418
                                                                   ------------
  Net increase in net assets resulting from operations............ $135,528,659
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                    --------------------------
                                                        1996          1995
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income............................ $  7,885,241  $  5,626,845
  Net realized gain on investments.................   77,526,269    56,424,537
  Net change in unrealized appreciation on
   investments.....................................   50,117,149   106,003,676
                                                    ------------  ------------
  Net increase in net assets resulting from
   operations......................................  135,528,659   168,055,058
                                                    ------------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.......................   36,326,804    36,551,989
  Cost of units redeemed...........................  (56,891,452)  (46,208,502)
                                                    ------------  ------------
  Net decrease in net assets resulting from
   unitholder transactions.........................  (20,564,648)   (9,656,513)
                                                    ------------  ------------
    Net increase in net assets.....................  114,964,011   158,398,545
NET ASSETS
  Beginning of year................................  637,834,038   479,435,493
                                                    ------------  ------------
  End of year...................................... $752,798,049  $637,834,038
                                                    ============  ============
NUMBER OF UNITS
  Outstanding--beginning of year...................    2,781,980     2,827,713
    Sold...........................................      146,346       188,320
    Redeemed.......................................     (222,953)     (234,053)
                                                    ------------  ------------
  Outstanding--end of year.........................    2,705,373     2,781,980
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                                                 JANUARY 2, 1992
                                 FOR THE YEAR ENDED               (COMMENCEMENT
                                    DECEMBER 31,                 OF OPERATIONS)
                         --------------------------------------  TO DECEMBER 31,
                           1996      1995      1994      1993         1992
                         --------  --------  --------  --------  ---------------
Investment income....... $   5.07  $   3.88  $   3.48  $   3.16     $   3.20
Expenses................    (2.22)    (1.88)    (1.60)    (1.52)       (1.45)
                         --------  --------  --------  --------     --------
Net investment income...     2.85      2.00      1.88      1.64         1.75
Net realized and
 unrealized gain
 on investments.........    46.14     57.72       .61     12.99         3.00
                         --------  --------  --------  --------     --------
Net increase............    48.99     59.72      2.49     14.63         4.75
Net asset value at
 beginning of period....   229.27    169.55    167.06    152.43       147.68
                         --------  --------  --------  --------     --------
Net asset value at end
 of period.............. $ 278.26  $ 229.27  $ 169.55  $ 167.06     $ 152.43
                         ========  ========  ========  ========     ========
Ratio of expenses to
 average net assets.....      .88%      .92%      .95%      .96%        1.01%
Ratio of net investment
 income to average net
 assets.................     1.13%      .98%     1.12%     1.03%        1.22%
Portfolio turnover......    63.70%    60.38%    58.78%    81.50%       46.26%
Total return............    21.37%    35.23%     1.49%     9.60%        3.22%
Net assets at end of
 period (in thousands).. $752,798  $637,834  $479,435  $471,398     $427,933

--------
* Calculations prepared using the monthly average number of units outstanding during the period.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCKS (98.4%)
BASIC INDUSTRIES (4.4%)
ALUMINUM
Aluminum Co. Amer......................................     68,000 $  4,335,000
                                                                   ------------
CHEMICALS
Air Prods & Chems Inc. ................................     56,000    3,871,000
Georgia Gulf Corp. ....................................     79,800    2,144,625
IMC Global Inc. .......................................     76,000    2,973,500
Zeneca Group PLC ADR**.................................     55,800    4,687,200
                                                                   ------------
                                                                     13,676,325
                                                                   ------------
PAPER
James Riv Corp. Va.....................................    121,200    4,014,750
Kimberly Clark Corp. ..................................     62,400    5,943,600
                                                                   ------------
                                                                      9,958,350
                                                                   ------------
PLASTICS
Illinois Tool Wks Inc. ................................     62,000    4,952,250
                                                                   ------------
TOTAL BASIC INDUSTRIES.................................              32,921,925
                                                                   ------------
CAPITAL GOODS (5.4%)
CONSTRUCTION AND MINING
Dover Corp. ...........................................     78,400    3,939,600
                                                                   ------------
ELECTRICAL EQUIPMENT
Boston Scientific Corp.*...............................     16,000      960,000
General Elec Co. ......................................    155,000   15,325,625
General Instrument Corp. ..............................     54,000    1,167,750
Philips Electrs N V....................................    116,000    4,640,000
                                                                   ------------
                                                                     22,093,375
                                                                   ------------
INDUSTRIAL MACHINERY
Applied Materials Inc. ................................    150,000    5,390,625
York Int'l. Corp. .....................................     78,100    4,363,838
                                                                   ------------
                                                                      9,754,463
                                                                   ------------
POLLUTION CONTROL
Browning Ferris Inds Inc. .............................    126,000    3,307,500
WMX Technologies Inc. .................................     51,500    1,680,188
                                                                   ------------
                                                                      4,987,688
                                                                   ------------
TOTAL CAPITAL GOODS....................................              40,775,126
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

CONSUMER BASICS (23.0%)
DRUGS AND HEALTH CARE
Abbott Labs............................................    131,000 $  6,648,250
American Home Products Corp. ..........................     31,600    1,852,550
Amgen Inc.*............................................     46,000    2,501,250
Astra AB ADR**.........................................    180,000    8,820,000
Cardinal Health Inc. ..................................     64,350    3,748,388
Centocor Inc.*.........................................     37,000    1,322,750
Columbia / HCA Healthcare Corp. .......................    104,050    4,240,038
FHP International Corp.*...............................     74,700    2,773,238
Forest Labs Inc.*......................................     23,000      753,250
Guidant Corp. .........................................    210,000   11,970,000
Johnson & Johnson......................................     69,600    3,462,600
Lilly Eli & Co. .......................................    142,800   10,424,400
Medtronic Inc. ........................................     38,100    2,590,800
Merck & Co. Inc. ......................................    135,000   10,698,750
Pacificare Health Sys Inc. Class B*....................     51,500    4,390,375
Pharmacia & Upjohn Inc. ...............................    154,000    6,102,250
Pfizer Inc. ...........................................    226,000   18,729,750
Sangstat Med Corp.*....................................     39,800    1,054,700
Smithkline Beecham PLC ADR**...........................     81,000    5,508,000
United Healthcare Corp. ...............................     96,800    4,356,000
Vivra Inc.*............................................     27,000      745,875
Warner Lambert Co. ....................................     61,600    4,620,000
                                                                   ------------
                                                                    117,313,214
                                                                   ------------
FOOD AND BEVERAGE
Archer Daniels Midland Co. ............................    135,000    2,970,000
CPC Int'l. Inc. .......................................     46,000    3,565,000
Coca Cola Co. .........................................     75,000    3,946,875
Coca Cola Co. Enterprises Inc. ........................     45,000    2,182,500
Conagra Inc. ..........................................     90,000    4,477,500
Kellogg Co. ...........................................     56,000    3,675,000
McCormick & Co. Inc. ..................................     97,300    2,292,631
Panamerican Beverages Inc. Class A.....................     20,000      937,500
Pepsico Inc. ..........................................     89,000    2,603,250
Pioneer Hi Bred Int'l. Inc. ...........................     14,000      980,000
                                                                   ------------
                                                                     27,630,256
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

HOUSEHOLD PRODUCTS
Colgate Palmolive Co. .................................     34,000 $  3,136,500
Gillette Co. ..........................................     66,300    5,154,825
Procter & Gamble Co. ..................................     28,000    3,010,000
                                                                   ------------
                                                                     11,301,325
                                                                   ------------
RETAIL GROCERY
Safeway Inc. New*......................................     93,100    3,980,025
                                                                   ------------
TOBACCO
Philip Morris Cos. Inc. ...............................    117,000   13,177,125
                                                                   ------------
TOTAL CONSUMER BASICS..................................             173,401,945
                                                                   ------------
CONSUMER DURABLE GOODS (1.0%)
AUTOMOBILES
Honda Motor Ltd. ADR**.................................     70,000    3,963,750
Volvo Aktiebolaget ADR**...............................    158,500    3,447,375
                                                                   ------------
TOTAL CONSUMER DURABLE GOODS...........................               7,411,125
                                                                   ------------
CONSUMER NON-DURABLES (5.6%)
APPAREL AND TEXTILES
Liz Claiborne Inc. ....................................     23,000      888,375
Nike Inc. Class B......................................     43,100    2,575,225
V F Corp. .............................................     40,400    2,727,000
                                                                   ------------
                                                                      6,190,600
                                                                   ------------
COSMETICS AND TOILETRIES
Avon Products Inc. ....................................     33,700    1,925,113
Revlon Inc. Class A*...................................     53,000    1,583,375
                                                                   ------------
                                                                      3,508,488
                                                                   ------------
RETAIL TRADE
Autozone Inc.*.........................................     76,600    2,106,500
CVS Corp. .............................................     20,000      827,500
Federated Dept Stores Inc. Del.*.......................     59,000    2,013,375
Home Depot Inc. .......................................     68,500    3,433,563
Limited Inc. ..........................................    100,000    1,837,500
Nine West Group Inc.*..................................     21,000      973,875
Price Costco. Inc.*....................................    125,700    3,158,213
TJX Co. S Inc. New.....................................     74,000    3,505,750
Toys R Us Inc.*........................................    116,200    3,486,000
Wal Mart Stores Inc. ..................................     75,000    1,715,625
Woolworth Corp.*.......................................    205,000    4,484,375
                                                                   ------------
                                                                     27,542,276
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

TOYS, AMUSEMENTS, SPORTING GOODS
Hasbro Inc.............................................    118,000 $  4,587,250
                                                                   ------------
TOTAL CONSUMER NON-DURABLES............................              41,828,614
                                                                   ------------
CONSUMER SERVICES (3.0%)
AIR TRAVEL
Delta Airlines Inc. Del................................     73,138    5,183,656
                                                                   ------------
HOTELS AND RESTAURANTS
Hilton Hotels Corp.....................................    160,200    4,185,225
Host Marriott Corp.*...................................    307,000    4,912,000
Marriot Int'l. Inc.....................................     17,000      939,250
                                                                   ------------
                                                                     10,036,475
                                                                   ------------
LEISURE TIME
Disney Walt Co.........................................     63,179    4,398,838
Doubletree Corp.*......................................     22,000      990,000
Harrah's Entertainment Inc.*...........................     88,500    1,758,938
                                                                   ------------
                                                                      7,147,776
                                                                   ------------
TOTAL CONSUMER SERVICES................................              22,367,907
                                                                   ------------
ENERGY (7.1%)
DOMESTIC OIL
Atlantic Richfield Co. ................................     53,600    7,102,000
USX Marathon Group New.................................    116,100    2,771,888
                                                                   ------------
                                                                      9,873,888
                                                                   ------------
GAS EXPLORATION
BJ Svcs Co.*...........................................     19,000      969,000
Burlington Res Inc. ...................................     50,200    2,528,825
Enron Corp. ...........................................     91,000    3,924,375
Union Pacific Res Group Inc. ..........................    121,951    3,567,067
                                                                   ------------
                                                                     10,989,267
                                                                   ------------
INTERNATIONAL OIL
British Petroleum PLC ADR**............................      7,000      989,625
Chevron Corp. .........................................     51,000    3,315,000
Mobil Corp. ...........................................     25,000    3,056,250
Royal Dutch Petroleum Co. .............................     23,000    3,927,250
Shell Trans & Trading PLC..............................     40,000    4,095,000
                                                                   ------------
                                                                     15,383,125
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

PETROLEUM SERVICES
Helmerich and Payne Inc. ..............................     74,100 $  3,862,463
Schlumberger Ltd. .....................................    108,300   10,816,463
Western Atlas Inc.*....................................     35,000    2,480,625
                                                                   ------------
                                                                     17,159,551
                                                                   ------------
TOTAL ENERGY...........................................              53,405,831
                                                                   ------------
FINANCE (13.8%)
BANKS
Bankamerica Corp. .....................................     66,000    6,583,500
Chase Manhattan Corp. New..............................     59,200    5,283,600
Citicorp...............................................     26,000    2,678,000
First Chicago Nbd Corp. ...............................     73,690    3,960,838
First Sec Corp. Del. ..................................     28,000      945,000
Morgan J P & Co. Inc. .................................     39,066    3,813,818
Nationsbank Corp. .....................................     48,200    4,711,550
PNC Bank Corp. ........................................    149,000    5,606,125
Suntrust Bks Inc. .....................................     80,000    3,940,000
Wells Fargo & Co. .....................................     13,500    3,641,625
                                                                   ------------
                                                                     41,164,056
                                                                   ------------
FINANCIAL SERVICES
Allstate Corp. ........................................    100,500    5,816,438
Associates First Cap Corp. Class A.....................     66,100    2,916,663
Federal Nat'l Mtg Assn.................................     75,000    2,793,750
Green Tree Finl Corp. .................................    100,800    3,893,400
Household Int'l. Inc. .................................     10,000      922,500
Merrill Lynch & Co. Inc. ..............................     30,600    2,493,900
Student Ln Marketing Assn. New.........................     45,500    4,237,188
                                                                   ------------
                                                                     23,073,839
                                                                   ------------
INSURANCE
American Int'l. Group Inc. ............................     73,187    7,922,493
Cincinnati Finl Corp. .................................     64,229    4,166,856
Exel Ltd. .............................................    222,000    8,408,250
General Re Corp. ......................................     43,500    6,862,125
PMI Group Inc. ........................................     17,000      941,375
                                                                   ------------
                                                                     28,301,099
                                                                   ------------
INVESTMENT ADVISORS
Edwards AG Inc. .......................................     95,500    3,211,188
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

SAVINGS AND LOAN
Ahmanson H F and Co. ..................................     95,000 $  3,087,500
Golden West Finl Corp. Del.............................     75,000    4,734,375
                                                                   ------------
                                                                      7,821,875
                                                                   ------------
TOTAL FINANCE..........................................             103,572,057
                                                                   ------------
GENERAL BUSINESS (9.7%)
BROADCASTING
TCI Satellite Entertainment Inc. Class A*..............     13,000      128,375
Tele Communications Inc. New*..........................    130,000    1,698,125
U S West Inc.*.........................................    205,000    3,792,500
Viacom Inc. Class A*...................................     70,000    2,415,000
Viacom Inc. Class B*...................................     20,500      714,938
                                                                   ------------
                                                                      8,748,938
                                                                   ------------
BUSINESS SERVICES
America Online Inc. Del.*..............................     90,000    2,992,500
Bisys Group Inc.*......................................     23,000      852,438
CUC Int'l. Inc.*.......................................    112,800    2,679,000
Cognizant Corp.*.......................................     56,000    1,848,000
Danka Bus Sys ADR**....................................     23,000      813,625
First Data Corp. ......................................     97,108    3,544,442
Information Res Inc.*..................................     72,000    1,008,000
Interpublic Group Cos Inc. ............................     90,000    4,275,000
Nokia Corp. ADR**......................................     47,000    2,708,375
Olsten Corp.*..........................................     40,000      605,000
Service Corp. Int'l. ..................................     63,200    1,769,600
                                                                   ------------
                                                                     23,095,980
                                                                   ------------
NEWSPAPERS
Gannett Inc. ..........................................     39,000    2,920,125
Newscorp Ltd., New ADR**...............................     90,000    1,878,750
Newscorp Ltd. ADR**....................................     45,000      793,125
                                                                   ------------
                                                                      5,592,000
                                                                   ------------
OFFICE FURNISHINGS AND SUPPLIES
Avery Dennison Corp. ..................................     28,000      990,500
Staples Inc.*..........................................    172,800    3,121,200
                                                                   ------------
                                                                      4,111,700
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

PUBLISHING
Dun & Bradstreet Corp. ................................     56,000 $  1,330,000
Jostens Inc. ..........................................    169,958    3,590,363
Time Warner Inc. ......................................    168,500    6,318,750
                                                                   ------------
                                                                     11,239,113
                                                                   ------------
TELECOMMUNICATIONS SERVICES
Ascend Communications Inc.*............................     56,900    3,534,913
Cascade Communications Corp.*..........................      6,000      330,750
Lucent Technologies Inc. ..............................     93,200    4,310,500
MFS Communications Inc.*...............................    140,800    7,673,600
Paging Network Inc.*...................................     52,000      793,000
Qualcomm Inc.*.........................................     52,800    2,105,400
Tele Communications Inc. New*..........................     64,500    1,842,281
                                                                   ------------
                                                                     20,590,444
                                                                   ------------
TOTAL GENERAL BUSINESS.................................              73,378,175
                                                                   ------------
MISCELLANEOUS (1.5%)
CONGLOMERATES
Textron Inc. ..........................................     57,000    5,372,250
U S Inds Inc. New*.....................................     53,700    1,845,938
                                                                   ------------
                                                                      7,218,188
                                                                   ------------
MISCELLANEOUS
Acnielson Corp.*.......................................     59,999      907,485
Planet Hollywood Int'l. Inc.*..........................     39,000      770,250
Saks Hldgs Inc.*.......................................     37,000      999,000
Transocean Offshore Inc. ..............................     23,600    1,477,950
                                                                   ------------
                                                                      4,154,685
                                                                   ------------
TOTAL MISCELLANEOUS....................................              11,372,873
                                                                   ------------
TECHNOLOGY (20.2%)
AEROSPACE
Allied Signal Inc. ....................................     14,000      938,000
Boeing Co. ............................................    190,575   20,272,416
Lockheed Martin Corp. .................................     69,500    6,359,250
U S Robotics Corp.*....................................     56,100    4,039,200
                                                                   ------------
                                                                     31,608,866
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

COMPUTERS AND BUSINESS EQUIPMENT
Cabletron Systems Inc.*................................     97,100 $  3,228,575
Cisco. Sys Inc.*.......................................    144,000    9,162,000
Compaq Computer Corp.*.................................     19,000    1,410,750
EMC Corp.*.............................................     32,000    1,060,000
International Business Machines........................     50,200    7,580,200
Netscape Communications Corp.*.........................     62,900    3,577,438
Seagate Technology*....................................    109,000    4,305,500
Sun Microsystems Inc.*.................................     32,000      822,000
Sundstrand Corp. ......................................     51,000    2,167,500
3COM Corp.*............................................     25,000    1,834,375
Xerox Corp. ...........................................     94,500    4,973,063
                                                                   ------------
                                                                     40,121,401
                                                                   ------------
ELECTRONICS
Adaptec Inc.*..........................................     74,400    2,976,000
Apple Computer*........................................     92,900    1,939,288
Ericsson L M Tel Co. Class B ADR**.....................    211,000    6,369,563
Honeywell Inc. ........................................     72,400    4,760,300
Intel Corp. ...........................................    172,600   22,599,813
KLA Instrs Corp.*......................................    145,000    5,147,500
LSI Logic Corp.*.......................................     65,000    1,738,750
Newbridge Networks Corp.*..............................     33,000      932,250
SGS Thomson Microelectronics*..........................     16,000    1,120,000
Teradyne Inc.*.........................................    170,000    4,143,750
                                                                   ------------
                                                                     51,727,214
                                                                   ------------
SOFTWARE
Computer Assoc Int'l. Inc. ............................     78,925    3,926,519
HBO & Co. .............................................     76,500    4,542,188
Informix Corp.*........................................     58,000    1,181,750
Microsoft Corp.*.......................................    122,800   10,146,350
Oracle Sys Corp.*......................................    124,000    5,177,000
Sterling Comm. Inc.*...................................     32,000    1,128,000
Sterling Software Inc.*................................     12,000      379,500
Sybase Inc.*...........................................    143,000    2,386,313
                                                                   ------------
                                                                     28,867,620
                                                                   ------------
TOTAL TECHNOLOGY.......................................             152,325,101
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1996

                                                          SHARES      VALUE
                                                        ---------- ------------

TRANSPORTATION (0.5)%
RAILROADS AND EQUIPMENT
Union Pacific Corp. ...................................     65,000 $  3,908,125
                                                                   ------------
TOTAL TRANSPORTATION...................................               3,908,125
                                                                   ------------
UTILITIES (3.2%)
GAS AND PIPELINE UTILITIES
MCN Corp. .............................................     22,000      635,250
Sonat Inc. ............................................     59,400    3,059,100
                                                                   ------------
                                                                      3,694,350
                                                                   ------------
TELEPHONE
Airtouch Communications Inc.*..........................     83,300    2,103,325
AT & T Corp. ..........................................     73,975    3,217,913
GTE Corp. .............................................     78,000    3,549,000
MCI Communications Corp. ..............................    102,000    3,334,125
Telephone & Data Sys Inc. .............................     64,200    2,327,250
Worldco Inc.*..........................................    237,700    6,195,040
                                                                   ------------
                                                                     20,726,653
                                                                   ------------
TOTAL UTILITIES........................................              24,421,003
                                                                   ------------
TOTAL COMMON STOCKS (Cost $553,186,989)................             741,089,807
                                                                   ------------
                                                          UNITS
                                                        ----------
SHORT TERM INVESTMENTS (COST $11,701,307) (1.6%)
State Street Bank Yield Enhanced Short Term Investment
 Fund)................................................. 11,701,307   11,701,307
                                                                   ------------
TOTAL INVESTMENTS (Cost $564,888,296) (100%)...........             752,791,114
Other Assets less Liabilities (0.0%)...................                   6,935
                                                                   ------------
NET ASSETS (100%)......................................            $752,798,049
                                                                   ============

--------
*    Non-income producing security.
** An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments:
 ABA Members/Pooled Stable Asset Fund Trust, at value (cost
  $633,897,240)................................................... $633,897,240
State Street Bank Yield Enhanced Short Term Investment Fund, at
 value (cost $1,358,947)..........................................    1,358,947
Unamortized organizational costs..................................      299,520
                                                                   ------------
  Total Assets....................................................  635,555,707
                                                                   ------------
LIABILITIES
Payable for fund units redeemed...................................      443,785
State Street Bank and Trust Co.--program fee payable..............      196,940
Trustee, management and administration fees payable...............      106,748
American Bar Retirement Association--program fee payable..........       30,187
Other accruals....................................................       15,278
                                                                   ------------
  Total Liabilities...............................................      792,938
                                                                   ------------
Net assets (equivalent to $1.00 per unit based on 634,762,769 units outstanding)............................................... $634,762,769
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Interest income....................................................  $36,000,595
                                                                     -----------
Expenses
  State Street Bank and Trust Company--program fee.................    2,337,676
  Trustee, management and administration fees......................    1,235,231
  American Bar Retirement Association--program fee.................      343,088
  Amortization of organization costs...............................      205,836
  Reports to unitholders...........................................       23,275
  Legal and audit fees.............................................       61,272
                                                                     -----------
    Total expenses.................................................    4,206,378
                                                                     -----------
Net investment income and net increase in net assets resulting from operations........................................................  $31,794,217
                                                                     ===========



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                                   ----------------------------
                                                       1996           1995
                                                   -------------  -------------
FROM OPERATIONS
  Net investment income and net increase in net
   assets resulting from operations..............  $  31,794,217  $  28,957,399
                                                   -------------  -------------
  Reinvestment of net investment income..........    (31,794,217)   (28,957,399)
                                                   -------------  -------------
FROM UNITHOLDER TRANSACTIONS (at $1.00 per unit):
  Proceeds from units issued.....................    102,727,142     98,534,266
  Units issued in connection with reinvestment of
   net investment income.........................     31,794,217     28,957,399
  Units issued in connection with acquisition of
   Blended Rate Fund.............................            --     222,343,776
  Cost of units redeemed.........................   (129,966,222)  (211,607,186)
                                                   -------------  -------------
  Net increase in net assets resulting from
   unitholder transactions.......................      4,555,137    138,228,255
                                                   -------------  -------------
    Net increase in net assets...................      4,555,137    138,228,255
NET ASSETS
  Beginning of year..............................    630,207,632    491,979,377
                                                   -------------  -------------
  End of year....................................  $ 634,762,769  $ 630,207,632
                                                   =============  =============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the year)*

                                            FOR THE YEAR ENDED
                                               DECEMBER 31,
                               ------------------------------------------------
                                 1996      1995      1994      1993      1992
                               --------  --------  --------  --------  --------
Investment income............  $   .058  $   .061  $   .043  $   .035  $   .042
Expenses.....................     (.007)    (.007)    (.007)    (.008)    (.008)
                               --------  --------  --------  --------  --------
Net investment income........      .051      .054      .036      .027      .034
Reinvestment of net
 investment income...........     (.051)    (.054)    (.036)    (.027)    (.034)
                               --------  --------  --------  --------  --------
Net asset value at beginning
 and end of period...........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Ratio of expenses to average
 net assets..................       .68%      .73%      .73%      .75%      .79%
Ratio of net investment
 income to average net
 assets......................      5.15%     5.32%     3.55%     2.77%     3.45%
Net assets at end of year (in
 thousands)..................  $634,763  $630,208  $491,979  $509,905  $589,882

--------
* Calculations prepared using the monthly average number of units outstanding during the period.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

UNITS OF COLLECTIVE INVESTMENT FUNDS

State Street Bank ABA Members/Pooled Stable Asset Fund Trust
 ("SAFT") (Units 633,897,240) (a)................................ $633,897,240
State Street Bank Yield Enhanced Short Term Investment Fund
 (Units 1,358,947)...............................................    1,358,947
                                                                  ------------
TOTAL INVESTMENTS (Cost $635,256,187) (100.1%)...................  635,256,187
OTHER ASSETS LESS LIABILITIES (-0.1%)............................     (493,418)
                                                                  ------------
NET ASSETS (100.0%).............................................. $634,762,769
                                                                  ============

--------
(a) The Stable Asset Return Fund participates in the following SAFT investments:

                                               EFFECTIVE ANNUAL INVESTMENTS AT
                                               PERCENTAGE RATE  CONTRACT VALUE
                                                     1996          (NOTE 2)
                                               ---------------- --------------
   INVESTMENT CONTRACTS
   Allstate Life Insurance Company
    9 Investment Contracts
    (Maturities ranging from April 1, 1997 to
    July 31, 1999)............................    6.52-7.53%     $22,412,049
   Continental Assurance Company
    6 Investment Contracts
    (Maturities ranging from July 31, 1997 to
    December 31, 2002)........................    6.00-7.32       38,158,411
   Hartford Life Insurance Company
    1 Investment Contract
    (Maturities ranging from September 30,
    1997 to December 31, 1998)................    4.70-6.44        3,670,654
   John Hancock Mutual Life Insurance Company
    6 Investment Contracts
    (Maturities ranging from March 31, 1997 to
    November 30, 2002)........................    5.06-7.75       21,001,014
   Life of Virginia
    3 Investment Contracts, Indexed
    (Maturities ranging from June 30, 1999 to
    August 31, 2001 and upon funds request)...    4.71-7.10       16,071,657
   Metropolitan Life Insurance Company
    3 Investment Contracts
    (Maturities ranging from August 31, 1997
    to February 28, 2001).....................    6.08-6.37       25,253,870
   New York Life Asset Management
    6 Investment Contracts
    (Maturities ranging from March 31, 1997 to
    October 31, 1999).........................    5.51-6.93       25,025,322
   Pacific Mutual Life Insurance Company
    3 Investment Contracts, Indexed
    (Maturities ranging from May 31, 1997 to
    January 31, 2002).........................    5.17-6.91       25,609,410
   Principal Mutual Life Insurance Company
    6 Investment Contracts
    (Maturities ranging from September 30,
    1997 to February 28, 2002)................    5.70-7.20       21,025,685
   Provident Life and Accident Assurance
    Company
    2 Investment Contracts
    (Maturities ranging from December 31, 1997
    to March 31, 1998)........................    5.10-7.48        9,047,183
   Providian Capital Management
    5 Investment Contracts
    (Maturities ranging from April 30, 1997 to
    March 31, 2002)...........................    6.67-7.03       29,528,045

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                EFFECTIVE ANNUAL INVESTMENTS AT
                                                PERCENTAGE RATE  CONTRACT VALUE
                                                      1996          (NOTE 2)
                                                ---------------- --------------
   INVESTMENT CONTRACTS (CONTINUED)
   Prudential Asset Management
    4 Investment Contracts
    (Maturities ranging from Janury 31, 1997 to
    January 31, 2000)..........................      5.19-7.35%   $ 22,241,208
   Sun Life of Canada
    2 Investment Contracts
    (Maturities ranging from December 31, 1999
    to April 30, 2001).........................      6.82-6.87      17,484,554
   Transamerica Asset Management
    1 Investment Contract
    (Maturities ranging from September 1, 1997
    to August 31, 2000)........................           6.25       4,324,032
                                                                  ------------
   Total Investment Contracts (Cost
    $280,853,094)..............................                    280,853,094
                                                                  ------------
   SYNTHETIC INVESTMENT CONTRACTS*
   CDC Investment Management Group
    1 Investment Contract
    (Maturities ranging from February 29, 1997
    to December 31, 1999)
   Underlying Security:
    FHLMC, 6.75%, 10/15/13, principal
    $8,330,000
    Total market value $8,272,489, wrapper
    ($340,233).................................           7.70       7,932,256
   J. P. Morgan
    1 Investment Contract
    (Maturities ranging from January 15, 1997
    to January 15, 1999)
   Underlying Security:
    U.S. Treasury Note, 6.375%, 1/15/99,
    principal $6,451,000
    Total market value $6,415,869, wrapper
    $1,252,910.................................           5.28       7,668,779
   Morgan Guaranty Trust Company
    1 Investment Contract
    (Maturities ranging from December 15, 1999
    to May 15, 2001)
   Underlying Security:
    Advanta Credit Card Master Trust, 5.655%,
    11/13/03, principal $10,000,000
    Total market value $9,849,572, wrapper
    $388,599...................................           7.06      10,238,171
                                                                  ------------
   Total Synthetic Investment Contracts (Cost
    $25,839,206)...............................                     25,839,206
                                                                  ------------
                                                                   AMORTIZED
                                                      COST           VALUE
                                                ---------------- --------------
   SHORT TERM INVESTMENTS
   State Street Bank Yield Enhanced Short Term
    Investment Fund--327,204,940 units.........   $327,204,940     327,204,940
                                                                  ------------
   Total investments (cost $633,897,240).......                   $633,897,240
                                                                  ============

--------
* Synthetic investment contracts represent individual assets placed in a trust with ownership by the fund and a third party issues a wrapper contract that provides that holders can, and must, execute transactions at contract value. Individual assets of the synthetic contracts are valued at representative quoted market prices. The wrapper is valued as the difference between the fair value of the assets and contract value of the investment contract.

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
Investments:
State Street Bank Flagship S&P 500 Index Fund, at value (cost
 $50,726,746 and units 522,641).................................... $62,405,446
State Street Bank Russell Special Small Company Common Trust Fund,
 at value (cost $18,314,033 and units 1,372,227)...................  20,005,704
Cash...............................................................     145,835
Receivable for fund units sold.....................................     473,697
Unamortized organizational costs...................................      38,911
                                                                    -----------
  Total Assets.....................................................  83,069,593
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................     146,836
State Street Bank and Trust Co.--program fee payable...............      25,728
Trustee, management and administration fees payable................      12,078
American Bar Retirement Association--program fee payable...........       3,755
Other accruals.....................................................         193
                                                                    -----------
  Total Liabilities................................................     188,590
                                                                    -----------
Net assets (equivalent to $16.86 per unit based on 4,914,409 units outstanding)...................................................... $82,881,003
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividend income.................................................. $ 1,212,076
                                                                    -----------
    Total investment income........................................   1,212,076
                                                                    -----------
EXPENSES
  State Street Bank and Trust Co.--program fee.....................     249,826
  Trustee, management and administration fees......................     120,881
  American Bar Retirement Association--program fee.................      36,659
  Amortization of organization costs...............................      19,404
  Legal and audit fees.............................................      19,983
  Report to unitholders............................................       7,591
                                                                    -----------
    Total expenses.................................................     454,344
                                                                    -----------
Net investment income..............................................     757,732
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) INVESTMENTS
  Net realized gain................................................   5,721,776
  Change in net unrealized appreciation on investments.............   6,212,264
                                                                    -----------
    Net realized and unrealized gain on investments................  11,934,040
                                                                    -----------
Net increase in net assets resulting from operations............... $12,691,772
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
FROM OPERATIONS
  Net investment income (loss)....................... $   757,732  $  (140,720)
  Net realized gain on investments...................   5,721,776      673,628
  Net change in unrealized appreciation on
   investments.......................................   6,212,264    6,934,028
                                                      -----------  -----------
  Net increase in net assets resulting from
   operations........................................  12,691,772    7,466,936
                                                      -----------  -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units sold...........................  31,403,731   38,208,921
  Cost of units redeemed.............................  (9,234,771)  (9,317,584)
                                                      -----------  -----------
  Net increase in net assets resulting from
   unitholder transactions...........................  22,168,960   28,891,337
                                                      -----------  -----------
    Net increase in net assets.......................  34,860,732   36,358,273
NET ASSETS
  Beginning of year..................................  48,020,271   11,661,998
                                                      -----------  -----------
  End of year........................................ $82,881,003  $48,020,271
                                                      ===========  ===========
NUMBER OF UNITS
  Outstanding--beginning of year.....................   3,437,843    1,126,553
    Sold.............................................   2,077,161    3,069,243
    Redeemed.........................................    (600,595)    (757,953)
                                                      -----------  -----------
  Outstanding--end of year...........................   4,914,409    3,437,843
                                                      ===========  ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                                               FOR THE PERIOD
                                               FOR THE         APRIL 30, 1994
                                             YEAR ENDED         (COMMENCEMENT
                                            DECEMBER 31,      OF OPERATIONS) TO
                                           ----------------     DECEMBER 31,
                                            1996     1995           1994
                                           -------  -------   -----------------
Investment income......................... $   .28  $   .02        $   --
Expenses..................................    (.11)    (.08)          (.04)
                                           -------  -------        -------
Net investment income (loss)..............     .17     (.06)          (.04)
Net realized and unrealized gain on
 investments..............................    2.72     3.68            .39
                                           -------  -------        -------
Net increase in unit value................    2.89     3.62            .35
Net asset value at beginning of period....   13.97    10.35          10.00
                                           -------  -------        -------
Net asset value at end of period.......... $ 16.86  $ 13.97        $ 10.35
                                           =======  =======        =======
Ratio of expenses to average net assets...     .69%     .68%           .94%**
Ratio of net investment income (loss) to
 average net assets.......................    1.15%    (.52%)          .94%**
Portfolio turnover ***....................   17.48%  131.73%         53.55%
Total return..............................   20.68%   34.98%          3.50%
Net assets at end of period (in
 thousands)............................... $82,881  $48,020        $11,662

--------
* Calculations prepared using the monthly average number of units outstanding during the period.
** Ratios annualized.
*** Reflects purchases and sales of units of the collective investment funds in which the Fund invests rather than the turnover of the underlying portfolios of such collective investments funds.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments:
PIMCO Total Return Fund, at value
 (cost $33,306,599 and shares 3,182,755)........................... $33,418,929
MasterWorks Bond Index Funds, at value
 (cost $16,483,656 and shares 1,706,199)...........................  16,191,828
Receivable for fund units sold.....................................     157,405
Unamortized organizational costs...................................      23,347
                                                                    -----------
    Total Assets...................................................  49,791,509
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................     157,405
State Street Bank and Trust Co.--program fee payable...............      15,506
Trustee, management and administration fees payable................       4,201
American Bar Retirement Association--program fee payable...........       2,271
Other accruals.....................................................         309
                                                                    -----------
    Total Liabilities..............................................     179,692
                                                                    -----------
NET ASSETS (equivalent to $10.89 per unit
 based on 4,556,518 units outstanding)............................. $49,611,817
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends........................................................ $ 2,848,793
                                                                    -----------
  Total investment income..........................................   2,848,793
                                                                    -----------
EXPENSES
  State Street Bank and Trust Co.--program fee.....................     168,340
  Trustee, management and administration fees......................      34,961
  American Bar Retirement Association--program fee.................      24,704
  Amortization of organization costs...............................      20,570
  Reports to unitholders...........................................       2,922
  Legal and audit fees.............................................       7,695
                                                                    -----------
    Total expenses.................................................     259,192
                                                                    -----------
Net investment income..............................................   2,589,601
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss................................................    (177,766)
  Change in net unrealized depreciation............................  (1,011,400)
                                                                    -----------
    Net realized and unrealized loss on investments................  (1,189,166)
                                                                    -----------
Net increase in net assets resulting from operations............... $ 1,400,435
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                                                SEPTEMBER 5,
                                                                    1995
                                                  FOR THE       (COMMENCEMENT
                                                 YEAR ENDED   OF OPERATIONS) TO
                                                DECEMBER 31,    DECEMBER 31,
                                                    1996            1995
                                                ------------  -----------------
FROM OPERATIONS
  Net investment income........................ $  2,589,601     $   972,338
  Net realized gain (loss) on investments......     (177,766)          8,982
  Net change in unrealized appreciation
   (depreciation) on investments...............   (1,011,400)        831,903
                                                ------------     -----------
    Net increase in net assets resulting from
     operations................................    1,400,435       1,813,223
                                                ------------     -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued...................   21,795,326      35,221,124
  Cost of units redeemed.......................  (10,040,616)       (577,675)
                                                ------------     -----------
    Net increase in net assets resulting from
     unitholder transactions...................   11,754,710      34,643,449
                                                ------------     -----------
      Net increase in net assets...............   13,155,145      36,456,672
NET ASSETS
  Beginning of period..........................   36,456,672             --
                                                ------------     -----------
  End of period................................ $ 49,611,817     $36,456,672
                                                ============     ===========
NUMBER OF UNITS
  Outstanding--beginning of period.............    3,447,358             --
    Sold.......................................    2,076,702       3,503,766
    Redeemed...................................     (967,542)        (56,408)
                                                ------------     -----------
  Outstanding--end of period...................    4,556,518       3,447,358
                                                ============     ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                                               FOR THE PERIOD
                                                                SEPTEMBER 5,
                                                                    1995
                                                   FOR THE      (COMMENCEMENT
                                                  YEAR ENDED  OF OPERATIONS) TO
                                                 DECEMBER 31,   DECEMBER 31,
                                                     1996           1995
                                                 ------------ -----------------
Investment income...............................    $  .67          $  .34
Expenses........................................      (.06)           (.02)
                                                   -------         -------
Net investment income...........................       .61             .32
Net realized and unrealized gain (loss) on
 investments....................................      (.30)            .26
                                                   -------         -------
Net increase in unit value......................       .31             .58
Net asset value at beginning of period..........     10.58           10.00
                                                   -------         -------
Net asset value at end of period................    $10.89          $10.58
                                                   =======         =======
Ratio of expenses to average net assets.........       .58%            .69%**
Ratio of net investment income to average net
 assets.........................................      5.82%           9.17%**
Portfolio turnover ***..........................     22.37%           1.60%
Total return....................................      2.93%           5.80%
Net assets at end of period (in thousands)......   $49,612         $36,457

--------
*Calculations prepared using the monthly average number of units outstanding during the period.
**Ratios annualized.
***Reflects purchases and sales of shares of the registered investment companies in which the Fund invests rather than the turnover of the underlying portfolios of such registered investment companies.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investment in T. Rowe Price International Stock Fund at value (cost
 $32,234,612 and shares 2,410,622).................................  $33,266,583
Receivable for fund units sold.....................................      697,432
Unamortized organizational costs...................................       15,884
                                                                     -----------
  Total Assets.....................................................   33,979,899
                                                                     -----------
LIABILITIES
Payable for investments purchased..................................      697,432
State Street Bank and Trust Co.--program fee payable...............       10,130
Trustee, management and administration fees payable................        2,132
American Bar Retirement Association--program fee payable...........        1,657
Other accruals.....................................................          248
                                                                     -----------
  Total Liabilities................................................      711,599
                                                                     -----------
NET ASSETS (equivalent to $17.80 per unit based on 1,868,547 units outstanding)......................................................  $33,268,300
                                                                     ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends......................................................... $  967,405
                                                                     ----------
    Total investment income.........................................    967,405
                                                                     ----------
EXPENSES
  State Street Bank and Trust Co.--program fee......................     87,483
  Trustee, management and administration fees.......................     18,343
  American Bar Retirement Association--program fee..................     13,009
  Amortization of organization costs................................      7,025
  Reports to unitholders............................................      2,917
  Legal and audit fees..............................................      7,677
                                                                     ----------
    Total expenses..................................................    136,454
                                                                     ----------
Net investment income...............................................    830,951
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain.................................................  1,492,478
  Change in net unrealized appreciation.............................  1,022,272
                                                                     ----------
    Net realized and unrealized gain on investments.................  2,514,750
                                                                     ----------
Net increase in net assets resulting from operations................ $3,345,701
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                                                SEPTEMBER 5,
                                                                    1995
                                                  FOR THE       (COMMENCEMENT
                                                 YEAR ENDED   OF OPERATIONS) TO
                                                DECEMBER 31,    DECEMBER 31,
                                                    1996            1995
                                                ------------  -----------------
FROM OPERATIONS
  Net investment income........................ $    830,951     $   248,677
  Net realized gain on investments.............    1,492,478           2,277
  Net change in unrealized appreciation on
   investments.................................    1,022,272           9,699
                                                ------------     -----------
  Net increase in net assets resulting from
   operations..................................    3,345,701         260,653
                                                ------------     -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from sales of units.................   35,096,067      10,772,518
  Cost of units redeemed.......................  (16,022,030)       (184,609)
                                                ------------     -----------
  Net increase in net assets resulting from
   unitholder transactions.....................   19,074,037      10,587,909
                                                ------------     -----------
    Net increase in net assets.................   22,419,738      10,848,562
NET ASSETS
  Beginning of period..........................   10,848,562             --
                                                ------------     -----------
  End of period................................ $ 33,268,300     $10,848,562
                                                ============     ===========
NUMBER OF UNITS
  Outstanding--beginning of period.............      705,954             --
    Sold.......................................    2,107,610         718,291
    Redeemed...................................     (945,017)        (12,337)
                                                ------------     -----------
  Outstanding--end of period...................    1,868,547         705,954
                                                ============     ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                                               FOR THE PERIOD
                                                                SEPTEMBER 5,
                                                                    1995
                                                   FOR THE      (COMMENCEMENT
                                                  YEAR ENDED  OF OPERATIONS) TO
                                                 DECEMBER 31,   DECEMBER 31,
                                                     1996           1995
                                                 ------------ -----------------
Investment income...............................   $   .70         $   .49
Expenses........................................      (.10)           (.03)
                                                   -------         -------
Net investment income...........................       .60             .46
Net realized and unrealized gain (loss) on
 investments....................................      1.83            (.09)
                                                   -------         -------
Net increase....................................      2.43             .37
Net asset value at beginning of period..........     15.37           15.00
                                                   -------         -------
Net asset value at end of period................   $ 17.80         $ 15.37
                                                   =======         =======
Ratio of expenses to average net assets.........       .59%            .57%**
Ratio of net investment income to average net
 assets.........................................      3.58%            9.2%**
Portfolio turnover ***..........................     73.42%           3.51%
Total return....................................     15.81%           2.47%
Net assets at end of period (in thousands)......   $33,268         $10,849

--------
* Calculations prepared using the monthly average number of units outstanding during the period.
** Ratios annualized.
*** Reflects purchases and sales of shares of the registered investment company in which the Fund invests rather than the turnover of the underlying portfolios of the registered investment company.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost $40,236,294)........................... $47,190,964
Cash...............................................................         512
Receivable for fund units sold.....................................     887,148
Dividends and interest receivable..................................     160,568
Unamortized organizational costs...................................      22,323
                                                                    -----------
  Total Assets.....................................................  48,261,515
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................      66,675
Investment advisory fee payable....................................      43,713
State Street Bank and Trust Co.--program fee payable...............      14,527
Trustee, management and administration fees payable................       3,010
American Bar Retirement Association--program fee payable...........       2,127
Other accruals.....................................................         269
                                                                    -----------
  Total Liabilities................................................     130,321
                                                                    -----------
NET ASSETS (equivalent to $15.73 per unit based on 3,060,634 units outstanding)...................................................... $48,131,194
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends (net of foreign tax expense of $1,567)............... $  763,336
  Interest.......................................................    236,317
                                                                  ----------
    Total investment income......................................    999,653
                                                                  ----------
EXPENSES
  Investment advisory fee........................................    143,180
  State Street Bank and Trust Co.--program fee...................    132,856
  Trustee, management and administration fees....................     27,818
  American Bar Retirement Association--program fee...............     19,494
  Amortization of organization costs.............................      9,774
  Reports to unitholders.........................................      4,264
  Legal and audit fees...........................................     11,223
                                                                  ----------
    Total expenses...............................................    348,609
                                                                  ----------
  Net investment income..........................................    651,044
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain..............................................    535,992
  Change in net unrealized appreciation..........................  5,938,274
                                                                  ----------
    Net realized and unrealized gain on investments..............  6,474,266
                                                                  ----------
  Net increase in net assets resulting from operations........... $7,125,310
                                                                  ==========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                                 SEPTEMBER 5,
                                                                     1995
                                                   FOR THE       (COMMENCEMENT
                                                  YEAR ENDED   OF OPERATIONS) TO
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1996            1995
                                                 ------------  -----------------
OPERATIONS
  Net investment income......................... $   651,044      $   109,882
  Net realized gain (loss) on investments.......     535,992          (11,116)
  Net change in unrealized appreciation on
   investments..................................   5,938,274        1,016,389
                                                 -----------      -----------
  Net increase in net assets resulting from
   operations...................................   7,125,310        1,115,155
                                                 -----------      -----------
UNITHOLDER TRANSACTIONS
  Proceeds from sales of units..................  28,084,938       19,898,639
  Cost of units redeemed........................  (7,695,572)        (397,276)
                                                 -----------      -----------
  Net increase in net assets resulting from
   unitholder transactions......................  20,389,366       19,501,363
                                                 -----------      -----------
    Net increase in net assets..................  27,514,676       20,616,518
NET ASSETS
  Beginning of period...........................  20,616,518              --
                                                 -----------      -----------
  End of period................................. $48,131,194      $20,616,518
                                                 ===========      ===========
NUMBER OF UNITS
  Outstanding--beginning of period..............   1,594,367              --
    Sold........................................   2,004,767        1,627,099
    Redeemed....................................    (538,500)         (32,732)
                                                 -----------      -----------
  Outstanding--end of period....................   3,060,634        1,594,367
                                                 ===========      ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)**

                                                                FOR THE PERIOD
                                                                 SEPTEMBER 5,
                                                                     1995
                                                    FOR THE      (COMMENCEMENT
                                                   YEAR ENDED  OF OPERATIONS) TO
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1996           1995
                                                  ------------ -----------------
Investment income...............................    $   .40         $   .13
Expenses........................................       (.14)           (.04)
                                                    -------         -------
Net investment income...........................        .26             .09
Net realized and unrealized gain on investments.       2.54             .84
                                                    -------         -------
Net increase in unit value......................       2.80             .93
Net asset value at beginning of period..........      12.93           12.00
                                                    -------         -------
Net asset value at end of period................    $ 15.73         $ 12.93
                                                    =======         =======
Ratio of expenses to average net assets.........        .99%           1.00%*
Ratio of net investment income to average net
 assets.........................................       1.85%           2.12%*
Portfolio turnover..............................      16.73%            3.8%
Total return....................................      21.66%           7.75%
Net assets at end of period (in thousands)......    $48,131         $20,617

--------
* Ratios annualized.
** Calculations prepared using the monthly average number of units outstanding during the period.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

COMMON STOCKS (90.3%)
BASIC INDUSTRIES (6.3%)
ALUMINUM
Alcan Alum Ltd. ........................................      7,700 $   258,913
Alumax Inc.*............................................      1,800      60,075
Aluminum Co. Amer.......................................      4,300     274,125
                                                                    -----------
                                                                        593,113
                                                                    -----------
CHEMICALS
Dow Chem Co. ...........................................      4,500     352,688
Du Pont EI De Nemours & Co. ............................      1,100     103,813
Eastman Chem Co. .......................................      3,400     187,850
FMC Corp. New*..........................................      2,900     203,363
Great Lakes Chemical Corp. .............................      3,200     149,600
Nalco Chem Co. .........................................      2,300      83,088
Sigma Aldrich...........................................      3,400     212,288
Union Carbide Corp. ....................................      4,700     192,113
                                                                    -----------
                                                                      1,484,803
                                                                    -----------
CONTAINERS & GLASS
Ball Corp. .............................................      9,100     236,600
                                                                    -----------
PAPER
Champion Int'l Corp. ...................................      4,900     211,925
International Paper Co. ................................      6,500     262,438
Minnesota Mining & Mfg Co. .............................      2,400     198,900
                                                                    -----------
                                                                        673,263
                                                                    -----------
TOTAL BASIC INDUSTRIES..................................              2,987,779
                                                                    -----------
CAPITAL GOODS (4.7%)
ELECTRICAL EQUIPMENT
Arrow Electrs Inc.*.....................................      4,400     235,400
General Elec Co. .......................................      9,300     919,538
                                                                    -----------
                                                                      1,154,938
                                                                    -----------
INDUSTRIAL MACHINERY
Briggs & Stratton Corp. ................................      5,700     250,800
Giddings & Lewis Inc.  .................................      7,200      92,700
Wheelabrator Technologies Inc. .........................      9,100     147,875
                                                                    -----------
                                                                        491,375
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

POLLUTION CONTROL
Browning Ferris Inds Inc. ..............................      9,500 $   249,375
WMX Technologies Inc. ..................................      6,100     199,013
Waste Mgmt Int'l. PLC ADR* **...........................     23,600     185,850
                                                                    -----------
                                                                        634,238
                                                                    -----------
TOTAL CAPITAL GOODS.....................................              2,280,551
                                                                    -----------
CONSUMER BASICS (14.1%)
DRUGS & HEALTH CARE
Abbott Labs.............................................      9,200     466,900
Allergan Inc. ..........................................      7,400     263,625
American Home Products Corp. ...........................        600      35,175
Bard C R Inc. ..........................................      9,000     252,000
Bausch & Lomb Inc. .....................................      5,600     196,000
Bristol Myers Squibb Co. ...............................      5,300     576,375
Columbia/HCA Healthcare Corp. ..........................      4,350     177,263
Foundation Health Corp. ................................      6,500     206,375
Johnson & Johnson.......................................      3,600     179,100
Lilly Eli & Co. ........................................        400      29,200
Merck & Co. Inc. .......................................      4,700     372,475
Pharmacia & Upjohn Inc. ................................     10,300     408,138
Pfizer Inc. ............................................      3,100     256,913
Smithkline Beecham PLC ADR**............................      3,200     217,600
United Healthcare Corp. ................................      6,000     270,000
                                                                    -----------
                                                                      3,907,139
                                                                    -----------
FOOD & BEVERAGES
Coca Cola Co. ..........................................     11,600     610,450
Heinz H J Co. ..........................................      5,800     207,350
Pepsico Inc. ...........................................      7,000     204,750
Whitman Corp. ..........................................      3,400      77,775
                                                                    -----------
                                                                      1,100,325
                                                                    -----------
HOUSEHOLD PRODUCTS
Dial Corp. New..........................................      3,600      53,100
Procter & Gamble Co. ...................................      2,300     247,250
                                                                    -----------
                                                                        300,350
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

TOBACCO
American Brands Inc. ...................................      5,000 $   248,125
Philip Morris Cos. Inc. ................................      9,000   1,013,625
RJR Nabisco Hldgs Corp. New.............................      7,000     238,000
                                                                    -----------
                                                                      1,499,750
                                                                    -----------
TOTAL CONSUMER BASICS...................................              6,807,564
                                                                    -----------
CONSUMER DURABLE GOODS (3.4%)
AUTO PARTS
Genuine Parts Co. ......................................      3,000     133,500
                                                                    -----------
AUTOMOBILE
Chrysler Corp. .........................................      1,400      46,200
Ford Mtr Co. Del. ......................................     17,400     554,625
General Mtrs Corp. .....................................      1,200      66,900
                                                                    -----------
                                                                        667,725
                                                                    -----------
HOUSEHOLD APPLIANCES
Maytag Corp. ...........................................     11,900     235,025
Whirlpool Corp. ........................................      3,500     163,188
                                                                    -----------
                                                                        398,213
                                                                    -----------
MOBILE HOMES
Fleetwood Enterprises Inc. .............................      3,600      99,000
                                                                    -----------
TIRES AND RUBBER
Cooper Tire & Rubber Co. ...............................     11,200     221,200
Goodyear Tire and Rubber................................      2,200     113,025
                                                                    -----------
                                                                        334,225
                                                                    -----------
TOTAL CONSUMER DURABLES.................................              1,632,663
                                                                    -----------
CONSUMER NON-DURABLES (6.3%)
APPAREL & TEXTILES
Reebok Int'l Ltd. ......................................      6,800     285,600
Russell Corp. ..........................................      4,100     121,975
Springs Inds Inc. ......................................      2,600     111,800
V F Corp. ..............................................      3,700     249,750
                                                                    -----------
                                                                        769,125
                                                                    -----------
LIQUOR
Anheuser Busch Cos. Inc. ...............................      7,600     304,000
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

RETAIL TRADE
Dayton Hudson Corp. ....................................      5,900 $   231,575
Dillard Dept Stores Inc., Class A.......................      7,000     216,125
Limited Inc. ...........................................     14,560     267,540
Penney J C Inc. ........................................      2,900     141,375
Price Costco. Inc.* ....................................      3,600      90,450
Supervalu Inc. .........................................      6,000     170,250
Toys R Us Inc.*.........................................      8,700     261,000
Wal Mart Stores Inc. ...................................     25,200     576,450
                                                                    -----------
                                                                      1,954,765
                                                                    -----------
TOTAL CONSUMER NON DURABLES.............................              3,027,890
                                                                    -----------
CONSUMER SERVICES (1.5%)
AIR TRAVEL
AMR Corp. Del.*.........................................      2,500     220,313
Delta Airlines Inc. Del. ...............................      3,200     226,800
                                                                    -----------
                                                                        447,113
                                                                    -----------
HOTELS AND RESTAURANTS
McDonalds Corp. ........................................      1,200      54,300
                                                                    -----------
LEISURE TIME
Brunswick Corp. ........................................      7,600     182,400
Disney Walt Co. ........................................        500      34,813
                                                                    -----------
                                                                        217,213
                                                                    -----------
TOTAL CONSUMER SERVICES.................................                718,626
                                                                    -----------
ENERGY (8.3%)
DOMESTIC OIL
Ashland Inc. ...........................................      4,000     175,500
Atlantic Richfield Co. .................................      2,600     344,500
Phillips Pete Co. ......................................      5,600     247,800
Sun Inc. ...............................................      9,400     229,125
Unocal Corp. ...........................................      6,701     272,217
                                                                    -----------
                                                                      1,269,142
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

INTERNATIONAL OIL
Amoco Corp. ............................................      5,600 $   450,800
Chevron Corp. ..........................................      5,500     357,500
Exxon Corp. ............................................      5,300     519,400
Mobil Corp. ............................................      1,800     220,050
Royal Dutch Petroleum Co. ..............................      4,900     836,675
Texaco Inc. ............................................      3,700     363,063
                                                                    -----------
                                                                      2,747,488
                                                                    -----------
TOTAL ENERGY............................................              4,016,630
                                                                    -----------
FINANCE (19.6%)
BANKS
Banc One Corp. .........................................      8,380     360,340
Bankamerica Corp. ......................................      4,700     468,824
Chase Manhattan Corp. New...............................      5,000     446,250
Citicorp................................................      2,500     257,500
First Chicago NBD Corp. ................................      2,600     139,750
First Un Corp. .........................................      3,200     236,800
Fleet Finl Group Inc. ..................................      6,500     324,188
Key Corp. New...........................................      5,000     252,500
Morgan J P & Co. Inc. ..................................      3,100     302,638
Nationsbank Corp. ......................................      3,800     371,450
PNC Bk Corp. ...........................................      7,200     270,900
Republic NY Corp. ......................................      2,900     236,713
                                                                    -----------
                                                                      3,667,853
                                                                    -----------
FINANCIAL SERVICES
Dean Witter Discover & Co. .............................      3,900     258,375
Federal Home Ln Mtg Corp. ..............................      3,200     352,400
Federal Natl Mtg Assn...................................     13,900     517,775
Merrill Lynch & Co. Inc. ...............................      4,300     350,450
Salomon Inc. ...........................................      4,700     221,488
                                                                    -----------
                                                                      1,700,488
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

INSURANCE
Aetna Inc. .............................................      4,000 $   320,000
Ambac Inc. .............................................        800      53,100
American Gen Corp. .....................................      7,200     294,300
American Int'l Group Inc. ..............................      1,300     140,725
Cigna Corp. ............................................      2,200     300,575
Chubb Corp. ............................................      5,200     279,500
ITT Hartford Group Inc. ................................      4,100     276,750
Lincoln Natl Corp. .....................................      4,800     252,000
Loews Corp. ............................................      3,100     292,175
Marsh & Mclennan Companies Inc. ........................      1,200     124,800
Ohio Cas Corp. .........................................      5,600     198,800
Old Rep Int'l Corp. ....................................      7,000     187,250
St Paul Cos Inc. .......................................      4,500     263,814
Torchmark Inc. .........................................      3,800     191,900
Uslife Corp. ...........................................      6,100     202,825
                                                                    -----------
                                                                      3,378,514
                                                                    -----------
INVESTMENT ADVISORS
Morgan Stanley Group Inc. ..............................      5,100     291,338
                                                                    -----------
SAVINGS AND LOAN
Golden West Finl Corp. Del..............................      3,200     202,000
Great Westn Finl Corp. .................................      5,900     171,100
                                                                    -----------
                                                                        373,100
                                                                    -----------
TOTAL FINANCE...........................................              9,411,293
                                                                    -----------
GENERAL BUSINESS (1.3%)
BUSINESS SERVICES
Block H & R Inc. .......................................      6,000     174,000
Viad Corp. .............................................      3,600      59,400
                                                                    -----------
                                                                        233,400
                                                                    -----------
NEWSPAPERS
Dow Jones & Co. Inc. ...................................      4,000     135,500
Gannett Inc. ...........................................      1,600     119,800
                                                                    -----------
                                                                        255,300
                                                                    -----------
PUBLISHING
American Greetings Corp., Class A.......................      4,600     130,525
                                                                    -----------
TELECOMMUNICATION SERVICES
Lucent Technologies Inc. ...............................          4         185
                                                                    -----------
TOTAL GENERAL BUSINESS..................................                619,410
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

MISCELLANEOUS (1.2%)
CONGLOMERATES
ITT Inds Inc. ..........................................      9,800 $   240,100
Textron Inc. ...........................................        900      84,825
                                                                    -----------
                                                                        324,925
                                                                    -----------
MISCELLANEOUS
Canadian Pac Ltd. New...................................      8,800     233,200
                                                                    -----------
TOTAL MISCELLANEOUS.....................................                558,125
                                                                    -----------
SHELTER (2.3%)
CONSTRUCTION MATERIALS
Armstrongworld Inds Inc. ...............................      3,000     208,500
Masco Corp. ............................................      5,000     180,000
Owens Corning...........................................      5,300     225,913
                                                                    -----------
                                                                        614,413
                                                                    -----------
HOMEBUILDERS
Centex Corp. ...........................................      4,800     180,600
Kaufman & Broad Home Corp. .............................     10,900     140,338
Pulte Corp. ............................................      6,200     190,650
                                                                    -----------
                                                                        511,588
                                                                    -----------
TOTAL SHELTER...........................................              1,126,001
                                                                    -----------
TECHNOLOGY (9.2%)
AEROSPACE
Boeing Co. .............................................        100      10,638
Rockwell Int'l Corp. New................................      2,400     146,100
                                                                    -----------
                                                                        156,738
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT
Compaq Computer Corp.*..................................      5,500     408,375
E M C Corp.*............................................     11,200     371,000
Hewlett Packard Co. ....................................     12,700     638,175
International Business Machines.........................      5,800     875,800
Quantum Corp.*..........................................      9,100     260,488
Seagate Technology*.....................................      7,600     300,200
                                                                    -----------
                                                                      2,854,038
                                                                    -----------
ELECTRONICS
Intel Corp. ............................................      6,300     824,906
Motorola Inc. ..........................................      3,200     196,400
                                                                    -----------
                                                                      1,021,306
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

SOFTWARE
Microsoft Corp.*........................................      4,600 $   380,075
                                                                    -----------
TOTAL TECHNOLOGY........................................              4,412,157
                                                                    -----------
TRANSPORTATION (1.9%)
RAILROADS & EQUIPMENT
CSX Corp. ..............................................      4,600     194,350
Union Pac Corp. ........................................      4,000     240,500
                                                                    -----------
                                                                        434,850
                                                                    -----------
TRUCKING & FREIGHT FORWARDING
Federal Express Corp.*..................................      6,000     267,000
Ryder Sys Inc. .........................................      7,800     219,375
                                                                    -----------
                                                                        486,375
                                                                    -----------
TOTAL TRANSPORTATION....................................                921,225
                                                                    -----------
UTILITIES (10.2%)
ELECTRIC UTILITIES
Allegheny Power Systems Inc. ...........................      7,700     233,888
American Elec Pwr Inc. .................................      7,300     300,213
Consolidated Edison Co. NY Inc. ........................      9,200     269,100
Dominion Res Inc. Va....................................      1,700      65,450
GPU Inc. ...............................................      8,200     275,725
Illinova Corp. .........................................      7,500     206,250
P P & L Res Inc. .......................................     10,300     236,900
Pacificorp..............................................     11,300     231,650
Puget Sound Pwr & Lt Co. ...............................     10,200     244,800
                                                                    -----------
                                                                      2,063,976
                                                                    -----------
GAS & PIPELINE UTILITIES
Transcanada Pipelines Ltd. .............................     11,400     199,500
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1996

                                                           SHARES      VALUE
                                                         ---------- -----------

TELEPHONE
AT&T Corp. .............................................     19,800 $   861,284
Alltel Corp. ...........................................      8,800     276,100
Ameritech Corp. New.....................................        900      54,563
Bell Atlantic Corp. ....................................        500      32,375
Bellsouth Corp. ........................................      1,900      76,713
GTE Corp. ..............................................      6,200     282,100
MCI Communications Corp. ...............................     11,200     366,100
Pacific Telesis Group...................................      7,900     290,325
SBC Communications Inc. ................................        900      46,575
Sprint Corp. ...........................................      6,200     247,225
U S West Inc. ..........................................      4,000     129,000
                                                                    -----------
                                                                      2,662,360
                                                                    -----------
TOTAL UTILITIES.........................................              4,925,836
                                                                    -----------
TOTAL COMMON STOCKS (Cost $36,457,212)..................             43,445,750
                                                                    -----------
                                                         PRINCIPAL
                                                         ----------
US TREASURY NOTES (COST $2,325,805) (4.8%)
United States Treasury Notes 6.5% 8/15/05............... $1,787,000   1,798,455
United States Treasury Notes 7.0% 7/15/06...............    475,000     493,482
                                                                    -----------
TOTAL US TREASURY NOTES.................................              2,291,937
                                                                    -----------
                                                           UNITS
                                                         ----------
SHORT TERM INVESTMENTS (COST $1,453,277) (3.0%)
State Street Bank Yield Enhanced Short Term Investment
 Fund...................................................  1,453,277   1,453,277
                                                                    -----------
TOTAL INVESTMENTS (COST $40,236,294) (98.1%)............             47,190,964
Other Assets less Liabilities (1.9%)....................                940,230
                                                                    -----------
NET ASSETS (100%).......................................            $48,131,194
                                                                    ===========

--------
*  Non-income producing security.
** An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                             CONSERVATIVE  MODERATE   AGGRESSIVE
                             ------------ ----------- -----------
ASSETS
Investments in State Street
 Bank and Trust Co.
 collective investment
 funds, at value:
  Stable Asset Return Fund
   (cost of $3,360,910 and
   $3,262,309 and units of
   3,360,910 and 3,262,309,
   respectively)............ $ 3,360,910  $ 3,262,309 $       --
  Intermediate Bond Fund
   (cost of $3,738,952,
   $9,395,751, and
   $3,679,299, and units of
   360,099, 898,802, and
   352,135, respectively)..... 3,921,062    9,786,926   3,834,350
  Value Equity Fund (cost of
   $671,879, $3,100,676, and
   $3,321,398 and units of
   49,865, 228,180, and
   243,810, respectively)...     784,213    3,588,540   3,834,350
  Growth Equity Fund (cost
   of $678,123, $3,142,579,
   and $3,365,229 and units
   of 2,817, 12,895, and
   13,778, respectively)....     784,213    3,588,540   3,834,350
  Index Equity Fund (cost of
   $1,352,944, $6,545,266,
   and $6,701,767 and units
   of 92,991, 444,867, and
   454,672, respectively)...   1,568,425    7,503,310   7,668,699
  International Equity Fund
   (cost of $706,160,
   $4,432,437, and
   $4,662,350 and units of
   44,043, 274,828, and
   287,127, respectively)...     784,213    4,893,463   5,112,466
  Aggressive Equity Fund
   (cost of $1,136,728 and
   units of 31,161).........         --           --    1,278,116
  Receivable for fund units
   sold.....................       2,293       35,243     105,008
                             -----------  ----------- -----------
    Total Assets............  11,205,329   32,658,331  25,667,339
LIABILITIES
Payable for investments
 purchased..................       2,293       35,243     105,008
Accrued expenses............       2,059        5,748       4,470
                             -----------  ----------- -----------
Net assets (equivalent to
 $11.46, $11.93 and $12.41
 per unit based on 977,202,
 2,733,228 and 2,060,096
 units outstanding,
 respectively).............. $11,200,977  $32,617,340 $25,557,861
                             ===========  =========== ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                            CONSERVATIVE  MODERATE   AGGRESSIVE
                                            ------------ ----------  ----------
Investment income..........................   $    --    $      --   $      --
Service fees...............................      8,859       24,228      17,939
                                              --------   ----------  ----------
Net investment loss........................     (8,859)     (24,228)    (17,939)
                                              --------   ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
  Net realized gain on investments.........    361,277      839,719     770,720
  Change in net unrealized appreciation....    517,590    2,209,625   2,216,922
                                              --------   ----------  ----------
    Net realized and unrealized gain
     on investments........................    878,867    3,049,344   2,987,642
                                              --------   ----------  ----------
    Net increase in net assets resulting
     from operations.......................   $870,008   $3,025,116  $2,969,703
                                              ========   ==========  ==========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                         CONSERVATIVE   MODERATE    AGGRESSIVE
                                         ------------  -----------  -----------
FROM OPERATIONS
  Net investment loss................... $    (8,859)  $   (24,228) $   (17,939)
  Net realized gain on investments......     361,277       839,719      770,720
  Net change in unrealized appreciation
   on investments.......................     517,590     2,209,625    2,216,922
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from operations......................     870,008     3,025,116    2,969,703
                                         -----------   -----------  -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from sales of units..........   7,290,330    21,783,374   16,350,276
  Cost of units redeemed................  (2,331,440)   (4,570,137)  (3,761,578)
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from unitholder transactions.........   4,958,890    17,213,237   12,588,698
                                         -----------   -----------  -----------
    Net increase in net assets..........   5,828,898    20,238,353   15,558,401
NET ASSETS
  Beginning of year.....................   5,372,079    12,378,987    9,999,460
                                         -----------   -----------  -----------
  End of year........................... $11,200,977   $32,617,340  $25,557,861
                                         ===========   ===========  ===========
NUMBER OF UNITS
  Outstanding--beginning of year........     513,200     1,173,968      946,103
    Sold................................     679,535     1,965,891    1,429,208
    Redeemed............................    (215,533)     (406,631)    (315,215)
                                         -----------   -----------  -----------
  Outstanding--end of year..............     977,202     2,733,228    2,060,096
                                         ===========   ===========  ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       STATEMENT OF CHANGES IN NET ASSETS

 FOR THE PERIOD SEPTEMBER 5, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                      1995

                                          CONSERVATIVE  MODERATE    AGGRESSIVE
                                          ------------ -----------  ----------
FROM OPERATIONS
  Net investment loss....................  $     (848) $    (2,227) $   (2,066)
  Net realized gain on investments.......       2,506        7,217       9,557
  Net change in unrealized appreciation
   on investments........................     198,179      551,723     478,635
                                           ----------  -----------  ----------
  Net increase in net assets resulting
   from operations.......................     199,837      556,713     486,126
                                           ----------  -----------  ----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from sales of units...........   5,230,320   12,053,677   9,649,106
  Cost of units redeemed.................     (58,078)    (231,403)   (135,772)
                                           ----------  -----------  ----------
  Net increase in net assets resulting
   from unitholder transactions..........   5,172,242   11,822,274   9,513,334
                                           ----------  -----------  ----------
    Net increase in net assets and net
     assets at end of period.............  $5,372,079  $12,378,987  $9,999,460
                                           ==========  ===========  ==========
NUMBER OF UNITS
  Outstanding--beginning of period.......         --           --          --
    Sold.................................     518,912    1,196,925     959,121
    Redeemed.............................      (5,712)     (22,957)    (13,018)
                                           ----------  -----------  ----------
  Outstanding--end of period.............     513,200    1,173,968     946,103
                                           ==========  ===========  ==========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       SELECTED PER-UNIT DATA AND RATIOS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

  (For a unit outstanding throughout the year)*

                                              CONSERVATIVE MODERATE   AGGRESSIVE
                                              ------------ --------   ----------
Investment income............................   $   --     $   --      $   --
Expenses.....................................      (.01)      (.01)       (.01)
                                                -------    -------     -------
Net investment loss..........................      (.01)      (.01)       (.01)
Net realized and unrealized gain on
 investments.................................      1.00       1.40        1.85
                                                -------    -------     -------
Net increase.................................       .99       1.39        1.84
Net asset value at beginning of year.........     10.47      10.54       10.57
                                                -------    -------     -------
Net asset value at end of year...............   $ 11.46    $ 11.93     $ 12.41
                                                =======    =======     =======
Ratio of expenses to average net assets......       .10%       .10%        .10%
Ratio of net investment loss to average net
 assets......................................      (.10%)     (.10%)      (.10%)
Portfolio turnover**.........................     34.18%     26.97%      27.95%
Total return.................................      9.46%     13.19%      17.41%
Net assets at end of year (in thousands).....   $11,201    $32,617     $25,558

--------
* Calculations prepared using the monthly average number of units outstanding during the year.
** Reflects purchases and sales of units of the funds in which the Portfolios invests rather than turnover of such underlying funds.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the year)*

                                                       FOR THE PERIOD
                                                     SEPTEMBER 5, 1995
                                                      (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                     DECEMBER 31, 1995
                                              ----------------------------------
                                              CONSERVATIVE MODERATE   AGGRESSIVE
                                              ------------ --------   ----------
Investment income............................    $ .001    $  .001      $ .001
Expenses.....................................     (.003)     (.003)      (.003)
                                                 ------    -------      ------
Net investment loss..........................     (.002)     (.002)      (.002)
Net realized and unrealized gain on invest-
 ments.......................................      .472       .542        .572
                                                 ------    -------      ------
Net increase.................................       .47        .54         .57
Net asset value at beginning of period.......     10.00      10.00       10.00
                                                 ------    -------      ------
Net asset value at end of period.............    $10.47    $ 10.54      $10.57
                                                 ======    =======      ======
Ratio of expenses to average net assets**....       .09%       .09%        .09%
Ratio of net investment loss to average net
 assets**....................................      (.06%)     (.06%)     (.06 %)
Portfolio turnover***........................      2.53%      3.57%       2.71%
Total return.................................       4.7%       5.4%        5.7%
Net assets at end of period (in thousands)...    $5,372    $12,379      $9,999

--------
* Calculations prepared using the monthly average number of units outstanding during the period.
** Ratios annualized.
*** Reflects purchases and sales of units of the funds in which the Portfolios invest rather than turnover of such underlying funds.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST

American Bar Association Members/State Street Collective Trust (the "Trust") was organized on August 8, 1991 under a Declaration of Trust, as amended and restated on December 5, 1991 and as amended on July 31, 1995. The Trust is maintained exclusively for the collective investment monies administered on behalf of participants in the American Bar Association Members Retirement Program. Eight separate collective investment Funds (the "Funds") and the Structured Portfolio Service (the "Portfolios") are established under the Trust. The Structured Portfolio Service offers three approaches to diversifying investments by selecting various allocations among the Funds. The Funds and Portfolios are investment options under the American Bar Association Members Retirement Program (the "Program") which is sponsored by the American Bar Retirement Association ("ABRA"). The objectives of the Funds and Portfolios are as follows:

    Aggressive Equity Fund--long term growth of capital through investment in common stocks of small to medium sized companies believed to have strong appreciation potential.

    Balanced Fund--current income and long-term capital appreciation through investment in common stocks, other equity-type securities and debt securities.

    Growth Equity Fund--long term growth of capital and some dividend income through investment in common stocks and equity-type securities of large, well established companies.

    Stable Asset Return Fund ("SARF")--current income consistent with preserving principal and maintaining liquidity through investment in high quality money market instruments and investment contracts and funding agreements of insurance companies, banks and financial institutions. Currently invests in the State Street Bank ABA Members/Pooled Stable Asset Fund Trust, a separate State Street Bank and Trust Company ("State Street Bank" or the "Trustee") collective investment fund.

    Index Equity Fund--replication of the total return of the Russell 3,000 Index. Currently invests in the State Street Bank Flagship S&P 500 Index Fund and State Street Bank Russell Special Small Company Common Trust Fund, separate State Street Bank collective investment funds.

    Intermediate Bond Fund (commenced September 5, 1995)--total return from current income and capital appreciation through investment in debt securities. Currently invests in the PIMCO Total Return Fund and MasterWorks Bond Index Fund (formerly Stagecoach Inc. Bond Index Fund), registered investment companies.

    International Equity Fund (commenced September 5, 1995)--long term growth of capital through investment in common stocks and other equity securities of established non-U.S. companies. Currently invests in the T. Rowe Price International Stock Fund, a registered investment company.

    Value Equity Fund (commenced September 5, 1995)--long term growth of capital and dividend income through investment in common stocks, primarily of large capitalization companies believed to be undervalued.

    Structured Portfolio Service (commenced September 5, 1995)

      Conservative--high current investment income and some capital appreciation.

      Moderate--high current investment income and greater capital appreciation.

      Aggressive--long term growth of capital and lower current investment income.

  Each Structured Portfolio Service achieves its objective through a pre-determined investment allocation in the Funds. See Statement of Assets and Liabilities for Fund allocation at December 31, 1996.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  Effective September 5, 1995, the Blended Rate Fund, a separate collective investment fund established under the Trust, was merged into the Enhanced Short Term Investment Fund ("ESTIF") and ESTIF's name was changed to SARF (see Note
7).

  The Trust may offer and sell an unlimited number of units representing interests in separate Funds and Portfolios of the Trust, each unit to be offered and sold at the per unit net asset value of the corresponding Fund or Portfolio.

  State Street Bank serves as trustee of the Trust. On January 1, 1992, State Street Bank assumed responsibility for administering and providing investment options for the Program. State Street Bank is a trust company established under the laws of The Commonwealth of Massachusetts and is a wholly-owned subsidiary of State Street Boston Corporation, a Massachusetts corporation and a holding company registered under the Federal Bank Holding Company Act of 1956, as amended.

  State Street Bank is responsible for certain recordkeeping and administrative services required by the Program. In addition, State Street Bank provides account and investment information to employers and participants, receives all plan contributions, effects investment and transfer transactions and distributes all benefits provided by the plans to the participants or, in the case of some individually designed plans, to the trustees of such plans.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles and provisions of the Trust agreement:

  A. Security Valuation

    Stable Asset Return Fund: It is the Trust's policy to attempt to maintain a constant price of $1.00 per unit for SARF. SARF invests in a State Street Bank collective investment fund whose investments include insurance company, bank and financial institution investment contracts and short-term investments. Consistent with this objective, the short-term portfolio instruments of the collective investment fund are valued on the basis of amortized cost which approximates fair value. Amortized cost involves valuing an instrument initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The insurance company, bank and financial institution investment contracts are maintained at contract value (cost plus accrued interest) which approximates fair value. The values of investments in collective investment funds are based on the net asset value of the respective collective investment fund.

    Other Funds: Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. automated quotation (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price. Other unlisted stocks reported on the NASDAQ system are valued at quoted bid prices.

    Foreign securities not traded directly or in American Depository Receipt
  (ADR) form in the United States are valued in the local currency at the last sale price on the respective exchange. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

    United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

    Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent discount spreads to the underlying common stock.

    Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustee.

    The values of investments in collective investment funds and registered investment companies are based on the net asset value of the respective collective investment fund or registered investment company.

  B.  Security Transactions and Related Investment Income

    Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest income is increased by accretion of discount and reduced by amortization of premium. Realized gains and losses are reported on the basis of identified cost of securities delivered.

    A Fund's portfolio of investments may include securities purchased on a when issued basis, which may be settled in the month after the issue date. Interest income is not accrued until the settlement date.

  C. Income Taxes

    State Street Bank, on behalf of the Trust, has received a favorable determination letter dated March 9, 1992, from the Internal Revenue Service which concluded that the Trust is a trust arrangement described in Rev. Rul. 81-100, 1981, C.B. 326 and exempt from federal income tax pursuant to
  Section 501(a) of the Internal Revenue Code. Accordingly, no provision for Federal income taxes is required.

  D. Distributions to Participants

    Stable Asset Return Fund: As of the close of business on each daily valuation date, all net investment income is allocated among the unitholders in proportion to the number of units held by each unitholder in the fund and is reinvested on behalf of each such unitholder in new units.

    All Other Funds: Pursuant to the Declaration of Trust, the funds are not required to distribute their net investment income or gains from the sale of portfolio investments.

  E. Sales and Redemptions of Units of Participation

    The units offered represent interests in the Funds and Portfolios established under the Trust. The Trust may offer and sell an unlimited number of registered units, each unit to be offered and sold at the respective Fund's and Portfolio's net asset value.

  F. Use of Estimates

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

3. INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND RELATED PARTY TRANSACTIONS

  State Street Bank has retained the services of Capital Guardian Trust Company, a wholly-owned subsidiary of The Capital Group Companies, Inc., Columbus Circle Investors, a division of PIMCO Advisors, L.P., RCM Capital Management, a limited liability company, is a wholly owned subsidiary of Dresdner Bank, A.G., Sit Investment Associates, Inc., Miller, Anderson & Sherrerd, LLP, a wholly owned subsidiary of Morgan Stanley Asset Management Holdings, Inc., Lincoln Capital Management Company, and Sanford C. Bernstein & Co., Inc. to advise it with respect to its investment responsibility and has allocated the assets of certain of the Funds among the investment advisors. Each investment advisor recommends to State Street Bank investments and reinvestments of the assets allocated to it in accordance with the investment policies of the respective Fund as described above. State Street Bank exercises discretion with respect to the selection and retention of the investment advisors and may remove, upon consultation with ABRA, an investment advisor at any time.

  A fee is paid to each investment advisor for certain of the funds based on the value of the assets allocated to that investment advisor and the respective breakpoints agreed to in the contract. These fees are accrued on a daily basis and paid monthly from the assets. Fee rate ranges based on the respective breakpoints are as follows:

     INVESTMENT ADVISOR                                         FEE RATE RANGE
     ------------------                                         ---------------
     Capital Guardian Trust Company (Growth Equity and
      Aggressive Equity)....................................... .225% to   .50%
     Columbus Circle Investors (Growth Equity).................  .30% to   .50%
     RCM Capital Management (Growth Equity)....................  .25% to   .70%
     Sit Investment Associates (Aggressive Equity).............  .60% to  1.00%
     Miller, Anderson & Sherrerd, LLP (Balanced)...............  .20% to   .60%
     Lincoln Capital Management Company (Balanced).............  .15% to .4675%
     Sanford C. Bernstein & Co., Inc. (Value Equity)...........  .15% to   .50%

  A program fee ("Program Fee") is paid to State Street Bank and ABRA based on the value of Program assets. This fee is accrued on a daily basis and paid monthly from the assets of the Funds based on the following annual rates:

                                                     RATE FOR        RATE FOR
                                                 STATE STREET BANK     ABRA
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,
     VALUE OF PROGRAM ASSETS                           1996            1996
     -----------------------                     ----------------- ------------
     First $500 million.........................       .564%          .075%
     Next $850 million..........................        .40%          .065%
     Next $1.15 billion.........................        .25%          .035%
     Next $1.5 billion..........................       .175%          .025%
     Over $4.0 billion..........................        .15%          .015%

  State Street Bank and ABRA received Program fees of $7,601,931 and $1,115,812 for the year ended December 31, 1996, respectively.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  A fee is paid to State Street Bank for its trustee, management and administration of the assets in the Funds. This fee is accrued on a daily basis and paid monthly from the assets of the Funds at the following annual rates:

     VALUE OF ASSETS IN BALANCED, VALUE EQUITY, GROWTH EQUITY,
     AGGRESSIVE EQUITY AND INTERNATIONAL EQUITY FUNDS                    RATE
     ---------------------------------------------------------           ----
     First $500 million................................................. .10%
     Next $500 million.................................................. .075%
     Over $1 billion.................................................... .05%
     VALUE OF ASSETS IN INDEX EQUITY FUND                                RATE
     ------------------------------------                                ----
     First $50 million.................................................. .20%
     Over $50 million................................................... .13%
     VALUE OF ASSETS IN STABLE ASSET RETURN FUND*                        RATE
     --------------------------------------------                        ----
     First $750 million................................................. .20%
     Next $250 million.................................................. .10%
     Over $1.0 billion.................................................. .075%
     VALUE OF ASSETS IN INTERMEDIATE BOND FUND                           RATE
     -----------------------------------------                           ----
     First $500 million................................................. .10%
     Next $500 million.................................................. .075%
     Over $1.0 billion.................................................. .05%

--------
* For the purpose of determining the management fees charged to assets invested in the Stable Asset Return Fund and administrative fees charged to assets invested in Insurance Investment Contracts (an investment option of the Program not included in the Trust), the amount of the assets held in these two investment options is aggregated.

  State Street Bank received trustee, management and administration fees which aggregated $2,406,804 for the year ended December 31, 1996.

  Assets allocated to the Portfolios are not subject to any fees except an annual service fee of .10% for the first $100 million and .05% over $100 million. State Street Bank received Portfolio service fees of $51,026 for the year ended December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

  The aggregate cost of purchases and proceeds from sales of securities excluding U.S. Government and short-term investments were as follows:

                                                              YEAR ENDED
                                                           DECEMBER 31, 1996
                                                       -------------------------
                                                        PURCHASES      SALES
                                                       ------------ ------------
     Aggressive Equity Fund........................... $128,239,961 $119,409,361
     Growth Equity Fund...............................  457,533,598  439,101,311
     Balanced Fund....................................  102,283,264  119,362,075
     Stable Asset Return Fund.........................  136,505,106  133,313,248
     Index Equity Fund................................   34,284,546   11,559,734
     Value Equity Fund................................   25,312,526    5,887,699
     International Equity Fund........................   37,252,756   17,056,338
     Intermediate Bond Fund...........................   24,692,772    9,959,670
     Conservative Structured Portfolio Service........    8,088,116    3,032,313
     Moderate Structured Portfolio Service............   24,141,842    6,550,390
     Aggressive Structured Portfolio Service..........   17,596,247    5,014,474

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

                                                              YEAR ENDED
                                                           DECEMBER 31, 1996
                                                       -------------------------
                                                        PURCHASES      SALES
                                                       ------------ ------------
     Balanced Fund.................................... $424,694,317 $389,535,344
     Value Equity Fund................................    1,371,119          --
     Growth Equity Fund...............................      730,905    3,707,083

5. ORGANIZATIONAL EXPENSES

  Expenses incurred in connection with the organization of the original funds (Balanced, Aggressive, SARF and Growth) (the "Original Funds") in 1991 included state and federal securities registration fees, legal and accounting fees and expenses, and printing costs. These expenses were borne equally by the Original Funds, capitalized by each Original Fund and amortized over a period of 60 months on a straight line basis. On May 15, 1996 ABRA reimbursed the Original Funds for the remaining unamortized portion of the organization costs. Organization costs reimbursed were $39,802, $35,366, $61,360, and $60,987 for the Balanced, Aggressive, SARF and Growth Funds, respectively.

  Expenses incurred in connection with the addition of new Funds and Portfolios and the reorganization of the Program in 1995 included state and federal securities registration fees, legal and accounting fees and expenses and printing costs. These expenses were allocated to the Funds based on net asset value, capitalized by each Fund and amortized over a period of 36 months on a straight line basis. Organizational costs are reallocated on a quarterly basis between Funds based on net asset value. There were no organizational expenses allocated to the Portfolios.

  If a Fund should terminate prior to the full amortization of its organizational expenses, the amount per unit that will be realized by investors upon the liquidation of the Fund may be less than the per unit net asset value of the Fund at the time of liquidation. The unamortized portion of the organizational expenses will be charged as an expense of the Fund in the event of termination.

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

  Certain Funds maintain investments in ADRs which involve special risks. These securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments which could adversely affect investment in these countries. ADRs do not lessen the risk of investing in foreign issuers; however, by investing in ADRs rather than directly in foreign issuers' stock, the Funds will avoid currency risks during the settlement period for purchases or sales. In addition, the domestic market for ADRs may be more liquid than the foreign market for the underlying securities.

  A significant portion of the Aggressive Equity Fund's investments are in securities of small to medium-sized companies, which typically have greater market and financial risk than larger, more

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST diversified companies. These companies are often dependent on one or two products in rapidly changing industries and may be more vulnerable to competition from larger companies with greater resources and to economic conditions that affect their market sector.

  SARF invests in a collective investment fund that maintains investments in contracts issued by insurance companies. The issuing institution's ability to meet its contractual obligations under the respective contracts may be affected by future economic and regulatory developments in the insurance industry.

7. ACQUISITION OF BLENDED RATE FUND

  On September 5, 1995, SARF acquired all of the net assets of the Blended Rate Fund. The acquisition was accomplished by an exchange of 222,343,776 units of SARF (valued at $1.00/unit) for the 222,343,776 units of Blended Rate Fund outstanding on September 5, 1995. The Blended Rate Fund's net assets at that date ($222,343,776) were combined with those of SARF. The aggregate net assets of SARF and the Blended Rate Fund immediately before the acquisition were $498,717,192 and $222,343,776, respectively. Immediately after the acquisition, the aggregate net assets of SARF were $721,060,968.

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table (all amounts except the registration fee are estimated):

   Registration fee.................................................. $ 303,031
   Accountant's fees and expenses....................................     *
   Legal fees and expenses...........................................     *
   Printing expenses.................................................     *
   Blue Sky fees and expenses........................................     *
   Miscellaneous.....................................................     *
                                                                      ---------
     Total...........................................................     *
                                                                      =========

--------
* To be completed by amendment

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  State Street's By-Laws provide that State Street shall indemnify each person who is or was a director, officer, employee or other agent of State Street against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements reasonably incurred by such persons in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such action was in the best interests of State Street.

  State Street Boston Corporation, the parent company of State Street, carries director and officer liability insurance that protects directors and officers from losses arising out of actual or alleged negligence or imprudent acts or omissions while they are directing or managing the affairs of State Street Boston Corporation.

  State Street Boston Corporation also carries bankers professional liability insurance which protects State Street and State Street Boston Corporation against losses resulting from actual or alleged wrongful acts committed in connection with rendering a professional service.

  Each of the Investment Advisor Agreements between State Street and the Investment Advisors provides that to the extent permitted by applicable law, the Investment Advisor agrees to indemnify and hold harmless State Street for any losses, damages or expenses resulting from (1) any recommendation of the Investment Advisor or based on information provided by the Investment Advisor,
(2) the Investment Advisor's failure to provide correct and timely information or to make recommendations on a timely basis as provided in the applicable Agreement and (3) any disclosure relating to the Investment Advisor or the services provided by the Investment Advisor with respect to a Fund which the Investment Advisor has prepared, approved in writing or has not disapproved within five (5) business days following transmission to a person designated by the Investment Advisor to review such disclosure; provided, however, that the Investment Advisor shall not be required to indemnify and hold harmless State Street to the extent that such losses, damages or expenses result from an act or omission of the Investment Advisor with respect to which the Investment Advisor not only has used such care, skill, prudence and diligence as a reasonably prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, but also has otherwise acted in accordance with the Investment Advisor Agreement.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  Since April 1995, the Collective Trust has issued an aggregate of $393,447,595 of unregistered Units. Such Units were offered and sold in reliance upon the exemption from registration under Rule 180 promulgated under the Securities Act relating to exemption from registration of interests and participations issued in connection with certain H.R. 10 plans.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
    3.1      American Bar Association Members/State Street Collective
             Trust, Declaration of Trust by State Street Bank and Trust
             Company, amended and restated December 5, 1991, with
             Exhibits 1-5 attached thereto, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    3.2      American Bar Association Members/State Street Collective
             Trust, Amendment to Declaration of Trust by State Street
             Bank and Trust Company dated July 31, 1995, with Exhibits 1-
             9 attached thereto, included as Exhibit 3.2 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.3      American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declarations dated as of
             April 12, 1996 for each of the Aggressive Equity Fund, the
             Balanced Fund, the Growth Equity Fund, the Index Equity
             Fund, the Intermediate Bond Fund, the International Equity
             Fund and the Value Equity Fund, included as Exhibit 3.3 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.4*     American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declaration, dated as of
             April  , 1997 for the Stable Asset Return Fund.
    4.1      American Bar Association Members/State Street Collective
             Trust, Fund Declaration for each Fund and the Structured
             Portfolio Service, included in Exhibits No. 3.1, 3.2 or 3.3.
    5.1*     Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
             regarding the legality of the Units registered.
    5.2*     Opinion of Goodwin, Procter & Hoar LLP regarding matters of
             Massachusetts law.
   10.1      Trust Agreement of the American Bar Association Members
             Retirement Trust, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and State Street Bank and Trust Company, included as Exhibit
             10.1 to Registrant's Form 10-K for the year ended December
             31, 1991 and incorporated herein by reference thereto.
   10.2      Trust Agreement of the American Bar Association Members
             Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.3      Amendment to the American Bar Association Members Retirement
             Trust dated July 31, 1995 by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.3 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
    10.4     Amendment to the American Bar Association Members Pooled
             Trust for Retirement Plans dated July 31, 1995 by and
             between the American Bar Retirement Association and State
             Street Bank and Trust Company, included as Exhibit 10.4 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    10.5     American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01 and related participation agreements, as
             approved by the Internal Revenue Service on February 26,
             1992, included as Exhibit 10.3 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.
    10.6     American Bar Association Members Defined Benefit Pension
             Plan--Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective
             Amendment No. 1 to Registrant's Registration Statement on
             Form S-1 No. 33-42274 and incorporated herein by reference thereto.
    10.7     Administrative and Investment Services Agreement effective
             January 1, 1992, between State Street Bank and Trust Company and the American Bar Retirement Association, included as
             Exhibit 10.5 to Pre-Effective Amendment No. 1 to
             Registrant's Registration Statement on Form S-1 No. 33-42274
             and incorporated herein by reference thereto.
    10.8     Amendment No. 1 to Administrative and Investment Services
             Agreement effective January 1, 1992 by and between State
             Street Bank and Trust Company and the American Bar
             Retirement Association, included as Exhibit 10.6 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    10.9     Amendment No. 2 to Administrative and Investment Services
             Agreement dated July 31, 1995 by and between State Street
             Bank and Trust Company and the American Bar Association
             Retirement Association, included as Exhibit 10.9 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    10.10    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Growth Equity
             Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
    10.11    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM
             Capital Management relating to the Growth Equity Fund,
             included as Exhibit 10.8 to Registrant's Annual Report on
             Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
    10.12    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Aggressive
             Equity Fund, included as Exhibit 10.9 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
  10.13      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit
             Investment Associates, Inc. relating to the Aggressive
             Equity Fund, included as Exhibit 10.10 to Registrant's
             Annual Report on Form 10-K for the year ended December 31,
             1991 and incorporated herein by reference thereto.
  10.14      Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and
             Miller, Anderson & Sherrerd relating to the Balanced Fund, included as Exhibit 10.13 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
  10.15      Investment Advisor Agreement effective as of November 1,
             1992 by and between State Street Bank and Trust Company and
             Lincoln Capital Management Company relating to the Balanced
             Fund, included as Exhibit 10.14 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.
  10.16      Investment Advisor Agreement effective as of August 1, 1993 by and between State Street Bank and Trust Company and
             Columbus Circle Investors relating to the Growth Equity
             Fund, included as Exhibit 10.15 to Registrant's Form S-1
             Registration Statement No. 33-68730 and incorporated herein by reference thereto.
  10.17      Investment Advisor Agreement dated July 31, 1995 by and
             between State Street Bank and Trust Company and Sanford
             Bernstein & Co. Inc. relating to the Value Equity Fund,
             included as Exhibit 10.17 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.18      Plan of Merger effective as of September 5, 1995 merging
             Blended Rate Fund with and into Enhanced Short Term
             Investment Fund, included as Exhibit 10.18 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
  23.1*      Consent of Paul, Weiss, Rifkind, Wharton & Garrison,
             included in the opinion filed as Exhibit 5.1.
  23.2*      Consent of Goodwin, Procter & Hoar LLP, included in the
             opinion filed as Exhibit 5.2.
  23.3       Consent of Price Waterhouse.
  24.1       Power of Attorney.
  27.1       Financial Data Schedule.

--------
* To be filed by amendment.

(b) Financial Statement Schedules and Related Reports

    A Schedule of Investments for each of the Aggressive Equity Fund, the Balanced Fund, the Growth Equity Fund and the Value Equity Fund is filed as part of this Registration Statement. See "Index to Financial Statements."

  All other schedules and reports are omitted because they are not applicable or not required, or because the information required, therein is included in the financial statements or the notes thereto.

ITEM 17. UNDERTAKINGS.

  The undersigned registrant hereby undertakes:

  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The Registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospecctus filed by the Company pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, COMMONWEALTH OF MASSACHUSETTS, ON MARCH 18, 1997.

                                          AMERICAN BAR ASSOCIATION MEMBERS/
                                           STATE STREET COLLECTIVE TRUST

                                                    /s/ James S. Phalen
                                          By: _________________________________
                                             Name: James S. Phalen
                                             Title:  President and Chief
                                                   Executive Officer


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                         TITLE                DATE

         /s/ James S. Phalen            President and Chief     March 18, 1997
-------------------------------------    Executive Officer
           JAMES S. PHALEN               of the American Bar
                                         Association
                                         Members/State
                                         Street Collective
                                         Trust (Principal
                                         Executive Officer)

         /s/ Nancy P. Antin             Vice President and      March 18, 1997
-------------------------------------    Chief Financial
           NANCY P. ANTIN                Officer of the
                                         American Bar
                                         Association
                                         Members/State
                                         Street Collective
                                         Trust (Principal
                                         Financial Officer)

        /s/ Susan C. Daniels            Treasurer and Chief     March 18, 1997
-------------------------------------    Accounting Officer
          SUSAN C. DANIELS               of the American Bar
                                         Association
                                         Members/State
                                         Street Collective
                                         Trust (Principal
                                         Accounting Officer)

              SIGNATURE                         TITLE                DATE

                  *                     Chairman and Chief      March 18, 1997
-------------------------------------    Executive Officer
         MARSHALL N. CARTER              of State Street
                                         Bank and Trust
                                         Company

                  *                     Director, President     March 18, 1997
-------------------------------------    and Chief Operating
           DAVID A. SPINA                Officer of State
                                         Street Bank and
                                         Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
         TENLEY E. ALBRIGHT              Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
        JOSEPH A. BAUTE, JR.             Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
        I. MACALLISTER BOOTH             Trust Company

                                        Director of State
-------------------------------------    Street Bank and
         JAMES I. CASH, JR.              Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
          TRUMAN S. CASNER               Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
         NADER F. DAREHSHORI             Trust Company

              SIGNATURE                         TITLE                DATE

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
         ARTHUR L. GOLDSTEIN             Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
           CHARLES F. KAYE               Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
          JOHN M. KUCHARSKI              Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
         CHARLES R. LAMANTIA             Trust Company

                                        Director of State
-------------------------------------    Street Bank and
           DAVID B. PERINI               Trust Company

                  *                     Director of State       March 18, 1997
-------------------------------------    Street Bank and
          DENNIS J. PICARD               Trust Company

       /s/ Nicholas P. Lopardo
*By _________________________________
      NAME: NICHOLAS A. LOPARDO
          ATTORNEY-IN-FACT

         /s/ John R. Towers
*By _________________________________
        NAME: JOHN R. TOWERS
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
    3.1      American Bar Association Members/State Street Collective
             Trust, Declaration of Trust by State Street Bank and Trust
             Company, amended and restated December 5, 1991, with
             Exhibits 1-5 attached thereto, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    3.2      American Bar Association Members/State Street Collective
             Trust, Amendment to Declaration of Trust by State Street
             Bank and Trust Company dated July 31, 1995, with Exhibits 1-
             9 attached thereto, included as Exhibit 3.2 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.3      American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declarations dated as of
             April 12, 1996 for each of the Aggressive Equity Fund, the
             Balanced Fund, the Growth Equity Fund, the Index Equity
             Fund, the Intermediate Bond Fund, the International Equity
             Fund and the Value Equity Fund, included as Exhibit 3.3 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.4*     American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declaration, dated as of
             April  , 1997 for the Stable Asset Return Fund.
    4.1      American Bar Association Members/State Street Collective
             Trust, Fund Declaration for each Fund and the Structured
             Portfolio Service, included in Exhibits No. 3.1, 3.2 or 3.3.
    5.1*     Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
             regarding the legality of the Units registered.
    5.2*     Opinion of Goodwin, Procter & Hoar LLP regarding matters of
             Massachusetts law.
   10.1      Trust Agreement of the American Bar Association Members
             Retirement Trust, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and State Street Bank and Trust Company, included as Exhibit
             10.1 to Registrant's Form 10-K for the year ended December
             31, 1991 and incorporated herein by reference thereto.
   10.2      Trust Agreement of the American Bar Association Members
             Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.3      Amendment to the American Bar Association Members Retirement
             Trust dated July 31, 1995 by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.3 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
   10.4      Amendment to the American Bar Association Members Pooled
             Trust for Retirement Plans dated July 31, 1995 by and
             between the American Bar Retirement Association and State
             Street Bank and Trust Company, included as Exhibit 10.4 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   10.5      American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01 and related participation agreements, as
             approved by the Internal Revenue Service on February 26,
             1992, included as Exhibit 10.3 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
   10.6      American Bar Association Members Defined Benefit Pension
             Plan--Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective
             Amendment No. 1 to Registrant's Registration Statement on
             Form S-1 No. 33-42274 and incorporated herein by reference thereto.
   10.7      Administrative and Investment Services Agreement effective
             January 1, 1992, between State Street Bank and Trust Company and the American Bar Retirement Association, included as
             Exhibit 10.5 to Pre-Effective Amendment No. 1 to
             Registrant's Registration Statement on Form S-1 No. 33-42274
             and incorporated herein by reference thereto.
   10.8      Amendment No. 1 to Administrative and Investment Services
             Agreement effective January 1, 1992 by and between State
             Street Bank and Trust Company and the American Bar
             Retirement Association, included as Exhibit 10.6 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
   10.9      Amendment No. 2 to Administrative and Investment Services
             Agreement dated July 31, 1995 by and between State Street
             Bank and Trust Company and the American Bar Association
             Retirement Association, included as Exhibit 10.9 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   10.10     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Growth Equity
             Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
   10.11     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM
             Capital Management relating to the Growth Equity Fund,
             included as Exhibit 10.8 to Registrant's Annual Report on
             Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
   10.12     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Aggressive
             Equity Fund, included as Exhibit 10.9 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.13     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit
             Investment Associates, Inc. relating to the Aggressive
             Equity Fund, included as Exhibit 10.10 to Registrant's
             Annual Report on Form 10-K for the year ended December 31,
             1991 and incorporated herein by reference thereto.
   10.14     Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and
             Miller, Anderson & Sherrerd relating to the Balanced Fund, included as Exhibit 10.13 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.
   10.15     Investment Advisor Agreement effective as of November 1,
             1992 by and between State Street Bank and Trust Company and
             Lincoln Capital Management Company relating to the Balanced
             Fund, included as Exhibit 10.14 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.

 EXHIBIT NO.                   DESCRIPTION OF DOCUMENT
 -----------                   -----------------------
  10.16      Investment Advisor Agreement effective as of August 1, 1993 by and between State Street Bank and Trust Company and
             Columbus Circle Investors relating to the Growth Equity
             Fund, included as Exhibit 10.15 to Registrant's Form S-1
             Registration Statement No. 33-68730 and incorporated herein by reference thereto.
  10.17      Investment Advisor Agreement dated July 31, 1995 by and
             between State Street Bank and Trust Company and Sanford
             Bernstein & Co. Inc. relating to the Value Equity Fund,
             included as Exhibit 10.17 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.18      Plan of Merger effective as of September 5, 1995 merging
             Blended Rate Fund with and into Enhanced Short Term
             Investment Fund, included as Exhibit 10.18 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
  23.1*      Consent of Paul, Weiss, Rifkind, Wharton & Garrison,
             included in the opinion filed as Exhibit 5.1.
  23.2*      Consent of Goodwin, Procter & Hoar LLP, included in the
             opinion filed as Exhibit 5.2.
  23.3       Consent of Price Waterhouse.
  24.1       Power of Attorney.
  27.1       Financial Data Schedule.

--------
* To be filed by amendment.

(b) Financial Statement Schedules and Related Reports

    A Schedule of Investments for each of the Aggressive Equity Fund, the Balanced Fund, the Growth Equity Fund and the Value Equity Fund is filed as part of this Registration Statement. See "Index to Financial Statements."

  All other schedules and reports are omitted because they are not applicable or not required, or because the information required, therein is included in the financial statements or the notes thereto.